BancAnalysts Association of Boston Conference Presentation November 6, 2015 Exhibit 99.1

Disclaimer This presentation contains forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in M&T’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive pressures; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and other legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Today’s Agenda Company Overview and Performance History of Strong Returns Investments in Our Infrastructure Capitalizing on Business Opportunities Prudent Capital Allocation

Company Overview

Overview of M&T Bank Top 15 US-based commercial bank holding company with $98 billion in assets – $122 billion(1) 674 domestic branches; 809(1) post-merger, across eight states and Washington DC Successful operating model for over 30 years Diverse business mix including renowned Wilmington Trust wealth and fiduciary units Long-tenured management team tested over multiple economic cycles Careful credit underwriting produces lower earnings volatility High level of insider ownership aligns management with shareholders History of industry-leading returns All data as of 9/30/2015 (1) Pro-forma for Hudson City Bancorp merger and post-close restructuring

M&T Talent and Leadership M&T’s 13-member Management Group averages 25 years of service Average 11 years on Management Group 12 senior M&T executives have worked on all 23 prior acquisitions 69 senior managers, on average, have worked on 12 prior acquisitions Generally develop general manager talent in-house Two executive training programs in place for over 30 years; recruited 1,859 graduates Actively complement with external hires having industry expertise Our depth of talent is a key competitive advantage

Performance

Key Metrics The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). Excludes merger-related gains and expenses and amortization expense associated with intangible assets. Prior years not restated for change of accounting policy for LIHTC

M&T’s Business Model – a Historical Perspective(1) (2) Prior years not restated for change of accounting policy for LIHTC FR Y-9C financial data not available for 3Q 2015 MTB 3Q 2015: 2.33% MTB 3Q 2015: 0.24% MTB 3Q 2015: 57.05% MTB 3Q 2015: 12.98%

Recent Performance in Context Historically, M&T has performed: Above peers during “times of stress” In line with peers during “normal” times 15% Net Operating EPS CAGR Since 1983 The last three years have been: Slow revenue growth environment Benign credit environment Period of significant investment

M&T Drivers of Performance: Core EPS Growth – LTM Source: SNL Financial Note: Red line represents median Core EPS utilizes net income after taxes and before extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items The assumed tax rate is 35% Shares are average for the given period *Total CAGR represents beginning of 3Q12 LTM to end of 2Q15 LTM

M&T Drivers of Performance: Core Revenue Growth – LTM Source: SNL Financial Note: Red line represents median Core Revenue excludes securities gains/losses and nonrecurring items *Total CAGR represents beginning of 3Q12 LTM to end of 2Q15 LTM

M&T Drivers of Performance: Core Expense Growth – LTM Source: SNL Financial Note: Red line represents median. Core Expense excludes nonrecurring expenses and provision *Total CAGR represents beginning of 3Q12 LTM to end of 2Q15 LTM

M&T Drivers of Performance: Core PPNR Growth – LTM Source: SNL Financial Note: Red line represents median Core PPNR excludes nonrecurring revenue and expenses and securities gains/loss *Total CAGR represents beginning of 3Q12 LTM to end of 2Q15 LTM Top quartile performance while making Investments

Loan Loss Reserve Release – M&T versus Peers Source: SNL Financial

M&T Drivers of Performance: Credit Cycle Impact (3Q11 – 2Q15) Source: SNL Financial RANK 1 2 3 4 5 6 7 8 9 10 11 12 Note: This is the sum of loan loss provisions minus the sum of net charge-offs minus over the 3Q11-2Q15 period divided by average loans. MTB 3Q 2015: 0.24% Cumulative Net Charge-offs vs. Loan Loss Provisions

Investments in Our Infrastructure

Our Infrastructure Investments Risk management infrastructure BSA/AML compliance Capital Planning and Stress Testing Data centers Technology and cybersecurity

Current and Future Investments in the Infrastructure Data governance and data quality Integrated framework for risk and regulatory reporting Customer facing technology Keeping abreast of digital Focused on enhancing capabilities for scale and efficiency

Capitalizing on Opportunities

Outlook and Opportunities Outlook remains challenging Revenue growth 2% YTD vs prior year(1) Optimizing expense base to fund technology infrastructure investments Focused on managing expenses to produce modest positive operating leverage Limited prospect for improvement in credit from current levels Capitalize on opportunities over time Expansion into New Jersey Local market dynamics Return of excess capital (1) Adjusted for Wilmington Trust Trade Processing divestiture

M&T Franchise Growing Footprint Complementary Combined Footprint with Hudson City

Hudson City Transaction Estimated Financial Impacts Immediately accretive to tangible book value per share Immediate 50 – 70 basis point accretion to regulatory capital ratios Mid-single digit accretion to net operating earnings in 2016 IRR remains about 18% Deal value: $5.2 billion(1) 0.8 times TBV at announcement, 1.1 times TBV at closing (1) The deal value is approximately $5.2 billion

Hudson City Transaction Summary Expect to add about $19 billion of loans / $24 billion of total assets Will de-leverage acquired balance sheet after closing 135 acquired branches in New Jersey, Connecticut and Long Island Consolidated NIM slightly below pre-merger M&T Estimate of merger-related expenses unchanged, about $120 million Expect to meet, or modestly exceed, original cost save estimate of 24%

New Jersey Expansion Opportunity New Jersey Population: 8.9 million Adjacent to existing M&T markets (Philadelphia, NYC) Median income of $72K (~35% higher than national average) 274,395 small businesses and 5,540 middle market companies in New Jersey; nearly equal to upstate New York and Maryland combined Business Banking density: Hudson City averages 2,117 business prospects per branch M&T network averages 1,576 78% of Hudson City consumer households have only one product Customers use Hudson City as their primary bank about ¼ as often as M&T customers 157 M&T employees already in-place in New Jersey, Connecticut and Long Island

Market Dynamics Across M&T Footprint M&A activity is accelerating Four of five transactions over $1 billion since 4Q 2014 occurred in our footprint Industry valuations remain healthy M&T’s leading market share positions us to compete for customers from acquired banks Can leverage existing infrastructure to attract and service new business

Prudent Capital Allocation

Capital Allocation in Response to Industry Trends Dividends Share Repurchases Retained for Growth * Capital Allocation as a % of Net Operating Income

M&T Drivers of Performance: Average Diluted Shares Growth – LTM Source: SNL Financial Note: Red line represents median *Total CAGR represents beginning of 3Q12 LTM to end of 2Q15 LTM 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE NONINTEREST EXPENSE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 ZION -0.8616596469% RF -6.6487935657% STI -2.9262086514% STI -2.6703800786% STI -5.3189698704% FITB -4.2737094838% BBT -1.1452991453% FITB -2.9648901238% STI -2.7660743726% CMA -3.4339846063% STI -1.3976641777% STI -0.4466019417% STI -1.8324488197% 1 2 MTB -0.7639845988% STI -4.2630937881% RF -2.3905801264% PNC -1.8538289818% PNC -2.1855221519% PNC -2.1231422505% PNC -1.7426918707% RF -1.6464471404% FITB -1.9607843137% MTB -2.7780900653% FITB -0.9132420091% FITB -0.2168609379% RF -0.7828665178% 2 3 KEY -0.3955411722% MTB -3.7376007395% CMA -1.5046296296% CMA -1.2338425382% ZION -1.5093749243% STI -1.9911111111% WFC -0.925433029% BBT -0.916479336% RF -1.9089574156% FITB -2.2631578947% MTB -0.143485306% ZION -0.1548035971% FITB -0.5397541982% 3 4 CMA -0.2284408909% BBT -2.7144072121% USB -0.867386276% MTB -1.1744378284% FITB -1.2096774194% HBAN -1.2449194558% RF -0.8874892642% STI -0.8356039964% BBT -1.5706806283% STI -1.6013564431% ZION .0361498164% BBT .3737319808% BBT -0.2156233919% 4 5 RF .511991377% ZION -1.1137594773% WFC -0.7570251938% USB -0.4277658954% CMA -0.4759071981% WFC -0.3407537391% CMA -0.7531865585% PNC -0.8040096063% CMA -0.9964830012% BBT -1.2411347518% KEY .4789977892% PNC .3969497545% CMA -0.1487456179% 5 6 USB 1.2871382948% CMA -1.8757870635% FITB -0.6013952369% KEY -0.2899601305% USB -0.429603593% BBT -0.3237348782% FITB -0.7022824179% CMA -0.4086398132% KEY -0.4723837209% KEY -0.9127418766% HBAN .7965196692% WFC .5544802% PNC -0.1016386475% 6 7 FITB 1.3238289206% USB -0.8599273839% MTB -0.2441804591% WFC -0.2888468501% BBT -0.373451027% KEY .2173125679% KEY -0.6866642573% ZION -0.3366224399% HBAN -0.4095829097% RF -0.7185628743% RF .8745476478% KEY .9534286762% KEY .0842923631% 7 8 HBAN 1.3665069161% KEY -0.4693140794% KEY 7254261878852919.7254261879% HBAN .4236926254% WFC .020400253% ZION .4933116745% HBAN -0.4473071107% WFC -0.1260591031% PNC -0.3894736842% PNC .2641868329% BBT .8797127469% RF .956651719% ZION .1728535343% 8 9 BBT 1.5722183829% WFC .2387793921% HBAN 74534464836428782.7453446484% ZION .6083724289% HBAN .1356281139% RF ..6628242075% STI -0.1451115545% USB .0386548125% MTB .2439853428% ZION .4721665482% PNC .8958684654% MTB 1.7863561977% WFC .2141633197% 9 10 WFC 1.6684839632% PNC .3231492362% ZION .3117761277% RF 1.2899442979% KEY .3635041803% USB .7452441655% ZION 4484875932022625.4484875932% KEY .1455604076% WFC .30209605% WFC 1.1593604951% WFC 1.1399555438% USB 1.2128619782% MTB .3074188361% 10 11 STI 2.6089673489% HBAN .9957479628% PNC .5661298194% BBT 1.3592567103% RF .4341534009% CMA 3.1679617454% USB ..720264746% HBAN .3470566655% USB .473704563% USB 1.1738670259% USB 1.1507370423% HBAN 1.9398925775% USB .3418954135% 11 12 PNC 4.9645390071% FITB 4.4472361809% BBT .8852629752% FITB 2.3291384318% MTB 1.7288583261% MTB 4.6647344306% MTB 2.2629893186% MTB 2.8588936338% ZION 4.2698351087% HBAN 1.8637535741% CMA 3.6560392397% CMA 2.3200475907% HBAN .482592828% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% CORE NONINTEREST EXPENSE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer11 -0.8616596469% Peer7 -6.6487935657% Peer8 -2.9262086514% Peer8 -2.6703800786% Peer8 -5.3189698704% Peer3 -4.2737094838% Peer1 -1.1452991453% Peer3 -2.9648901238% Peer8 -2.7660743726% Peer2 -3.4339846063% Peer8 -1.3976641777% Peer8 -0.4466019417% Peer8 -1.8324488197% 1 2 MTB -0.7639845988% Peer8 -4.2630937881% Peer7 -2.3905801264% Peer6 -1.8538289818% Peer6 -2.1855221519% Peer6 -2.1231422505% Peer6 -1.7426918707% Peer7 -1.6464471404% Peer3 -1.9607843137% MTB -2.7780900653% Peer3 -0.9132420091% Peer3 -0.2168609379% Peer7 -0.7828665178% 2 3 Peer5 -0.3955411722% MTB -3.7376007395% Peer2 -1.5046296296% Peer2 -1.2338425382% Peer11 -1.5093749243% Peer8 -1.9911111111% Peer10 -0.925433029% Peer1 -0.916479336% Peer7 -1.9089574156% Peer3 -2.2631578947% MTB -0.143485306% Peer11 -0.1548035971% Peer3 -0.5397541982% 3 4 Peer2 -0.2284408909% Peer1 -2.7144072121% Peer9 -0.867386276% MTB -1.1744378284% Peer3 -1.2096774194% Peer4 -1.2449194558% Peer7 -0.8874892642% Peer8 -0.8356039964% Peer1 -1.5706806283% Peer8 -1.6013564431% Peer11 .0361498164% Peer1 .3737319808% Peer1 -0.2156233919% 4 5 Peer7 ..511991377% Peer11 -1.1137594773% Peer10 -0.7570251938% Peer9 -0.4277658954% Peer2 -0.4759071981% Peer10 -0.3407537391% Peer2 -0.7531865585% Peer6 -0.8040096063% Peer2 -0.9964830012% Peer1 -1.2411347518% Peer5 .4789977892% Peer6 .3969497545% Peer2 -0.1487456179% 5 6 Peer9 1.2871382948% Peer2 -1.8757870635% Peer3 -0.6013952369% Peer5 -0.2899601305% Peer9 -0.429603593% Peer1 -0.3237348782% Peer3 -0.7022824179% Peer2 -0.4086398132% Peer5 -0.4723837209% Peer5 -0.9127418766% Peer4 .7965196692% Peer10 .5544802% Peer6 -0.1016386475% 6 7 Peer3 1.3238289206% Peer9 -0.8599273839% MTB -0.2441804591% Peer10 -0.2888468501% Peer1 -0.373451027% Peer5 .2173125679% Peer5 -0.6866642573% Peer11 -0.3366224399% Peer4 -0.4095829097% Peer7 -0.7185628743% Peer7 .8745476478% Peer5 .9534286762% Peer5 .0842923631% 7 8 Peer4 1.3665069161% Peer5 -0.4693140794% Peer5 7254261878852919.7254261879% Peer4 .4236926254% Peer10 .020400253% Peer11 .4933116745% Peer4 -0.4473071107% Peer10 -0.1260591031% Peer6 -0.3894736842% Peer6 .2641868329% Peer1 .8797127469% Peer7 .956651719% Peer11 .1728535343% 8 9 Peer1 1.5722183829% Peer10 .2387793921% Peer4 74534464836428782.7453446484% Peer11 .6083724289% Peer4 .1356281139% Peer7 .6628242075% Peer8 -0.1451115545% Peer9 .0386548125% MTB .2439853428% Peer11 .4721665482% Peer6 .8958684654% MTB 1.7863561977% Peer10 .2141633197% 9 10 Peer10 1.6684839632% Peer6 .3231492362% Peer11 .3117761277% Peer7 1.2899442979% Peer5 .3635041803% Peer9 .7452441655% Peer11 4484875932022625.4484875932% Peer5 .1455604076% Peer10 .30209605% Peer10 1.1593604951% Peer10 1.1399555438% Peer9 1.2128619782% MTB .3074188361% 10 11 Peer8 2.6089673489% Peer4 .9957479628% Peer6 .5661298194% Peer1 1.3592567103% Peer7 .4341534009% Peer2 3.1679617454% Peer9 .720264746% Peer4 .3470566655% Peer9 .473704563% Peer9 1.1738670259% Peer9 1.1507370423% Peer4 1.9398925775% Peer9 .3418954135% 11 12 Peer6 4.9645390071% Peer3 4.4472361809% Peer1 .8852629752% Peer3 2.3291384318% MTB 1.7288583261% MTB 4.6647344306% MTB 2.2629893186% MTB 2.8588936338% Peer11 4.2698351087% Peer4 1.8637535741% Peer2 3.6560392397% Peer2 2.3200475907% Peer4 .482592828% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 9,162,000,000 9,464,000,000 9,689,000,000 9,773,000,000 9,781,000,000 9,656,000,000 9,471,000,000 9,343,000,000 9,206,000,000 9,187,000,000 9,233,000,000 9,270,000,000 9,327,000,000 189674.67999590488 CMA 2,516,000,000 2,530,000,000 2,527,000,000 2,512,000,000 2,511,000,000 2,518,000,000 2,540,000,000 2,528,000,000 2,525,000,000 2,521,000,000 2,513,000,000 2,568,000,000 2,617,000,000 FITB 6,198,000,000 6,211,000,000 6,515,000,000 6,558,000,000 6,898,000,000 6,945,000,000 6,763,000,000 6,608,000,000 6,327,000,000 6,135,000,000 6,061,000,000 6,077,000,000 5,967,000,000 HBAN 2,688,998,000 2,709,807,000 2,794,243,000 2,783,615,000 2,778,450,000 2,769,775,000 2,716,386,000 2,704,110,000 2,736,469,000 2,771,434,000 2,798,766,000 2,829,053,000 2,891,805,000 KEY 3,932,000,000 4,013,000,000 4,048,000,000 4,088,000,000 4,106,000,000 4,047,000,000 4,024,000,000 3,998,000,000 4,010,000,000 3,973,000,000 4,012,000,000 4,017,000,000 4,078,000,000 MTB 4,069,444,000 4,186,817,000 4,335,110,000 4,424,193,000 4,493,616,000 4,529,055,000 4,507,903,000 4,486,509,000 4,483,818,000 4,453,725,000 4,472,391,000 4,495,477,000 4,504,192,000 PNC 14,203,000,000 14,648,000,000 14,987,000,000 15,248,000,000 15,591,000,000 15,454,000,000 15,559,000,000 15,300,000,000 15,137,000,000 15,079,000,000 14,871,000,000 14,937,000,000 15,075,000,000 RF 5,370,000,000 5,343,000,000 5,333,000,000 5,278,000,000 5,257,000,000 5,212,000,000 5,231,000,000 5,218,000,000 5,213,000,000 5,232,000,000 5,156,000,000 5,165,000,000 5,187,000,000 STI 8,531,000,000 8,239,000,000 8,501,000,000 8,414,000,000 8,283,000,000 8,362,000,000 8,128,000,000 8,042,000,000 8,035,000,000 8,088,000,000 8,072,000,000 8,015,000,000 7,980,000,000 USB 19,445,000,000 19,820,000,000 20,079,000,000 20,019,000,000 19,873,000,000 19,590,000,000 19,369,000,000 19,309,000,000 19,342,000,000 19,441,000,000 19,598,000,000 19,697,000,000 19,766,000,000 WFC 81,714,000,000 83,776,000,000 84,729,000,000 84,551,000,000 84,672,000,000 83,608,000,000 82,337,000,000 80,931,000,000 80,248,000,000 80,514,000,000 81,374,000,000 82,309,000,000 82,383,000,000 ZION 2,262,029,000 2,235,776,000 2,222,564,000 2,216,242,000 2,218,517,000 2,200,156,000 2,193,247,000 2,172,912,000 2,147,540,000 2,151,858,000 2,164,770,000 2,177,839,000 2,199,567,000 BBT 3.2962235319799138E-2 2.3774302620456433E-2 8.6696253483331542E-3 8.1858180701943617E-4 -1.2779879357938895E-2 -1.9159072079536044E-2 -1.3514940344208637E-2 -1.4663384351921271E-2 -2.0638713882250581E-3 5.0070752149777853E-3 4.0073648868190759E-3 6.1488673139158401E-3 1.4885171001250974E-3 CMA 5.56438791732905E-3 -1.1857707509881354E-3 -5.9358923624851512E-3 -3.9808917197448057E-4 2.7877339705295601E-3 8.7370929308976386E-3 -4.7244094488189115E-3 -1.1867088607594445E-3 -1.5841584158415856E-3 -3.1733439111463202E-3 2.1886191802626298E-2 1.9080996884735191E-2 3.2852416756301572E-3 FITB 2.0974507905775486E-3 4.8945419417163016E-2 6.6001534919417626E-3 5.1845074717901785E-2 6.8135691504784823E-3 -2.6205903527717789E-2 -2.2918823007541E-2 -4.2524213075060491E-2 -3.0346135609293556E-2 -1.206193969030156E-2 2.6398284111532888E-3 -1.8101036695738038E-2 -3.160193611872586E-3 HBAN 7.7385702778507426E-3 3.1159414674181596E-2 -3.8035346245834933E-3 -1.8555008505127812E-3 -3.1222444168511609E-3 -1.9275572925598672E-2 -4.5192399018401108E-3 1.1966598991904887E-2 1.277741498259255E-2 9.8620425382671684E-3 1.0821554928136079E-2 2.2181274087123892E-2 6.0777484439911156E-3 KEY 2.0600203458799538E-2 8.721654622476871E-3 9.8814229249011287E-3 4.4031311154599795E-3 -1.436921578178274E-2 -5.6832221398567251E-3 -6.4612326043738122E-3 3.0015007503751967E-3 -9.2269326683291908E-3 9.8162597533351104E-3 1.2462612163508524E-3 1.5185461787403431E-2 3.0428258472652292E-3 MTB 2.8842515095428345E-2 3.5419030733848667E-2 2.0549190216626601E-2 1.5691675295358865E-2 7.8865216787549208E-3 -4.6702899390711483E-3 -4.7458873893249098E-3 -5.9979819498856557E-4 -6.7114677714393833E-3 4.1910984625228576E-3 5.1618921512006644E-3 1.9386151903346693E-3 8.4943857777894927E-3 PNC 3.1331408857283582E-2 2.3143091206990762E-2 1.7415093080670019E-2 2.2494753410283286E-2 -8.7871207748059232E-3 6.7943574479099045E-3 -1.6646314030464682E-2 -1.0653594771241837E-2 -3.8316707405694483E-3 -1.379401817096626E-2 4.4381682469234462E-3 9.2388029724843612E-3 4.9777256430678651E-3 RF -5.0279329608938772E-3 -1.8716077110237928E-3 -1.0313144571535759E-2 -3.9787798408488229E-3 -8.5600152178048061E-3 3.6454336147351274E-3 -2.4851844771553999E-3 -9.5822154082025879E-4 3.6447343180510128E-3 -1.4525993883792054E-2 1.7455391776570739E-3 4.2594385285577019E-3 -2.8851975569781363E-3 STI -3.4228109248622629E-2 3.1799975725209428E-2 -1.0234090107046234E-2 -1.5569289279771859E-2 9.5376071471688917E-3 -2.7983735948337696E-2 -1.058070866141736E-2 -8.7043024123356627E-4 6.5961418792781501E-3 -1.9782393669633969E-3 -7.0614469772051214E-3 -4.366812227074246E-3 -5.5485642443948713E-3 USB 1.9285163281049122E-2 1.306760847628663E-2 -2.9881966233378243E-3 -7.2930715819971015E-3 -1.4240426709606013E-2 -1.1281265952016284E-2 -3.0977334916619803E-3 1.7090475943859484E-3 5.1183952021507384E-3 8.0757162697391305E-3 5.0515358710072622E-3 3.5030715337360796E-3 1.365374805438524E-3 WFC 2.5234353966272716E-2 1.1375572956455304E-2 -2.1008155413140273E-3 1.4310889285755746E-3 -1.2566137566137559E-2 -1.5201894555544881E-2 -1.7076162600046185E-2 -8.4392877883628925E-3 3.3147243545010863E-3 1.0681372183719562E-2 1.1490156561063669E-2 8.9905113657073876E-4 6.7971082677731332E-4 ZION -1.1605952001499498E-2 -5.9093576458464359E-3 -2.8444625216641484E-3 1.0265124476478427E-3 -8.2762494044444912E-3 -3.1402318744671032E-3 -9.2716415433373722E-3 -1.1676496793243341E-2 2.0106726766440097E-3 6.0003959369065996E-3 6.0371309654143612E-3 9.9768623851441696E-3 -2.3307525112215011E-3 BBT 1 5 4 7 10 9 9 11 8 6 8 6 6 CMA 8 10 10 8 4 1 4 7 7 9 1 2 4 FITB 9 1 5 1 3 11 12 12 12 10 9 12 11 HBAN 7 4 9 9 5 10 3 1 1 2 3 1 2 KEY 5 9 3 4 12 6 6 2 11 3 11 3 5 MTB 3 2 1 3 2 5 5 4 10 7 5 9 1 PNC 2 6 2 2 8 2 10 9 9 11 7 5 3 RF 10 11 12 10 7 3 1 6 4 12 10 7 10 STI 12 3 11 12 1 12 8 5 2 8 12 11 12 USB 6 7 8 11 11 7 2 3 3 4 6 8 7 WFC 4 8 6 5 9 8 11 8 5 1 2 10 8 ZION 11 12 7 6 6 4 7 10 6 5 4 4 9 Sum of Operating Revenue (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,053,365 2,181,713 2,027,798 1,984,468 2,057,263 2,075,021 1,896,545 2,036,678 2,014,202 1,950,798 2,256,169 2,372,661 2,417,929 2,474,543 2,394,364 2,435,311 2,305,625 2,341,771 2,255,911 2,270,986 2,286,348 2,338,091 2,299,308 2,327,179 CMA ,584,618 ,582,169 ,599,103 ,612,934 ,586,979 ,615,688 ,595,684 ,585,499 ,607,954 ,628,202 ,645,318 ,642,352 ,628,759 ,627,132 ,614,468 ,621,412 ,625,566 ,636,945 ,616,945 ,639,366 ,628,860 ,644,148 ,670,786 ,683,020 FITB 1,705,202 1,530,217 1,511,840 1,490,267 1,738,000 1,538,057 1,451,505 1,514,761 1,523,742 1,465,403 1,660,968 1,569,710 1,568,558 1,779,800 1,614,733 1,933,240 1,608,345 1,602,885 1,450,957 1,633,237 1,420,271 1,524,064 1,474,320 1,438,576 HBAN ,585,377 ,613,665 ,630,073 ,671,908 ,671,766 ,673,811 ,642,905 ,658,067 ,667,324 ,645,981 ,702,610 ,681,658 ,687,318 ,730,239 ,677,842 ,676,165 ,672,706 ,676,695 ,668,616 ,712,577 ,711,656 ,708,420 ,701,454 ,773,911 KEY ,856,800 1,072,962 1,045,222 1,089,793 1,117,492 1,132,557 1,044,709 1,020,407 1,031,950 ,966,192 1,018,526 1,017,408 1,117,865 1,064,969 1,001,826 1,001,096 1,030,793 1,033,234 ,998,204 1,023,296 ,987,927 1,065,863 1,005,877 1,069,163 MTB ,853,228 ,843,921 ,823,129 ,844,983 ,845,787 ,876,881 ,845,972 1,004,476 ,975,219 1,023,132 ,991,435 1,034,615 1,093,492 1,120,385 1,081,779 1,114,649 1,135,420 1,094,073 1,058,393 1,108,292 1,101,610 1,116,397 1,085,972 1,166,719 PNC 3,997,100 5,083,671 3,777,094 3,881,387 3,541,473 3,891,758 3,625,213 3,560,538 3,497,375 3,523,240 3,689,595 3,567,227 4,048,523 4,016,788 3,938,458 4,001,299 3,897,445 4,067,239 3,765,648 3,816,225 3,838,555 3,946,056 3,683,861 3,852,876 RF 1,550,841 1,597,816 1,537,206 1,585,873 1,559,054 1,697,281 1,596,359 1,516,021 1,567,518 ,577,988 1,337,107 1,359,640 1,352,658 1,354,935 1,296,242 1,317,932 1,326,738 1,366,677 1,306,642 1,307,961 1,320,823 1,270,913 1,260,096 1,395,701 STI 1,835,088 1,845,293 1,872,088 2,038,494 2,194,822 2,202,645 2,049,980 2,121,780 2,148,931 1,980,024 2,165,211 2,192,675 1,889,726 2,302,331 2,131,501 2,110,827 1,924,039 2,076,774 2,050,601 2,213,940 2,051,764 2,061,447 2,024,313 2,076,810 USB 4,275,000 4,467,000 4,295,000 4,453,000 4,490,000 4,678,000 4,456,000 4,630,000 4,737,000 5,036,000 4,883,000 5,034,000 5,121,000 5,063,000 4,820,000 4,898,000 4,850,000 4,844,000 4,751,000 5,135,000 4,935,000 5,115,000 4,853,000 4,990,000 WFC 22,400,000 22,519,000 21,386,000 21,246,000 20,950,000 21,739,000 20,413,000 20,408,000 19,278,000 20,599,000 21,590,000 21,286,000 21,170,000 22,088,000 21,214,000 21,535,000 20,469,000 20,739,000 20,560,000 21,023,000 21,054,000 21,316,000 21,083,000 21,223,000 ZION ,771,387 ,598,132 ,565,994 ,502,955 ,539,915 ,511,535 ,542,494 ,538,891 ,575,378 ,562,346 ,553,813 ,553,753 ,565,048 ,555,748 ,546,353 ,561,024 ,547,363 ,551,723 ,522,773 ,537,920 ,547,246 ,575,872 ,539,433 ,560,042 Sum of Core EPS (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 1.62 1.75 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of Total Noninterest Expense (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000 1,352,000 1,324,000 1,462,000 1,398,000 1,417,000 1,377,000 1,402,000 1,409,000 1,580,000 1,384,000 1,415,000 1,500,000 1,462,000 1,435,000 1,494,000 1,478,000 1,443,000 1,368,000 1,441,000 1,388,000 1,373,000 1,417,000 1,462,000 CMA ,399,000 ,425,000 ,404,000 ,397,000 ,402,000 ,437,000 ,415,000 ,404,000 ,427,000 ,441,000 ,446,000 ,437,000 ,423,000 ,422,000 ,420,000 ,416,000 ,415,000 ,475,000 ,407,000 ,409,000 ,398,000 ,417,000 ,457,000 ,448,000 FITB ,898,000 ,988,000 ,972,000 ,948,000 ,983,000 1,005,000 ,919,000 ,927,000 ,963,000 ,996,000 1,013,000 ,956,000 1,015,000 1,173,000 ,988,000 1,040,000 ,964,000 ,995,000 ,960,000 ,957,000 ,888,000 ,918,000 ,926,000 ,949,000 HBAN ,404,096 ,321,331 ,399,130 ,403,583 ,427,681 ,436,658 ,413,755 ,427,258 ,436,837 ,439,951 ,441,654 ,441,593 ,460,888 ,457,716 ,442,997 ,449,233 ,463,344 ,435,142 ,434,987 ,455,420 ,456,017 ,468,346 ,449,442 ,490,905 KEY ,901,000 ,871,000 ,785,000 ,769,000 ,736,000 ,744,000 ,701,000 ,680,000 ,692,000 ,717,000 ,679,000 ,693,000 ,681,000 ,704,000 ,681,000 ,685,000 ,691,000 ,710,000 ,662,000 ,689,000 ,678,000 ,685,000 ,675,000 ,715,000 MTB ,486,046 ,472,187 ,489,362 ,476,068 ,480,133 ,468,503 ,495,276 ,539,899 ,636,016 ,723,190 ,636,967 ,620,241 ,616,027 ,626,146 ,630,864 ,590,959 ,658,626 ,743,072 ,690,234 ,667,660 ,665,359 ,666,221 ,686,375 ,696,628 PNC 2,191,000 2,054,000 2,000,000 2,022,000 2,062,000 2,338,000 2,107,000 2,131,000 2,132,000 2,691,000 2,310,000 2,596,000 2,615,000 2,724,000 2,368,000 2,405,000 2,394,000 2,514,000 2,264,000 2,328,000 2,357,000 2,539,000 2,349,000 2,366,000 RF 1,199,000 1,207,000 ,984,000 ,891,000 ,909,000 ,990,000 ,932,000 ,879,000 ,850,000 1,108,000 ,913,000 ,840,000 ,869,000 ,860,000 ,842,000 ,884,000 ,884,000 ,883,000 ,811,000 ,827,000 ,819,000 ,859,000 ,840,000 ,859,000 STI 1,428,847 1,510,766 1,346,243 1,462,049 1,494,055 1,551,000 1,461,000 1,539,000 1,559,000 1,753,000 1,545,000 1,544,000 1,726,000 1,473,000 1,361,000 1,381,000 1,410,000 1,361,000 1,353,000 1,335,000 1,259,000 1,276,000 1,280,000 1,312,000 USB 2,053,000 2,228,000 2,136,000 2,377,000 2,385,000 2,485,000 2,314,000 2,425,000 2,476,000 2,696,000 2,560,000 2,601,000 2,609,000 2,606,000 2,470,000 2,557,000 2,565,000 2,682,000 2,544,000 2,553,000 2,614,000 2,804,000 2,665,000 2,682,000 WFC 11,435,000 12,576,000 11,737,000 12,248,000 11,777,000 12,806,000 12,293,000 11,991,000 11,301,000 12,134,000 12,775,000 12,397,000 12,112,000 12,252,000 12,400,000 12,255,000 12,102,000 12,085,000 11,948,000 12,194,000 12,248,000 12,647,000 12,507,000 12,469,000 ZION ,434,707 ,443,353 ,389,126 ,430,355 ,456,044 ,442,801 ,408,330 ,416,241 ,409,003 ,424,990 ,392,372 ,401,656 ,394,975 ,407,014 ,397,348 ,411,396 ,370,663 ,414,840 ,398,063 ,406,027 ,438,536 ,422,666 ,397,461 ,403,450 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 3 4 5 6 7 8 9 10 11 12 13 14 15 EPS 2015Q2 Actuals vs 2015Q1 Actuals Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 STI 1.0743243243243246 RF 16.499999999999996 ZION 0.35051546391752586 PNC 0.17857142857142838 ZION 0.59541984732824416 PNC 9.3610698366% BBT 0.17889908256880749 ZION 0.17218543046357615 STI 0.28627450980392166 ZION 0.61904761904761907 FITB 3.5928143713% HBAN 5.3333333333% STI 7.3074270219% 2 MTB 0.15260323159784561 MTB 0.17445482866043616 RF 0.17142857142857149 FITB 0.14970059880239517 KEY 6.8965517241% STI 5.2401746725% KEY 5.1546391753% RF 3.9473684211% BBT 0.13865546218487368 CMA 6.6060606061% HBAN 2.7397260274% STI 5.1829268293% PNC 3.4723069345% 3 BBT 5.8333333333% STI 0.16938110749185653 MTB 6.3660477454% MTB 0.10473815461346625 CMA 6.1818181818% KEY 4.3010752688% STI 4.1493775934% HBAN 2.7777777778% RF 2.5316455696% MTB 5.9915014164% STI 1.5479876161% KEY 3.303030303% WFC 2.6013101773% 4 WFC 5.298013245% CMA 8.6451612903% PNC 5.6603773585% STI 4.7872340426% FITB 4.6875% WFC 2.3684210526% WFC 3.3419023136% KEY 1.9607843137% CMA 1.3651877133% KEY 3.125% USB .974025974% BBT 1.4814814815% MTB 2.4645497519% 5 HBAN 4.6875% PNC 7.9429735234% WFC 5.5952380952% WFC 4.5325779037% WFC 2.9810298103% BBT 1.8691588785% PNC 1.8695652174% STI 1.593625498% WFC .7407407407% HBAN 1.3888888889% MTB .539083558% USB .6430868167% CMA 2.1718240055% 6 CMA 4.2016806723% FITB 6.4102564103% STI 4.7353760446% BBT 2.1008403361% PNC 1.9696969697% USB 1.3468013468% CMA 1.4895104895% CMA 1.384083045% USB .6600660066% USB .9836065574% CMA 0.0000000000% WFC .488997555% HBAN 1.7701918241% 7 USB 3.6900369004% BBT 6.2992125984% USB 2.1126760563% USB 1.724137931% HBAN 1.4084507042% HBAN 0.0000000000% HBAN 0.0000000000% WFC .7462686567% PNC .2735978112% WFC .4901960784% KEY 0.0000000000% PNC .4149377593% KEY 1.4320360944% 8 PNC 1.867219917% HBAN 5.9701492537% CMA 1.4925373134% CMA 1.1029411765% USB .6779661017% FITB 0.0000000000% USB 0.0000000000% USB .6644518272% HBAN -2.7027027027% BBT 0.0000000000% WFC -0.243902439% MTB 0.0000000000% USB 1.2079404574% 9 KEY 1.1627906977% WFC 5.6603773585% KEY 1.1363636364% ZION 0.0000000000% MTB -0.6772009029% CMA -2.5479452055% RF -1.2987012987% PNC -1.747311828% MTB -2.7548209366% FITB 0.0000000000% BBT -0.36900369% RF -1.3513513514% BBT 1.1101939432% 10 ZION -0.9708737864% KEY 1.1494252874% FITB .6024096386% HBAN 0.0000000000% RF -1.25% RF -2.5316455696% ZION -4.4303797468% MTB -7.2796934866% FITB -4.5714285714% PNC -0.4092769441% PNC -0.9589041096% CMA -2.2222222222% ZION .4729389593% 11 FITB -1.2658227848% USB 1.6761565836% HBAN 0.0000000000% KEY -2.2471910112% BBT -0.11934156378600824 MTB -6.8181818182% MTB -4.512195122% BBT -7.3929961089% KEY -7.6923076923% RF -1.2345679012% ZION -2.3529411765% FITB -7.5144508671% FITB .1048781438% 12 RF n/m ZION -4.9019607843% BBT -0.11851851851851858 RF -2.4390243902% STI -0.41878172588832485 ZION -0.2440191387559808 FITB -4.9751243781% FITB -8.3769633508% ZION -0.40677966101694918 STI -1.5243902439% RF -7.5% ZION -0.34337349397590367 RF n/m 1 3.3% RF n/m 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% 3 4 5 6 7 8 9 10 11 12 13 14 15 DILUTED SHARES OUTSTANDING Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 USB -0.327182306% CMA -1.126854639% FITB -1.1699384346% FITB -1.4444687222% FITB -1.5392601286% FITB -1.3252884338% FITB -1.5432614872% FITB -1.4863167329% FITB -1.4340394965% FITB -1.4517618638% FITB -1.1639252881% KEY -1.5861326123% FITB -1.2261589227% 1 2 FITB -0.2790317288% FITB -0.806764045% CMA -1.1141720907% CMA -0.9836975475% KEY -0.8749335612% KEY -0.8869729814% KEY -0.9357527056% RF -0.4992867332% KEY -0.9480854402% HBAN -0.5071490823% KEY -0.9781857928% FITB -1.621600506% KEY -0.7787530825% 2 3 KEY -0.2608013609% KEY -0.5613906% KEY -0.739954691% KEY -0.7865625144% USB -0.7202881152% USB -0.6449012495% RF -0.5850026591% KEY -0.4559955072% USB -0.4915346805% USB -0.4939626784% CMA -0.5972621447% RF -0.7979688067% USB -0.5276311922% 3 4 HBAN -0.1164865469% HBAN -0.4281440259% HBAN -0.5923079306% HBAN -0.6906479263% HBAN -0.6617798455% RF -0.4939142706% USB -0.5273833671% USB -0.4350190321% HBAN -0.3392732435% STI -0.4647259391% RF -0.576992427% PNC -0.6551240056% CMA -0.4952694153% 4 5 CMA .0181765652% USB -0.4070378151% USB -0.5669083718% USB -0.5966587112% CMA -0.5821322678% HBAN -0.324251324% HBAN -0.1786488154% HBAN -0.2716131739% WFC -0.3324877357% WFC -0.3714950101% HBAN -0.5662112789% WFC -0.615086858% HBAN -0.4262069022% 5 6 ZION 71735635143288512.7173563514% ZION 8642817914639167.8642817915% PNC .0472589792% RF 0.0000000000% RF -0.3165113417% CMA -0.2385900068% STI -0.1330924376% STI -0.1986045211% RF -0.2867383513% CMA -0.3274939075% USB -0.5377826806% STI -0.6125230279% STI -0.1350655694% 6 7 PNC .1421127428% PNC 94607379375588607.9460737938% WFC 73357630128034756.7335763013% PNC 47281323877057524.4728132388% STI 69974077153034386.6997407715% STI .0786342387% CMA .0990470604% WFC -0.157368867% STI -0.2614866867% RF -0.3235082674% WFC -0.5151758501% USB -0.5822819908% WFC -0.1142495071% 7 8 BBT .1510465571% WFC 98686210589815637.9868621059% ZION 9431900804630633.9431900805% WFC 68634820732382806.6863482073% WFC .1217782423% WFC 92737143789167753.9273714379% WFC -93116805720550033.0931168057% CMA -0.1191260196% CMA -0.2282351412% KEY -0.3232318927% STI -0.4759411848% CMA -0.4997413699% PNC 47247940449257619.4724794045% 8 9 STI .1540316287% BBT .1416728699% BBT .128742743% STI .1052107137% ZION .1851138518% ZION .1022447863% ZION .1992370481% ZION .1659188759% PNC .1397298556% PNC -0.1395348837% PNC -0.4657661854% HBAN -0.4360702433% BBT .287397777% 9 10 WFC .1705357352% STI .1815839182% STI .1605319905% ZION .1260841767% BBT .218921175% BBT ..2624753875% BBT .464122131% PNC .3740065451% MTB .3557495661% MTB .3451648381% BBT .248097053% BBT .2080049195% RF .3890018391% 10 11 MTB .2857661706% MTB .609701497% MTB .5973042197% BBT .1552012492% PNC .236294896% PNC .3300330033% MTB ..4803407526% MTB .5396719348% BBT .4811351575% BBT .4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 11 12 RF 3.1028538594% RF 3.466282742% RF 2.5238867856% MTB .6134185304% MTB .7763632278% MTB .5165613766% PNC .5169172932% BBT ..5430670908% ZION 1.6945276699% ZION 2.5361404742% ZION 2.3115877651% ZION 2.2314780764% ZION .8122308854% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% DILUTED SHARES OUTSTANDING Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer9 -0.327182306% Peer2 -1.126854639% Peer3 -1.1699384346% Peer3 -1.4444687222% Peer3 -1.5392601286% Peer3 -1.3252884338% Peer3 -1.5432614872% Peer3 -1.4863167329% Peer3 -1.4340394965% Peer3 -1.4517618638% Peer3 -1.1639252881% Peer5 -1.5861326123% Peer3 -1.2261589227% 1 2 Peer3 -0.2790317288% Peer3 -0.806764045% Peer2 -1.1141720907% Peer2 -0.9836975475% Peer5 -0.8749335612% Peer5 -0.8869729814% Peer5 -0.9357527056% Peer7 -0.4992867332% Peer5 -0.9480854402% Peer4 -0.5071490823% Peer5 -0.9781857928% Peer3 -1.621600506% Peer5 -0.7787530825% 2 3 Peer5 -0.2608013609% Peer5 -0.5613906% Peer5 -0.739954691% Peer5 -0.7865625144% Peer9 -0.7202881152% Peer9 -0.6449012495% Peer7 -0.5850026591% Peer5 -0.4559955072% Peer9 -0.4915346805% Peer9 -0.4939626784% Peer2 -0.5972621447% Peer7 -0.7979688067% Peer9 -0.5276311922% 3 4 Peer4 -0.1164865469% Peer4 -0.4281440259% Peer4 -0.5923079306% Peer4 -0.6906479263% Peer4 -0.6617798455% Peer7 -0.4939142706% Peer9 -0.5273833671% Peer9 -0.4350190321% Peer4 -0.3392732435% Peer8 -0.4647259391% Peer7 -0.576992427% Peer6 -0.6551240056% Peer2 -0.4952694153% 4 5 Peer2 ..0181765652% Peer9 -0.4070378151% Peer9 -0.5669083718% Peer9 -0.5966587112% Peer2 -0.5821322678% Peer4 -0.324251324% Peer4 -0.1786488154% Peer4 -0.2716131739% Peer10 -0.3324877357% Peer10 -0.3714950101% Peer4 -0.5662112789% Peer10 -0.615086858% Peer4 -0.4262069022% 5 6 Peer11 71735635143288512.7173563514% Peer11 8642817914639167.8642817915% Peer6 .0472589792% Peer7 0.0000000000% Peer7 -0.3165113417% Peer2 -0.2385900068% Peer8 -0.1330924376% Peer8 -0.1986045211% Peer7 -0.2867383513% Peer2 -0.3274939075% Peer9 -0.5377826806% Peer8 -0.6125230279% Peer8 -0.1350655694% 6 7 Peer6 .1421127428% Peer6 94607379375588607.9460737938% Peer10 73357630128034756.7335763013% Peer6 47281323877057524.4728132388% Peer8 69974077153034386.6997407715% Peer8 .0786342387% Peer2 .0990470604% Peer10 -0.157368867% Peer8 -0.2614866867% Peer7 -0.3235082674% Peer10 -0.5151758501% Peer9 -0.5822819908% Peer10 -0.1142495071% 7 8 Peer1 .1510465571% Peer10 98686210589815637.9868621059% Peer11 9431900804630633.9431900805% Peer10 68634820732382806.6863482073% Peer10 .1217782423% Peer10 92737143789167753.9273714379% Peer10 -93116805720550033.0931168057% Peer2 -0.1191260196% Peer2 -0.2282351412% Peer5 -0.3232318927% Peer8 -0.4759411848% Peer2 -0.4997413699% Peer6 47247940449257619.4724794045% 8 9 Peer8 .1540316287% Peer1 .1416728699% Peer1 .128742743% Peer8 .1052107137% Peer11 .1851138518% Peer11 .1022447863% Peer11 .1992370481% Peer11 .1659188759% Peer6 .1397298556% Peer6 -0.1395348837% Peer6 -0.4657661854% Peer4 -0.4360702433% Peer1 .287397777% 9 10 Peer10 .1705357352% Peer8 .1815839182% Peer8 .1605319905% Peer11 .1260841767% Peer1 .218921175% Peer1 .2624753875% Peer1 .464122131% Peer6 .3740065451% MTB .3557495661% MTB .3451648381% Peer1 .248097053% Peer1 .2080049195% Peer7 .3890018391% 10 11 MTB .2857661706% MTB .609701497% MTB .5973042197% Peer1 .1552012492% Peer6 .236294896% Peer6 .3300330033% MTB .4803407526% MTB .5396719348% Peer1 .4811351575% Peer1 ..4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 11 12 Peer7 3.1028538594% Peer7 3.466282742% Peer7 2.5238867856% MTB .6134185304% MTB .7763632278% MTB .5165613766% Peer6 .5169172932% Peer1 .5430670908% Peer11 1.6945276699% Peer11 2.5361404742% Peer11 2.3115877651% Peer11 2.2314780764% Peer11 .8122308854% 12 eps LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 2.4000000000000004 2.54 2.7 2.38 2.4300000000000002 2.14 2.1800000000000002 2.5700000000000003 2.3800000000000003 2.71 2.71 2.6999999999999997 2.74 CMA 2.38 2.48 2.68 2.7199999999999998 2.75 2.92 2.8600000000000003 2.89 2.9299999999999997 2.97 3.1500000000000004 3.15 3.08 FITB 1.58 1.56 1.66 1.67 1.92 2.0099999999999998 2.0100000000000002 1.9100000000000001 1.7499999999999998 1.67 1.67 1.73 1.6 HBAN 0.64000000000000012 0.67000000000000015 0.71 0.71000000000000008 0.71000000000000008 0.72 0.72 0.72000000000000008 0.74 0.72 0.73 0.75 0.79 KEY 0.8600000000000001 0.87 0.88 0.8899999999999999 0.87 0.92999999999999994 0.97 1.02 1.04 0.96 0.99 0.99 1.02 MTB 5.57 6.42 7.54 8.02 8.86 8.8000000000000007 8.1999999999999993 7.830000000000001 7.26 7.0600000000000005 7.42 7.4599999999999991 7.4600000000000009 PNC 4.82 4.91 5.3 5.6000000000000005 6.6 6.73 7.36 7.44 7.3100000000000005 7.330000000000001 7.3 7.23 7.26 RF -8.9999999999999969E-2 4.0000000000000008E-2 0.7 0.82000000000000006 0.8 0.79 0.77000000000000013 0.76 0.78999999999999992 0.80999999999999994 0.8 0.74 0.73 STI 1.48 3.0700000000000003 3.59 3.76 3.94 2.29 2.41 2.5099999999999998 2.5499999999999998 3.28 3.2299999999999995 3.2800000000000002 3.45 USB 2.71 2.8099999999999996 2.84 2.9 2.95 2.9699999999999998 3.01 3.0100000000000002 3.0300000000000002 3.05 3.08 3.1100000000000003 3.13 WFC 3.02 3.1799999999999997 3.36 3.53 3.69 3.8 3.8899999999999997 4.0199999999999996 4.05 4.08 4.0999999999999996 4.09 4.1100000000000003 ZION 1.03 1.02 0.97 1.31 1.31 2.09 1.58 1.51 1.77 1.05 1.7000000000000002 1.6600000000000001 1.0900000000000001 BBT 5.8333333333333126E-2 6.2992125984252079E-2 -0.11851851851851858 2.1008403361344685E-2 -0.11934156378600824 1.8691588785046731E-2 0.17889908256880749 -7.3929961089494123E-2 0.13865546218487368 0 -3.6900369003690647E-3 1.4814814814815058E-2 1.1101939431822361E-2 CMA 4.2016806722689148E-2 8.0645161290322731E-2 1.4925373134328179E-2 1.1029411764706065E-2 6.1818181818181772E-2 -2.0547945205479312E-2 1.0489510489510412E-2 1.3840830449826758E-2 1.3651877133106005E-2 6.0606060606060552E-2 0 -2.2222222222222143E-2 2.1718240055186078E-2 FITB -1.2658227848101222E-2 6.4102564102564097E-2 6.0240963855422436E-3 0.14970059880239517 4.6875E-2 0 -4.9751243781094523E-2 -8.3769633507853603E-2 -4.5714285714285596E-2 0 3.5928143712574911E-2 -7.5144508670520138E-2 1.048781437592794E-3 HBAN 4.6875E-2 5.9701492537313161E-2 0 0 1.408450704225328E-2 0 0 2.7777777777777679E-2 -2.7027027027027084E-2 1.388888888888884E-2 2.7397260273972712E-2 5.3333333333333455E-2 1.7701918240652814E-2 KEY 1.1627906976743985E-2 1.1494252873563315E-2 1.1363636363636243E-2 -2.2471910112359494E-2 6.8965517241379226E-2 4.3010752688172005E-2 5.1546391752577359E-2 1.9607843137254832E-2 -7.6923076923076983E-2 3.125E-2 0 3.0303030303030276E-2 1.4320360944154009E-2 MTB 0.15260323159784561 0.17445482866043616 6.3660477453580944E-2 0.10473815461346625 -6.7720090293452717E-3 -6.8181818181818343E-2 -4.5121951219512013E-2 -7.2796934865900553E-2 -2.754820936639113E-2 5.0991501416430607E-2 5.3908355795146967E-3 0 2.4645497519375725E-2 PNC 1.8672199170124415E-2 7.9429735234215926E-2 5.660377358490587E-2 0.17857142857142838 1.9696969696969768E-2 9.3610698365527378E-2 1.0869565217391353E-2 -1.7473118279569877E-2 2.7359781121751858E-3 -4.0927694406549531E-3 -9.5890410958903161E-3 4.1493775933609811E-3 3.4723069344538615E-2 RF n/m 16.499999999999996 0.17142857142857149 -2.4390243902439046E-2 -1.2499999999999956E-2 -2.5316455696202445E-2 -1.2987012987013102E-2 3.9473684210526105E-2 2.5316455696202667E-2 -1.2345679012345512E-2 -7.5000000000000067E-2 -1.3513513513513487E-2 n/m STI 1.0743243243243246 0.16938110749185653 4.7353760445682402E-2 4.7872340425531901E-2 -0.41878172588832485 5.2401746724890952E-2 4.1493775933609811E-2 1.5936254980079667E-2 0.28627450980392166 -1.5243902439024515E-2 1.5479876160990891E-2 5.1829268292682862E-2 7.3074270219181781E-2 USB 3.6900369003689981E-2 1.067615658362997E-2 2.1126760563380254E-2 1.7241379310344973E-2 6.7796610169490457E-3 1.3468013468013407E-2 0 6.6445182724252927E-3 6.6006600660064585E-3 9.8360655737705915E-3 9.7402597402598268E-3 6.4308681672025081E-3 1.2079404574039332E-2 WFC 5.2980132450330952E-2 5.6603773584905648E-2 5.0595238095238138E-2 4.5325779036827329E-2 2.9810298102981081E-2 2.3684210526315752E-2 3.3419023136246784E-2 7.4626865671643117E-3 7.4074074074075291E-3 4.9019607843137081E-3 -2.4390243902439046E-3 4.8899755501223829E-3 2.6013101773488367E-2 ZION -9.7087378640776656E-3 -4.9019607843137303E-2 0.35051546391752586 0 0.59541984732824416 -0.2440191387559808 -4.4303797468354444E-2 0.17218543046357615 -0.40677966101694918 0.61904761904761907 -2.352941176470591E-2 -0.34337349397590367 4.729389593237876E-3 BBT 3 7 12 6 11 5 1 11 2 8.5 9 4 9 CMA 6 4 8 8 3 9 6 6 4 2 6.5 10 5 FITB 11 6 10 2 4 7.5 12 12 10 8.5 1 11 11 HBAN 5 8 11 9.5 7 7.5 7.5 3 8 5 2 1 6 KEY 9 10 9 11 2 3 2 4 11 4 6.5 3 7 MTB 2 2 3 3 9 11 11 10 9 3 5 8 4 PNC 8 5 4 1 6 1 5 9 7 10 10 7 2 RF #VALUE! 1 2 12 10 10 9 2 3 11 12 9 n/m STI 1 3 6 4 12 2 3 5 1 12 3 2 1 USB 7 11 7 7 8 6 7.5 8 6 6 4 5 8 WFC 4 9 5 5 5 4 4 7 5 7 8 6 3 ZION 10 12 1 9.5 1 12 10 1 12 1 11 12 10 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE REVENUE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 BBT 3.296223532% FITB 4.8945419417% MTB 2.5491902166% FITB 5.1845074718% STI .9537607147% CMA .8737092931% RF -0.2485184477% HBAN 1.1966598992% HBAN 1.2777414983% WFC 1.6813721837% CMA 2.1886191803% HBAN 2.2181274087% MTB .8494385778% 1 2 PNC 3.1331408857% MTB 3.5419030734% PNC 1.7415093081% PNC 2.249475341% MTB .7886521679% PNC .6794357448% USB -0.3097733492% KEY .300150075% STI .6596141879% HBAN .9862042538% WFC 1.1490156561% CMA 1.9080996885% HBAN .6077748444% 2 3 MTB 2.8842515095% STI 3.1799975725% KEY .9881422925% MTB 1.5691675295% FITB .681356915% RF .3645433615% HBAN -0.4519239902% USB .1709047594% USB .5118395202% KEY .9816259753% HBAN 1.8215549281% KEY 1.5185461787% PNC .4977725643% 3 4 WFC 2.5234353966% HBAN 3.1159414674% BBT .8669625348% KEY .4403131115% CMA .2787733971% ZION -0.3140231874% CMA -0.4724409449% MTB .0599798195% RF .3644734318% USB .807571627% ZION .6037130965% ZION .9976862385% CMA .3285241676% 4 5 KEY 2.6002034588% BBT 2.377430262% FITB .6600153492% WFC .1431088929% HBAN -0.3122244417% MTB -0.4670289939% MTB -0.4745887389% STI .0870430241% WFC .3314724355% ZION .6000395937% MTB .5161892151% PNC .9238802972% KEY .3042825847% 5 6 USB 1.9285163281% PNC 2.3143091207% WFC -0.2100815541% ZION .1026512448% ZION -0.8276249404% KEY -0.568322214% KEY -0.6461232604% RF .0958221541% ZION .2010672677% BBT .5007075215% USB .5051535871% BBT .6148867314% BBT .14885171% 6 7 HBAN .7738570278% USB 1.3067608476% ZION -0.2844462522% BBT 81858180701943617.818581807% RF -0.8560015218% USB -1.1281265952% ZION -0.9271641543% CMA -0.1186708861% CMA -0.1584158416% MTB .4191098463% PNC .4438168247% RF .4259438529% USB .1365374805% 7 8 CMA .5564387917% WFC 1.1375572956% USB -0.2988196623% CMA .0398089172% PNC -0.8787120775% WFC -1.5201894556% STI -1.5807086614% WFC -0.8439287788% BBT -0.2063871388% STI -0.1978239367% BBT .4007364887% USB .3503071534% WFC 67971082677731332.6797108268% 8 9 FITB .2097450791% KEY .8721654622% HBAN -0.3803534625% HBAN -0.1855500851% WFC -1.2566137566% BBT -1.915907208% BBT -1.3514940344% PNC -1.6535947712% PNC -0.3831670741% CMA -0.3173343911% FITB .2639828411% MTB .193861519% ZION -0.2330752511% 9 10 RF -0.5027932961% CMA -0.1185770751% CMA -0.5935892362% RF -0.3978779841% BBT -1.2779879358% HBAN -1.9275572926% PNC -1.664631403% ZION -1.1676496793% MTB -0.6711467771% FITB -1.206193969% RF .1745539178% WFC 89905113657073876.8990511366% RF -0.2885197557% 10 11 ZION -1.1605952001% RF -0.1871607711% STI -1.234090107% USB -0.7293071582% USB -1.424042671% FITB -2.6205903528% WFC -1.70761626% BBT -1.4663384352% KEY -0.9226932668% PNC -1.3794018171% KEY .1246261216% STI -0.4366812227% FITB -0.3160193612% 11 12 STI -3.4228109249% ZION -0.5909357646% RF -1.3131445715% STI -1.556928928% KEY -1.4369215782% STI -2.7983735948% FITB -2.2918823008% FITB -4.2524213075% FITB -3.3461356093% RF -1.4525993884% STI -0.7061446977% FITB -1.8101036696% STI -0.5548564244% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% CORE REVENUE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer1 3.296223532% Peer3 4.8945419417% MTB 2.5491902166% Peer3 5.1845074718% Peer8 .9537607147% Peer2 .8737092931% Peer7 -0.2485184477% Peer4 1.1966598992% Peer4 1.2777414983% Peer10 1.6813721837% Peer2 2.1886191803% Peer4 2.2181274087% MTB .8494385778% 1 2 Peer6 3.1331408857% MTB 3.5419030734% Peer6 1.7415093081% Peer6 2.249475341% MTB .7886521679% Peer6 .6794357448% Peer9 -0.3097733492% Peer5 .300150075% Peer8 .6596141879% Peer4 .9862042538% Peer10 1.1490156561% Peer2 1.9080996885% Peer4 .6077748444% 2 3 MTB 2.8842515095% Peer8 3.1799975725% Peer5 .9881422925% MTB 1.5691675295% Peer3 .681356915% Peer7 .3645433615% Peer4 -0.4519239902% Peer9 .1709047594% Peer9 .5118395202% Peer5 .9816259753% Peer4 1.8215549281% Peer5 1.5185461787% Peer6 .4977725643% 3 4 Peer10 2.5234353966% Peer4 3.1159414674% Peer1 .8669625348% Peer5 .4403131115% Peer2 .2787733971% Peer11 -0.3140231874% Peer2 -0.4724409449% MTB .0599798195% Peer7 .3644734318% Peer9 .807571627% Peer11 .6037130965% Peer11 .9976862385% Peer2 .3285241676% 4 5 Peer5 2.6002034588% Peer1 2.377430262% Peer3 .6600153492% Peer10 .1431088929% Peer4 -0.3122244417% MTB -0.4670289939% MTB -0.4745887389% Peer8 .0870430241% Peer10 .3314724355% Peer11 .6000395937% MTB .5161892151% Peer6 .9238802972% Peer5 ..3042825847% 5 6 Peer9 1.9285163281% Peer6 2.3143091207% Peer10 -0.2100815541% Peer11 .1026512448% Peer11 -0.8276249404% Peer5 -0.568322214% Peer5 -0.6461232604% Peer7 .0958221541% Peer11 .2010672677% Peer1 .5007075215% Peer9 .5051535871% Peer1 ..6148867314% Peer1 .14885171% 6 7 Peer4 .7738570278% Peer9 1.3067608476% Peer11 -0.2844462522% Peer1 81858180701943617.818581807% Peer7 -0.8560015218% Peer9 -1.1281265952% Peer11 -0.9271641543% Peer2 -0.1186708861% Peer2 -0.1584158416% MTB ..4191098463% Peer6 .4438168247% Peer7 .4259438529% Peer9 .1365374805% 7 8 Peer2 .5564387917% Peer10 1.1375572956% Peer9 -0.2988196623% Peer2 .0398089172% Peer6 -0.8787120775% Peer10 -1.5201894556% Peer8 -1.5807086614% Peer10 -0.8439287788% Peer1 -0.2063871388% Peer8 -0.1978239367% Peer1 .4007364887% Peer9 .3503071534% Peer10 67971082677731332.6797108268% 8 9 Peer3 .2097450791% Peer5 .8721654622% Peer4 -0.3803534625% Peer4 -0.1855500851% Peer10 -1.2566137566% Peer1 -1.915907208% Peer1 -1.3514940344% Peer6 -1.6535947712% Peer6 -0.3831670741% Peer2 -0.3173343911% Peer3 .2639828411% MTB .193861519% Peer11 -0.2330752511% 9 10 Peer7 -0.5027932961% Peer2 -0.1185770751% Peer2 -0.5935892362% Peer7 -0.3978779841% Peer1 -1.2779879358% Peer4 -1.9275572926% Peer6 -1.664631403% Peer11 -1.1676496793% MTB -0.6711467771% Peer3 -1.206193969% Peer7 .1745539178% Peer10 89905113657073876.8990511366% Peer7 -0.2885197557% 10 11 Peer11 -1.1605952001% Peer7 -0.1871607711% Peer8 -1.234090107% Peer9 -0.7293071582% Peer9 -1.424042671% Peer3 -2.6205903528% Peer10 -1.70761626% Peer1 -1.4663384352% Peer5 -0.9226932668% Peer6 -1.3794018171% Peer5 .1246261216% Peer8 -0.4366812227% Peer3 -0.3160193612% 11 12 Peer8 -3.4228109249% Peer11 -0.5909357646% Peer7 -1.3131445715% Peer8 -1.556928928% Peer5 -1.4369215782% Peer8 -2.7983735948% Peer3 -2.2918823008% Peer3 -4.2524213075% Peer3 -3.3461356093% Peer7 -1.4525993884% Peer8 -0.7061446977% Peer3 -1.8101036696% Peer8 -0.5548564244% 12 Sum of Operating Revenue (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,146,000,000 2,267,000,000 2,161,000,000 2,180,000,000 2,185,000,000 2,197,000,000 1,999,000,000 2,143,000,000 2,145,000,000 2,271,000,000 2,316,000,000 2,430,000,000 2,447,000,000 2,496,000,000 2,400,000,000 2,438,000,000 2,322,000,000 2,311,000,000 2,272,000,000 2,301,000,000 2,303,000,000 2,357,000,000 2,309,000,000 2,358,000,000 CMA ,594,000,000 0 ,605,000,000 ,615,000,000 ,590,000,000 ,617,000,000 ,593,000,000 ,583,000,000 ,610,000,000 ,628,000,000 ,642,000,000 ,636,000,000 ,624,000,000 ,625,000,000 ,627,000,000 ,635,000,000 ,631,000,000 ,647,000,000 ,615,000,000 ,632,000,000 ,627,000,000 ,639,000,000 ,670,000,000 ,681,000,000 FITB 1,499,000,000 1,528,000,000 1,526,000,000 1,507,000,000 1,612,000,000 1,552,000,000 1,452,000,000 1,540,000,000 1,552,000,000 1,485,000,000 1,572,000,000 1,589,000,000 1,565,000,000 1,789,000,000 1,615,000,000 1,929,000,000 1,612,000,000 1,607,000,000 1,460,000,000 1,648,000,000 1,420,000,000 1,533,000,000 1,476,000,000 1,538,000,000 HBAN ,621,427,000 ,620,662,000 ,634,776,000 ,669,143,000 ,677,401,000 ,679,617,000 ,641,235,000 ,657,597,000 ,666,387,000 ,648,255,000 ,691,925,000 ,682,431,000 ,687,196,000 ,732,691,000 ,681,297,000 ,677,266,000 ,678,521,000 ,679,302,000 ,669,021,000 ,709,625,000 ,713,486,000 ,706,634,000 ,699,308,000 ,772,377,000 KEY ,979,000,000 1,018,000,000 1,035,000,000 1,094,000,000 1,107,000,000 1,121,000,000 1,020,000,000 ,999,000,000 ,998,000,000 1,003,000,000 ,960,000,000 ,971,000,000 1,079,000,000 1,038,000,000 1,000,000,000 ,989,000,000 1,020,000,000 1,015,000,000 ,974,000,000 1,001,000,000 ,983,000,000 1,054,000,000 ,979,000,000 1,062,000,000 MTB ,854,773,000 ,869,186,000 ,846,097,000 ,869,333,000 ,874,319,000 ,867,617,000 ,866,590,000 ,943,937,000 1,001,565,000 ,991,725,000 1,013,305,000 1,062,849,000 1,118,938,000 1,140,018,000 1,102,388,000 1,132,272,000 1,154,377,000 1,118,866,000 1,080,994,000 1,129,581,000 1,124,284,000 1,137,532,000 1,104,080,000 1,138,296,000 PNC 3,793,000,000 3,773,000,000 3,748,000,000 3,784,000,000 3,485,000,000 3,679,000,000 3,575,000,000 3,517,000,000 3,465,000,000 3,527,000,000 3,663,000,000 3,548,000,000 3,910,000,000 3,866,000,000 3,924,000,000 3,891,000,000 3,773,000,000 3,971,000,000 3,665,000,000 3,728,000,000 3,715,000,000 3,763,000,000 3,731,000,000 3,866,000,000 RF 1,613,000,000 1,664,000,000 1,325,000,000 1,362,000,000 1,347,000,000 1,450,000,000 1,353,000,000 1,375,000,000 1,364,000,000 1,349,000,000 1,339,000,000 1,318,000,000 1,337,000,000 1,339,000,000 1,284,000,000 1,297,000,000 1,292,000,000 1,358,000,000 1,271,000,000 1,292,000,000 1,311,000,000 1,282,000,000 1,280,000,000 1,314,000,000 STI 1,865,817,000 1,845,942,000 1,868,054,000 2,073,158,000 2,215,134,000 2,221,000,000 2,068,000,000 2,139,000,000 2,164,000,000 1,998,000,000 2,169,000,000 2,200,000,000 1,872,000,000 2,260,000,000 2,082,000,000 2,069,000,000 1,951,000,000 2,026,000,000 1,996,000,000 2,062,000,000 2,004,000,000 2,010,000,000 1,939,000,000 2,027,000,000 USB 4,276,000,000 4,484,000,000 4,304,000,000 4,488,000,000 4,543,000,000 4,579,000,000 4,423,000,000 4,642,000,000 4,746,000,000 4,794,000,000 4,873,000,000 5,032,000,000 5,121,000,000 5,053,000,000 4,813,000,000 4,886,000,000 4,838,000,000 4,832,000,000 4,753,000,000 4,919,000,000 4,937,000,000 4,989,000,000 4,852,000,000 4,988,000,000 WFC 22,477,000,000 22,313,000,000 21,377,000,000 21,076,000,000 20,857,000,000 21,445,000,000 20,142,000,000 19,790,000,000 18,984,000,000 20,343,000,000 21,279,000,000 21,108,000,000 21,046,000,000 21,296,000,000 21,101,000,000 21,229,000,000 19,982,000,000 20,025,000,000 19,695,000,000 20,546,000,000 20,248,000,000 20,885,000,000 20,630,000,000 20,620,000,000 ZION ,653,187,000 ,616,355,000 ,596,082,000 ,541,789,000 ,564,577,000 ,531,993,000 ,541,366,000 ,553,711,000 ,586,647,000 ,569,049,000 ,549,642,000 ,556,691,000 ,560,394,000 ,555,837,000 ,543,320,000 ,558,966,000 ,542,033,000 ,548,928,000 ,522,985,000 ,533,594,000 ,546,351,000 ,561,840,000 ,536,054,000 ,555,322,000 Sum of EPS after Extra (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.23 0.27 0.27 0.3 0.3 0.3 0.32 0.44 0.52 0.55000000000000004 0.61 0.72 0.66 0.71 0.28999999999999998 0.77 0.37 0.75 0.68 0.57999999999999996 0.7 0.75 0.67 0.62 CMA -0.1 -0.42 -0.46 0.39 0.33 0.53 0.56999999999999995 0.53 0.51 0.48 0.66 0.73 0.61 0.68 0.7 0.76 0.78 0.62 0.73 0.8 0.82 0.8 0.73 0.73 FITB -0.2 -0.2 -0.09 0.16 0.22 0.33 0.1 0.35 0.4 0.33 0.45 0.4 0.38 0.43 0.46 0.65 0.47 0.43 0.36 0.49 0.39 0.43 0.42 0.36 HBAN -0.33 -0.56000000000000005 0.01 0.03 0.1 0.05 0.14000000000000001 0.16 0.16 0.14000000000000001 0.17 0.17 0.19 0.18 0.17 0.17 0.2 0.18 0.17 0.19 0.18 0.19 0.19 0.23 KEY -0.52 -0.3 -0.11 0.03 0.2 0.32 0.19 0.25 0.22 0.2 0.2 0.24 0.23 0.21 0.21 0.22 0.28999999999999998 0.25 0.26 0.24 0.21 0.28000000000000003 0.26 0.27 MTB 0.97 1.04 1.1499999999999999 1.46 1.48 1.59 1.59 2.42 1.32 1.04 1.5 1.71 2.17 2.16 1.98 2.5499999999999998 2.11 1.56 1.61 1.98 1.91 1.92 1.65 1.98 PNC 1 2.17 0.66 1.47 2.0699999999999998 1.5 1.57 1.67 1.55 0.85 1.44 0.98 1.64 1.24 1.74 1.98 1.77 1.87 1.82 1.85 1.79 1.84 1.75 1.88 RF -0.37 -0.51 -0.21 -0.28000000000000003 -0.17 0.03 0.01 0.04 0.08 -0.48 0.11 0.2 0.21 0.18 0.23 0.18 0.2 0.16 0.22 0.21 0.22 0.15 0.16 0.2 STI -0.76 -0.64 -0.46 -0.11 0.17 0.23 0.08 0.33 0.39 0.13 0.46 0.5 1.98 0.65 0.63 0.68 0.33 0.77 0.73 0.72 1.06 0.72 0.78 0.89 USB 0.3 0.3 0.34 0.45 0.45 0.49 0.52 0.6 0.64 0.69 0.67 0.71 0.74 0.72 0.73 0.76 0.76 0.76 0.73 0.78 0.78 0.79 0.76 0.8 WFC 0.56000000000000005 0.08 0.45 0.55000000000000004 0.6 0.61 0.67 0.7 0.72 0.73 0.75 0.82 0.88 0.91 0.92 0.98 0.99 1 1.05 1.01 1.02 1.02 1.04 1.03 ZION -1.43 -1.26 -0.56999999999999995 -0.84 -0.47 -0.62 0.08 0.16 0.35 0.24 0.14000000000000001 0.3 0.34 0.19 0.48 0.3 1.1200000000000001 -0.32 0.41 0.56000000000000005 0.4 0.33 0.37 -0.01 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 eps LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 2.402605032707732 2.557317442555449 2.8049086422764442 2.4511483561202181 2.5049431620133249 2.1705535031647107 2.1736713791556137 2.5486920780803457 2.4385506850618226 2.8812041657054803 2.9157300151006877 2.9348632779245896 3.0947597225260357 CMA 2.5779778924111092 2.6992348565063811 2.76819415913796 2.8172820731619197 2.8465158320271682 2.8954868665099269 2.8250762686838402 2.8515962310815404 2.8811264324238217 2.9420856883221878 3.1255900361482754 3.1433011343566357 3.0837709330143541 FITB 1.488483505793156 1.4729045584247349 1.5645431660196718 1.6586054750331221 1.897848185772796 1.995509669026384 1.9912526403788149 1.8916359058568439 1.7494431493691909 1.671537455589287 1.6688444241279521 1.732221374908264 1.6780755674704968 HBAN 0.69383236075847299 0.71814961316926795 0.75318378995861091 0.74283188813689205 0.74022728128221305 0.73920588234026696 0.74360427958696307 0.74861572490619799 0.76802307316446805 0.77924113267611406 0.801412732295261 0.81877009075152707 0.86007746463717005 KEY 0.82664893193754396 0.85299851754854694 0.84837928053980693 0.87316703373879201 0.88866198323374102 0.90722369709784001 0.92648625148507713 0.96329005865652806 0.99097437849038095 0.97671873939263698 1.014495525106923 1.0065375993247969 1.0187233319468341 MTB 6.3521675757939002 7.01675143723571 8.2599541390576903 8.71414656485568 9.1437420774741192 9.0294921753663893 8.3430943836675304 7.8857602522335801 7.5522296203917509 7.33649963063396 7.6689567093164399 7.6915226820851696 7.4505891832299405 PNC $4.82 $4.91 $5.3 $5.6000000000000005 $6.6 $6.73 $7.36 $7.44 $7.3100000000000005 $7.330000000000001 $7.3 $7.23 $7.26 RF 0.47417523877114282 0.61267472990630256 0.78278853446581698 0.86232227547604501 0.84711583358143394 0.816977224850304 0.81134808298288097 0.80256198052145611 0.82866194794423598 0.85880071636528899 0.85863422892236696 0.83534522435015302 0.82475376175721604 STI 1.3304082369691448 0.56815235281168885 1.2523577854072618 1.4433761527542011 1.6323676798977831 2.7788004154412969 2.8651977520030405 2.9651822303745421 3.0915985413015892 3.3843413695262829 3.5294535567740626 3.5684041148989118 3.6551708346837826 USB 2.7905665290237618 2.8962004068229588 3.0497141240699652 3.1086543835497444 3.1517777493833985 3.1681241718498212 3.1458497910723358 3.1130997133405769 3.0943343009955377 3.0843987341424621 3.0690529889006735 3.0999177450811319 3.1233660687947329 WFC 2.8997891306706243 3.0711758703031391 3.2120192298935999 3.3839899605111796 3.5497909015597888 3.6178120809010639 3.650903498537283 3.6619222410794969 3.6523581147998483 3.6010069249479937 3.6332036285146305 3.6750390875784591 3.6691465287917979 ZION 1.1144727139142689 1.109654463092747 1.2788323207726369 1.6298526247206611 1.775056758869711 1.9066938706094159 1.938833877435675 1.740117866709759 1.8171875014617469 1.7941141830192888 1.650062282950139 1.7087956008857061 1.9483184460470522 BBT 6.439360932885263E-2 9.6816764161114399E-2 -0.12612185681353127 2.1946776807200585E-2 -0.13349191467476318 1.4364428180908551E-3 0.17252870075991567 -4.3214868506783577E-2 0.18152318233747744 1.1983131846803108E-2 6.5620831574972893E-3 5.4481735419892541E-2 2.1320492830595894E-2 CMA 4.7035688107419649E-2 2.5547722335222289E-2 1.7732829130470362E-2 1.0376582147643587E-2 1.72038510841106E-2 -2.4317360455154202E-2 9.3873438716240987E-3 1.0355674138018189E-2 2.1158132878980496E-2 6.2372196892312992E-2 5.6664815294158455E-3 -1.8938752221863142E-2 1.5040981290081579E-2 FITB -1.0466321801879674E-2 6.2216256356042443E-2 6.0121261628563794E-2 0.14424329012593917 5.1459059784500383E-2 -2.1333039441728818E-3 -5.0027170084766315E-2 -7.5169199340844983E-2 -4.4531709308756273E-2 -1.611110449442843E-3 3.7976548241415164E-2 -3.1258018300712065E-2 1.0040893263683737E-2 HBAN 3.5047734562585475E-2 4.8783952740339975E-2 -1.3744190939488643E-2 -3.5063207386151207E-3 -1.3798450391842021E-3 5.950165375810057E-3 6.7393981675556436E-3 2.5924312851832942E-2 1.46064094994236E-2 2.8452809649567534E-2 2.1658451078702345E-2 5.0450516393103717E-2 1.8060493612689354E-2 KEY 3.1875182550884507E-2 -5.4152931262007042E-3 2.9217772955526522E-2 1.7745687704907365E-2 2.0887259964193605E-2 2.1232419797737823E-2 3.9724072658884779E-2 2.8739339293569977E-2 -1.4385476968093336E-2 3.8677240633037346E-2 -7.8442196985416546E-3 1.2106584622582961E-2 1.7562894467316514E-2 MTB 0.10462316264676774 0.17717639180215095 5.4987281787717723E-2 4.9298632909274831E-2 -1.2494873667662554E-2 -7.6017319509001813E-2 -5.4815888494469056E-2 -4.2295304596327132E-2 -2.8565072912415057E-2 4.5315490413750936E-2 2.9425088214822814E-3 -3.1324551563294945E-2 1.33801409637615E-2 PNC 1.8672199170124415E-2 7.9429735234215926E-2 5.660377358490587E-2 0.17857142857142838 1.9696969696969768E-2 9.3610698365527378E-2 1.0869565217391353E-2 -1.7473118279569877E-2 2.7359781121751858E-3 -4.0927694406549531E-3 -9.5890410958903161E-3 4.1493775933609811E-3 3.4723069344538615E-2 RF 0.2920850348366788 0.27765761546184575 0.10160309905982801 -1.7634290945593767E-2 -3.5577907455359492E-2 -6.890206600868809E-3 -1.0829017342498859E-2 3.2520812169325231E-2 3.6370402304367833E-2 -1.9386039129853927E-4 -2.7123312567497893E-2 -1.2679144243838203E-2 4.7205994225087311E-2 STI -0.57294886109092424 1.2042640133576095 0.15252699314263518 0.1309371273613984 0.70231281203466489 3.1091594805315648E-2 3.489618763717206E-2 4.2633572274942022E-2 9.4689793747103623E-2 4.287752664504163E-2 1.1035860792130814E-2 2.4315272875793381E-2 8.7869738899575278E-2 USB 3.7853918442916079E-2 5.3005212237852817E-2 1.9326486707259338E-2 1.3872036100845531E-2 5.1864134359158598E-3 -7.0307789623282879E-3 -1.0410566272013644E-2 -6.027886695894713E-3 -3.2108899319246431E-3 -4.9752793216779612E-3 1.0056768746607547E-2 7.5641760981588479E-3 9.4331018944215916E-3 WFC 5.9103173337600179E-2 4.5859750642205599E-2 5.3539757488711093E-2 4.8995695313340581E-2 1.916202425088942E-2 9.1468038958997244E-3 3.0180864946522945E-3 -2.6117775446889979E-3 -1.4059735720813538E-2 8.9410279507033952E-3 1.1514757591754465E-2 -1.6034003030275246E-3 1.9803629228645425E-2 ZION -4.3233457054315805E-3 0.15245994434012355 0.27448501124521707 8.9090345928630521E-2 7.4159381710997341E-2 1.6856406432977478E-2 -0.1024925410261246 4.4289893360909049E-2 -1.2697268952101992E-2 -8.0291378014038628E-2 3.5594606665730222E-2 0.14017056518473958 4.7649174680417516E-2 BBT 3 5 12 7 12 7 1 11 1 6 7 2 5 CMA 5 11 10 10 7 11 5 6 4 1 8 10 9 FITB 11 7 4 2 3 8 10 12 12 9 1 11 11 HBAN 7 9 11 11 9 6 6 5 5 5 3 3 7 KEY 8 12 8 8 4 3 2 4 10 4 10 5 8 MTB 2 3 6 5 10 12 11 10 11 2 9 12 10 PNC 9 6 5 1 5 1 4 9 6 10 11 7 4 RF 1 2 3 12 11 9 9 3 3 8 12 9 n/m STI 12 1 2 3 1 2 3 2 2 3 5 4 1 USB 6 8 9 9 8 10 8 8 7 11 6 6 12 WFC 4 10 7 6 6 5 7 7 9 7 4 8 6 ZION 10 4 1 4 2 4 12 1 8 12 2 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 REVENUE Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR 1 BBT 3.296223532% RF -0.1871607711% MTB 2.5491902166% FITB 5.1845074718% MTB .7886521679% CMA .8737092931% RF -0.2485184477% HBAN 1.1966598992% STI .6596141879% USB .807571627% CMA 2.1886191803% HBAN 2.2181274087% MTB .8494385778% 2 PNC 3.1331408857% BBT 2.377430262% PNC 1.7415093081% PNC 2.249475341% FITB .681356915% PNC .6794357448% CMA -0.4724409449% STI .0870430241% HBAN 1.2777414983% HBAN .9862042538% HBAN 1.8215549281% RF .4259438529% RF -0.2885197557% 3 MTB 2.8842515095% FITB 4.8945419417% BBT .8669625348% MTB 1.5691675295% STI .9537607147% RF .3645433615% KEY -0.6461232604% USB .1709047594% WFC .3314724355% ZION .6000395937% ZION .6037130965% CMA 1.9080996885% BBT .14885171% 4 WFC 2.5234353966% STI 3.1799975725% USB -0.2988196623% BBT 81858180701943617.818581807% CMA ..2787733971% ZION -0.3140231874% HBAN -0.4519239902% CMA -0.1186708861% USB .5118395202% KEY .9816259753% MTB .5161892151% MTB .193861519% HBAN .6077748444% 5 KEY 2.6002034588% PNC 2.3143091207% ZION -0.2844462522% ZION .1026512448% RF -0.8560015218% MTB -0.4670289939% USB -0.3097733492% KEY .300150075% CMA -0.1584158416% WFC 1.6813721837% WFC 1.1490156561% KEY 1.5185461787% PNC .4977725643% 6 USB 1.9285163281% HBAN 3.1159414674% STI -1.234090107% WFC .1431088929% HBAN -0.3122244417% KEY -0.568322214% MTB -0.4745887389% MTB .0599798195% ZION .2010672677% MTB .4191098463% USB .5051535871% ZION .9976862385% CMA .3285241676% 7 CMA .5564387917% KEY .8721654622% KEY .9881422925% HBAN -0.1855500851% ZION -0.8276249404% USB -1.1281265952% WFC -1.70761626% RF .0958221541% RF .3644734318% CMA -0.3173343911% BBT .4007364887% BBT .6148867314% KEY .3042825847% 8 HBAN .7738570278% MTB 3.5419030734% WFC -0.2100815541% KEY .4403131115% WFC -1.2566137566% BBT -1.915907208% STI -1.5807086614% WFC -0.8439287788% BBT -0.2063871388% BBT .5007075215% FITB .2639828411% PNC .9238802972% WFC 67971082677731332.6797108268% 9 FITB .2097450791% WFC 1.1375572956% FITB .6600153492% USB -0.7293071582% PNC -0.8787120775% WFC -1.5201894556% ZION -0.9271641543% ZION -1.1676496793% PNC -0.3831670741% STI -0.1978239367% KEY .1246261216% WFC 89905113657073876.8990511366% USB .1365374805% 10 ZION -1.1605952001% USB 1.3067608476% RF -1.3131445715% RF -0.3978779841% BBT -1.2779879358% HBAN -1.9275572926% PNC -1.664631403% PNC -1.6535947712% MTB -0.6711467771% PNC -1.3794018171% STI -0.7061446977% USB .3503071534% ZION -0.2330752511% 11 STI -3.4228109249% CMA -0.1185770751% HBAN -0.3803534625% CMA .0398089172% USB -1.424042671% FITB -2.6205903528% BBT -1.3514940344% BBT -1.4663384352% KEY -0.9226932668% FITB -1.206193969% PNC .4438168247% STI -0.4366812227% STI -0.5548564244% 12 RF -0.5027932961% ZION -0.5909357646% CMA -0.5935892362% STI -1.556928928% KEY -1.4369215782% STI -2.7983735948% FITB -2.2918823008% FITB -4.2524213075% FITB -3.3461356093% RF -1.4525993884% RF .1745539178% FITB -1.8101036696% FITB -0.3160193612% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 TOTAL CAGR* 2q12 2Q15 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 BBT 2.3056703716210825E-2 1.7059768984949431E-2 1.4197879444727723E-2 1.1088272002123256E-2 3.7649024082595517E-3 3.5364580605228291E-3 5.868898048330573E-3 8.846249602039169E-3 7.3765081522667586E-3 9.1016360670850283E-3 7.5905323742315733E-3 6.168457312669684E-3 9.7896504374015425E-3 422488059000 474881686000 422488059000 474881686000 9.7896504374015425E-3 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 CMA 1.837512557142551E-2 2.0305515701568355E-2 1.2268251386176487E-2 8.6043932337978024E-3 3.3825195808745434E-6 -3.1179376644810963E-3 8.1313458685805529E-3 1.3643740362417889E-2 1.9646779783485169E-2 1.6888153705486797E-2 1.3685772041930777E-2 9.5991763861384971E-3 1.1478035929171071E-2 168043804000 192708106000 168043804000 192708106000 1.1478035929171071E-2 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 FITB 1.3795029522280622E-2 1.6128988639672048E-2 1.2006147473907935E-2 1.5046433077339882E-2 1.3225349684469201E-2 9.1637436942186845E-3 1.2664377548540884E-2 1.0774397269618152E-2 1.0450682243331011E-2 4.8968441560326426E-3 4.8486618446248464E-3 6.6796614311013247E-3 1.0800246040633787E-2 315868552000 359327501000 315868552000 359327501000 1.0800246040633787E-2 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 HBAN 9.6008736533537142E-3 1.2849252112508758E-2 4.877854567937101E-3 1.1996591207046325E-2 1.5015322307786683E-2 1.5379005373739041E-2 1.9218759808993902E-2 2.6266489555544004E-2 2.422338197121765E-2 2.5754503079598479E-2 1.8459731411148095E-2 1.4569480802185453E-2 1.6498121322590542E-2 154768936000 188348758000 154768936000 188348758000 1.6498121322590542E-2 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 KEY 1.3279347921621332E-2 1.2840898612009433E-2 1.2724668733400168E-2 1.3657386575203434E-2 7.2193694465410019E-3 4.3185870082949052E-3 9.6490291838144948E-3 7.6363806512738108E-3 1.2089703344053682E-3 3.3643261211235842E-3 1.844684256762763E-3 2.0504426475209669E-3 7.4720756514636832E-3 215242346000 235355270000 215242346000 235355270000 7.4720756514636832E-3 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 MTB 2.1072658304859493E-2 2.2395886877832671E-2 1.6222766683486656E-2 6.1096914115743584E-3 -1.1577480185734901E-3 -6.147121764823793E-3 -3.6487926440709195E-3 7.0391148802495529E-4 8.3972078753513646E-3 9.1807512851969086E-3 1.0780395410287413E-2 1.2394042346979051E-2 7.9860054684868231E-3 237311303000 261079309000 237311303000 261079309000 7.9860054684868231E-3 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 PNC 4.2809321818193968E-2 3.9759956151148579E-2 1.487318036667129E-2 1.3545831793340346E-2 1.5580118168317281E-2 1.3909212401876703E-2 1.6070543303711604E-2 1.5121911696022616E-2 1.0522558829401341E-2 1.1938899939282432E-2 8.5283096984312134E-3 5.5854947987294956E-3 1.7293625966708026E-2 653613391000 802928404000 653613391000 802928404000 1.7293625966708026E-2 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 RF -1.121474770230535E-2 -9.681541911187308E-3 -6.825965416703772E-3 -1.9106512903743766E-3 3.9711312034911295E-3 4.1112516280812361E-3 7.631886690663725E-3 6.5336880205988379E-3 3.6237690910154718E-3 9.8105469680698221E-3 9.0281498419906292E-3 1.2332804489048055E-2 2.2556852294748353E-3 299601925000 307812988000 299601925000 307812988000 2.2556852294748353E-3 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 STI 9.851286705824247E-3 -1.5070188135813956E-3 -3.4256030813075711E-3 -4.9369815077785484E-3 5.6481994364192545E-3 1.3555817045762142E-2 1.7363967121544865E-2 1.5804424154083341E-2 1.5722420145593441E-2 1.0471944459835347E-2 6.5351600183409797E-3 5.6824296624200521E-3 7.5370037827016123E-3 477640956000 522677282000 477640956000 522677282000 7.5370037827016123E-3 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 USB 1.8118264910845561E-2 1.8178243047295428E-2 1.4285088036283256E-2 1.4273132075824257E-2 1.5208976589969225E-2 1.3340759992240603E-2 1.7790833444348841E-2 1.8367483866993828E-2 1.6142829369450995E-2 1.4085794520868333E-2 7.7940754126060163E-3 5.2855244026484005E-3 1.4398213656341641E-2 814206000000 966576000000 814206000000 966576000000 1.4398213656341641E-2 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 WFC 8.4070314811239832E-3 9.0448773729723264E-3 1.0440156882923324E-2 8.3252603044379203E-3 8.9783040422981575E-3 9.9004243631839461E-3 9.9288524955993829E-3 1.0057209101001163E-2 9.6695179029857581E-3 1.1302575050000652E-2 1.0437928073098179E-2 1.7657821187943901E-2 1.0343088563101954E-2 2994874000000 3388481000000 2994874000000 3388481000000 1.0343088563101954E-2 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 ZION 4.5514597470612816E-3 3.9037361035365592E-3 8.6094532759892761E-3 9.4897349659996966E-3 7.7301489867507289E-3 1.0286279085771399E-2 1.0265717931020601E-2 1.0424438311253059E-2 1.0799226205303825E-2 7.5062145029414218E-3 7.0441425058800355E-3 2.9289812823181105E-3 7.7915765227021261E-3 143551308000 157563581000 143551308000 157563581000 7.7915765227021261E-3 Sum of Operating Revenue (Reported Actual) Column Labels Sum of Operating Revenue (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 2,053,365,000 2,181,713,000 2,027,798,000 1,984,468,000 2,057,263,000 2,075,021,000 1,896,545,000 2,036,678,000 2,014,202,000 1,950,798,000 2,256,169,000 2,372,661,000 2,417,929,000 2,474,543,000 2,394,364,000 2,435,311,000 2,305,625,000 2,341,771,000 2,255,911,000 2,270,986,000 2,286,348,000 2,338,091,000 2,299,308,000 2,327,179,000 BBT 4.697870448915098E-2 5.8209689585739799E-2 1.4514296469117394E-2 6.4858449668756535E-3 -1.1551357945935203E-2 -1.3816250692128884E-2 -1.4609260603830054E-2 -1.7596286731077382E-2 -2.1011973347700996E-3 -4.0196543621551228E-4 4.7421491244556968E-3 6.1114335783323259E-3 6.1588172282882603E-3 8593830000 9250926000 8593830000 9250926000 6.1588172282882603E-3 CMA ,584,618,000 ,582,169,000 ,599,103,000 ,612,934,000 ,586,979,000 ,615,688,000 ,595,684,000 ,585,499,000 ,607,954,000 ,628,202,000 ,645,318,000 ,642,352,000 ,628,759,000 ,627,132,000 ,614,468,000 ,621,412,000 ,625,566,000 ,636,945,000 ,616,945,000 ,639,366,000 ,628,860,000 ,644,148,000 ,670,786,000 ,683,020,000 CMA 8.2434367503940731E-3 -4.2049318742087838E-4 -1.2128665284614759E-2 -8.3336284992583387E-3 -1.2814179152097482E-3 3.9432157641834387E-3 9.9143808955437507E-4 7.1791074139058164E-3 1.3077541803272474E-3 2.8559352543657823E-3 2.1286757423638614E-2 1.6899456479660513E-2 3.3385356115753773E-3 2523826000 2626814000 2523826000 2626814000 3.3385356115753773E-3 FITB 1,705,202,000 1,530,217,000 1,511,840,000 1,490,267,000 1,738,000,000 1,538,057,000 1,451,505,000 1,514,761,000 1,523,742,000 1,465,403,000 1,660,968,000 1,569,710,000 1,568,558,000 1,779,800,000 1,614,733,000 1,933,240,000 1,608,345,000 1,602,885,000 1,450,957,000 1,633,237,000 1,420,271,000 1,524,064,000 1,474,320,000 1,438,576,000 FITB 7.2053497342288164E-3 5.0185972407987167E-2 -7.02762532383161E-3 5.5646881023928341E-2 5.7692996464351332E-3 -2.5506342308478591E-2 -2.4230075646492599E-2 -4.5486516642516128E-2 -2.9874715348799374E-2 -1.2905924828280679E-2 3.8754064216992568E-3 -3.2165312930237389E-2 -4.9928676117694248E-3 6219823000 5857231000 6219823000 5857231000 -4.9928676117694248E-3 HBAN ,585,377,000 ,613,665,000 ,630,073,000 ,671,908,000 ,671,766,000 ,673,811,000 ,642,905,000 ,658,067,000 ,667,324,000 ,645,981,000 ,702,610,000 ,681,658,000 ,687,318,000 ,730,239,000 ,677,842,000 ,676,165,000 ,672,706,000 ,676,695,000 ,668,616,000 ,712,577,000 ,711,656,000 ,708,420,000 ,701,454,000 ,773,911,000 HBAN 7.4118476126503463E-3 3.1004939344641658E-2 -8.8399525309396099E-3 -1.9779932496883923E-3 -5.2721135070307179E-3 -1.9421448033915767E-2 -3.4127294141320652E-3 1.3515048352338521E-2 1.4264295607475885E-2 1.145495431738941E-2 1.1722544318307104E-2 2.164138474658861E-2 5.9161777895675449E-3 2697573000 2895441000 2697573000 2895441000 5.9161777895675449E-3 KEY ,856,800,000 1,072,962,000 1,045,222,000 1,089,793,000 1,117,492,000 1,132,557,000 1,044,709,000 1,020,407,000 1,031,950,000 ,966,192,000 1,018,526,000 1,017,408,000 1,117,865,000 1,064,969,000 1,001,826,000 1,001,096,000 1,030,793,000 1,033,234,000 ,998,204,000 1,023,296,000 ,987,927,000 1,065,863,000 1,005,877,000 1,069,163,000 KEY 2.1297318146708211E-2 2.3975052372687156E-2 -3.9585016289115371E-3 -3.8818981511008488E-3 -2.080197699053643E-2 -7.7427291296425782E-3 -8.905939071278679E-4 5.4635031834751047E-3 -1.0492159273454815E-2 8.0711689651939977E-3 1.8828107938331229E-3 1.1233753526544321E-2 1.9366056902656581E-3 4034076000 4128830000 4034076000 4128830000 1.9366056902656581E-3 MTB ,853,228,000 ,843,921,000 ,823,129,000 ,844,983,000 ,845,787,000 ,876,881,000 ,845,972,000 1,004,476,000 ,975,219,000 1,023,132,000 ,991,435,000 1,034,615,000 1,093,492,000 1,120,385,000 1,081,779,000 1,114,649,000 1,135,420,000 1,094,073,000 1,058,393,000 1,108,292,000 1,101,610,000 1,116,397,000 1,085,972,000 1,166,719,000 MTB 2.9388969936146925E-2 2.3475899865642358E-2 2.1307914027764996E-2 1.8482446017812793E-2 9.5068254916610417E-3 -5.9098434426051449E-3 -5.2838719895813568E-3 -1.4439408204590665E-3 -7.6907713927870658E-3 5.1174041254657965E-3 6.2898374617874619E-3 1.3241933689023266E-2 8.802555681809654E-3 4024401000 4470698000 4024401000 4470698000 8.802555681809654E-3 PNC 3,997,100,000 5,083,671,000 3,777,094,000 3,881,387,000 3,541,473,000 3,891,758,000 3,625,213,000 3,560,538,000 3,497,375,000 3,523,240,000 3,689,595,000 3,567,227,000 4,048,523,000 4,016,788,000 3,938,458,000 4,001,299,000 3,897,445,000 4,067,239,000 3,765,648,000 3,816,225,000 3,838,555,000 3,946,056,000 3,683,861,000 3,852,876,000 PNC 3.860272680593857E-2 3.3283553353202544E-2 1.6242059770659845E-2 2.7876957903014032E-2 -9.4393850747775954E-3 3.1822273131243417E-3 -1.0865518630928328E-2 -1.1764450869715892E-2 -3.7879769777964256E-3 -7.8244838296174235E-3 -5.3224276939344284E-3 2.3978885548074924E-3 5.8978820034927271E-3 14277437000 15321348000 14277437000 15321348000 5.8978820034927271E-3 RF 1,550,841,000 1,597,816,000 1,537,206,000 1,585,873,000 1,559,054,000 1,697,281,000 1,596,359,000 1,516,021,000 1,567,518,000 ,577,988,000 1,337,107,000 1,359,640,000 1,352,658,000 1,354,935,000 1,296,242,000 1,317,932,000 1,326,738,000 1,366,677,000 1,306,642,000 1,307,961,000 1,320,823,000 1,270,913,000 1,260,096,000 1,395,701,000 RF -4.4371907044096992E-2 0.16790166731029754 -7.5615153746803054E-3 -7.7763017446711435E-3 -4.8705627285072772E-3 2.2172090696728208E-3 1.9594584282995875E-3 -1.8749568680943574E-3 -1.1143519106378008E-3 -1.8061512573407157E-2 -8.9402553310493627E-3 1.7004558128591585E-2 6.720645621690613E-3 4842253000 5247533000 4842253000 5247533000 6.720645621690613E-3 STI 1,835,088,000 1,845,293,000 1,872,088,000 2,038,494,000 2,194,822,000 2,202,645,000 2,049,980,000 2,121,780,000 2,148,931,000 1,980,024,000 2,165,211,000 2,192,675,000 1,889,726,000 2,302,331,000 2,131,501,000 2,110,827,000 1,924,039,000 2,076,774,000 2,050,601,000 2,213,940,000 2,051,764,000 2,061,447,000 2,024,313,000 2,076,810,000 STI -3.0541988473685278E-2 3.9173706760969873E-2 -3.9427163432551593E-3 -9.6108220618200679E-3 4.0682278553800799E-3 -2.663420044025655E-2 -9.8142200891626619E-3 1.2632927648178915E-2 1.5453058634875116E-2 -1.8261474722208737E-3 -3.1378345885626491E-3 -1.6419875605043655E-2 -2.7159857925008746E-3 8486841000 8214334000 8486841000 8214334000 -2.7159857925008746E-3 USB 4,275,000,000 4,467,000,000 4,295,000,000 4,453,000,000 4,490,000,000 4,678,000,000 4,456,000,000 4,630,000,000 4,737,000,000 5,036,000,000 4,883,000,000 5,034,000,000 5,121,000,000 5,063,000,000 4,820,000,000 4,898,000,000 4,850,000,000 4,844,000,000 4,751,000,000 5,135,000,000 4,935,000,000 5,115,000,000 4,853,000,000 4,990,000,000 USB 1.9502285424073174E-2 1.3450234133705052E-3 -3.134172429232418E-3 -6.7871045014472609E-3 -1.3616721937493748E-2 -1.1155824970709549E-2 -3.5545023696682554E-3 1.2252494442434037E-2 4.3411644535240601E-3 1.378082888380372E-2 5.11637239165319E-3 -7.2362511228665216E-3 8.5511693784523501E-4 19690000000 19893000000 19690000000 19893000000 8.5511693784523501E-4 WFC 22,400,000,000 22,519,000,000 21,386,000,000 21,246,000,000 20,950,000,000 21,739,000,000 20,413,000,000 20,408,000,000 19,278,000,000 20,599,000,000 21,590,000,000 21,286,000,000 21,170,000,000 22,088,000,000 21,214,000,000 21,535,000,000 20,469,000,000 20,739,000,000 20,560,000,000 21,023,000,000 21,054,000,000 21,316,000,000 21,083,000,000 21,223,000,000 WFC 2.2863219460321771E-2 1.7591115836729898E-2 -4.3652912903150431E-3 2.9035192052053738E-3 -8.1504993779576429E-3 -1.5813659062668517E-2 -7.7897018711959864E-3 -6.1462372303519031E-3 7.0659854331993621E-3 6.9204567261562655E-3 6.2296761283098245E-3 2.3675363416828521E-3 1.9161619230203542E-3 82753000000 84676000000 82753000000 84676000000 1.9161619230203542E-3 ZION ,771,387,000 ,598,132,000 ,565,994,000 ,502,955,000 ,539,915,000 ,511,535,000 ,542,494,000 ,538,891,000 ,575,378,000 ,562,346,000 ,553,813,000 ,553,753,000 ,565,048,000 ,555,748,000 ,546,353,000 ,561,024,000 ,547,363,000 ,551,723,000 ,522,773,000 ,537,920,000 ,547,246,000 ,575,872,000 ,539,433,000 ,560,042,000 ZION -4.6007419976930031E-3 -2.952178115044557E-3 -3.3477505001431318E-3 3.2738950210320361E-3 -7.9369959154876879E-3 -1.8208648949915585E-3 -1.0686786952693095E-2 -1.0584167818430967E-2 -5.4172209286273976E-5 1.1181842343848336E-2 7.6288653184730659E-3 1.0053302224841909E-2 -8.4632137607487667E-4 2245290000 2222593000 2245290000 2222593000 -8.4632137607487667E-4 Sum of Avg Diluted Shares (actual) Column Labels Sum of Avg Diluted Shares (actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 BBT 1.5104655706861259E-3 1.4167286985729E-3 1.2874274301382105E-3 1.5520124921686307E-3 2.1892117501527419E-3 2.6247538745030052E-3 4.6412213099351618E-3 5.4306709078217885E-3 4.8113515747580937E-3 4.4755972893346652E-3 2.4809705304087437E-3 2.0800491953034683E-3 2.8739777696733526E-3 2827605000 2926679000 2827605000 2926679000 2.8739777696733526E-3 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 CMA -1.8176565170680004E-4 -1.1268546389748946E-2 -1.1141720907342112E-2 -9.8369754754883409E-3 -5.8213226776788751E-3 -2.385900067707114E-3 -9.9047060429646727E-4 -1.1912601957946301E-3 -2.2823514115162258E-3 -3.2749390753115115E-3 -5.9726214474098427E-3 -4.9974136987138706E-3 -4.9526941529353108E-3 778871028 733821256 778871028 733821256 -4.9526941529353108E-3 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 FITB -2.7903172883222416E-3 -8.0676404503580157E-3 -1.1699384345978614E-2 -1.4444687221665475E-2 -1.5392601286105201E-2 -1.3252884338160076E-2 -1.5432614872189943E-2 -1.4863167328582283E-2 -1.4340394965273728E-2 -1.4517618637704621E-2 -1.1639252880853546E-2 -1.0621600506046103E-2 -1.2261589226860381E-2 3823877322 3297670536 3823877322 3297670536 -1.2261589226860381E-2 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 HBAN -1.1648654688374283E-3 -4.2814402592044054E-3 -5.923079306314083E-3 -6.906479262648646E-3 -6.6177984549964375E-3 -3.2425132400655254E-3 -1.7864881541113098E-3 -2.7161317393629147E-3 -3.3927324350517818E-3 -5.0714908230379274E-3 -5.6621127891186562E-3 -4.3607024325349464E-3 -4.262069021624515E-3 3472504000 3299008000 3472504000 3299008000 -4.262069021624515E-3 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 KEY -2.608013609404658E-3 -5.6139059998850938E-3 -7.3995469102651201E-3 -7.8656251435138547E-3 -8.7493356118761856E-3 -8.8697298139664982E-3 -9.3575270555003032E-3 -4.5599550723728344E-3 -9.4808544018987195E-3 -3.232318926621125E-3 -9.7818579284170148E-3 -1.5861326123355557E-2 -7.7875308250975328E-3 3804428000 3463742000 3804428000 3463742000 -7.7875308250975328E-3 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 MTB 2.8576617063353904E-3 6.0970149699228759E-3 5.9730421969719227E-3 6.1341853035143945E-3 7.7636322777945299E-3 5.1656137656626022E-3 4.8034075257241682E-3 5.3967193475557007E-3 3.5574956605426422E-3 3.4516483809219345E-3 3.1155188106795073E-3 2.4347688009331847E-3 4.7279977243834814E-3 501109000 530291000 501109000 530291000 4.7279977243834814E-3 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 PNC 1.42112742775935E-3 9.4607379375588607E-4 -4.7258979206044049E-4 4.7281323877057524E-4 2.3629489603025355E-3 3.3003300330032292E-3 5.1691729323308788E-3 3.740065451145469E-3 1.3972985561248041E-3 -1.3953488372092648E-3 -4.6576618537493841E-3 -6.5512400561534845E-3 4.7247940449257619E-4 2111000000 2123000000 2111000000 2123000000 4.7247940449257619E-4 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 RF 3.1028538594139121E-2 3.04662827419655E-2 2.5238867856498981E-2 0 -3.1651134165641137E-3 -4.9391427059446436E-3 -5.8500265910299554E-3 -4.9928673323823558E-3 -2.8673835125447855E-3 -3.2350826743350325E-3 -5.7699242697439868E-3 -7.9796880667392101E-3 3.8900183908308072E-3 5221000000 5470000000 5221000000 5470000000 3.8900183908308072E-3 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 STI 1.5403162869800369E-3 1.815839182095047E-3 1.6053199047123545E-3 1.0521071367934898E-3 6.9974077153034386E-5 -7.8634238654218258E-4 -1.330924375671283E-3 -1.9860452114346394E-3 -2.6148668674499387E-3 -4.6472593905009241E-3 -4.7594118482405801E-3 -6.125230278896443E-3 -1.3506556941736969E-3 2145014000 2110505000 2145014000 2110505000 -1.3506556941736969E-3 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 USB -3.2718230598088871E-3 -4.0703781512605453E-3 -5.6690837178642317E-3 -5.966587112171795E-3 -7.2028811524610381E-3 -6.449012494961659E-3 -5.2738336713995526E-3 -4.350190320826508E-3 -4.9153468050245896E-3 -4.9396267837541474E-3 -5.3778268063982004E-3 -5.8228199084985333E-3 -5.2763119221806987E-3 7641000000 7171000000 7641000000 7171000000 -5.2763119221806987E-3 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 WFC 1.7053573520111609E-3 9.8686210589815637E-4 7.3357630128034756E-4 6.8634820732382806E-4 1.2177824228738476E-3 9.2737143789167753E-4 -9.3116805720550033E-6 -1.5736886703727748E-3 -3.3248773572587265E-3 -3.7149501008276742E-3 -5.151758501340753E-3 -6.1508685800604201E-3 -1.142495070993732E-3 21344500000 21053700000 21344500000 21053700000 -1.142495070993732E-3 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 ZION 7.1735635143288512E-4 8.642817914639167E-4 9.431900804630633E-4 1.2608417671349237E-3 1.8511385179711404E-3 1.0224478626292832E-3 1.9923704813937793E-3 1.6591887592984911E-3 1.6945276698994816E-2 2.53614047416717E-2 2.3115877651033179E-2 2.231478076383242E-2 8.1223088536030996E-3 731781351 806380547 731781351 806380547 8.1223088536030996E-3 Sum of Core EPS (Reported) Column Labels Sum of Core EPS (Reported) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 BBT 6.439360932885263E-2 9.6816764161114399E-2 -0.12612185681353127 2.1946776807200585E-2 -0.13349191467476318 1.4364428180908551E-3 0.17252870075991567 -4.3214868506783577E-2 0.18152318233747744 1.1983131846803108E-2 6.5620831574972893E-3 5.4481735419892541E-2 2.1320492830595894E-2 2.402605032707732 3.0947597225260357 2.402605032707732 3.0947597225260357 2.1320492830595894E-2 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 CMA 4.7035688107419649E-2 2.5547722335222289E-2 1.7732829130470362E-2 1.0376582147643587E-2 1.72038510841106E-2 -2.4317360455154202E-2 9.3873438716240987E-3 1.0355674138018189E-2 2.1158132878980496E-2 6.2372196892312992E-2 5.6664815294158455E-3 -1.8938752221863142E-2 1.5040981290081579E-2 2.5779778924111092 3.0837709330143541 2.5779778924111092 3.0837709330143541 1.5040981290081579E-2 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 FITB -1.0466321801879674E-2 6.2216256356042443E-2 6.0121261628563794E-2 0.14424329012593917 5.1459059784500383E-2 -2.1333039441728818E-3 -5.0027170084766315E-2 -7.5169199340844983E-2 -4.4531709308756273E-2 -1.611110449442843E-3 3.7976548241415164E-2 -3.1258018300712065E-2 1.0040893263683737E-2 1.4884835057931558 1.6780755674704968 1.4884835057931558 1.6780755674704968 1.0040893263683737E-2 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 HBAN 3.5047734562585475E-2 4.8783952740339975E-2 -1.3744190939488643E-2 -3.5063207386151207E-3 -1.3798450391842021E-3 5.950165375810057E-3 6.7393981675556436E-3 2.5924312851832942E-2 1.46064094994236E-2 2.8452809649567534E-2 2.1658451078702345E-2 5.0450516393103717E-2 1.8060493612689354E-2 0.69383236075847299 0.86007746463717005 0.69383236075847299 0.86007746463717005 1.8060493612689354E-2 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 KEY 3.1875182550884507E-2 -5.4152931262007042E-3 2.9217772955526522E-2 1.7745687704907365E-2 2.0887259964193605E-2 2.1232419797737823E-2 3.9724072658884779E-2 2.8739339293569977E-2 -1.4385476968093336E-2 3.8677240633037346E-2 -7.8442196985416546E-3 1.2106584622582961E-2 1.7562894467316514E-2 0.82664893193754396 1.0187233319468341 0.82664893193754396 1.0187233319468341 1.7562894467316514E-2 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 MTB 0.10462316264676774 0.17717639180215095 5.4987281787717723E-2 4.9298632909274831E-2 -1.2494873667662554E-2 -7.6017319509001813E-2 -5.4815888494469056E-2 -4.2295304596327132E-2 -2.8565072912415057E-2 4.5315490413750936E-2 2.9425088214822814E-3 -3.1324551563294945E-2 1.33801409637615E-2 6.3521675757939002 7.4505891832299405 6.3521675757939002 7.4505891832299405 1.33801409637615E-2 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 0 0 PNC 7.9596478592980358E-3 6.9701579284528803E-2 3.5658413770442765E-2 0.14304549245364129 1.3851585806602618E-2 8.4210162843308067E-2 -4.8673070144166219E-3 -3.1161863643426324E-3 6.0012406431229071E-3 -2.1618645954286642E-2 -0.25418039404186143 -0.35172230273662319 -3.374504764758246E-2 4.9642541301550605 3.2881740658539398 4.9642541301550605 3.2881740658539398 -3.374504764758246E-2 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 RF 0.2920850348366788 0.27765761546184575 0.10160309905982801 -1.7634290945593767E-2 -3.5577907455359492E-2 -6.890206600868809E-3 -1.0829017342498859E-2 3.2520812169325231E-2 3.6370402304367833E-2 -1.9386039129853927E-4 -2.7123312567497893E-2 -1.2679144243838203E-2 4.7205994225087311E-2 0.47417523877114282 0.82475376175721604 0.47417523877114282 0.82475376175721604 4.7205994225087311E-2 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 STI -0.57294886109092424 1.2042640133576095 0.15252699314263518 0.1309371273613984 0.70231281203466489 3.1091594805315648E-2 3.489618763717206E-2 4.2633572274942022E-2 9.4689793747103623E-2 4.287752664504163E-2 1.1035860792130814E-2 2.4315272875793381E-2 8.7869738899575278E-2 1.3304082369691448 3.6551708346837826 1.3304082369691448 3.6551708346837826 8.7869738899575278E-2 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 USB 3.7853918442916079E-2 5.3005212237852817E-2 1.9326486707259338E-2 1.3872036100845531E-2 5.1864134359158598E-3 -7.0307789623282879E-3 -1.0410566272013644E-2 -6.027886695894713E-3 -3.2108899319246431E-3 -4.9752793216779612E-3 1.0056768746607547E-2 7.5641760981588479E-3 9.4331018944215916E-3 2.7905665290237618 3.1233660687947329 2.7905665290237618 3.1233660687947329 9.4331018944215916E-3 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 WFC 5.9103173337600179E-2 4.5859750642205599E-2 5.3539757488711093E-2 4.8995695313340581E-2 1.916202425088942E-2 9.1468038958997244E-3 3.0180864946522945E-3 -2.6117775446889979E-3 -1.4059735720813538E-2 8.9410279507033952E-3 1.1514757591754465E-2 -1.6034003030275246E-3 1.9803629228645425E-2 2.8997891306706243 3.6691465287917979 2.8997891306706243 3.6691465287917979 1.9803629228645425E-2 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 ZION -4.3233457054315805E-3 0.15245994434012355 0.27448501124521707 8.9090345928630521E-2 7.4159381710997341E-2 1.6856406432977478E-2 -0.1024925410261246 4.4289893360909049E-2 -1.2697268952101992E-2 -8.0291378014038628E-2 3.5594606665730222E-2 0.14017056518473958 4.7649174680417516E-2 1.1144727139142689 1.9483184460470522 1.1144727139142689 1.9483184460470522 4.7649174680417516E-2 Sum of Total Noninterest Expense (Reported Actual) Column Labels Sum of Total Noninterest Expense (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 BBT 1.5722183828611014E-2 -2.0071440721211142E-2 8.8526297517792507E-3 1.3592567102546527E-2 -3.7345102699032351E-3 -3.2373487817345392E-3 -1.1452991452991501E-2 -9.1647933598478781E-3 -1.5706806282722474E-2 -1.2411347517730542E-2 8.7971274685816336E-3 3.7373198077950143E-3 -2.1562339188111457E-3 5788000000 5640000000 5788000000 5640000000 -2.1562339188111457E-3 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 CMA -2.2844089091947906E-3 -1.0875787063537534E-2 -1.504629629629628E-2 -1.2338425381903662E-2 -4.7590719809637028E-3 3.1679617453675979E-2 -7.5318655851680516E-3 -4.086398131932234E-3 -9.9648300117233246E-3 -3.4339846062759083E-2 3.0656039239730148E-2 2.3200475907198204E-2 -1.4874561786839546E-3 1751000000 1720000000 1751000000 1720000000 -1.4874561786839546E-3 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 FITB 1.323828920570258E-2 4.4472361809045236E-2 -6.0139523694971997E-3 2.0329138431752103E-2 -1.2096774193548376E-2 -4.2737094837935197E-2 -7.0228241785803558E-3 -2.0964890123768676E-2 -1.9607843137254943E-2 -2.0263157894736872E-2 -9.1324200913242004E-3 -2.1686093792355754E-3 -5.397541982086973E-3 3928000000 3681000000 3928000000 3681000000 -5.397541982086973E-3 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 HBAN 1.3665069160556431E-2 9.9574796282242417E-3 7.4534464836428782E-4 4.2369262541912533E-3 1.3562811389669083E-3 -1.2449194557958232E-2 -4.4730711067528794E-3 3.4705666554104564E-3 -4.0958290965418254E-3 1.8637535741027778E-2 7.9651966915916805E-3 1.9398925774576581E-2 4.8259282798830405E-3 1760035000 1864710000 1760035000 1864710000 4.8259282798830405E-3 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 KEY -3.9554117224019913E-3 -4.6931407942237824E-3 7.254261878852919E-4 -2.8996013048205871E-3 3.6350418029806875E-3 2.1731256791017728E-3 -6.8666425731839231E-3 1.4556040756914523E-3 -4.7238372093023617E-3 -9.1274187659730055E-3 4.789977892409647E-3 9.534286762009625E-3 -8.4292363105820112E-4 2781000000 2753000000 2781000000 2753000000 -8.4292363105820112E-4 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 MTB -7.6398459876763081E-3 -3.7376007394783195E-2 -2.4418045908166652E-3 -1.1744378284330947E-2 1.7288583260687052E-2 4.6647344305721594E-2 2.2629893185531991E-2 2.8588936337704318E-2 2.4398534276082184E-3 -2.7780900653393892E-2 -1.4348530604869625E-3 1.0786356197742375E-2 3.0741883612175336E-3 2616414000 2714583000 2616414000 2714583000 3.0741883612175336E-3 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 PNC 4.9645390070921946E-2 3.2314923619272129E-3 5.6612981942409935E-3 -1.8538289818499476E-2 -2.1855221518987333E-2 -2.1231422505307851E-2 -1.0742691870674559E-2 -8.0400960634854357E-3 -3.8947368421052841E-3 2.6418683292823708E-3 8.9586846543001641E-3 3.9694975451791681E-3 -1.0163864750217799E-3 9729000000 9611000000 9729000000 9611000000 -1.0163864750217799E-3 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 RF 5.1199137698734187E-3 -6.6487935656836417E-2 -2.0390580126364188E-2 1.2899442978598685E-2 4.341534008682979E-3 6.6282420749279591E-3 -8.8748926424276897E-3 -1.6464471403812797E-2 -1.9089574155653488E-2 -7.1856287425149379E-3 8.7454764776839777E-3 9.5665171898355883E-3 -7.8286651776396932E-3 3711000000 3377000000 3711000000 3377000000 -7.8286651776396932E-3 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 STI 2.6089673488517429E-2 -4.2630937880633324E-2 -2.9262086513994867E-2 -2.670380078636958E-2 -5.3189698703921873E-2 -1.9911111111111102E-2 -1.4511155450752655E-3 -8.3560399636694038E-3 -2.7660743725957171E-2 -1.6013564431047511E-2 -1.3976641776756615E-2 -4.4660194174757084E-3 -1.8324488197336564E-2 6401000000 5127000000 6401000000 5127000000 -1.8324488197336564E-2 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 USB 1.2871382947837073E-2 -8.5992738390980872E-3 -8.6738627602158669E-3 -4.2776589539179621E-3 -4.2960359304823337E-3 7.452441655226405E-3 7.202647459606748E-3 -3.8654812524163695E-4 4.7370456303170716E-3 1.1738670258828021E-2 1.1507370423204932E-2 1.2128619781872851E-2 3.4189541347631192E-3 10333000000 10765000000 10333000000 10765000000 3.4189541347631192E-3 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 WFC 1.6684839632151727E-2 2.3877939212433308E-3 -7.5702519379845512E-3 -2.8884685014544109E-3 -2.0400252963137522E-4 -3.407537391091453E-3 -9.2543302895049528E-3 -1.2605910312047941E-3 3.0209604999069661E-3 1.1593604951005698E-2 1.1399555437730635E-2 5.5448020001613862E-3 2.1416331970280922E-3 48607000000 49871000000 48607000000 49871000000 2.1416331970280922E-3 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 ZION -8.6165964689645103E-3 -1.113759477271592E-2 3.1177612769788254E-3 6.083724288613368E-3 -1.5093749243356935E-2 4.9331167451767133E-3 4.484875932022625E-4 -3.3662243990766338E-3 4.2698351087353759E-2 4.7216654821276016E-3 -3.614981636853587E-4 -1.5480359706612212E-3 1.7285353425020578E-3 1628021000 1662113000 1628021000 1662113000 1.7285353425020578E-3 Sum of PPNR Column Labels Sum of PPNR Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT ,841,000,000 ,915,000,000 ,837,000,000 ,718,000,000 ,787,000,000 ,780,000,000 ,622,000,000 ,741,000,000 ,736,000,000 ,691,000,000 ,932,000,000 1,015,000,000 ,947,000,000 1,034,000,000 ,965,000,000 ,944,000,000 ,844,000,000 ,868,000,000 ,904,000,000 ,860,000,000 ,915,000,000 ,984,000,000 ,892,000,000 ,896,000,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 CMA ,195,000,000 -,425,000,000 ,201,000,000 ,218,000,000 ,188,000,000 ,180,000,000 ,178,000,000 ,179,000,000 ,183,000,000 ,187,000,000 ,196,000,000 ,199,000,000 ,201,000,000 -,422,000,000 ,207,000,000 ,219,000,000 ,216,000,000 ,172,000,000 ,208,000,000 ,223,000,000 ,229,000,000 ,222,000,000 ,213,000,000 ,233,000,000 CMA 2.3529411764705799E-2 -0.77777777777777779 6.321839080459779E-2 0.10810810810810811 7.3170731707317138E-2 2.7 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 FITB ,601,000,000 ,540,000,000 ,554,000,000 ,559,000,000 ,629,000,000 ,547,000,000 ,533,000,000 ,613,000,000 ,589,000,000 ,489,000,000 ,559,000,000 ,633,000,000 ,550,000,000 ,616,000,000 ,627,000,000 ,889,000,000 ,648,000,000 ,612,000,000 ,500,000,000 ,691,000,000 ,532,000,000 ,615,000,000 ,550,000,000 ,589,000,000 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 HBAN ,217,331,000 ,299,331,000 ,235,646,000 ,265,560,000 ,249,720,000 ,242,959,000 ,227,480,000 ,230,339,000 ,229,550,000 ,208,304,000 ,250,271,000 ,240,838,000 ,226,308,000 ,274,975,000 ,238,300,000 ,228,033,000 ,215,177,000 ,244,160,000 ,234,034,000 ,254,205,000 ,257,469,000 ,238,288,000 ,249,866,000 ,281,472,000 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 KEY 78,000,000 ,147,000,000 ,250,000,000 ,325,000,000 ,371,000,000 ,377,000,000 ,319,000,000 ,319,000,000 ,306,000,000 ,286,000,000 ,281,000,000 ,278,000,000 ,398,000,000 ,334,000,000 ,319,000,000 ,304,000,000 ,329,000,000 ,305,000,000 ,312,000,000 ,312,000,000 ,305,000,000 ,369,000,000 ,304,000,000 ,347,000,000 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 MTB ,368,727,000 ,396,999,000 ,356,735,000 ,393,265,000 ,394,186,000 ,399,114,000 ,371,314,000 ,404,038,000 ,365,549,000 ,268,535,000 ,376,338,000 ,442,608,000 ,502,911,000 ,513,872,000 ,471,524,000 ,541,313,000 ,495,751,000 ,375,794,000 ,390,760,000 ,461,921,000 ,458,925,000 ,471,311,000 ,417,705,000 ,441,668,000 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 PNC 1,602,000,000 1,719,000,000 1,748,000,000 1,762,000,000 1,423,000,000 1,341,000,000 1,468,000,000 1,386,000,000 1,333,000,000 ,836,000,000 1,353,000,000 ,952,000,000 1,295,000,000 1,142,000,000 1,556,000,000 1,486,000,000 1,379,000,000 1,457,000,000 1,401,000,000 1,400,000,000 1,358,000,000 1,224,000,000 1,382,000,000 1,500,000,000 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 RF ,414,000,000 ,457,000,000 ,341,000,000 ,471,000,000 ,438,000,000 ,460,000,000 ,421,000,000 ,496,000,000 ,514,000,000 ,241,000,000 ,426,000,000 ,478,000,000 ,468,000,000 ,479,000,000 ,442,000,000 ,413,000,000 ,408,000,000 ,475,000,000 ,460,000,000 ,465,000,000 ,492,000,000 ,423,000,000 ,440,000,000 ,455,000,000 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 STI ,436,970,000 ,335,176,000 ,521,811,000 ,611,109,000 ,721,079,000 ,670,000,000 ,607,000,000 ,600,000,000 ,605,000,000 ,245,000,000 ,624,000,000 ,656,000,000 ,146,000,000 ,787,000,000 ,721,000,000 ,688,000,000 ,541,000,000 ,665,000,000 ,643,000,000 ,727,000,000 ,745,000,000 ,734,000,000 ,659,000,000 ,715,000,000 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 USB 2,223,000,000 2,256,000,000 2,168,000,000 2,111,000,000 2,158,000,000 2,094,000,000 2,109,000,000 2,217,000,000 2,270,000,000 2,098,000,000 2,313,000,000 2,431,000,000 2,512,000,000 2,447,000,000 2,343,000,000 2,329,000,000 2,273,000,000 2,150,000,000 2,209,000,000 2,366,000,000 2,323,000,000 2,185,000,000 2,187,000,000 2,306,000,000 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 WFC 11,042,000,000 9,737,000,000 9,640,000,000 8,828,000,000 9,080,000,000 8,639,000,000 7,849,000,000 7,799,000,000 7,683,000,000 8,209,000,000 8,504,000,000 8,711,000,000 8,934,000,000 9,044,000,000 8,701,000,000 8,974,000,000 7,880,000,000 7,940,000,000 7,747,000,000 8,352,000,000 8,000,000,000 8,238,000,000 8,123,000,000 8,151,000,000 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 ZION ,218,480,000 ,173,002,000 ,206,956,000 ,111,434,000 ,108,533,000 89,192,000 ,133,036,000 ,137,470,000 ,177,644,000 ,144,059,000 ,157,270,000 ,155,035,000 ,165,419,000 ,148,823,000 ,145,972,000 ,147,570,000 ,171,370,000 ,134,088,000 ,124,922,000 ,127,567,000 ,107,815,000 ,139,174,000 ,138,593,000 ,151,872,000 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE EARNINGS PER SHARE 2015Q2 Actuals vs 2015Q1 Actuals Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 RF 0.2920850348366788 STI 1.2042640133576095 ZION 0.27448501124521707 PNC 0.17857142857142838 STI 0.70231281203466489 PNC 9.3610698366% BBT 0.17252870075991567 ZION 4.4289893361% BBT 0.18152318233747744 CMA 6.2372196892% FITB 3.7976548241% ZION 0.14017056518473958 STI 8.78697389% 1 2 MTB 0.10462316264676774 RF 0.27765761546184575 STI 0.15252699314263518 FITB 0.14424329012593917 ZION 7.4159381711% STI 3.1091594805% KEY 3.9724072659% STI 4.2633572275% STI 9.4689793747% MTB 4.5315490414% ZION 3.5594606666% BBT 5.448173542% ZION 4.764917468% 2 3 BBT 6.4393609329% MTB 0.17717639180215095 RF 0.10160309905982801 STI 0.1309371273613984 FITB 5.1459059785% KEY 2.1232419798% STI 3.4896187637% RF 3.2520812169% RF 3.6370402304% STI 4.2877526645% HBAN 2.1658451079% HBAN 5.4505163931% RF 4.7205994225% 3 4 WFC 5.9103173338% ZION 0.15245994434012355 FITB 6.1212616286% ZION 8.9090345929% KEY 2.8872599642% ZION 1.6856406433% PNC 1.8695652174% KEY 2.8739339294% CMA 2.1158132879% KEY 3.8677240633% WFC 1.1514757592% STI 2.4315272876% PNC 3.4723069345% 4 5 CMA 4.7035688107% BBT 9.6816764161% PNC 5.6603773585% MTB 4.9298632909% PNC 1.9696969697% WFC .9146803896% CMA .9387343872% HBAN 2.5924312852% HBAN 1.4606409499% HBAN 2.845280965% STI 1.1035860792% KEY 1.2106584623% BBT 2.1320492831% 5 6 USB 3.7853918443% PNC 7.9429735234% MTB 5.4987281788% WFC 4.8995695313% WFC 1.9162024251% HBAN .5950165376% HBAN .6739398168% CMA 1.355674138% PNC .2735978112% BBT 1.1983131847% USB 1.5676874661% USB .7564176098% WFC 1.9803629229% 6 7 HBAN 3.5047734563% FITB 6.2216256356% WFC 5.3539757489% BBT 2.1946776807% CMA 1.7203851084% BBT .1436442818% WFC .3018086495% WFC -0.2611777545% USB -0.3210889932% WFC .8941027951% BBT .6562083157% WFC -0.1603400303% HBAN 1.8060493613% 7 8 KEY 3.1875182551% USB 5.3005212238% KEY 2.9217772956% KEY 1.7745687705% USB .5186413436% FITB -0.2133303944% USB -1.410566272% USB -0.6027886696% ZION -1.2697268952% RF .0193860391% CMA .5666481529% PNC .4149377593% KEY 1.7562894467% 8 9 PNC 1.867219917% HBAN 4.878395274% USB 1.9326486707% USB 1.3872036101% HBAN -0.1379845039% RF -0.6890206601% RF -1.8290173425% PNC -1.747311828% WFC -1.4059735721% FITB -0.1611110449% MTB .2942508821% RF -1.2679144244% CMA 1.504098129% 9 10 ZION -0.4323345705% WFC 4.5859750642% CMA 1.773282913% CMA 1.3765821476% MTB -1.2494873668% USB -0.7030778962% FITB -5.2717008477% MTB -4.2295304596% KEY -1.4385476968% PNC -0.4092769441% KEY -0.7844219699% CMA -1.8938752222% MTB 1.3380140964% 10 11 FITB -1.4663218019% CMA 2.5547722335% HBAN -1.3744190939% HBAN -0.3506320739% RF -3.5577907455% CMA -2.4317360455% MTB -5.4815888494% BBT -4.3214868507% MTB -2.8565072912% USB -0.4975279322% PNC -0.9589041096% FITB -3.1258018301% FITB 1.4089326368% 11 12 STI -0.57294886109092424 KEY -0.5415293126% BBT -0.12612185681353127 RF -1.7634290946% BBT -0.13349191467476318 MTB -7.6017319509% ZION -0.1024925410261246 FITB -7.5169199341% FITB -4.4531709309% ZION -8.291378014% RF -2.7123312567% MTB -3.1324551563% USB .9433101894% 12 *Core income, on a diluted per-share basis. Core income is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items. The assumed tax rate is 35%. CORE EARNINGS PER SHARE 2015Q3 Actuals vs 2015Q2 Actuals Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer7 0.2920850348366788 Peer8 1.2042640133576095 Peer11 0.27448501124521707 Peer6 0.17857142857142838 Peer8 0.70231281203466489 Peer6 9.3610698366% Peer1 0.17252870075991567 Peer11 4.4289893361% Peer1 0.18152318233747744 Peer2 6.2372196892% Peer3 3.7976548241% Peer11 0.14017056518473958 Peer8 8.78697389% 1 2 MTB 0.10462316264676774 Peer7 0.27765761546184575 Peer8 0.15252699314263518 Peer3 0.14424329012593917 Peer11 7.4159381711% Peer8 3.1091594805% Peer5 3.9724072659% Peer8 4.2633572275% Peer8 9.4689793747% MTB 4.5315490414% Peer11 3.5594606666% Peer1 5.448173542% Peer11 4.764917468% 2 3 Peer1 6.4393609329% MTB 0.17717639180215095 Peer7 0.10160309905982801 Peer8 0.1309371273613984 Peer3 5.1459059785% Peer5 2.1232419798% Peer8 3.4896187637% Peer7 3.2520812169% Peer7 3.6370402304% Peer8 4.2877526645% Peer4 2.1658451079% Peer4 5.4505163931% Peer7 4.7205994225% 3 4 Peer10 5.9103173338% Peer11 0.15245994434012355 Peer3 6.1212616286% Peer11 8.9090345929% Peer5 2.8872599642% Peer11 1.6856406433% Peer6 1.8695652174% Peer5 2.8739339294% Peer2 2.1158132879% Peer5 3.8677240633% Peer10 1.1514757592% Peer8 2.4315272876% Peer6 3.4723069345% 4 5 Peer2 4.7035688107% Peer1 9.6816764161% Peer6 5.6603773585% MTB 4.9298632909% Peer6 1.9696969697% Peer10 .9146803896% Peer2 .9387343872% Peer4 2.5924312852% Peer4 1.4606409499% Peer4 2.845280965% Peer8 1.1035860792% Peer5 1.2106584623% Peer1 2.1320492831% 5 6 Peer9 3.7853918443% Peer6 7.9429735234% MTB 5.4987281788% Peer10 4.8995695313% Peer10 1.9162024251% Peer4 .5950165376% Peer4 .6739398168% Peer2 1.355674138% Peer6 .2735978112% Peer1 1.1983131847% Peer9 1.5676874661% Peer9 ..7564176098% Peer10 1.9803629229% 6 7 Peer4 3.5047734563% Peer3 6.2216256356% Peer10 5.3539757489% Peer1 2.1946776807% Peer2 1.7203851084% Peer1 .1436442818% Peer10 .3018086495% Peer10 -0.2611777545% Peer9 -0.3210889932% Peer10 .8941027951% Peer1 ..6562083157% Peer10 -0.1603400303% Peer4 1.8060493613% 7 8 Peer5 3.1875182551% Peer9 5.3005212238% Peer5 2.9217772956% Peer5 1.7745687705% Peer9 .5186413436% Peer3 -0.2133303944% Peer9 -1.410566272% Peer9 -0.6027886696% Peer11 -1.2697268952% Peer7 ..0193860391% Peer2 .5666481529% Peer6 .4149377593% Peer5 1.7562894467% 8 9 Peer6 1.867219917% Peer4 4.878395274% Peer9 1.9326486707% Peer9 1.3872036101% Peer4 -0.1379845039% Peer7 -0.6890206601% Peer7 -1.8290173425% Peer6 -1.747311828% Peer10 -1.4059735721% Peer3 -0.1611110449% MTB .2942508821% Peer7 -1.2679144244% Peer2 1.504098129% 9 10 Peer11 -0.4323345705% Peer10 4.5859750642% Peer2 1.773282913% Peer2 1.3765821476% MTB -1.2494873668% Peer9 -0.7030778962% Peer3 -5.2717008477% MTB -4.2295304596% Peer5 -1.4385476968% Peer6 -0.4092769441% Peer5 -0.7844219699% Peer2 -1.8938752222% MTB 1.3380140964% 10 11 Peer3 -1.4663218019% Peer2 2.5547722335% Peer4 -1.3744190939% Peer4 -0.3506320739% Peer7 -3.5577907455% Peer2 -2.4317360455% MTB -5.4815888494% Peer1 -4.3214868507% MTB -2.8565072912% Peer9 -0.4975279322% Peer6 -0.9589041096% Peer3 -3.1258018301% Peer3 1.4089326368% 11 12 Peer8 -0.57294886109092424 Peer5 -0.5415293126% Peer1 -0.12612185681353127 Peer7 -1.7634290946% Peer1 -0.13349191467476318 MTB -7.6017319509% Peer11 -0.1024925410261246 Peer3 -7.5169199341% Peer3 -4.4531709309% Peer11 -8.291378014% Peer7 -2.7123312567% MTB -3.1324551563% Peer9 .9433101894% 12 SNLTable Date Restate Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) Total Noninterest Expense (Reported Actual) 130509 130992 131166 132608 132672 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,138,296,000 ,696,628,000 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,104,080,000 ,686,375,000 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,137,532,000 ,666,221,000 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,124,284,000 ,665,359,000 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,129,581,000 ,667,660,000 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,080,994,000 ,690,234,000 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,118,866,000 ,743,072,000 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,154,377,000 ,658,626,000 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,132,272,000 ,590,959,000 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,102,388,000 ,630,864,000 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,140,018,000 ,626,146,000 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,118,938,000 ,616,027,000 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,062,849,000 ,620,241,000 100253 2012Q1 1 M&T Bank Corporation 100253 MTB 1,013,305,000 ,636,967,000 100253 2011Q4 1 M&T Bank Corporation 100253 MTB ,991,725,000 ,723,190,000 100253 2011Q3 1 M&T Bank Corporation 100253 MTB 1,001,565,000 ,636,016,000 100253 2011Q2 1 M&T Bank Corporation 100253 MTB ,943,937,000 ,539,899,000 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,866,590,000 ,495,276,000 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,867,617,000 ,468,503,000 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,874,319,000 ,480,133,000 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,869,333,000 ,476,068,000 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,846,097,000 ,489,362,000 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,869,186,000 ,472,187,000 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,854,773,000 ,486,046,000 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,358,000,000 1,462,000,000 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,309,000,000 1,417,000,000 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,357,000,000 1,373,000,000 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,303,000,000 1,388,000,000 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,301,000,000 1,441,000,000 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,272,000,000 1,368,000,000 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,311,000,000 1,443,000,000 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,322,000,000 1,478,000,000 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,438,000,000 1,494,000,000 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,400,000,000 1,435,000,000 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,496,000,000 1,462,000,000 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,447,000,000 1,500,000,000 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,430,000,000 1,415,000,000 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,316,000,000 1,384,000,000 100438 2011Q4 1 BB&T Corporation 100438 BBT 2,271,000,000 1,580,000,000 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,145,000,000 1,409,000,000 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,143,000,000 1,402,000,000 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,999,000,000 1,377,000,000 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,197,000,000 1,417,000,000 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,185,000,000 1,398,000,000 100438 2010Q2 1 BB&T Corporation 100438 BBT 2,180,000,000 1,462,000,000 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,161,000,000 1,324,000,000 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,267,000,000 1,352,000,000 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,146,000,000 1,305,000,000 100406 2015Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,866,000,000 2,366,000,000 100406 2015Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,731,000,000 2,349,000,000 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,763,000,000 2,539,000,000 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,715,000,000 2,357,000,000 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,728,000,000 2,328,000,000 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,665,000,000 2,264,000,000 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,971,000,000 2,514,000,000 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,773,000,000 2,394,000,000 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,891,000,000 2,405,000,000 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,924,000,000 2,368,000,000 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,866,000,000 2,724,000,000 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,910,000,000 2,615,000,000 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,548,000,000 2,596,000,000 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,663,000,000 2,310,000,000 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,527,000,000 2,691,000,000 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,465,000,000 2,132,000,000 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,517,000,000 2,131,000,000 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,575,000,000 2,107,000,000 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,679,000,000 2,338,000,000 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,485,000,000 2,062,000,000 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,784,000,000 2,022,000,000 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,748,000,000 2,000,000,000 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,773,000,000 2,054,000,000 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,793,000,000 2,191,000,000 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,988,000,000 2,682,000,000 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,852,000,000 2,665,000,000 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 4,989,000,000 2,804,000,000 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,937,000,000 2,614,000,000 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 4,919,000,000 2,553,000,000 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,753,000,000 2,544,000,000 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,832,000,000 2,682,000,000 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,838,000,000 2,565,000,000 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,886,000,000 2,557,000,000 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,813,000,000 2,470,000,000 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,053,000,000 2,606,000,000 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000,000 2,609,000,000 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,032,000,000 2,601,000,000 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,873,000,000 2,560,000,000 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 4,794,000,000 2,696,000,000 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,746,000,000 2,476,000,000 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,642,000,000 2,425,000,000 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,423,000,000 2,314,000,000 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,579,000,000 2,485,000,000 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,543,000,000 2,385,000,000 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,488,000,000 2,377,000,000 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,304,000,000 2,136,000,000 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,484,000,000 2,228,000,000 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,276,000,000 2,053,000,000 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 20,620,000,000 12,469,000,000 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 20,630,000,000 12,507,000,000 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 20,885,000,000 12,647,000,000 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 20,248,000,000 12,248,000,000 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 20,546,000,000 12,194,000,000 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 19,695,000,000 11,948,000,000 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,025,000,000 12,085,000,000 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 19,982,000,000 12,102,000,000 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,229,000,000 12,255,000,000 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,101,000,000 12,400,000,000 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 21,296,000,000 12,252,000,000 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,046,000,000 12,112,000,000 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,108,000,000 12,397,000,000 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,279,000,000 12,775,000,000 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,343,000,000 12,134,000,000 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 18,984,000,000 11,301,000,000 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 19,790,000,000 11,991,000,000 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,142,000,000 12,293,000,000 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,445,000,000 12,806,000,000 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,857,000,000 11,777,000,000 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,076,000,000 12,248,000,000 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,377,000,000 11,737,000,000 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,313,000,000 12,576,000,000 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,477,000,000 11,435,000,000 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,681,000,000 ,448,000,000 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,000,000 ,457,000,000 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,639,000,000 ,417,000,000 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,627,000,000 ,398,000,000 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,632,000,000 ,409,000,000 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,615,000,000 ,407,000,000 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,647,000,000 ,475,000,000 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,631,000,000 ,415,000,000 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,635,000,000 ,416,000,000 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,627,000,000 ,420,000,000 100206 2012Q4 1 Comerica Incorporated 100206 CMA NA ,422,000,000 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,624,000,000 ,423,000,000 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,636,000,000 ,437,000,000 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,642,000,000 ,446,000,000 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,000,000 ,441,000,000 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,610,000,000 ,427,000,000 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,583,000,000 ,404,000,000 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,593,000,000 ,415,000,000 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,617,000,000 ,437,000,000 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,590,000,000 ,402,000,000 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,615,000,000 ,397,000,000 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,605,000,000 ,404,000,000 100206 2009Q4 1 Comerica Incorporated 100206 CMA NA ,425,000,000 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,594,000,000 ,399,000,000 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,538,000,000 ,949,000,000 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,476,000,000 ,926,000,000 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,533,000,000 ,918,000,000 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,000,000 ,888,000,000 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,648,000,000 ,957,000,000 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,460,000,000 ,960,000,000 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,607,000,000 ,995,000,000 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,612,000,000 ,964,000,000 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,929,000,000 1,040,000,000 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,615,000,000 ,988,000,000 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,789,000,000 1,173,000,000 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,565,000,000 1,015,000,000 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,589,000,000 ,956,000,000 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,572,000,000 1,013,000,000 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,485,000,000 ,996,000,000 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,552,000,000 ,963,000,000 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,540,000,000 ,927,000,000 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,452,000,000 ,919,000,000 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,552,000,000 1,005,000,000 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,612,000,000 ,983,000,000 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,507,000,000 ,948,000,000 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,526,000,000 ,972,000,000 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,528,000,000 ,988,000,000 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,499,000,000 ,898,000,000 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,772,377,000 ,490,905,000 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,699,308,000 ,449,442,000 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,706,634,000 ,468,346,000 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,713,486,000 ,456,017,000 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,709,625,000 ,455,420,000 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,669,021,000 ,434,987,000 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,679,302,000 ,435,142,000 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,678,521,000 ,463,344,000 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,677,266,000 ,449,233,000 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,681,297,000 ,442,997,000 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,732,691,000 ,457,716,000 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,196,000 ,460,888,000 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,682,431,000 ,441,593,000 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,691,925,000 ,441,654,000 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,648,255,000 ,439,951,000 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,666,387,000 ,436,837,000 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,657,597,000 ,427,258,000 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,641,235,000 ,413,755,000 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,679,617,000 ,436,658,000 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,677,401,000 ,427,681,000 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,669,143,000 ,403,583,000 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,634,776,000 ,399,130,000 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,620,662,000 ,321,331,000 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,621,427,000 ,404,096,000 100334 2015Q2 1 KeyCorp 100334 KEY 1,062,000,000 ,715,000,000 100334 2015Q1 1 KeyCorp 100334 KEY ,979,000,000 ,675,000,000 100334 2014Q4 1 KeyCorp 100334 KEY 1,054,000,000 ,685,000,000 100334 2014Q3 1 KeyCorp 100334 KEY ,983,000,000 ,678,000,000 100334 2014Q2 1 KeyCorp 100334 KEY 1,001,000,000 ,689,000,000 100334 2014Q1 1 KeyCorp 100334 KEY ,974,000,000 ,662,000,000 100334 2013Q4 1 KeyCorp 100334 KEY 1,015,000,000 ,710,000,000 100334 2013Q3 1 KeyCorp 100334 KEY 1,020,000,000 ,691,000,000 100334 2013Q2 1 KeyCorp 100334 KEY ,989,000,000 ,685,000,000 100334 2013Q1 1 KeyCorp 100334 KEY 1,000,000,000 ,681,000,000 100334 2012Q4 1 KeyCorp 100334 KEY 1,038,000,000 ,704,000,000 100334 2012Q3 1 KeyCorp 100334 KEY 1,079,000,000 ,681,000,000 100334 2012Q2 1 KeyCorp 100334 KEY ,971,000,000 ,693,000,000 100334 2012Q1 1 KeyCorp 100334 KEY ,960,000,000 ,679,000,000 100334 2011Q4 0 KeyCorp 100334 KEY 1,003,000,000 ,717,000,000 100334 2011Q3 1 KeyCorp 100334 KEY ,998,000,000 ,692,000,000 100334 2011Q2 1 KeyCorp 100334 KEY ,999,000,000 ,680,000,000 100334 2011Q1 1 KeyCorp 100334 KEY 1,020,000,000 ,701,000,000 100334 2010Q4 1 KeyCorp 100334 KEY 1,121,000,000 ,744,000,000 100334 2010Q3 1 KeyCorp 100334 KEY 1,107,000,000 ,736,000,000 100334 2010Q2 1 KeyCorp 100334 KEY 1,094,000,000 ,769,000,000 100334 2010Q1 1 KeyCorp 100334 KEY 1,035,000,000 ,785,000,000 100334 2009Q4 1 KeyCorp 100334 KEY 1,018,000,000 ,871,000,000 100334 2009Q3 1 KeyCorp 100334 KEY ,979,000,000 ,901,000,000 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,314,000,000 ,859,000,000 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,280,000,000 ,840,000,000 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,282,000,000 ,859,000,000 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,311,000,000 ,819,000,000 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,292,000,000 ,827,000,000 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,271,000,000 ,811,000,000 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,358,000,000 ,883,000,000 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,292,000,000 ,884,000,000 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,297,000,000 ,884,000,000 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,284,000,000 ,842,000,000 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,339,000,000 ,860,000,000 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,337,000,000 ,869,000,000 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,318,000,000 ,840,000,000 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,339,000,000 ,913,000,000 100233 2011Q4 1 Regions Financial Corporation 100233 RF 1,349,000,000 1,108,000,000 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,364,000,000 ,850,000,000 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,375,000,000 ,879,000,000 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,353,000,000 ,932,000,000 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,450,000,000 ,990,000,000 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,347,000,000 ,909,000,000 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,362,000,000 ,891,000,000 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,325,000,000 ,984,000,000 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,664,000,000 1,207,000,000 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,613,000,000 1,199,000,000 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,027,000,000 1,312,000,000 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 1,939,000,000 1,280,000,000 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,010,000,000 1,276,000,000 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,004,000,000 1,259,000,000 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,062,000,000 1,335,000,000 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 1,996,000,000 1,353,000,000 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,026,000,000 1,361,000,000 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,951,000,000 1,410,000,000 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,069,000,000 1,381,000,000 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,082,000,000 1,361,000,000 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,260,000,000 1,473,000,000 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,872,000,000 1,726,000,000 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,200,000,000 1,544,000,000 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,169,000,000 1,545,000,000 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,998,000,000 1,753,000,000 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,164,000,000 1,559,000,000 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,139,000,000 1,539,000,000 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,068,000,000 1,461,000,000 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,221,000,000 1,551,000,000 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,215,134,000 1,494,055,000 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,073,158,000 1,462,049,000 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,868,054,000 1,346,243,000 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,942,000 1,510,766,000 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,865,817,000 1,428,847,000 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,555,322,000 ,403,450,000 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,536,054,000 ,397,461,000 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,561,840,000 ,422,666,000 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,546,351,000 ,438,536,000 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,533,594,000 ,406,027,000 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,985,000 ,398,063,000 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,548,928,000 ,414,840,000 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,542,033,000 ,370,663,000 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,558,966,000 ,411,396,000 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,543,320,000 ,397,348,000 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,837,000 ,407,014,000 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,560,394,000 ,394,975,000 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,556,691,000 ,401,656,000 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,549,642,000 ,392,372,000 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,569,049,000 ,424,990,000 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,586,647,000 ,409,003,000 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,553,711,000 ,416,241,000 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,541,366,000 ,408,330,000 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,531,993,000 ,442,801,000 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,564,577,000 ,456,044,000 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,541,789,000 ,430,355,000 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,596,082,000 ,389,126,000 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,616,355,000 ,443,353,000 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,653,187,000 ,434,707,000 SNLTable Date restate Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) Core EPS (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 130509 130992 131166 ,211,592 ,131,979 ,132,885 ,132,672 208768 248334 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,166,719 1.80467282270828 ,133,116,000 ,696,628 66,402,861 1.98 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,085,972 1.70430960029611 ,132,769,000 ,686,375 65,638,737 1.65 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,116,397 1.9750688132033201 ,132,278,000 ,666,221 65,008,834 1.92 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,101,610 1.9665379470222299 ,132,128,000 ,665,359 64,028,877 1.91 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,108,292 2.0456063215635099 ,131,828,000 ,667,660 63,206,647 1.98 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,058,393 1.68174362752738 ,131,126,000 ,690,234 62,888,306 1.61 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,094,073 1.64261173452084 ,130,464,000 ,743,072 62,687,833 1.56 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,135,420 2.1822679367800202 ,130,265,000 ,658,626 61,923,643 2.11 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,114,649 2.3791369534053399 ,129,017,000 ,590,959 63,030,296 2.5499999999999998 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,081,779 2.1390777589613301 ,128,636,000 ,630,864 63,805,786 1.98 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,120,385 2.3290095262196999 ,127,800,000 ,626,146 64,243,072 2.16 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,093,492 2.2965178388877501 ,126,292,000 ,616,027 62,216,896 2.17 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,034,615 1.9495414407869001 ,125,897,000 ,620,241 61,492,133 1.71 100253 2012Q1 1 M&T Bank Corporation 100253 MTB ,991,435 1.68488533316334 ,125,616,000 ,636,967 59,786,776 1.5 100253 2011Q4 1 M&T Bank Corporation 100253 MTB 1,023,132 1.0858068243977199 ,124,736,000 ,723,190 58,816,278 1.04 100253 2011Q3 1 M&T Bank Corporation 100253 MTB ,975,219 1.63193397744594 ,124,860,000 ,636,016 57,216,116 1.32 100253 2011Q2 1 M&T Bank Corporation 100253 MTB 1,004,476 1.93205704306159 ,122,796,000 ,539,899 57,218,997 2.42 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,845,972 1.5898661904786999 ,119,852,000 ,495,276 51,026,405 1.59 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,876,881 1.70236073767121 ,119,503,000 ,468,503 50,542,874 1.59 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,845,787 1.6327893703793801 ,119,155,000 ,480,133 49,239,950 1.48 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,844,983 1.6971531766101899 ,118,878,000 ,476,068 49,691,049 1.46 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,823,129 1.4158890354734699 ,118,256,000 ,489,362 50,129,558 1.1499999999999999 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,843,921 1.41163648197868 ,117,672,000 ,472,187 50,405,903 1.04 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,853,228 1.3011885612938301 ,117,547,064 ,486,046 50,755,088 0.97 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,327,179 0.825596916299559 ,734,527,000 1,462,000 ,120,844,075 0.62 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,299,308 0.67013729508196695 ,731,511,000 1,417,000 ,118,441,663 0.67 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,338,091 0.76497277676951003 ,730,652,000 1,373,000 ,118,410,599 0.75 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,286,348 0.83405273437500005 ,729,989,000 1,388,000 ,117,185,349 0.7 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,270,986 0.66570047169811297 ,728,452,000 1,441,000 ,117,932,746 0.57999999999999996 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,255,911 0.65100403225806502 ,724,283,000 1,368,000 ,114,886,145 0.68 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,341,771 0.73044692737430195 ,717,671,000 1,443,000 ,114,185,711 0.75 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,305,625 0.39139925373134299 ,716,101,000 1,478,000 ,113,786,321 0.37 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,435,311 0.77584186471663596 ,712,861,000 1,494,000 ,113,892,218 0.77 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,394,364 0.27598333333333303 ,711,020,000 1,435,000 ,112,221,164 0.28999999999999998 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,474,543 0.72732905138339898 ,710,190,000 1,462,000 ,112,585,516 0.71 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,417,929 0.72578891257995704 ,709,875,000 1,500,000 ,112,089,148 0.66 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,372,661 0.72204705882352904 ,708,454,000 1,415,000 ,108,948,574 0.72 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,256,169 0.62974361948955904 ,707,369,000 1,384,000 ,105,979,734 0.61 100438 2011Q4 1 BB&T Corporation 100438 BBT 1,950,798 0.47973785166240401 ,706,178,000 1,580,000 ,105,211,785 0.55000000000000004 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,014,202 0.57107650273223998 ,705,604,000 1,409,000 ,102,347,966 0.52 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,036,678 0.438351791530945 ,704,969,000 1,402,000 ,100,869,580 0.44 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,896,545 0.32938666666666699 ,704,101,000 1,377,000 99,933,713 0.32 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,075,021 0.22420673076923101 ,702,781,000 1,417,000 ,100,858,816 0.3 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,057,263 0.10235714285714299 ,701,535,000 1,398,000 99,569,296 0.3 100438 2010Q2 1 BB&T Corporation 100438 BBT 1,984,468 0.14164285714285699 ,701,322,000 1,462,000 99,824,302 0.3 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,027,798 0.30992553191489403 ,698,675,000 1,324,000 99,628,590 0.27 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,181,713 0.27488918918918898 ,696,038,000 1,352,000 ,101,054,587 0.27 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,053,365 0.235220394736842 ,672,457,000 1,305,000 ,101,521,050 0.23 100406 2015Q2 0 PNC Financial Services Group, Inc. 100406 PNC 3,852,876 NA ,525,000,000 2,366,000 ,202,117,756 1.88 100406 2015Q1 0 PNC Financial Services Group, Inc. 100406 PNC 3,683,861 NA ,529,000,000 2,349,000 ,201,594,037 1.75 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,946,056 1.61529867482161 ,532,000,000 2,539,000 ,201,616,754 1.84 1.4407402216732981 1.5668181818181821 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,838,555 1.67287539103233 ,537,000,000 2,357,000 ,197,599,857 1.79 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,816,225 1.78399497487437 ,539,000,000 2,328,000 ,197,657,914 1.85 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648 1.7286297049847399 ,539,000,000 2,264,000 ,194,842,033 1.82 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 4,067,239 1.7655714285714299 ,535,000,000 2,514,000 ,192,276,047 1.87 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,897,445 1.6314091869060201 ,534,000,000 2,394,000 ,189,452,987 1.77 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 4,001,299 1.80559389895138 ,531,000,000 2,405,000 ,186,124,499 1.98 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458 1.7625310119695301 ,528,000,000 2,368,000 ,182,778,961 1.74 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 4,016,788 1.2245945121951201 ,528,000,000 2,724,000 ,181,978,570 1.24 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 4,048,523 1.54364055299539 ,529,000,000 2,615,000 ,178,095,432 1.64 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,567,227 1.0126353166986599 ,530,000,000 2,596,000 ,176,381,865 0.98 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595 1.5716679841897201 ,529,000,000 2,310,000 ,172,238,423 1.44 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,523,240 0.87582399103138997 ,526,000,000 2,691,000 ,154,878,417 0.85 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,497,375 1.5041268382352899 ,526,000,000 2,132,000 ,150,114,686 1.55 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,560,538 1.67313125 ,527,000,000 2,131,000 ,145,828,190 1.67 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213 1.51525907990315 ,526,000,000 2,107,000 ,144,734,365 1.57 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,891,758 1.23136882129278 ,526,000,000 2,338,000 ,145,820,560 1.5 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,541,473 1.4205303587856499 ,526,000,000 2,062,000 ,144,955,006 2.0699999999999998 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,881,387 1.26340540540541 ,527,000,000 2,022,000 ,149,084,081 1.47 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094 1.2514000000000001 ,500,327,000 2,000,000 ,151,989,199 0.66 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 5,083,671 0.89290518962075804 ,462,000,000 2,054,000 ,152,528,086 2.17 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,997,100 0.94989130434782598 ,460,929,000 2,191,000 ,155,847,654 1 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,990,000 0.80787579393083997 1,779,000,000 2,682,000 ,243,515,000 0.8 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,853,000 0.76832380952380996 1,789,000,000 2,665,000 ,240,142,000 0.76 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 5,115,000 0.75600774647887303 1,796,000,000 2,804,000 ,242,637,000 0.79 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,935,000 0.79115871886121003 1,807,000,000 2,614,000 ,240,282,000 0.78 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 5,135,000 0.78442747021723902 1,821,000,000 2,553,000 ,238,433,000 0.78 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,751,000 0.73745905334335105 1,828,000,000 2,544,000 ,232,706,000 0.73 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,844,000 0.77135349172066203 1,832,000,000 2,682,000 ,229,385,000 0.76 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,850,000 0.80109428571428598 1,843,000,000 2,565,000 ,225,336,000 0.76 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,898,000 0.80319288256227805 1,853,000,000 2,557,000 ,221,734,000 0.76 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,820,000 0.77020913107511002 1,867,000,000 2,470,000 ,216,814,000 0.73 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,063,000 0.79362787249814704 1,880,000,000 2,606,000 ,217,625,000 0.72 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000 0.78474786324786305 1,897,000,000 2,609,000 ,212,130,000 0.74 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,034,000 0.760069516728624 1,898,000,000 2,601,000 ,209,515,000 0.71 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,883,000 0.71126887159533103 1,910,000,000 2,560,000 ,204,757,000 0.67 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 5,036,000 0.64011415525114101 1,911,000,000 2,696,000 ,202,556,000 0.69 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,737,000 0.67911398544866597 1,922,000,000 2,476,000 ,197,378,000 0.64 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,630,000 0.64007712082262203 1,929,000,000 2,425,000 ,192,021,000 0.6 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,456,000 0.54027118644067795 1,928,000,000 2,314,000 ,189,845,000 0.52 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,678,000 0.49927444794952702 1,922,000,000 2,485,000 ,188,614,000 0.49 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,490,000 0.49047933409873701 1,920,000,000 2,385,000 ,185,794,000 0.45 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,453,000 0.49531322505800501 1,921,000,000 2,377,000 ,182,430,000 0.45 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,295,000 0.38782561728395099 1,919,000,000 2,136,000 ,182,021,000 0.34 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,467,000 0.389094827586207 1,917,000,000 2,228,000 ,189,676,000 0.3 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,275,000 0.35583190394511099 1,917,000,000 2,053,000 ,177,921,000 0.3 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 21,223,000 0.92999608428118596 5,220,500,000 12,469,000 ,873,443,000 1.03 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 21,083,000 0.944550814869072 5,243,600,000 12,507,000 ,845,292,000 1.04 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 21,316,000 0.935530657748049 5,279,200,000 12,647,000 ,845,419,000 1.02 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 21,054,000 0.85906897189349096 5,310,400,000 12,248,000 ,824,327,000 1.02 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 21,023,000 0.93588864306784703 5,350,800,000 12,194,000 ,814,648,000 1.01 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 20,560,000 0.90271535580524398 5,353,300,000 11,948,000 ,810,896,000 1.05 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,739,000 0.90333395418141205 5,358,600,000 12,085,000 ,808,590,000 1 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 20,469,000 0.91042016174534501 5,381,700,000 12,102,000 ,793,121,000 0.99 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,535,000 0.945452769347496 5,384,600,000 12,255,000 ,782,514,000 0.98 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,214,000 0.89169661326302996 5,353,500,000 12,400,000 ,779,484,000 0.92 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 22,088,000 0.87024253654519301 5,338,700,000 12,252,000 ,777,575,000 0.91 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,170,000 0.84239898240406996 5,355,600,000 12,112,000 ,765,245,000 0.88 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,286,000 0.77965182829888702 5,369,900,000 12,397,000 ,756,879,000 0.82 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,590,000 0.71972588264545001 5,337,800,000 12,775,000 ,747,669,000 0.75 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,599,000 0.729399176954732 5,317,600,000 12,134,000 ,750,259,000 0.73 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 19,278,000 0.67101224277155502 5,319,200,000 11,301,000 ,740,067,000 0.72 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 20,408,000 0.66304721030042901 5,331,700,000 11,991,000 ,731,028,000 0.7 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,413,000 0.69054103641456599 5,333,100,000 12,293,000 ,729,172,000 0.67 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,739,000 0.65458926361386105 5,293,800,000 12,806,000 ,735,245,000 0.61 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,950,000 0.64044761904761904 5,273,200,000 11,777,000 ,732,500,000 0.6 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,246,000 0.55649756775538595 5,260,800,000 12,248,000 ,745,081,000 0.55000000000000004 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,386,000 0.47804911467116401 5,225,200,000 11,737,000 ,756,307,000 0.45 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,519,000 0.40899492385786801 4,796,100,000 12,576,000 ,758,254,000 0.08 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,400,000 0.57868790291998495 4,706,400,000 11,435,000 ,775,924,000 0.56000000000000005 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,683,020 0.73 ,182,422,373 ,448,000 49,122,655 0.73 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,786 0.74078409090909103 ,182,270,161 ,457,000 48,471,589 0.73 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,644,148 0.8 ,183,727,722 ,417,000 47,998,777 0.8 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,628,860 0.81298684210526295 ,185,401,000 ,398,000 47,115,085 0.82 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,639,366 0.78953020134228202 ,186,108,000 ,409,000 47,290,404 0.8 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,616,945 0.72307299270073 ,186,701,477 ,407,000 45,894,574 0.73 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,636,945 0.616495652173913 ,186,165,508 ,475,000 44,871,570 0.62 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,625,566 0.75202758620689703 ,187,103,814 ,415,000 43,547,157 0.78 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,621,412 0.76 ,186,997,834 ,416,000 44,846,001 0.76 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,614,468 0.69655303030302995 ,187,442,061 ,420,000 44,449,518 0.7 100206 2012Q4 1 Comerica Incorporated 100206 CMA ,627,132 0.68690625000000005 ,187,953,734 ,422,000 45,427,405 0.68 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,628,759 0.70305655172413795 ,191,492,428 ,423,000 43,546,554 0.61 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,642,352 0.73076624113475197 ,194,487,468 ,437,000 43,325,186 0.73 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,645,318 0.64746511627907 ,196,020,677 ,446,000 42,307,401 0.66 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,202 0.61794694736842104 ,196,728,883 ,441,000 41,952,489 0.48 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,607,954 0.58179958762886597 ,191,634,000 ,427,000 40,458,728 0.51 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,585,499 0.511940947368421 ,177,602,000 ,404,000 38,386,431 0.53 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,595,684 0.53738147058823504 ,178,425,000 ,415,000 38,328,241 0.56999999999999995 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,615,688 0.51919915789473703 ,178,266,000 ,437,000 39,333,895 0.53 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,586,979 0.33007271186440701 ,177,686,000 ,402,000 39,321,566 0.33 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,612,934 0.38640521739130401 ,178,432,000 ,397,000 39,633,420 0.39 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,599,103 2.2112394366197202E-2 ,155,155,000 ,404,000 39,856,818 -0.46 100206 2009Q4 1 Comerica Incorporated 100206 CMA ,582,169 NA ,149,445,000 ,425,000 41,174,712 -0.42 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,584,618 -0.53054374999999998 ,149,431,000 ,399,000 42,616,806 -0.1 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,438,576 0.44358477508650501 ,812,842,540 ,949,000 91,410,391 0.36 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,474,320 0.41761224489795901 ,818,672,259 ,926,000 89,944,310 0.42 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,524,064 0.42843854748603299 ,827,831,317 ,918,000 88,762,396 0.43 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,271 0.38844000000000001 ,838,324,420 ,888,000 89,210,404 0.39 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,633,237 0.49773058252427199 ,848,245,111 ,957,000 89,026,131 0.49 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,450,957 0.35423529411764698 ,857,923,596 ,960,000 88,221,964 0.36 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,602,885 0.43113157894736798 ,877,510,663 ,995,000 87,031,411 0.43 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,608,345 0.46634569377990398 ,888,111,269 ,964,000 85,554,401 0.47 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,933,240 0.639923339011925 ,900,625,454 1,040,000 85,297,060 0.65 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,614,733 0.45385202863961799 ,913,163,262 ,988,000 83,893,578 0.46 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,779,800 0.43538860759493703 ,925,585,306 1,173,000 83,927,899 0.43 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,568,558 0.368684210526316 ,944,820,608 1,015,000 81,133,797 0.38 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,569,710 0.40068062827225098 ,954,622,463 ,956,000 80,342,306 0.4 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,660,968 0.35978971962616801 ,957,415,527 1,013,000 79,986,887 0.45 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,465,403 0.34375 ,956,348,893 ,996,000 78,762,978 0.33 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,523,742 0.38426315789473697 ,955,490,439 ,963,000 76,776,381 0.4 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,514,761 0.35 ,955,477,616 ,927,000 75,353,008 0.35 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,451,505 0.289556962025317 ,894,841,321 ,919,000 74,659,916 0.1 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,538,057 0.307958955223881 ,836,224,575 1,005,000 74,487,498 0.33 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,738,000 0.120557471264368 ,797,492,107 ,983,000 72,814,812 0.22 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,490,267 0.16241860465116301 ,802,254,845 ,948,000 72,538,750 0.16 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,511,840 -9.1624999999999998E-2 ,790,472,577 ,972,000 73,621,534 -0.09 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,530,217 -0.206290322580645 ,790,441,911 ,988,000 73,029,622 -0.2 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,705,202 -0.389240506329114 ,790,334,226 ,898,000 74,736,100 -0.2 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,773,911 0.23903685759517199 ,820,238,000 ,490,905 48,143,276 0.23 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,701,454 0.20060415861776301 ,823,809,000 ,449,442 47,080,917 0.19 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,708,420 0.21462721087561301 ,825,338,000 ,468,346 47,040,951 0.19 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,711,656 0.20580923754862199 ,829,623,000 ,456,017 46,083,614 0.18 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,712,577 0.197729483709529 ,834,687,000 ,455,420 45,438,539 0.19 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,668,616 0.183246800161497 ,842,677,000 ,434,987 43,716,092 0.17 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,676,695 0.19245561125646601 ,842,324,000 ,435,142 42,464,310 0.18 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,672,706 0.19459117803697601 ,841,025,000 ,463,344 41,880,862 0.2 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,676,165 0.178322135451259 ,843,840,000 ,449,233 40,997,947 0.17 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,677,842 0.17823535484226199 ,848,708,000 ,442,997 40,528,250 0.17 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,730,239 0.18805721400976999 ,853,306,000 ,457,716 39,952,010 0.18 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,318 0.19561257697892201 ,863,588,000 ,460,888 39,464,259 0.19 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,681,658 0.180926742305938 ,867,551,000 ,441,593 39,090,074 0.17 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,702,610 0.18858725666398099 ,869,164,000 ,441,654 39,756,268 0.17 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,645,981 0.15302303722042701 ,868,156,000 ,439,951 37,944,252 0.14000000000000001 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,667,324 0.17129532456812699 ,867,633,000 ,436,837 37,978,342 0.16 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,658,067 0.16893802364449301 ,867,469,000 ,427,258 38,046,605 0.16 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,642,905 0.163265539863402 ,867,237,000 ,413,755 37,100,806 0.14000000000000001 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,673,811 0.134487559393041 ,760,582,000 ,436,658 36,837,444 0.05 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,671,766 0.114047389119816 ,719,567,000 ,427,681 36,146,283 0.1 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,671,908 4.5110145826869397E-2 ,719,387,000 ,403,583 35,556,001 0.03 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,630,073 1.9503853564547199E-2 ,718,593,000 ,399,130 35,440,494 0.01 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,613,665 -0.54256311798984902 ,715,336,000 ,321,331 35,288,371 -0.56000000000000005 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,585,377 -0.30853960586040902 ,589,708,000 ,404,096 36,253,849 -0.33 100334 2015Q2 1 KeyCorp 100334 KEY 1,069,163 0.26009227467811202 ,846,312,000 ,715,000 59,426,694 0.27 100334 2015Q1 1 KeyCorp 100334 KEY 1,005,877 0.23188105726872199 ,857,122,000 ,675,000 59,363,509 0.26 100334 2014Q4 1 KeyCorp 100334 KEY 1,065,863 0.28175 ,886,186,000 ,685,000 58,852,969 0.28000000000000003 100334 2014Q3 1 KeyCorp 100334 KEY ,987,927 0.245 ,874,122,000 ,678,000 57,712,098 0.21 100334 2014Q2 1 KeyCorp 100334 KEY 1,023,296 0.24790654205607501 ,902,137,000 ,689,000 58,945,099 0.24 100334 2014Q1 1 KeyCorp 100334 KEY ,998,204 0.239838983050848 ,891,890,000 ,662,000 58,931,039 0.26 100334 2013Q4 1 KeyCorp 100334 KEY 1,033,234 0.243973214285714 ,897,712,000 ,710,000 58,066,877 0.25 100334 2013Q3 1 KeyCorp 100334 KEY 1,030,793 0.25925563909774402 ,908,253,000 ,691,000 57,429,957 0.28999999999999998 100334 2013Q2 1 KeyCorp 100334 KEY 1,001,096 0.22022222222222201 ,918,628,000 ,685,000 57,176,480 0.22 100334 2013Q1 1 KeyCorp 100334 KEY 1,001,826 0.20303517587939701 ,926,051,000 ,681,000 56,717,639 0.21 100334 2012Q4 1 KeyCorp 100334 KEY 1,064,969 0.22471065989847699 ,930,382,000 ,704,000 57,080,492 0.21 100334 2012Q3 1 KeyCorp 100334 KEY 1,117,865 0.240693925233645 ,940,764,000 ,681,000 55,792,839 0.23 100334 2012Q2 1 KeyCorp 100334 KEY 1,017,408 0.20472727272727301 ,948,087,000 ,693,000 54,121,157 0.24 100334 2012Q1 1 KeyCorp 100334 KEY 1,018,526 0.17824742268041199 ,953,971,000 ,679,000 53,906,744 0.2 100334 2011Q4 0 KeyCorp 100334 KEY ,966,192 0.229329896907217 ,951,684,000 ,717,000 54,279,884 0.2 100334 2011Q3 1 KeyCorp 100334 KEY 1,031,950 0.21434433962264199 ,950,686,000 ,692,000 52,934,561 0.22 100334 2011Q2 1 KeyCorp 100334 KEY 1,020,407 0.24321581196581199 ,952,133,000 ,680,000 52,761,952 0.25 100334 2011Q1 1 KeyCorp 100334 KEY 1,044,709 0.22283815028901699 ,887,836,000 ,701,000 53,373,654 0.19 100334 2010Q4 1 KeyCorp 100334 KEY 1,132,557 0.30612186379928302 ,900,263,000 ,744,000 54,870,465 0.32 100334 2010Q3 1 KeyCorp 100334 KEY 1,117,492 0.16140449438202301 ,874,433,000 ,736,000 55,912,144 0.2 100334 2010Q2 1 KeyCorp 100334 KEY 1,089,793 4.3706896551724099E-2 ,874,664,000 ,769,000 57,581,663 0.03 100334 2010Q1 1 KeyCorp 100334 KEY 1,045,222 -0.16041666666666701 ,874,386,000 ,785,000 59,363,640 -0.11 100334 2009Q4 1 KeyCorp 100334 KEY 1,072,962 -0.392433962264151 ,873,268,000 ,871,000 59,601,452 -0.3 100334 2009Q3 1 KeyCorp 100334 KEY ,856,800 -0.49121004566210003 ,839,906,000 ,901,000 63,115,286 -0.52 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,389,998 0.19874572490706299 1,346,000,000 ,859,000 79,034,316 0.2 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,265,799 0.19594422018348601 1,358,000,000 ,840,000 77,145,133 0.16 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,270,913 0.20620574999999999 1,377,000,000 ,859,000 76,204,322 0.15 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,320,823 0.22385806666666699 1,389,000,000 ,819,000 75,429,217 0.22 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,307,961 0.20933718749999999 1,390,000,000 ,827,000 75,284,366 0.21 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,306,642 0.21923322475570001 1,390,000,000 ,811,000 74,424,568 0.22 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,366,677 0.20637223744292199 1,395,000,000 ,883,000 73,276,709 0.16 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,326,738 0.19371929824561401 1,405,000,000 ,884,000 74,351,735 0.2 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,317,932 0.18323722007721999 1,418,000,000 ,884,000 73,354,267 0.18 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,296,242 0.22801932721712501 1,423,000,000 ,842,000 72,187,129 0.23 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,354,935 0.21200137931034499 1,423,000,000 ,860,000 72,076,349 0.18 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,352,658 0.22385790697674399 1,423,000,000 ,869,000 73,196,872 0.21 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,359,640 0.198443661971831 1,418,000,000 ,840,000 73,910,976 0.2 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,337,107 0.148485586206897 1,283,000,000 ,913,000 74,189,689 0.11 100233 2011Q4 1 Regions Financial Corporation 100233 RF ,577,988 4.1887574750830603E-2 1,259,000,000 1,108,000 74,944,428 -0.48 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,567,518 8.5358415841584198E-2 1,261,000,000 ,850,000 76,556,832 0.08 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,516,021 5.5802181818181799E-2 1,260,000,000 ,879,000 78,120,946 0.04 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,596,359 -2.19894117647059E-2 1,259,000,000 ,932,000 78,251,328 0.01 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,697,281 -0.15337999999999999 1,259,000,000 ,990,000 79,679,005 0.03 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,559,054 -0.16222961722488 1,257,000,000 ,909,000 81,234,565 -0.17 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,585,873 -0.124935164179105 1,200,000,000 ,891,000 82,759,680 -0.28000000000000003 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,537,206 -0.23223694117647101 1,194,000,000 ,984,000 84,989,721 -0.21 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,597,816 -0.43303965346534701 1,191,000,000 1,207,000 87,559,897 -0.51 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,550,841 -0.32961665903890203 1,189,000,000 1,199,000 90,127,259 -0.37 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,076,810 0.89485974304068505 ,522,479,000 1,312,000 ,130,721,112 0.89 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 2,024,313 0.76263503649635001 ,526,837,000 1,280,000 ,130,542,130 0.78 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,061,447 0.91809523809523796 ,527,959,000 1,276,000 ,131,201,796 0.72 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,051,764 1.07958081705151 ,533,230,000 1,259,000 ,130,212,244 1.06 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,213,940 0.808093023255814 ,535,486,000 1,335,000 ,127,767,817 0.72 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 2,050,601 0.72368447837150096 ,536,992,000 1,353,000 ,127,167,703 0.73 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,076,774 0.772983050847458 ,537,921,000 1,361,000 ,125,850,649 0.77 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,924,039 0.78683798882681599 ,538,850,000 1,410,000 ,122,302,473 0.33 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,110,827 0.68167671232876703 ,539,763,000 1,381,000 ,119,940,497 0.68 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,131,501 0.62370000000000003 ,539,862,000 1,361,000 ,118,714,778 0.63 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,302,331 0.68658571428571402 ,539,618,000 1,473,000 ,119,339,823 0.65 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,889,726 -0.359594746716698 ,538,699,000 1,726,000 ,119,604,893 1.98 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,192,675 0.492685185185185 ,537,495,000 1,544,000 ,122,310,098 0.5 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,165,211 0.43268163265306098 ,536,407,000 1,545,000 ,120,364,615 0.46 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,980,024 2.38028169014085E-3 ,535,717,000 1,753,000 ,120,066,728 0.13 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,148,931 0.40266113744075799 ,535,395,000 1,559,000 ,114,899,515 0.39 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,121,780 0.30344827586206902 ,535,416,000 1,539,000 ,112,231,935 0.33 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,049,980 0.14852631578947401 ,503,503,000 1,461,000 ,112,118,990 0.08 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,202,645 0.12861842105263199 ,499,423,000 1,551,000 ,113,000,595 0.23 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,194,822 8.8174905396855699E-2 ,498,802,000 1,494,055 ,111,968,548 0.17 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,038,494 -0.17109804131244499 ,498,499,000 1,462,049 ,109,769,417 -0.11 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,872,088 -0.44966734152471399 ,498,238,000 1,346,243 ,110,803,448 -0.46 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,293 -0.72515156878112896 ,498,082,000 1,510,766 ,110,554,844 -0.64 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,835,088 -0.80866173132808705 ,497,070,000 1,428,847 ,113,463,938 -0.76 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,560,042 0.78279090909090898 ,202,887,762 ,403,450 39,414,609 -0.01 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,539,433 0.36758671076927202 ,202,944,209 ,397,461 39,560,101 0.37 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,575,872 0.34495259208220402 ,203,277,500 ,422,666 39,459,353 0.33 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,547,246 0.45298823410466699 ,197,271,076 ,438,536 39,129,518 0.4 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,537,920 0.54326806392956295 ,185,286,329 ,406,027 38,954,456 0.56000000000000005 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,773 0.308853392833705 ,185,122,844 ,398,063 38,461,183 0.41 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,551,723 0.489004492151354 ,184,208,544 ,414,840 38,297,074 -0.32 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,547,363 0.47606155254712501 ,184,742,414 ,370,663 37,475,207 1.1200000000000001 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,561,024 0.46619842917757498 ,184,061,623 ,411,396 37,374,033 0.3 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,546,353 0.50756940355962099 ,183,655,129 ,397,348 36,920,638 0.48 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,748 0.45686448532509499 ,183,456,109 ,407,014 36,769,160 0.19 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,565,048 0.34442444080742002 ,183,382,650 ,394,975 36,335,786 0.34 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,553,753 0.320994295028525 ,183,136,631 ,401,656 35,988,399 0.3 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,553,813 0.15654909961159699 ,182,963,828 ,392,372 35,674,268 0.14000000000000001 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,562,346 0.28768662764520497 ,182,823,190 ,424,990 36,206,223 0.24 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,575,378 0.349242691628942 ,182,857,702 ,409,003 35,682,418 0.35 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,538,891 0.21030098491631699 ,182,728,185 ,416,241 35,682,547 0.16 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,542,494 4.1503352068802103E-2 ,181,997,687 ,408,330 35,289,481 0.08 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,511,535 -0.55380452818555204 ,178,097,851 ,442,801 35,387,601 -0.62 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,539,915 -0.43659670183548899 ,172,864,619 ,456,044 36,101,326 -0.47 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,502,955 -0.75656402520188104 ,161,810,017 ,430,355 36,510,427 -0.84 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,565,994 -0.39978594792015798 ,151,073,384 ,389,126 37,504,449 -0.56999999999999995 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,598,132 -0.99837161863532797 ,139,858,788 ,443,353 38,728,078 -1.26 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,771,387 -1.84987183857488 ,127,581,404 ,434,707 39,895,948 -1.43 SNLTable Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) EPS after Extra (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 130509 130992 131166 ,211,592 ,248,334 ,132,885 ,132,672 208768 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,166,719,000 1.98 ,133,116,000 ,696,628,000 66,402,861,000 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,085,972,000 1.65 ,132,769,000 ,686,375,000 65,638,737,000 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,116,397,000 1.92 ,132,278,000 ,666,221,000 65,008,834,000 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,101,610,000 1.91 ,132,128,000 ,665,359,000 64,028,877,000 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,108,292,000 1.98 ,131,828,000 ,667,660,000 63,206,647,000 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,058,393,000 1.61 ,131,126,000 ,690,234,000 62,888,306,000 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,094,073,000 1.56 ,130,464,000 ,743,072,000 62,687,833,000 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,135,420,000 2.11 ,130,265,000 ,658,626,000 61,923,643,000 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,114,649,000 2.5499999999999998 ,129,017,000 ,590,959,000 63,030,296,000 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,081,779,000 1.98 ,128,636,000 ,630,864,000 63,805,786,000 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,120,385,000 2.16 ,127,800,000 ,626,146,000 64,243,072,000 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,093,492,000 2.17 ,126,292,000 ,616,027,000 62,216,896,000 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,034,615,000 1.71 ,125,897,000 ,620,241,000 61,492,133,000 100253 2012Q1 1 M&T Bank Corporation 100253 MTB ,991,435,000 1.5 ,125,616,000 ,636,967,000 59,786,776,000 100253 2011Q4 1 M&T Bank Corporation 100253 MTB 1,023,132,000 1.04 ,124,736,000 ,723,190,000 58,816,278,000 100253 2011Q3 1 M&T Bank Corporation 100253 MTB ,975,219,000 1.32 ,124,860,000 ,636,016,000 57,216,116,000 100253 2011Q2 1 M&T Bank Corporation 100253 MTB 1,004,476,000 2.42 ,122,796,000 ,539,899,000 57,218,997,000 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,845,972,000 1.59 ,119,852,000 ,495,276,000 51,026,405,000 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,876,881,000 1.59 ,119,503,000 ,468,503,000 50,542,874,000 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,845,787,000 1.48 ,119,155,000 ,480,133,000 49,239,950,000 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,844,983,000 1.46 ,118,878,000 ,476,068,000 49,691,049,000 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,823,129,000 1.1499999999999999 ,118,256,000 ,489,362,000 50,129,558,000 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,843,921,000 1.04 ,117,672,000 ,472,187,000 50,405,903,000 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,853,228,000 0.97 ,117,547,064 ,486,046,000 50,755,088,000 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,327,179,000 0.62 ,734,527,000 1,462,000,000 ,120,844,075,000 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,299,308,000 0.67 ,731,511,000 1,417,000,000 ,118,441,663,000 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,338,091,000 0.75 ,730,652,000 1,373,000,000 ,118,410,599,000 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,286,348,000 0.7 ,729,989,000 1,388,000,000 ,117,185,349,000 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,270,986,000 0.57999999999999996 ,728,452,000 1,441,000,000 ,117,932,746,000 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,255,911,000 0.68 ,724,283,000 1,368,000,000 ,114,886,145,000 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,341,771,000 0.75 ,717,671,000 1,443,000,000 ,114,185,711,000 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,305,625,000 0.37 ,716,101,000 1,478,000,000 ,113,786,321,000 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,435,311,000 0.77 ,712,861,000 1,494,000,000 ,113,892,218,000 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,394,364,000 0.28999999999999998 ,711,020,000 1,435,000,000 ,112,221,164,000 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,474,543,000 0.71 ,710,190,000 1,462,000,000 ,112,585,516,000 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,417,929,000 0.66 ,709,875,000 1,500,000,000 ,112,089,148,000 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,372,661,000 0.72 ,708,454,000 1,415,000,000 ,108,948,574,000 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,256,169,000 0.61 ,707,369,000 1,384,000,000 ,105,979,734,000 100438 2011Q4 1 BB&T Corporation 100438 BBT 1,950,798,000 0.55000000000000004 ,706,178,000 1,580,000,000 ,105,211,785,000 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,014,202,000 0.52 ,705,604,000 1,409,000,000 ,102,347,966,000 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,036,678,000 0.44 ,704,969,000 1,402,000,000 ,100,869,580,000 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,896,545,000 0.32 ,704,101,000 1,377,000,000 99,933,713,000 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,075,021,000 0.3 ,702,781,000 1,417,000,000 ,100,858,816,000 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,057,263,000 0.3 ,701,535,000 1,398,000,000 99,569,296,000 100438 2010Q2 1 BB&T Corporation 100438 BBT 1,984,468,000 0.3 ,701,322,000 1,462,000,000 99,824,302,000 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,027,798,000 0.27 ,698,675,000 1,324,000,000 99,628,590,000 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,181,713,000 0.27 ,696,038,000 1,352,000,000 ,101,054,587,000 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,053,365,000 0.23 ,672,457,000 1,305,000,000 ,101,521,050,000 100406 2015Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,852,876,000 1.88 ,525,000,000 2,366,000,000 ,202,117,756,000 100406 2015Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,683,861,000 1.75 ,529,000,000 2,349,000,000 ,201,594,037,000 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,946,056,000 1.84 ,532,000,000 2,539,000,000 ,201,616,754,000 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,838,555,000 1.79 ,537,000,000 2,357,000,000 ,197,599,857,000 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,816,225,000 1.85 ,539,000,000 2,328,000,000 ,197,657,914,000 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648,000 1.82 ,539,000,000 2,264,000,000 ,194,842,033,000 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 4,067,239,000 1.87 ,535,000,000 2,514,000,000 ,192,276,047,000 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,897,445,000 1.77 ,534,000,000 2,394,000,000 ,189,452,987,000 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 4,001,299,000 1.98 ,531,000,000 2,405,000,000 ,186,124,499,000 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458,000 1.74 ,528,000,000 2,368,000,000 ,182,778,961,000 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 4,016,788,000 1.24 ,528,000,000 2,724,000,000 ,181,978,570,000 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 4,048,523,000 1.64 ,529,000,000 2,615,000,000 ,178,095,432,000 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,567,227,000 0.98 ,530,000,000 2,596,000,000 ,176,381,865,000 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595,000 1.44 ,529,000,000 2,310,000,000 ,172,238,423,000 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,523,240,000 0.85 ,526,000,000 2,691,000,000 ,154,878,417,000 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,497,375,000 1.55 ,526,000,000 2,132,000,000 ,150,114,686,000 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,560,538,000 1.67 ,527,000,000 2,131,000,000 ,145,828,190,000 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213,000 1.57 ,526,000,000 2,107,000,000 ,144,734,365,000 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,891,758,000 1.5 ,526,000,000 2,338,000,000 ,145,820,560,000 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,541,473,000 2.0699999999999998 ,526,000,000 2,062,000,000 ,144,955,006,000 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,881,387,000 1.47 ,527,000,000 2,022,000,000 ,149,084,081,000 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094,000 0.66 ,500,327,000 2,000,000,000 ,151,989,199,000 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 5,083,671,000 2.17 ,462,000,000 2,054,000,000 ,152,528,086,000 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,997,100,000 1 ,460,929,000 2,191,000,000 ,155,847,654,000 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,990,000,000 0.8 1,779,000,000 2,682,000,000 ,243,515,000,000 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,853,000,000 0.76 1,789,000,000 2,665,000,000 ,240,142,000,000 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 5,115,000,000 0.79 1,796,000,000 2,804,000,000 ,242,637,000,000 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,935,000,000 0.78 1,807,000,000 2,614,000,000 ,240,282,000,000 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 5,135,000,000 0.78 1,821,000,000 2,553,000,000 ,238,433,000,000 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,751,000,000 0.73 1,828,000,000 2,544,000,000 ,232,706,000,000 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,844,000,000 0.76 1,832,000,000 2,682,000,000 ,229,385,000,000 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,850,000,000 0.76 1,843,000,000 2,565,000,000 ,225,336,000,000 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,898,000,000 0.76 1,853,000,000 2,557,000,000 ,221,734,000,000 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,820,000,000 0.73 1,867,000,000 2,470,000,000 ,216,814,000,000 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,063,000,000 0.72 1,880,000,000 2,606,000,000 ,217,625,000,000 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000,000 0.74 1,897,000,000 2,609,000,000 ,212,130,000,000 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,034,000,000 0.71 1,898,000,000 2,601,000,000 ,209,515,000,000 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,883,000,000 0.67 1,910,000,000 2,560,000,000 ,204,757,000,000 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 5,036,000,000 0.69 1,911,000,000 2,696,000,000 ,202,556,000,000 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,737,000,000 0.64 1,922,000,000 2,476,000,000 ,197,378,000,000 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,630,000,000 0.6 1,929,000,000 2,425,000,000 ,192,021,000,000 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,456,000,000 0.52 1,928,000,000 2,314,000,000 ,189,845,000,000 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,678,000,000 0.49 1,922,000,000 2,485,000,000 ,188,614,000,000 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,490,000,000 0.45 1,920,000,000 2,385,000,000 ,185,794,000,000 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,453,000,000 0.45 1,921,000,000 2,377,000,000 ,182,430,000,000 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,295,000,000 0.34 1,919,000,000 2,136,000,000 ,182,021,000,000 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,467,000,000 0.3 1,917,000,000 2,228,000,000 ,189,676,000,000 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,275,000,000 0.3 1,917,000,000 2,053,000,000 ,177,921,000,000 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 21,223,000,000 1.03 5,220,500,000 12,469,000,000 ,873,443,000,000 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 21,083,000,000 1.04 5,243,600,000 12,507,000,000 ,845,292,000,000 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 21,316,000,000 1.02 5,279,200,000 12,647,000,000 ,845,419,000,000 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 21,054,000,000 1.02 5,310,400,000 12,248,000,000 ,824,327,000,000 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 21,023,000,000 1.01 5,350,800,000 12,194,000,000 ,814,648,000,000 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 20,560,000,000 1.05 5,353,300,000 11,948,000,000 ,810,896,000,000 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,739,000,000 1 5,358,600,000 12,085,000,000 ,808,590,000,000 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 20,469,000,000 0.99 5,381,700,000 12,102,000,000 ,793,121,000,000 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,535,000,000 0.98 5,384,600,000 12,255,000,000 ,782,514,000,000 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,214,000,000 0.92 5,353,500,000 12,400,000,000 ,779,484,000,000 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 22,088,000,000 0.91 5,338,700,000 12,252,000,000 ,777,575,000,000 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,170,000,000 0.88 5,355,600,000 12,112,000,000 ,765,245,000,000 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,286,000,000 0.82 5,369,900,000 12,397,000,000 ,756,879,000,000 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,590,000,000 0.75 5,337,800,000 12,775,000,000 ,747,669,000,000 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,599,000,000 0.73 5,317,600,000 12,134,000,000 ,750,259,000,000 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 19,278,000,000 0.72 5,319,200,000 11,301,000,000 ,740,067,000,000 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 20,408,000,000 0.7 5,331,700,000 11,991,000,000 ,731,028,000,000 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,413,000,000 0.67 5,333,100,000 12,293,000,000 ,729,172,000,000 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,739,000,000 0.61 5,293,800,000 12,806,000,000 ,735,245,000,000 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,950,000,000 0.6 5,273,200,000 11,777,000,000 ,732,500,000,000 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,246,000,000 0.55000000000000004 5,260,800,000 12,248,000,000 ,745,081,000,000 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,386,000,000 0.45 5,225,200,000 11,737,000,000 ,756,307,000,000 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,519,000,000 0.08 4,796,100,000 12,576,000,000 ,758,254,000,000 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,400,000,000 0.56000000000000005 4,706,400,000 11,435,000,000 ,775,924,000,000 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,683,020,000 0.73 ,182,422,373 ,448,000,000 49,122,655,000 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,786,000 0.73 ,182,270,161 ,457,000,000 48,471,589,000 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,644,148,000 0.8 ,183,727,722 ,417,000,000 47,998,777,000 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,628,860,000 0.82 ,185,401,000 ,398,000,000 47,115,085,000 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,639,366,000 0.8 ,186,108,000 ,409,000,000 47,290,404,000 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,616,945,000 0.73 ,186,701,477 ,407,000,000 45,894,574,000 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,636,945,000 0.62 ,186,165,508 ,475,000,000 44,871,570,000 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,625,566,000 0.78 ,187,103,814 ,415,000,000 43,547,157,000 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,621,412,000 0.76 ,186,997,834 ,416,000,000 44,846,001,000 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,614,468,000 0.7 ,187,442,061 ,420,000,000 44,449,518,000 100206 2012Q4 1 Comerica Incorporated 100206 CMA ,627,132,000 0.68 ,187,953,734 ,422,000,000 45,427,405,000 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,628,759,000 0.61 ,191,492,428 ,423,000,000 43,546,554,000 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,642,352,000 0.73 ,194,487,468 ,437,000,000 43,325,186,000 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,645,318,000 0.66 ,196,020,677 ,446,000,000 42,307,401,000 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,202,000 0.48 ,196,728,883 ,441,000,000 41,952,489,000 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,607,954,000 0.51 ,191,634,000 ,427,000,000 40,458,728,000 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,585,499,000 0.53 ,177,602,000 ,404,000,000 38,386,431,000 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,595,684,000 0.56999999999999995 ,178,425,000 ,415,000,000 38,328,241,000 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,615,688,000 0.53 ,178,266,000 ,437,000,000 39,333,895,000 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,586,979,000 0.33 ,177,686,000 ,402,000,000 39,321,566,000 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,612,934,000 0.39 ,178,432,000 ,397,000,000 39,633,420,000 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,599,103,000 -0.46 ,155,155,000 ,404,000,000 39,856,818,000 100206 2009Q4 1 Comerica Incorporated 100206 CMA ,582,169,000 -0.42 ,149,445,000 ,425,000,000 41,174,712,000 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,584,618,000 -0.1 ,149,431,000 ,399,000,000 42,616,806,000 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,438,576,000 0.36 ,812,842,540 ,949,000,000 91,410,391,000 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,474,320,000 0.42 ,818,672,259 ,926,000,000 89,944,310,000 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,524,064,000 0.43 ,827,831,317 ,918,000,000 88,762,396,000 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,271,000 0.39 ,838,324,420 ,888,000,000 89,210,404,000 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,633,237,000 0.49 ,848,245,111 ,957,000,000 89,026,131,000 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,450,957,000 0.36 ,857,923,596 ,960,000,000 88,221,964,000 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,602,885,000 0.43 ,877,510,663 ,995,000,000 87,031,411,000 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,608,345,000 0.47 ,888,111,269 ,964,000,000 85,554,401,000 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,933,240,000 0.65 ,900,625,454 1,040,000,000 85,297,060,000 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,614,733,000 0.46 ,913,163,262 ,988,000,000 83,893,578,000 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,779,800,000 0.43 ,925,585,306 1,173,000,000 83,927,899,000 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,568,558,000 0.38 ,944,820,608 1,015,000,000 81,133,797,000 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,569,710,000 0.4 ,954,622,463 ,956,000,000 80,342,306,000 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,660,968,000 0.45 ,957,415,527 1,013,000,000 79,986,887,000 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,465,403,000 0.33 ,956,348,893 ,996,000,000 78,762,978,000 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,523,742,000 0.4 ,955,490,439 ,963,000,000 76,776,381,000 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,514,761,000 0.35 ,955,477,616 ,927,000,000 75,353,008,000 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,451,505,000 0.1 ,894,841,321 ,919,000,000 74,659,916,000 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,538,057,000 0.33 ,836,224,575 1,005,000,000 74,487,498,000 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,738,000,000 0.22 ,797,492,107 ,983,000,000 72,814,812,000 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,490,267,000 0.16 ,802,254,845 ,948,000,000 72,538,750,000 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,511,840,000 -0.09 ,790,472,577 ,972,000,000 73,621,534,000 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,530,217,000 -0.2 ,790,441,911 ,988,000,000 73,029,622,000 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,705,202,000 -0.2 ,790,334,226 ,898,000,000 74,736,100,000 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,773,911,000 0.23 ,820,238,000 ,490,905,000 48,143,276,000 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,701,454,000 0.19 ,823,809,000 ,449,442,000 47,080,917,000 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,708,420,000 0.19 ,825,338,000 ,468,346,000 47,040,951,000 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,711,656,000 0.18 ,829,623,000 ,456,017,000 46,083,614,000 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,712,577,000 0.19 ,834,687,000 ,455,420,000 45,438,539,000 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,668,616,000 0.17 ,842,677,000 ,434,987,000 43,716,092,000 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,676,695,000 0.18 ,842,324,000 ,435,142,000 42,464,310,000 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,672,706,000 0.2 ,841,025,000 ,463,344,000 41,880,862,000 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,676,165,000 0.17 ,843,840,000 ,449,233,000 40,997,947,000 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,677,842,000 0.17 ,848,708,000 ,442,997,000 40,528,250,000 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,730,239,000 0.18 ,853,306,000 ,457,716,000 39,952,010,000 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,318,000 0.19 ,863,588,000 ,460,888,000 39,464,259,000 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,681,658,000 0.17 ,867,551,000 ,441,593,000 39,090,074,000 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,702,610,000 0.17 ,869,164,000 ,441,654,000 39,756,268,000 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,645,981,000 0.14000000000000001 ,868,156,000 ,439,951,000 37,944,252,000 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,667,324,000 0.16 ,867,633,000 ,436,837,000 37,978,342,000 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,658,067,000 0.16 ,867,469,000 ,427,258,000 38,046,605,000 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,642,905,000 0.14000000000000001 ,867,237,000 ,413,755,000 37,100,806,000 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,673,811,000 0.05 ,760,582,000 ,436,658,000 36,837,444,000 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,671,766,000 0.1 ,719,567,000 ,427,681,000 36,146,283,000 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,671,908,000 0.03 ,719,387,000 ,403,583,000 35,556,001,000 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,630,073,000 0.01 ,718,593,000 ,399,130,000 35,440,494,000 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,613,665,000 -0.56000000000000005 ,715,336,000 ,321,331,000 35,288,371,000 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,585,377,000 -0.33 ,589,708,000 ,404,096,000 36,253,849,000 100334 2015Q2 1 KeyCorp 100334 KEY 1,069,163,000 0.27 ,846,312,000 ,715,000,000 59,426,694,000 100334 2015Q1 1 KeyCorp 100334 KEY 1,005,877,000 0.26 ,857,122,000 ,675,000,000 59,363,509,000 100334 2014Q4 1 KeyCorp 100334 KEY 1,065,863,000 0.28000000000000003 ,886,186,000 ,685,000,000 58,852,969,000 100334 2014Q3 1 KeyCorp 100334 KEY ,987,927,000 0.21 ,874,122,000 ,678,000,000 57,712,098,000 100334 2014Q2 1 KeyCorp 100334 KEY 1,023,296,000 0.24 ,902,137,000 ,689,000,000 58,945,099,000 100334 2014Q1 1 KeyCorp 100334 KEY ,998,204,000 0.26 ,891,890,000 ,662,000,000 58,931,039,000 100334 2013Q4 1 KeyCorp 100334 KEY 1,033,234,000 0.25 ,897,712,000 ,710,000,000 58,066,877,000 100334 2013Q3 1 KeyCorp 100334 KEY 1,030,793,000 0.28999999999999998 ,908,253,000 ,691,000,000 57,429,957,000 100334 2013Q2 1 KeyCorp 100334 KEY 1,001,096,000 0.22 ,918,628,000 ,685,000,000 57,176,480,000 100334 2013Q1 1 KeyCorp 100334 KEY 1,001,826,000 0.21 ,926,051,000 ,681,000,000 56,717,639,000 100334 2012Q4 1 KeyCorp 100334 KEY 1,064,969,000 0.21 ,930,382,000 ,704,000,000 57,080,492,000 100334 2012Q3 1 KeyCorp 100334 KEY 1,117,865,000 0.23 ,940,764,000 ,681,000,000 55,792,839,000 100334 2012Q2 1 KeyCorp 100334 KEY 1,017,408,000 0.24 ,948,087,000 ,693,000,000 54,121,157,000 100334 2012Q1 1 KeyCorp 100334 KEY 1,018,526,000 0.2 ,953,971,000 ,679,000,000 53,906,744,000 100334 2011Q4 0 KeyCorp 100334 KEY ,966,192,000 0.2 ,951,684,000 ,717,000,000 54,279,884,000 100334 2011Q3 1 KeyCorp 100334 KEY 1,031,950,000 0.22 ,950,686,000 ,692,000,000 52,934,561,000 100334 2011Q2 1 KeyCorp 100334 KEY 1,020,407,000 0.25 ,952,133,000 ,680,000,000 52,761,952,000 100334 2011Q1 1 KeyCorp 100334 KEY 1,044,709,000 0.19 ,887,836,000 ,701,000,000 53,373,654,000 100334 2010Q4 1 KeyCorp 100334 KEY 1,132,557,000 0.32 ,900,263,000 ,744,000,000 54,870,465,000 100334 2010Q3 1 KeyCorp 100334 KEY 1,117,492,000 0.2 ,874,433,000 ,736,000,000 55,912,144,000 100334 2010Q2 1 KeyCorp 100334 KEY 1,089,793,000 0.03 ,874,664,000 ,769,000,000 57,581,663,000 100334 2010Q1 1 KeyCorp 100334 KEY 1,045,222,000 -0.11 ,874,386,000 ,785,000,000 59,363,640,000 100334 2009Q4 1 KeyCorp 100334 KEY 1,072,962,000 -0.3 ,873,268,000 ,871,000,000 59,601,452,000 100334 2009Q3 1 KeyCorp 100334 KEY ,856,800,000 -0.52 ,839,906,000 ,901,000,000 63,115,286,000 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,395,701,000 0.2 1,346,000,000 ,859,000,000 79,034,316,000 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,260,096,000 0.16 1,358,000,000 ,840,000,000 77,145,133,000 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,270,913,000 0.15 1,377,000,000 ,859,000,000 76,204,322,000 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,320,823,000 0.22 1,389,000,000 ,819,000,000 75,429,217,000 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,307,961,000 0.21 1,390,000,000 ,827,000,000 75,284,366,000 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,306,642,000 0.22 1,390,000,000 ,811,000,000 74,424,568,000 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,366,677,000 0.16 1,395,000,000 ,883,000,000 73,276,709,000 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,326,738,000 0.2 1,405,000,000 ,884,000,000 74,351,735,000 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,317,932,000 0.18 1,418,000,000 ,884,000,000 73,354,267,000 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,296,242,000 0.23 1,423,000,000 ,842,000,000 72,187,129,000 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,354,935,000 0.18 1,423,000,000 ,860,000,000 72,076,349,000 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,352,658,000 0.21 1,423,000,000 ,869,000,000 73,196,872,000 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,359,640,000 0.2 1,418,000,000 ,840,000,000 73,910,976,000 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,337,107,000 0.11 1,283,000,000 ,913,000,000 74,189,689,000 100233 2011Q4 1 Regions Financial Corporation 100233 RF ,577,988,000 -0.48 1,259,000,000 1,108,000,000 74,944,428,000 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,567,518,000 0.08 1,261,000,000 ,850,000,000 76,556,832,000 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,516,021,000 0.04 1,260,000,000 ,879,000,000 78,120,946,000 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,596,359,000 0.01 1,259,000,000 ,932,000,000 78,251,328,000 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,697,281,000 0.03 1,259,000,000 ,990,000,000 79,679,005,000 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,559,054,000 -0.17 1,257,000,000 ,909,000,000 81,234,565,000 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,585,873,000 -0.28000000000000003 1,200,000,000 ,891,000,000 82,759,680,000 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,537,206,000 -0.21 1,194,000,000 ,984,000,000 84,989,721,000 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,597,816,000 -0.51 1,191,000,000 1,207,000,000 87,559,897,000 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,550,841,000 -0.37 1,189,000,000 1,199,000,000 90,127,259,000 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,076,810,000 0.89 ,522,479,000 1,312,000,000 ,130,721,112,000 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 2,024,313,000 0.78 ,526,837,000 1,280,000,000 ,130,542,130,000 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,061,447,000 0.72 ,527,959,000 1,276,000,000 ,131,201,796,000 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,051,764,000 1.06 ,533,230,000 1,259,000,000 ,130,212,244,000 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,213,940,000 0.72 ,535,486,000 1,335,000,000 ,127,767,817,000 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 2,050,601,000 0.73 ,536,992,000 1,353,000,000 ,127,167,703,000 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,076,774,000 0.77 ,537,921,000 1,361,000,000 ,125,850,649,000 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,924,039,000 0.33 ,538,850,000 1,410,000,000 ,122,302,473,000 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,110,827,000 0.68 ,539,763,000 1,381,000,000 ,119,940,497,000 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,131,501,000 0.63 ,539,862,000 1,361,000,000 ,118,714,778,000 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,302,331,000 0.65 ,539,618,000 1,473,000,000 ,119,339,823,000 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,889,726,000 1.98 ,538,699,000 1,726,000,000 ,119,604,893,000 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,192,675,000 0.5 ,537,495,000 1,544,000,000 ,122,310,098,000 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,165,211,000 0.46 ,536,407,000 1,545,000,000 ,120,364,615,000 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,980,024,000 0.13 ,535,717,000 1,753,000,000 ,120,066,728,000 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,148,931,000 0.39 ,535,395,000 1,559,000,000 ,114,899,515,000 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,121,780,000 0.33 ,535,416,000 1,539,000,000 ,112,231,935,000 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,049,980,000 0.08 ,503,503,000 1,461,000,000 ,112,118,990,000 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,202,645,000 0.23 ,499,423,000 1,551,000,000 ,113,000,595,000 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,194,822,000 0.17 ,498,802,000 1,494,055,000 ,111,968,548,000 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,038,494,000 -0.11 ,498,499,000 1,462,049,000 ,109,769,417,000 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,872,088,000 -0.46 ,498,238,000 1,346,243,000 ,110,803,448,000 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,293,000 -0.64 ,498,082,000 1,510,766,000 ,110,554,844,000 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,835,088,000 -0.76 ,497,070,000 1,428,847,000 ,113,463,938,000 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,560,042,000 -0.01 ,202,887,762 ,403,450,000 39,414,609,000 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,539,433,000 0.37 ,202,944,209 ,397,461,000 39,560,101,000 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,575,872,000 0.33 ,203,277,500 ,422,666,000 39,459,353,000 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,547,246,000 0.4 ,197,271,076 ,438,536,000 39,129,518,000 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,537,920,000 0.56000000000000005 ,185,286,329 ,406,027,000 38,954,456,000 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,773,000 0.41 ,185,122,844 ,398,063,000 38,461,183,000 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,551,723,000 -0.32 ,184,208,544 ,414,840,000 38,297,074,000 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,547,363,000 1.1200000000000001 ,184,742,414 ,370,663,000 37,475,207,000 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,561,024,000 0.3 ,184,061,623 ,411,396,000 37,374,033,000 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,546,353,000 0.48 ,183,655,129 ,397,348,000 36,920,638,000 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,748,000 0.19 ,183,456,109 ,407,014,000 36,769,160,000 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,565,048,000 0.34 ,183,382,650 ,394,975,000 36,335,786,000 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,553,753,000 0.3 ,183,136,631 ,401,656,000 35,988,399,000 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,553,813,000 0.14000000000000001 ,182,963,828 ,392,372,000 35,674,268,000 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,562,346,000 0.24 ,182,823,190 ,424,990,000 36,206,223,000 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,575,378,000 0.35 ,182,857,702 ,409,003,000 35,682,418,000 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,538,891,000 0.16 ,182,728,185 ,416,241,000 35,682,547,000 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,542,494,000 0.08 ,181,997,687 ,408,330,000 35,289,481,000 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,511,535,000 -0.62 ,178,097,851 ,442,801,000 35,387,601,000 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,539,915,000 -0.47 ,172,864,619 ,456,044,000 36,101,326,000 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,502,955,000 -0.84 ,161,810,017 ,430,355,000 36,510,427,000 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,565,994,000 -0.56999999999999995 ,151,073,384 ,389,126,000 37,504,449,000 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,598,132,000 -1.26 ,139,858,788 ,443,353,000 38,728,078,000 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,771,387,000 -1.43 ,127,581,404 ,434,707,000 39,895,948,000 Ticker # BBT Peer1 CMA Peer2 FITB Peer3 HBAN Peer4 KEY Peer5 MTB MTB PNC Peer6 RF Peer7 STI Peer8 USB Peer9 WFC Peer10 ZION Peer11 3 4 5 6 7 8 9 10 11 12 13 14 15 LOANS Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 PNC 4.2809321818% PNC 3.9759956151% MTB 1.6222766683% FITB 1.5046433077% PNC 1.5580118168% HBAN 1.5379005374% HBAN 1.9218759809% HBAN 2.6266489556% HBAN 2.4223381971% HBAN 2.575450308% HBAN 1.8459731411% WFC 1.7657821188% PNC 1.7293625967% 1 2 BBT 2.3056703716% MTB 2.2395886878% PNC 1.4873180367% USB 1.4273132076% USB 1.520897659% PNC 1.3909212402% USB 1.7790833444% USB 1.8367483867% CMA 1.9646779783% CMA 1.6888153705% CMA 1.3685772042% HBAN 1.4569480802% HBAN 1.6498121323% 2 3 MTB 2.1072658305% CMA 2.3055157016% USB 1.4285088036% KEY 1.3657386575% HBAN 1.5015322308% STI 1.3555817046% STI 1.7363967122% STI 1.5804424154% USB 1.6142829369% USB 1.4085794521% MTB 1.7803954103% MTB 1.2394042347% USB 1.4398213656% 3 4 CMA 1.8375125571% USB 1.8178243047% BBT 1.4197879445% PNC 1.3545831793% FITB 1.3225349684% USB 1.3340759992% PNC 1.6070543304% PNC 1.5121911696% STI 1.5722420146% PNC 1.1938899939% WFC 1.4379280731% RF 1.2332804489% CMA 1.1478035929% 4 5 USB 1.8118264911% BBT 1.7059768985% KEY 1.2724668733% HBAN 1.1996591207% WFC .8978304042% ZION 1.2862790858% FITB 1.2664377549% CMA 1.3643740362% ZION 1.7992262053% WFC 1.130257505% RF .9028149842% CMA ..9599176386% FITB 1.8002460406% 5 6 FITB 1.3795029522% FITB 1.612898864% CMA 1.2268251386% BBT 1.1088272002% ZION .7730148987% WFC .9900424363% ZION 1.265717931% FITB 1.7743972696% PNC 1.5225588294% STI 1.4719444598% PNC .8528309698% FITB ..6679661431% WFC 1.3430885631% 6 7 KEY 1.3279347922% HBAN 1.2849252113% FITB 1.2006147474% ZION .9489734966% KEY .7219369447% FITB .9163743694% WFC .9928852496% ZION 1.4244383113% FITB 1.4506822433% RF .9810546968% USB .7794075413% BBT .6168457313% BBT .9789650437% 7 8 STI .9851286706% KEY 1.2840898612% WFC 1.4401568829% CMA .8604393234% STI .5648199436% KEY .4318587008% KEY .9649029184% WFC 1.57209101% WFC .9669517903% MTB .9180751285% BBT .7590532374% STI .5682429662% MTB .7986005468% 8 9 HBAN .9600873653% WFC .9044877373% ZION .8609453276% WFC .8325260304% RF .3971131203% RF .4111251628% CMA .8131345869% BBT .8846249602% MTB .8397207875% BBT .9101636067% ZION .7044142506% PNC .5585494799% ZION .7791576523% 9 10 WFC .8407031481% ZION ..3903736104% HBAN .4877854568% MTB .6109691412% BBT .3764902408% BBT .3536458061% RF .7631886691% KEY .7636380651% BBT .7376508152% ZION .7506214503% STI .6535160018% USB .5285524403% STI .7537003783% 10 11 ZION .4551459747% STI -0.1507018814% STI -0.3425603081% RF -0.191065129% CMA 33825195808745434.3382519581% CMA -0.3117937664% BBT .5868898048% RF .6533688021% RF .3623769091% FITB .4896844156% FITB .4848661845% ZION .2928981282% KEY .7472075651% 11 12 RF -1.1214747702% RF -0.9681541911% RF -0.6825965417% STI -0.4936981508% MTB -0.1157748019% MTB -0.6147121765% MTB -0.3648792644% MTB 70391148802495529.703911488% KEY .1208970334% KEY .3364326121% KEY .1844684257% KEY .2050442648% RF .2255685229% 12 1 4.3% 2 2.3% 3 2.1% 4 1.8% 5 1.8% 6 1.4% 7 1.3% 8 .9851286705824247 9 .96008736533537142 10 .8% 11 .5% 12 -1.1% LOANS Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer6 4.2809321818% Peer6 3.9759956151% MTB 1.6222766683% Peer3 1.5046433077% Peer6 1.5580118168% Peer4 1.5379005374% Peer4 1.9218759809% Peer4 2.6266489556% Peer4 2.4223381971% Peer4 2.575450308% Peer4 1.8459731411% Peer10 1.7657821188% Peer6 1.7293625967% 1 2 Peer1 2.3056703716% MTB 2.2395886878% Peer6 1.4873180367% Peer9 1.4273132076% Peer9 1.520897659% Peer6 1.3909212402% Peer9 1.7790833444% Peer9 1.8367483867% Peer2 1.9646779783% Peer2 1.6888153705% Peer2 1.3685772042% Peer4 1.4569480802% Peer4 1.6498121323% 2 3 MTB 2.1072658305% Peer2 2.3055157016% Peer9 1.4285088036% Peer5 1.3657386575% Peer4 1.5015322308% Peer8 1.3555817046% Peer8 1.7363967122% Peer8 1.5804424154% Peer9 1.6142829369% Peer9 1.4085794521% MTB 1.7803954103% MTB 1.2394042347% Peer9 1.4398213656% 3 4 Peer2 1.8375125571% Peer9 1.8178243047% Peer1 1.4197879445% Peer6 1.3545831793% Peer3 1.3225349684% Peer9 1.3340759992% Peer6 1.6070543304% Peer6 1.5121911696% Peer8 1.5722420146% Peer6 1.1938899939% Peer10 1.4379280731% Peer7 1.2332804489% Peer2 1.1478035929% 4 5 Peer9 1.8118264911% Peer1 1.7059768985% Peer5 1.2724668733% Peer4 1.1996591207% Peer10 .8978304042% Peer11 1.2862790858% Peer3 1.2664377549% Peer2 1.3643740362% Peer11 1.7992262053% Peer10 1.130257505% Peer7 .9028149842% Peer2 .9599176386% Peer3 1.8002460406% 5 6 Peer3 1.3795029522% Peer3 1.612898864% Peer2 1.2268251386% Peer1 1.1088272002% Peer11 .7730148987% Peer10 .9900424363% Peer11 1.265717931% Peer3 1.7743972696% Peer6 1.5225588294% Peer8 1.4719444598% Peer6 .8528309698% Peer3 .6679661431% Peer10 1.3430885631% 6 7 Peer5 1.3279347922% Peer4 1.2849252113% Peer3 1.2006147474% Peer11 .9489734966% Peer5 .7219369447% Peer3 .9163743694% Peer10 .9928852496% Peer11 1.4244383113% Peer3 1.4506822433% Peer7 .9810546968% Peer9 .7794075413% Peer1 .6168457313% Peer1 .9789650437% 7 8 Peer8 .9851286706% Peer5 1.2840898612% Peer10 1.4401568829% Peer2 .8604393234% Peer8 .5648199436% Peer5 .4318587008% Peer5 .9649029184% Peer10 1.57209101% Peer10 .9669517903% MTB .9180751285% Peer1 .7590532374% Peer8 .5682429662% MTB .7986005468% 8 9 Peer4 .9600873653% Peer10 .9044877373% Peer11 .8609453276% Peer10 .8325260304% Peer7 .3971131203% Peer7 .4111251628% Peer2 ..8131345869% Peer1 .8846249602% MTB .8397207875% Peer1 .9101636067% Peer11 .7044142506% Peer6 .5585494799% Peer11 .7791576523% 9 10 Peer10 .8407031481% Peer11 .3903736104% Peer4 .4877854568% MTB .6109691412% Peer1 .3764902408% Peer1 .3536458061% Peer7 .7631886691% Peer5 .7636380651% Peer1 .7376508152% Peer11 .7506214503% Peer8 .6535160018% Peer9 .5285524403% Peer8 .7537003783% 10 11 Peer11 .4551459747% Peer8 -0.1507018814% Peer8 -0.3425603081% Peer7 -0.191065129% Peer2 33825195808745434.3382519581% Peer2 -0.3117937664% Peer1 .5868898048% Peer7 .6533688021% Peer7 .3623769091% Peer3 .4896844156% Peer3 .4848661845% Peer11 .2928981282% Peer5 .7472075651% 11 12 Peer7 -1.1214747702% Peer7 -0.9681541911% Peer7 -0.6825965417% Peer8 -0.4936981508% MTB -0.1157748019% MTB -0.6147121765% MTB -0.3648792644% MTB 70391148802495529.703911488% Peer5 .1208970334% Peer5 .3364326121% Peer5 .1844684257% Peer5 .2050442648% Peer7 .2255685229% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 3,374,000,000 3,585,000,000 3,928,000,000 3,961,000,000 3,890,000,000 3,787,000,000 3,621,000,000 3,560,000,000 3,476,000,000 3,547,000,000 3,663,000,000 3,651,000,000 3,687,000,000 119391.35388100226 CMA ,765,000,000 ,783,000,000 ,799,000,000 ,810,000,000 ,830,000,000 ,845,000,000 ,814,000,000 ,815,000,000 ,819,000,000 ,832,000,000 ,882,000,000 ,887,000,000 ,897,000,000 FITB 2,270,000,000 2,231,000,000 2,358,000,000 2,426,000,000 2,682,000,000 2,780,000,000 2,776,000,000 2,649,000,000 2,451,000,000 2,335,000,000 2,338,000,000 2,388,000,000 2,286,000,000 HBAN ,928,963,000 ,925,721,000 ,992,392,000 ,980,421,000 ,967,616,000 ,956,485,000 ,925,670,000 ,921,404,000 ,947,576,000 ,989,868,000 ,983,996,000 ,999,828,000 1,027,095,000 KEY 1,151,000,000 1,243,000,000 1,291,000,000 1,329,000,000 1,355,000,000 1,286,000,000 1,257,000,000 1,250,000,000 1,258,000,000 1,234,000,000 1,298,000,000 1,290,000,000 1,325,000,000 MTB 1,453,030,000 1,590,392,000 1,835,729,000 1,930,915,000 2,029,620,000 2,022,460,000 1,884,382,000 1,803,618,000 1,724,226,000 1,687,400,000 1,782,917,000 1,809,862,000 1,789,609,000 PNC 4,474,000,000 4,436,000,000 4,742,000,000 4,945,000,000 5,479,000,000 5,563,000,000 5,878,000,000 5,723,000,000 5,637,000,000 5,616,000,000 5,383,000,000 5,364,000,000 5,464,000,000 RF 1,659,000,000 1,613,000,000 1,851,000,000 1,867,000,000 1,802,000,000 1,742,000,000 1,738,000,000 1,756,000,000 1,808,000,000 1,892,000,000 1,840,000,000 1,820,000,000 1,810,000,000 STI 2,130,000,000 1,671,000,000 2,213,000,000 2,310,000,000 2,342,000,000 2,737,000,000 2,615,000,000 2,537,000,000 2,576,000,000 2,780,000,000 2,849,000,000 2,865,000,000 2,853,000,000 USB 9,112,000,000 9,354,000,000 9,703,000,000 9,733,000,000 9,631,000,000 9,392,000,000 9,095,000,000 8,961,000,000 8,998,000,000 9,048,000,000 9,083,000,000 9,061,000,000 9,001,000,000 WFC 33,107,000,000 34,358,000,000 35,193,000,000 35,390,000,000 35,653,000,000 34,599,000,000 33,495,000,000 32,541,000,000 31,919,000,000 32,039,000,000 32,337,000,000 32,713,000,000 32,512,000,000 ZION ,634,008,000 ,621,783,000 ,626,547,000 ,615,249,000 ,607,784,000 ,613,735,000 ,599,000,000 ,577,950,000 ,557,947,000 ,494,392,000 ,499,478,000 ,513,149,000 ,537,454,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 7.4202391358684228E-3 CMA 2.3529411764705799E-2 2.0434227330779153E-2 1.3767209011264159E-2 2.4691358024691468E-2 1.8072289156626509E-2 -3.6686390532544411E-2 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 1.3353372808849073E-2 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 5.8548248460899011E-4 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 8.4035127554444866E-3 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 1.180086468381103E-2 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 1.7513776102933587E-2 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 1.6797709532061722E-2 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 7.2857322397716917E-3 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 2.4653074137687137E-2 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 -1.0208572261892757E-3 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 -1.5101492778466508E-3 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 -1.3673851643982937E-2 BBT 3 4 8 11 9 10 6 9 4 4 9 6 7 CMA 6 11 6 4 3 9 2 5 5 1 6 5 4 FITB 9 7 5 2 2 2 12 12 11 9 2 12 9 HBAN 7 5 11 10 7 8 3 2 3 10 3 2 6 KEY 2 8 4 5 12 4 4 4 9 3 11 3 5 MTB 1 2 1 3 6 12 11 11 10 2 4 11 2 PNC 8 6 3 1 4 1 7 7 8 12 10 4 3 RF 11 3 7 12 11 3 1 1 2 11 12 8 8 STI 12 1 2 6 1 11 9 3 1 5 7 7 1 USB 5 9 10 8 8 6 5 6 6 8 8 10 10 WFC 4 10 9 7 10 7 8 8 7 7 5 9 11 ZION 10 12 12 9 5 5 10 10 12 6 1 1 12 3 4 5 6 7 8 9 10 11 12 13 14 15 EARNINGS PER SHARE 2015Q2 Actuals vs 2015Q1 Actuals Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 TOTAL CAGR* 1 STI 1.0743243243243246 RF 16.499999999999996 ZION 0.35051546391752586 PNC 0.17857142857142838 ZION 0.59541984732824416 PNC 9.3610698366% BBT 0.17889908256880749 ZION 0.17218543046357615 STI 0.28627450980392166 ZION 0.61904761904761907 FITB 3.5928143713% HBAN 5.3333333333% STI 7.3074270219% 2 MTB 0.15260323159784561 MTB 0.17445482866043616 RF 0.17142857142857149 FITB 0.14970059880239517 KEY 6.8965517241% STI 5.2401746725% KEY 5.1546391753% RF 3.9473684211% BBT 0.13865546218487368 CMA 6.6060606061% HBAN 2.7397260274% STI 5.1829268293% PNC 3.4723069345% 3 BBT 5.8333333333% STI 0.16938110749185653 MTB 6.3660477454% MTB 0.10473815461346625 CMA 6.1818181818% KEY 4.3010752688% STI 4.1493775934% HBAN 2.7777777778% RF 2.5316455696% MTB 5.9915014164% STI 1.5479876161% KEY 3.303030303% WFC 2.6013101773% 4 WFC 5.298013245% CMA 8.6451612903% PNC 5.6603773585% STI 4.7872340426% FITB 4.6875% WFC 2.3684210526% WFC 3.3419023136% KEY 1.9607843137% CMA 1.3651877133% KEY 3.125% USB .974025974% BBT 1.4814814815% MTB 2.4645497519% 5 HBAN 4.6875% PNC 7.9429735234% WFC 5.5952380952% WFC 4.5325779037% WFC 2.9810298103% BBT 1.8691588785% PNC 1.8695652174% STI 1.593625498% WFC .7407407407% HBAN 1.3888888889% MTB .539083558% USB .6430868167% CMA 2.1718240055% 6 CMA 4.2016806723% FITB 6.4102564103% STI 4.7353760446% BBT 2.1008403361% PNC 1.9696969697% USB 1.3468013468% CMA 1.4895104895% CMA 1.384083045% USB .6600660066% USB .9836065574% CMA 0.0000000000% WFC .488997555% HBAN 1.7701918241% 7 USB 3.6900369004% BBT 6.2992125984% USB 2.1126760563% USB 1.724137931% HBAN 1.4084507042% HBAN 0.0000000000% HBAN 0.0000000000% WFC .7462686567% PNC .2735978112% WFC .4901960784% KEY 0.0000000000% PNC .4149377593% KEY 1.4320360944% 8 PNC 1.867219917% HBAN 5.9701492537% CMA 1.4925373134% CMA 1.1029411765% USB .6779661017% FITB 0.0000000000% USB 0.0000000000% USB .6644518272% HBAN -2.7027027027% BBT 0.0000000000% WFC -0.243902439% MTB 0.0000000000% USB 1.2079404574% 9 KEY 1.1627906977% WFC 5.6603773585% KEY 1.1363636364% ZION 0.0000000000% MTB -0.6772009029% CMA -2.5479452055% RF -1.2987012987% PNC -1.747311828% MTB -2.7548209366% FITB 0.0000000000% BBT -0.36900369% RF -1.3513513514% BBT 1.1101939432% 10 ZION -0.9708737864% KEY 1.1494252874% FITB .6024096386% HBAN 0.0000000000% RF -1.25% RF -2.5316455696% ZION -4.4303797468% MTB -7.2796934866% FITB -4.5714285714% PNC -0.4092769441% PNC -0.9589041096% CMA -2.2222222222% ZION .4729389593% 11 FITB -1.2658227848% USB 1.6761565836% HBAN 0.0000000000% KEY -2.2471910112% BBT -0.11934156378600824 MTB -6.8181818182% MTB -4.512195122% BBT -7.3929961089% KEY -7.6923076923% RF -1.2345679012% ZION -2.3529411765% FITB -7.5144508671% FITB .1048781438% 12 RF n/m ZION -4.9019607843% BBT -0.11851851851851858 RF -2.4390243902% STI -0.41878172588832485 ZION -0.2440191387559808 FITB -4.9751243781% FITB -8.3769633508% ZION -0.40677966101694918 STI -1.5243902439% RF -7.5% ZION -0.34337349397590367 RF n/m 1 3.3% RF n/m 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% dso LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT ,706,901,250 ,707,969,000 ,708,972,000 ,709,884,750 ,710,986,500 ,712,543,000 ,714,413,250 ,717,729,000 ,721,626,750 ,725,098,750 ,728,344,000 ,730,151,000 ,731,669,750 CMA ,194,717,757 ,194,682,364 ,192,488,576.75 ,190,343,922.75 ,188,471,514.25 ,187,374,360.75 ,186,927,304.25 ,186,742,158.25 ,186,519,699.75 ,186,093,996.25 ,185,484,549.75 ,184,376,720.75 ,183,455,314 FITB ,955,969,330.5 ,953,301,872.75 ,945,610,976 ,934,547,909.75 ,921,048,657.5 ,906,871,322.75 ,894,852,662 ,881,042,745.5 ,867,947,659.75 ,855,500,947.5 ,843,081,111 ,833,268,276.75 ,824,417,634 HBAN ,868,126,000 ,867,114,750 ,863,402,250 ,858,288,250 ,852,360,500 ,846,719,750 ,843,974,250 ,842,466,500 ,840,178,250 ,837,327,750 ,833,081,250 ,828,364,250 ,824,752,000 KEY ,951,107,000 ,948,626,500 ,943,301,000 ,936,321,000 ,928,956,250 ,920,828,500 ,912,661,000 ,904,120,750 ,899,998,000 ,891,465,250 ,888,583,750 ,879,891,750 ,865,935,500 MTB ,125,277,250 ,125,635,250 ,126,401,250 ,127,156,250 ,127,936,250 ,128,929,500 ,129,595,500 ,130,218,000 ,130,920,750 ,131,386,500 ,131,840,000 ,132,250,750 ,132,572,750 PNC ,527,750,000 ,528,500,000 ,529,000,000 ,528,750,000 ,529,000,000 ,530,250,000 ,532,000,000 ,534,750,000 ,536,750,000 ,537,500,000 ,536,750,000 ,534,250,000 ,530,750,000 RF 1,305,250,000 1,345,750,000 1,386,750,000 1,421,750,000 1,421,750,000 1,417,250,000 1,410,250,000 1,402,000,000 1,395,000,000 1,391,000,000 1,386,500,000 1,378,500,000 1,367,500,000 STI ,536,253,500 ,537,079,500 ,538,054,750 ,538,918,500 ,539,485,500 ,539,523,250 ,539,099,000 ,538,381,500 ,537,312,250 ,535,907,250 ,533,416,750 ,530,878,000 ,527,626,250 USB 1,910,250,000 1,904,000,000 1,896,250,000 1,885,500,000 1,874,250,000 1,860,750,000 1,848,750,000 1,839,000,000 1,831,000,000 1,822,000,000 1,813,000,000 1,803,250,000 1,792,750,000 WFC 5,336,125,000 5,345,225,000 5,350,500,000 5,354,425,000 5,358,100,000 5,364,625,000 5,369,600,000 5,369,550,000 5,361,100,000 5,343,275,000 5,323,425,000 5,296,000,000 5,263,425,000 ZION ,182,945,337.75 ,183,076,574.75 ,183,234,804.5 ,183,407,629.75 ,183,638,877.75 ,183,978,818.75 ,184,166,927.5 ,184,533,856.25 ,184,840,032.75 ,187,972,198.25 ,192,739,437.25 ,197,194,778.5 ,201,595,136.75 BBT 1.5104655706861259E-3 1.4167286985729E-3 1.2874274301382105E-3 1.5520124921686307E-3 2.1892117501527419E-3 2.6247538745030052E-3 4.6412213099351618E-3 5.4306709078217885E-3 4.8113515747580937E-3 4.4755972893346652E-3 2.4809705304087437E-3 2.0800491953034683E-3 2.8739777696733526E-3 CMA -1.8176565170680004E-4 -1.1268546389748946E-2 -1.1141720907342112E-2 -9.8369754754883409E-3 -5.8213226776788751E-3 -2.385900067707114E-3 -9.9047060429646727E-4 -1.1912601957946301E-3 -2.2823514115162258E-3 -3.2749390753115115E-3 -5.9726214474098427E-3 -4.9974136987138706E-3 -4.9526941529353108E-3 FITB -2.7903172883222416E-3 -8.0676404503580157E-3 -1.1699384345978614E-2 -1.4444687221665475E-2 -1.5392601286105201E-2 -1.3252884338160076E-2 -1.5432614872189943E-2 -1.4863167328582283E-2 -1.4340394965273728E-2 -1.4517618637704621E-2 -1.1639252880853546E-2 -1.0621600506046103E-2 -1.2261589226860381E-2 HBAN -1.1648654688374283E-3 -4.2814402592044054E-3 -5.923079306314083E-3 -6.906479262648646E-3 -6.6177984549964375E-3 -3.2425132400655254E-3 -1.7864881541113098E-3 -2.7161317393629147E-3 -3.3927324350517818E-3 -5.0714908230379274E-3 -5.6621127891186562E-3 -4.3607024325349464E-3 -4.262069021624515E-3 KEY -2.608013609404658E-3 -5.6139059998850938E-3 -7.3995469102651201E-3 -7.8656251435138547E-3 -8.7493356118761856E-3 -8.8697298139664982E-3 -9.3575270555003032E-3 -4.5599550723728344E-3 -9.4808544018987195E-3 -3.232318926621125E-3 -9.7818579284170148E-3 -1.5861326123355557E-2 -7.7875308250975328E-3 MTB 2.8576617063353904E-3 6.0970149699228759E-3 5.9730421969719227E-3 6.1341853035143945E-3 7.7636322777945299E-3 5.1656137656626022E-3 4.8034075257241682E-3 5.3967193475557007E-3 3.5574956605426422E-3 3.4516483809219345E-3 3.1155188106795073E-3 2.4347688009331847E-3 4.7279977243834814E-3 PNC 1.42112742775935E-3 9.4607379375588607E-4 -4.7258979206044049E-4 4.7281323877057524E-4 2.3629489603025355E-3 3.3003300330032292E-3 5.1691729323308788E-3 3.740065451145469E-3 1.3972985561248041E-3 -1.3953488372092648E-3 -4.6576618537493841E-3 -6.5512400561534845E-3 4.7247940449257619E-4 RF 3.1028538594139121E-2 3.04662827419655E-2 2.5238867856498981E-2 0 -3.1651134165641137E-3 -4.9391427059446436E-3 -5.8500265910299554E-3 -4.9928673323823558E-3 -2.8673835125447855E-3 -3.2350826743350325E-3 -5.7699242697439868E-3 -7.9796880667392101E-3 3.8900183908308072E-3 STI 1.5403162869800369E-3 1.815839182095047E-3 1.6053199047123545E-3 1.0521071367934898E-3 6.9974077153034386E-5 -7.8634238654218258E-4 -1.330924375671283E-3 -1.9860452114346394E-3 -2.6148668674499387E-3 -4.6472593905009241E-3 -4.7594118482405801E-3 -6.125230278896443E-3 -1.3506556941736969E-3 USB -3.2718230598088871E-3 -4.0703781512605453E-3 -5.6690837178642317E-3 -5.966587112171795E-3 -7.2028811524610381E-3 -6.449012494961659E-3 -5.2738336713995526E-3 -4.350190320826508E-3 -4.9153468050245896E-3 -4.9396267837541474E-3 -5.3778268063982004E-3 -5.8228199084985333E-3 -5.2763119221806987E-3 WFC 1.7053573520111609E-3 9.8686210589815637E-4 7.3357630128034756E-4 6.8634820732382806E-4 1.2177824228738476E-3 9.2737143789167753E-4 -9.3116805720550033E-6 -1.5736886703727748E-3 -3.3248773572587265E-3 -3.7149501008276742E-3 -5.151758501340753E-3 -6.1508685800604201E-3 -1.142495070993732E-3 ZION 7.1735635143288512E-4 8.642817914639167E-4 9.431900804630633E-4 1.2608417671349237E-3 1.8511385179711404E-3 1.0224478626292832E-3 1.9923704813937793E-3 1.6591887592984911E-3 1.6945276698994816E-2 2.53614047416717E-2 2.3115877651033179E-2 2.231478076383242E-2 8.1223088536030996E-3 BBT 5 4 4 2 3 3 3 1 2 2 3 3 4 CMA 8 12 11 11 8 7 6 5 5 7 10 5 9 FITB 11 11 12 12 12 12 12 12 12 12 12 11 12 HBAN 9 9 9 9 9 8 8 8 9 11 8 4 8 KEY 10 10 10 10 11 11 11 10 11 5 11 12 11 MTB 2 2 2 1 1 1 2 2 3 3 2 2 2 PNC 6 6 7 6 2 2 1 3 4 4 4 9 5 RF 1 1 1 7 7 9 10 11 7 6 9 10 3 STI 4 3 3 4 6 6 7 7 6 9 5 7 7 USB 12 8 8 8 10 10 9 9 10 10 7 6 10 WFC 3 5 6 5 5 5 5 6 8 8 6 8 6 ZION 7 7 5 3 4 4 4 4 1 1 1 1 1 3 4 5 6 7 8 9 10 11 12 13 14 15 PROVISION Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 ZION -0.41496255578809349 RF -0.54777070063694266 RF -0.50234741784037551 WFC -0.17495189223861451 HBAN -0.33194697922650163 WFC -0.39115187483140001 WFC -0.47806823216659278 WFC -0.38794567062818341 PNC -0.2530072737334278 RF -0.50714285714285712 STI -0.15015106454683591 STI -0.16616749282546306 RF -0.13252405226978781 1 2 RF -0.40605296343001263 ZION -0.3868201017153694 CMA -0.15068493150684936 BBT -0.13548305254272852 KEY -0.32233124947368841 STI -0.29768117129527683 KEY -0.38220218612980916 KEY -0.2168882447021192 CMA -0.19354838709677424 HBAN -0.27271215224889267 PNC -0.10894673332184102 PNC -0.15492270352978421 STI -0.13092393693688187 2 3 CMA -0.17045454545454541 MTB -0.10917030567685593 WFC -0.12119503945885002 PNC -0.11792620077544191 STI -0.31439295190996952 BBT -0.27714288816562749 BBT -0.32982344801170127 BBT -0.20757851679601047 MTB -0.125 PNC -0.19877451211205177 HBAN -1.8138924664% HBAN -0.1475102361046412 WFC -0.12108168197114277 3 4 HBAN -7.6385228675% WFC -3.33741997% FITB -9.3729079067% STI -0.11645829180959233 WFC -0.27949465500485904 HBAN -0.26209756416117025 PNC -0.21639868321653843 CMA -0.18421052631578949 KEY -0.11847017902160384 CMA -0.12 USB -1.186440678% USB -1.6295025729% PNC -0.11812906925732525 4 5 FITB -7.480199471% USB -2.7892561983% STI -7.7543221058% HBAN -9.9061269677% CMA -0.19402985074626866 PNC -0.23465602154720089 STI -0.17879213227117774 STI -0.1673977224799662 BBT -8.8675889817% STI -0.10029895525246291 FITB 30116280544256746.3011628054% MTB 0.0000000000% BBT -9.7779962063% 5 6 MTB -4.979253112% BBT -2.5272037582% MTB -5.3921568627% USB -5.6963788301% BBT -0.16836052843069083 KEY -0.2334447764726767 CMA -9.5238095238% PNC -0.16436071927531659 USB 0.0000000000% MTB -6.7669172932% MTB 4.8387096774% FITB .8445865646% HBAN -6.1991234895% 6 7 WFC -4.5259461568% CMA 0.0000000000% USB -4.6227417641% FITB -2.8536702523% RF -0.13513513513513509 CMA -0.22222222222222221 USB -8.2936857562% MTB -0.15083798882681565 STI .2391496191% USB -0.7569386039% BBT 7.462452229% WFC 4.7435897436% MTB -5.1379735518% 7 8 PNC -3.712110835% STI .3428477902% BBT -2.9658898522% MTB -1.5544041451% USB -0.12265258215962438 FITB -9.1066919818% RF -5.7971014493% USB -5.1077414206% RF 4.4776119403% WFC 5.5150884495% CMA 0.36363636363636354 BBT 7.301863486% USB -4.3951506474% 8 9 BBT -2.4615739165% FITB 7.4484860297% HBAN -1.6366717571% KEY 2.9275560912% PNC -7.5510008974% USB -8.8963210702% MTB -3.2432432432% RF 3.7692307692% FITB 8.9799114934% KEY 6.9784792485% KEY 0.39515165989968959 RF 0.24137931034482762 CMA -3.2767728382% 9 10 USB -1.5760040671% HBAN 0.12104510387471468 KEY 5.6412581863% RF 4.7169811321% FITB -5.4970370315% MTB -3.6458333333% HBAN -1.808339602% FITB 5.3484253549% WFC 0.33287101248266304 BBT 8.7232985979% WFC 0.53846153846153855 KEY 0.33542020762768865 FITB .3921984233% 10 11 STI 7.8890871578% PNC 0.16817174376152111 PNC 6.790574491% CMA 8.6451612903% MTB 1.5263157895% RF 0.4375 FITB 3.175150014% HBAN 0.15727569061603397 HBAN 0.48276891525291732 FITB 0.17077841822210504 RF 0.68115942028985499 CMA 0.96666666666666656 KEY 6.6556286309% 11 12 KEY 1.9720458693754463 KEY 0.53098402568706904 ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* 12 1 1.9720458693754463 2 7.9% 3 -1.6% 4 -2.5% 5 -3.7% 6 -4.5% 7 -4.9792531120331995 8 -7.5% 9 -7.6% 10 -0.17045454545454541 11 -0.40605296343001263 12 -0.41496255578809349 PROVISION Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer11 -0.41496255578809349 Peer7 -0.54777070063694266 Peer7 -0.50234741784037551 Peer10 -0.17495189223861451 Peer4 -0.33194697922650163 Peer10 -0.39115187483140001 Peer10 -0.47806823216659278 Peer10 -0.38794567062818341 Peer6 -0.2530072737334278 Peer7 -0.50714285714285712 Peer8 -0.15015106454683591 Peer8 -0.16616749282546306 Peer7 -0.13252405226978781 1 2 Peer7 -0.40605296343001263 Peer11 -0.3868201017153694 Peer2 -0.15068493150684936 Peer1 -0.13548305254272852 Peer5 -0.32233124947368841 Peer8 -0.29768117129527683 Peer5 -0.38220218612980916 Peer5 -0.2168882447021192 Peer2 -0.19354838709677424 Peer4 -0.27271215224889267 Peer6 -0.10894673332184102 Peer6 -0.15492270352978421 Peer8 -0.13092393693688187 2 3 Peer2 -0.17045454545454541 MTB -0.10917030567685593 Peer10 -0.12119503945885002 Peer6 -0.11792620077544191 Peer8 -0.31439295190996952 Peer1 -0.27714288816562749 Peer1 -0.32982344801170127 Peer1 -0.20757851679601047 MTB -0.125 Peer6 -0.19877451211205177 Peer4 -1.8138924664% Peer4 -0.1475102361046412 Peer10 -0.12108168197114277 3 4 Peer4 -7.6385228675% Peer10 -3.33741997% Peer3 -9.3729079067% Peer8 -0.11645829180959233 Peer10 -0.27949465500485904 Peer4 -0.26209756416117025 Peer6 -0.21639868321653843 Peer2 -0.18421052631578949 Peer5 -0.11847017902160384 Peer2 -0.12 Peer9 -1.186440678% Peer9 -1.6295025729% Peer6 -0.11812906925732525 4 5 Peer3 -7.480199471% Peer9 -2.7892561983% Peer8 -7.7543221058% Peer4 -9.9061269677% Peer2 -0.19402985074626866 Peer6 -0.23465602154720089 Peer8 -0.17879213227117774 Peer8 -0.1673977224799662 Peer1 -8.8675889817% Peer8 -0.10029895525246291 Peer3 30116280544256746.3011628054% MTB 0.0000000000% Peer1 -9.7779962063% 5 6 MTB -4.979253112% Peer1 -2.5272037582% MTB -5.3921568627% Peer9 -5.6963788301% Peer1 -0.16836052843069083 Peer5 -0.2334447764726767 Peer2 -9.5238095238% Peer6 -0.16436071927531659 Peer9 0.0000000000% MTB -6.7669172932% MTB 4.8387096774% Peer3 .8445865646% Peer4 -6.1991234895% 6 7 Peer10 -4.5259461568% Peer2 0.0000000000% Peer9 -4.6227417641% Peer3 -2.8536702523% Peer7 -0.13513513513513509 Peer2 -0.22222222222222221 Peer9 -8.2936857562% MTB -0.15083798882681565 Peer8 .2391496191% Peer9 -0.7569386039% Peer1 7.462452229% Peer10 4.7435897436% MTB -5.1379735518% 7 8 Peer6 -3.712110835% Peer8 ..3428477902% Peer1 -2.9658898522% MTB -1.5544041451% Peer9 -0.12265258215962438 Peer3 -9.1066919818% Peer7 -5.7971014493% Peer9 -5.1077414206% Peer7 4.4776119403% Peer10 5.5150884495% Peer2 0.36363636363636354 Peer1 7.301863486% Peer9 -4.3951506474% 8 9 Peer1 -2.4615739165% Peer3 7.4484860297% Peer4 -1.6366717571% Peer5 2.9275560912% Peer6 -7.5510008974% Peer9 -8.8963210702% MTB -3.2432432432% Peer7 3.7692307692% Peer3 8.9799114934% Peer5 6.9784792485% Peer5 0.39515165989968959 Peer7 0.24137931034482762 Peer2 -3.2767728382% 9 10 Peer9 -1.5760040671% Peer4 0.12104510387471468 Peer5 5.6412581863% Peer7 4.7169811321% Peer3 -5.4970370315% MTB -3.6458333333% Peer4 -1.808339602% Peer3 5.3484253549% Peer10 0.33287101248266304 Peer1 8.7232985979% Peer10 0.53846153846153855 Peer5 0.33542020762768865 Peer3 .3921984233% 10 11 Peer8 7.8890871578% Peer6 0.16817174376152111 Peer6 6.790574491% Peer2 8.6451612903% MTB 1.5263157895% Peer7 0.4375 Peer3 3.175150014% Peer4 0.15727569061603397 Peer4 0.48276891525291732 Peer3 0.17077841822210504 Peer7 0.68115942028985499 Peer2 0.96666666666666656 Peer5 6.6556286309% 11 12 Peer5 1.9720458693754463 Peer5 0.53098402568706904 Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* 12 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Grand Total BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 34086000000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 10141000000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 23341000000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 10457964000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 17224000000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 14462059000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 55857000000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 21939000000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 34720960000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 60087000000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 292689000000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 9911417000 Grand Total 23134696000 24448637000 22965861000 23886055000 23509913000 25120962000 23836361000 23761398000 23290856000 25704131000 25095993000 24942490000 25021890000 25166876000 24436209000 24568588000 24395633000 24741054000 23840284000 24262107000 24208912000 25075233000 24649278000 24852983000 584916400000 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT ,105,622,014,750 ,108,057,310,250 ,109,900,743,000 ,111,461,100,500 ,112,697,011,500 ,113,121,304,750 ,113,521,353,500 ,114,187,598,750 ,115,197,730,750 ,116,047,487,750 ,117,103,709,750 ,117,992,589,250 ,118,720,421,500 712373.64533703856 CMA 42,010,951,000 42,782,907,500 43,651,636,500 44,187,165,750 44,567,369,500 44,567,520,250 44,428,561,500 44,789,825,500 45,400,926,250 46,292,908,250 47,074,710,000 47,718,963,750 48,177,026,500 FITB 78,967,138,000 80,056,492,000 81,347,722,250 82,324,395,000 83,563,083,500 84,668,234,500 85,444,112,500 86,526,209,000 87,458,476,750 88,372,477,500 88,805,223,750 89,235,810,250 89,831,875,250 HBAN 38,692,234,000 39,063,713,250 39,565,652,750 39,758,648,250 40,235,616,500 40,839,767,250 41,467,842,250 42,264,802,750 43,374,950,750 44,425,638,750 45,569,799,000 46,411,005,250 47,087,189,500 KEY 53,810,586,500 54,525,156,000 55,225,308,000 55,928,031,750 56,691,862,500 57,101,142,000 57,347,738,250 57,901,088,250 58,343,243,000 58,413,778,250 58,610,301,250 58,718,418,750 58,838,817,500 MTB 59,327,825,750 60,578,020,750 61,934,719,250 62,939,471,750 63,324,012,500 63,250,699,250 62,861,889,500 62,632,519,500 62,676,607,250 63,202,915,750 63,783,166,000 64,470,773,750 65,269,827,250 PNC ,163,403,347,750 ,170,398,534,250 ,177,173,572,500 ,179,808,707,000 ,182,244,365,500 ,185,083,754,250 ,187,658,123,500 ,190,673,891,500 ,193,557,245,250 ,195,593,962,750 ,197,929,139,500 ,199,617,140,500 ,200,732,101,000 RF 74,900,481,250 74,060,491,250 73,343,471,500 72,842,831,500 72,703,654,250 72,992,370,000 73,292,460,000 73,851,819,750 74,334,344,500 74,603,715,000 75,335,618,250 76,015,759,500 76,953,247,000 STI ,119,410,239,000 ,120,586,583,500 ,120,404,857,250 ,119,992,398,000 ,119,399,997,750 ,120,074,392,750 ,121,702,099,250 ,123,815,330,500 ,125,772,160,500 ,127,749,603,250 ,129,087,390,000 ,129,930,996,750 ,130,669,320,500 USB ,203,551,500,000 ,207,239,500,000 ,211,006,750,000 ,214,021,000,000 ,217,075,750,000 ,220,377,250,000 ,223,317,250,000 ,227,290,250,000 ,231,465,000,000 ,235,201,500,000 ,238,514,500,000 ,240,373,500,000 ,241,644,000,000 WFC ,748,718,500,000 ,755,013,000,000 ,761,842,000,000 ,769,795,750,000 ,776,204,500,000 ,783,173,500,000 ,790,927,250,000 ,798,780,250,000 ,806,813,750,000 ,814,615,250,000 ,823,822,500,000 ,832,421,500,000 ,847,120,250,000 ZION 35,887,827,000 36,051,169,000 36,191,903,250 36,503,495,750 36,849,904,250 37,134,759,500 37,516,738,000 37,901,874,250 38,296,980,000 38,710,557,750 39,001,127,500 39,275,857,000 39,390,895,250 BBT 2.3056703716210825E-2 1.7059768984949431E-2 1.4197879444727723E-2 1.1088272002123256E-2 3.7649024082595517E-3 3.5364580605228291E-3 5.868898048330573E-3 8.846249602039169E-3 7.3765081522667586E-3 9.1016360670850283E-3 7.5905323742315733E-3 6.168457312669684E-3 9.7896504374015425E-3 CMA 1.837512557142551E-2 2.0305515701568355E-2 1.2268251386176487E-2 8.6043932337978024E-3 3.3825195808745434E-6 -3.1179376644810963E-3 8.1313458685805529E-3 1.3643740362417889E-2 1.9646779783485169E-2 1.6888153705486797E-2 1.3685772041930777E-2 9.5991763861384971E-3 1.1478035929171071E-2 FITB 1.3795029522280622E-2 1.6128988639672048E-2 1.2006147473907935E-2 1.5046433077339882E-2 1.3225349684469201E-2 9.1637436942186845E-3 1.2664377548540884E-2 1.0774397269618152E-2 1.0450682243331011E-2 4.8968441560326426E-3 4.8486618446248464E-3 6.6796614311013247E-3 1.0800246040633787E-2 HBAN 9.6008736533537142E-3 1.2849252112508758E-2 4.877854567937101E-3 1.1996591207046325E-2 1.5015322307786683E-2 1.5379005373739041E-2 1.9218759808993902E-2 2.6266489555544004E-2 2.422338197121765E-2 2.5754503079598479E-2 1.8459731411148095E-2 1.4569480802185453E-2 1.6498121322590542E-2 KEY 1.3279347921621332E-2 1.2840898612009433E-2 1.2724668733400168E-2 1.3657386575203434E-2 7.2193694465410019E-3 4.3185870082949052E-3 9.6490291838144948E-3 7.6363806512738108E-3 1.2089703344053682E-3 3.3643261211235842E-3 1.844684256762763E-3 2.0504426475209669E-3 7.4720756514636832E-3 MTB 2.1072658304859493E-2 2.2395886877832671E-2 1.6222766683486656E-2 6.1096914115743584E-3 -1.1577480185734901E-3 -6.147121764823793E-3 -3.6487926440709195E-3 7.0391148802495529E-4 8.3972078753513646E-3 9.1807512851969086E-3 1.0780395410287413E-2 1.2394042346979051E-2 7.9860054684868231E-3 PNC 4.2809321818193968E-2 3.9759956151148579E-2 1.487318036667129E-2 1.3545831793340346E-2 1.5580118168317281E-2 1.3909212401876703E-2 1.6070543303711604E-2 1.5121911696022616E-2 1.0522558829401341E-2 1.1938899939282432E-2 8.5283096984312134E-3 5.5854947987294956E-3 1.7293625966708026E-2 RF -1.121474770230535E-2 -9.681541911187308E-3 -6.825965416703772E-3 -1.9106512903743766E-3 3.9711312034911295E-3 4.1112516280812361E-3 7.631886690663725E-3 6.5336880205988379E-3 3.6237690910154718E-3 9.8105469680698221E-3 9.0281498419906292E-3 1.2332804489048055E-2 2.2556852294748353E-3 STI 9.851286705824247E-3 -1.5070188135813956E-3 -3.4256030813075711E-3 -4.9369815077785484E-3 5.6481994364192545E-3 1.3555817045762142E-2 1.7363967121544865E-2 1.5804424154083341E-2 1.5722420145593441E-2 1.0471944459835347E-2 6.5351600183409797E-3 5.6824296624200521E-3 7.5370037827016123E-3 USB 1.8118264910845561E-2 1.8178243047295428E-2 1.4285088036283256E-2 1.4273132075824257E-2 1.5208976589969225E-2 1.3340759992240603E-2 1.7790833444348841E-2 1.8367483866993828E-2 1.6142829369450995E-2 1.4085794520868333E-2 7.7940754126060163E-3 5.2855244026484005E-3 1.4398213656341641E-2 WFC 8.4070314811239832E-3 9.0448773729723264E-3 1.0440156882923324E-2 8.3252603044379203E-3 8.9783040422981575E-3 9.9004243631839461E-3 9.9288524955993829E-3 1.0057209101001163E-2 9.6695179029857581E-3 1.1302575050000652E-2 1.0437928073098179E-2 1.7657821187943901E-2 1.0343088563101954E-2 ZION 4.5514597470612816E-3 3.9037361035365592E-3 8.6094532759892761E-3 9.4897349659996966E-3 7.7301489867507289E-3 1.0286279085771399E-2 1.0265717931020601E-2 1.0424438311253059E-2 1.0799226205303825E-2 7.5062145029414218E-3 7.0441425058800355E-3 2.9289812823181105E-3 7.7915765227021261E-3 BBT 2 5 4 6 10 10 11 9 10 9 8 7 7 CMA 4 3 6 8 11 11 9 5 2 2 2 5 4 FITB 6 6 7 1 4 7 5 6 7 11 11 6 5 HBAN 9 7 10 5 3 1 1 1 1 1 1 2 2 KEY 7 8 5 3 7 8 8 10 12 12 12 12 11 MTB 3 2 1 10 12 12 12 12 9 8 3 3 8 PNC 1 1 2 4 1 2 4 4 6 4 6 9 1 RF 12 12 12 11 9 9 10 11 11 7 5 4 12 STI 8 11 11 12 8 3 3 3 4 6 10 8 10 USB 5 4 3 2 2 4 2 2 3 3 7 10 3 WFC 10 9 8 9 5 6 7 8 8 5 4 1 6 ZION 11 10 9 7 6 5 6 7 5 10 9 11 9 3 4 5 6 7 8 9 10 11 12 13 14 15 PPNR Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 BBT 6.2537048014% RF 0.1475511469311841 STI 4.3831902395% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% STI 1.537248719% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% RF ..728573224% 2 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% HBAN 4.4631776237% MTB 5.6606021098% FITB 2.1385799829% RF -0.5494505495% STI 2.4653074138% 3 KEY 7.9930495222% BBT 9.5676429568% PNC 4.2808941375% MTB 5.1118252228% PNC 1.5331264829% RF -0.2296211251% KEY -0.5568814638% CMA .490797546% RF 4.6460176991% KEY 5.1863857374% HBAN 1.6089496299% HBAN 2.7271690731% BBT .7420239136% 4 CMA 2.3529411765% MTB 0.15426196811855197 BBT .8401221996% STI 1.3852813853% ZION .9791307438% ZION -2.4008733411% HBAN -0.4608553804% USB .4129003459% CMA 1.5873015873% ZION 1.287383291% MTB 1.5112874015% MTB -1.119035595% PNC 1.6797709532% 5 WFC 3.7786570816% PNC 6.8981064022% RF .8643976229% WFC .7431477819% CMA 1.8072289157% KEY -2.2550544323% WFC -2.8481862965% RF 2.9612756264% BBT 2.4257767549% STI 2.4820143885% STI .5616005616% KEY 2.7131782946% MTB 1.7513776103% 6 USB 2.6558384548% KEY 3.8616251006% USB .309182727% CMA 2.4691358025% MTB -0.3527753964% BBT -4.3834169527% PNC -2.636951344% KEY .64% WFC .3759516276% BBT 3.2703693262% CMA .566893424% BBT .9860312243% CMA 1.3353372809% 7 PNC -0.8493518105% HBAN 7.2020619604% WFC ..5597704089% ZION -1.2133298876% HBAN -1.1503530326% USB -3.1622657581% USB -1.4733369984% WFC -1.9114348053% USB .5556790398% USB .3868258179% WFC 1.1627547392% CMA 1.1273957159% HBAN .8403512755% 8 ZION -1.9282091078% FITB 5.6925145675% CMA 1.3767209011% BBT -1.7924766473% WFC -2.9562729644% WFC -3.190843666% BBT -1.684617509% PNC -1.5027083697% PNC -0.3725385844% WFC .9301164206% BBT -0.3276003276% PNC 1.8642803878% KEY 1.1800864684% 9 FITB -1.718061674% WFC 2.4302927993% FITB 2.8837998304% KEY 1.956358164% RF -3.3296337403% HBAN -3.2216919241% STI -2.982791587% ZION -3.4610260403% KEY -1.9077901431% FITB .1284796574% USB -0.2422107233% WFC -0.6144346284% WFC -0.1510149278% 10 HBAN -0.3489912946% CMA 2.4342273308% KEY 2.9434546863% USB -1.4798109524% USB -2.4815699304% STI -4.457435148% ZION -3.5141903172% BBT -2.3595505618% MTB -2.1357989034% HBAN -0.5932104079% KEY -0.6163328197% USB -0.6621785675% USB -0.1020857226% 11 STI -0.21549295774647892 ZION ..7661837007% ZION -1.8032166781% HBAN -1.3060715754% BBT -2.64781491% CMA -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% PNC -4.1488603989% PNC -0.3529630318% STI -0.4188481675% FITB 58548248460899011.5854824846% 12 RF -2.7727546715% USB 3.7310241608% HBAN -1.2062773581% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 RF -2.7484143763% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Sum of PPNR Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,841,000,000 ,915,000,000 ,837,000,000 ,718,000,000 ,787,000,000 ,780,000,000 ,622,000,000 ,741,000,000 ,736,000,000 ,691,000,000 ,932,000,000 1,015,000,000 ,947,000,000 1,034,000,000 ,965,000,000 ,944,000,000 ,844,000,000 ,868,000,000 ,904,000,000 ,860,000,000 ,915,000,000 ,984,000,000 ,892,000,000 ,896,000,000 CMA ,195,000,000 -,425,000,000 ,201,000,000 ,218,000,000 ,188,000,000 ,180,000,000 ,178,000,000 ,179,000,000 ,183,000,000 ,187,000,000 ,196,000,000 ,199,000,000 ,201,000,000 ,203,000,000 ,207,000,000 ,219,000,000 ,216,000,000 ,172,000,000 ,208,000,000 ,223,000,000 ,229,000,000 ,222,000,000 ,213,000,000 ,233,000,000 FITB ,601,000,000 ,540,000,000 ,554,000,000 ,559,000,000 ,629,000,000 ,547,000,000 ,533,000,000 ,613,000,000 ,589,000,000 ,489,000,000 ,559,000,000 ,633,000,000 ,550,000,000 ,616,000,000 ,627,000,000 ,889,000,000 ,648,000,000 ,612,000,000 ,500,000,000 ,691,000,000 ,532,000,000 ,615,000,000 ,550,000,000 ,589,000,000 HBAN ,217,331,000 ,299,331,000 ,235,646,000 ,265,560,000 ,249,720,000 ,242,959,000 ,227,480,000 ,230,339,000 ,229,550,000 ,208,304,000 ,250,271,000 ,240,838,000 ,226,308,000 ,274,975,000 ,238,300,000 ,228,033,000 ,215,177,000 ,244,160,000 ,234,034,000 ,254,205,000 ,257,469,000 ,238,288,000 ,249,866,000 ,281,472,000 KEY 78,000,000 ,147,000,000 ,250,000,000 ,325,000,000 ,371,000,000 ,377,000,000 ,319,000,000 ,319,000,000 ,306,000,000 ,286,000,000 ,281,000,000 ,278,000,000 ,398,000,000 ,334,000,000 ,319,000,000 ,304,000,000 ,329,000,000 ,305,000,000 ,312,000,000 ,312,000,000 ,305,000,000 ,369,000,000 ,304,000,000 ,347,000,000 MTB ,368,727,000 ,396,999,000 ,356,735,000 ,393,265,000 ,394,186,000 ,399,114,000 ,371,314,000 ,404,038,000 ,365,549,000 ,268,535,000 ,376,338,000 ,442,608,000 ,502,911,000 ,513,872,000 ,471,524,000 ,541,313,000 ,495,751,000 ,375,794,000 ,390,760,000 ,461,921,000 ,458,925,000 ,471,311,000 ,417,705,000 ,441,668,000 PNC 1,602,000,000 1,719,000,000 1,748,000,000 1,762,000,000 1,423,000,000 1,341,000,000 1,468,000,000 1,386,000,000 1,333,000,000 ,836,000,000 1,353,000,000 ,952,000,000 1,295,000,000 1,142,000,000 1,556,000,000 1,486,000,000 1,379,000,000 1,457,000,000 1,401,000,000 1,400,000,000 1,358,000,000 1,224,000,000 1,382,000,000 1,500,000,000 RF ,414,000,000 ,457,000,000 ,341,000,000 ,471,000,000 ,438,000,000 ,460,000,000 ,421,000,000 ,496,000,000 ,514,000,000 ,241,000,000 ,426,000,000 ,478,000,000 ,468,000,000 ,479,000,000 ,442,000,000 ,413,000,000 ,408,000,000 ,475,000,000 ,460,000,000 ,465,000,000 ,492,000,000 ,423,000,000 ,440,000,000 ,455,000,000 STI ,436,970,000 ,335,176,000 ,521,811,000 ,611,109,000 ,721,079,000 ,670,000,000 ,607,000,000 ,600,000,000 ,605,000,000 ,245,000,000 ,624,000,000 ,656,000,000 ,146,000,000 ,787,000,000 ,721,000,000 ,688,000,000 ,541,000,000 ,665,000,000 ,643,000,000 ,727,000,000 ,745,000,000 ,734,000,000 ,659,000,000 ,715,000,000 USB 2,223,000,000 2,256,000,000 2,168,000,000 2,111,000,000 2,158,000,000 2,094,000,000 2,109,000,000 2,217,000,000 2,270,000,000 2,098,000,000 2,313,000,000 2,431,000,000 2,512,000,000 2,447,000,000 2,343,000,000 2,329,000,000 2,273,000,000 2,150,000,000 2,209,000,000 2,366,000,000 2,323,000,000 2,185,000,000 2,187,000,000 2,306,000,000 WFC 11,042,000,000 9,737,000,000 9,640,000,000 8,828,000,000 9,080,000,000 8,639,000,000 7,849,000,000 7,799,000,000 7,683,000,000 8,209,000,000 8,504,000,000 8,711,000,000 8,934,000,000 9,044,000,000 8,701,000,000 8,974,000,000 7,880,000,000 7,940,000,000 7,747,000,000 8,352,000,000 8,000,000,000 8,238,000,000 8,123,000,000 8,151,000,000 ZION ,218,480,000 ,173,002,000 ,206,956,000 ,111,434,000 ,108,533,000 89,192,000 ,133,036,000 ,137,470,000 ,177,644,000 ,144,059,000 ,157,270,000 ,155,035,000 ,165,419,000 ,148,823,000 ,145,972,000 ,147,570,000 ,171,370,000 ,134,088,000 ,124,922,000 ,127,567,000 ,107,815,000 ,139,174,000 ,138,593,000 ,151,872,000 Sum of Core EPS (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Grand Total BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 12.496838907116683 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 13.165959239349755 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 7.3571865726606109 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 2.8564099674042343 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 3.6582351680034413 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 43.181669053836764 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 0 0 31.696284876812555 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 1.5730815170227996 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 8.2237345280069558 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 15.958212311382267 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 18.441939314402934 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 1.9118450969246097 Grand Total -1.2868640695498983 7.9670368516252976E-2 2.5509736499862137 3.7390558656994775 4.5020344781356298 5.0010014304746315 6.0464065387633026 7.1903106412908793 7.2462282012593464 5.486886364879628 7.4290975248045878 7.7531691879623548 7.9098290156455171 8.8353178092658968 8.7304621690433866 9.8387984272520974 9.0454297616180916 8.7657333734738412 8.4537169399104073 9.5092129657386124 9.5323569606609908 9.2409480075604513 7.0043690389136026 7.9172519016183109 160.52139655292362 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 Sum of Operating Revenue (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,053,365,000 2,181,713,000 2,027,798,000 1,984,468,000 2,057,263,000 2,075,021,000 1,896,545,000 2,036,678,000 2,014,202,000 1,950,798,000 2,256,169,000 2,372,661,000 2,417,929,000 2,474,543,000 2,394,364,000 2,435,311,000 2,305,625,000 2,341,771,000 2,255,911,000 2,270,986,000 2,286,348,000 2,338,091,000 2,299,308,000 2,327,179,000 CMA ,584,618,000 ,582,169,000 ,599,103,000 ,612,934,000 ,586,979,000 ,615,688,000 ,595,684,000 ,585,499,000 ,607,954,000 ,628,202,000 ,645,318,000 ,642,352,000 ,628,759,000 ,627,132,000 ,614,468,000 ,621,412,000 ,625,566,000 ,636,945,000 ,616,945,000 ,639,366,000 ,628,860,000 ,644,148,000 ,670,786,000 ,683,020,000 FITB 1,705,202,000 1,530,217,000 1,511,840,000 1,490,267,000 1,738,000,000 1,538,057,000 1,451,505,000 1,514,761,000 1,523,742,000 1,465,403,000 1,660,968,000 1,569,710,000 1,568,558,000 1,779,800,000 1,614,733,000 1,933,240,000 1,608,345,000 1,602,885,000 1,450,957,000 1,633,237,000 1,420,271,000 1,524,064,000 1,474,320,000 1,438,576,000 HBAN ,585,377,000 ,613,665,000 ,630,073,000 ,671,908,000 ,671,766,000 ,673,811,000 ,642,905,000 ,658,067,000 ,667,324,000 ,645,981,000 ,702,610,000 ,681,658,000 ,687,318,000 ,730,239,000 ,677,842,000 ,676,165,000 ,672,706,000 ,676,695,000 ,668,616,000 ,712,577,000 ,711,656,000 ,708,420,000 ,701,454,000 ,773,911,000 KEY ,856,800,000 1,072,962,000 1,045,222,000 1,089,793,000 1,117,492,000 1,132,557,000 1,044,709,000 1,020,407,000 1,031,950,000 ,966,192,000 1,018,526,000 1,017,408,000 1,117,865,000 1,064,969,000 1,001,826,000 1,001,096,000 1,030,793,000 1,033,234,000 ,998,204,000 1,023,296,000 ,987,927,000 1,065,863,000 1,005,877,000 1,069,163,000 MTB ,853,228,000 ,843,921,000 ,823,129,000 ,844,983,000 ,845,787,000 ,876,881,000 ,845,972,000 1,004,476,000 ,975,219,000 1,023,132,000 ,991,435,000 1,034,615,000 1,093,492,000 1,120,385,000 1,081,779,000 1,114,649,000 1,135,420,000 1,094,073,000 1,058,393,000 1,108,292,000 1,101,610,000 1,116,397,000 1,085,972,000 1,166,719,000 PNC 3,997,100,000 5,083,671,000 3,777,094,000 3,881,387,000 3,541,473,000 3,891,758,000 3,625,213,000 3,560,538,000 3,497,375,000 3,523,240,000 3,689,595,000 3,567,227,000 4,048,523,000 4,016,788,000 3,938,458,000 4,001,299,000 3,897,445,000 4,067,239,000 3,765,648,000 3,816,225,000 3,838,555,000 3,946,056,000 3,683,861,000 3,852,876,000 RF 1,550,841,000 1,597,816,000 1,537,206,000 1,585,873,000 1,559,054,000 1,697,281,000 1,596,359,000 1,516,021,000 1,567,518,000 ,577,988,000 1,337,107,000 1,359,640,000 1,352,658,000 1,354,935,000 1,296,242,000 1,317,932,000 1,326,738,000 1,366,677,000 1,306,642,000 1,307,961,000 1,320,823,000 1,270,913,000 1,260,096,000 1,395,701,000 STI 1,835,088,000 1,845,293,000 1,872,088,000 2,038,494,000 2,194,822,000 2,202,645,000 2,049,980,000 2,121,780,000 2,148,931,000 1,980,024,000 2,165,211,000 2,192,675,000 1,889,726,000 2,302,331,000 2,131,501,000 2,110,827,000 1,924,039,000 2,076,774,000 2,050,601,000 2,213,940,000 2,051,764,000 2,061,447,000 2,024,313,000 2,076,810,000 USB 4,275,000,000 4,467,000,000 4,295,000,000 4,453,000,000 4,490,000,000 4,678,000,000 4,456,000,000 4,630,000,000 4,737,000,000 5,036,000,000 4,883,000,000 5,034,000,000 5,121,000,000 5,063,000,000 4,820,000,000 4,898,000,000 4,850,000,000 4,844,000,000 4,751,000,000 5,135,000,000 4,935,000,000 5,115,000,000 4,853,000,000 4,990,000,000 WFC 22,400,000,000 22,519,000,000 21,386,000,000 21,246,000,000 20,950,000,000 21,739,000,000 20,413,000,000 20,408,000,000 19,278,000,000 20,599,000,000 21,590,000,000 21,286,000,000 21,170,000,000 22,088,000,000 21,214,000,000 21,535,000,000 20,469,000,000 20,739,000,000 20,560,000,000 21,023,000,000 21,054,000,000 21,316,000,000 21,083,000,000 21,223,000,000 ZION ,771,387,000 ,598,132,000 ,565,994,000 ,502,955,000 ,539,915,000 ,511,535,000 ,542,494,000 ,538,891,000 ,575,378,000 ,562,346,000 ,553,813,000 ,553,753,000 ,565,048,000 ,555,748,000 ,546,353,000 ,561,024,000 ,547,363,000 ,551,723,000 ,522,773,000 ,537,920,000 ,547,246,000 ,575,872,000 ,539,433,000 ,560,042,000 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of EPS after Extra (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.23 0.27 0.27 0.3 0.3 0.3 0.32 0.44 0.52 0.55000000000000004 0.61 0.72 0.66 0.71 0.28999999999999998 0.77 0.37 0.75 0.68 0.57999999999999996 0.7 0.75 0.67 0.62 CMA -0.1 -0.42 -0.46 0.39 0.33 0.53 0.56999999999999995 0.53 0.51 0.48 0.66 0.73 0.61 0.68 0.7 0.76 0.78 0.62 0.73 0.8 0.82 0.8 0.73 0.73 FITB -0.2 -0.2 -0.09 0.16 0.22 0.33 0.1 0.35 0.4 0.33 0.45 0.4 0.38 0.43 0.46 0.65 0.47 0.43 0.36 0.49 0.39 0.43 0.42 0.36 HBAN -0.33 -0.56000000000000005 0.01 0.03 0.1 0.05 0.14000000000000001 0.16 0.16 0.14000000000000001 0.17 0.17 0.19 0.18 0.17 0.17 0.2 0.18 0.17 0.19 0.18 0.19 0.19 0.23 KEY -0.52 -0.3 -0.11 0.03 0.2 0.32 0.19 0.25 0.22 0.2 0.2 0.24 0.23 0.21 0.21 0.22 0.28999999999999998 0.25 0.26 0.24 0.21 0.28000000000000003 0.26 0.27 MTB 0.97 1.04 1.1499999999999999 1.46 1.48 1.59 1.59 2.42 1.32 1.04 1.5 1.71 2.17 2.16 1.98 2.5499999999999998 2.11 1.56 1.61 1.98 1.91 1.92 1.65 1.98 PNC 1 2.17 0.66 1.47 2.0699999999999998 1.5 1.57 1.67 1.55 0.85 1.44 0.98 1.64 1.24 1.74 1.98 1.77 1.87 1.82 1.85 1.79 1.84 1.75 1.88 RF -0.37 -0.51 -0.21 -0.28000000000000003 -0.17 0.03 0.01 0.04 0.08 -0.48 0.11 0.2 0.21 0.18 0.23 0.18 0.2 0.16 0.22 0.21 0.22 0.15 0.16 0.2 STI -0.76 -0.64 -0.46 -0.11 0.17 0.23 0.08 0.33 0.39 0.13 0.46 0.5 1.98 0.65 0.63 0.68 0.33 0.77 0.73 0.72 1.06 0.72 0.78 0.89 USB 0.3 0.3 0.34 0.45 0.45 0.49 0.52 0.6 0.64 0.69 0.67 0.71 0.74 0.72 0.73 0.76 0.76 0.76 0.73 0.78 0.78 0.79 0.76 0.8 WFC 0.56000000000000005 0.08 0.45 0.55000000000000004 0.6 0.61 0.67 0.7 0.72 0.73 0.75 0.82 0.88 0.91 0.92 0.98 0.99 1 1.05 1.01 1.02 1.02 1.04 1.03 ZION -1.43 -1.26 -0.56999999999999995 -0.84 -0.47 -0.62 0.08 0.16 0.35 0.24 0.14000000000000001 0.3 0.34 0.19 0.48 0.3 1.1200000000000001 -0.32 0.41 0.56000000000000005 0.4 0.33 0.37 -0.01 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% RF 2.9612756264% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% STI 2.4653074138% 1 2 KEY 7.9930495222% MTB 0.15426196811855197 STI 4.3831902395% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% RF 4.6460176991% MTB 5.6606021098% FITB 2.1385799829% HBAN 2.7271690731% MTB 1.7513776103% 2 3 BBT 6.2537048014% RF 0.1475511469311841 PNC 4.2808941375% MTB 5.1118252228% CMA 1.8072289157% RF -0.2296211251% HBAN -0.4608553804% STI 1.537248719% HBAN 4.4631776237% KEY 5.1863857374% HBAN 1.6089496299% KEY 2.7131782946% PNC 1.6797709532% 3 4 WFC 3.7786570816% BBT 9.5676429568% KEY 2.9434546863% CMA 2.4691358025% PNC 1.5331264829% KEY -2.2550544323% KEY -0.5568814638% KEY .64% BBT 2.4257767549% BBT 3.2703693262% MTB 1.5112874015% PNC 1.8642803878% CMA 1.3353372809% 4 5 USB 2.6558384548% HBAN 7.2020619604% FITB 2.8837998304% KEY 1.956358164% ZION .9791307438% ZION -2.4008733411% USB -1.4733369984% CMA .490797546% CMA 1.5873015873% STI 2.4820143885% WFC 1.1627547392% CMA 1.1273957159% KEY 1.1800864684% 5 6 CMA 2.3529411765% PNC 6.8981064022% CMA 1.3767209011% STI 1.3852813853% MTB -0.3527753964% USB -3.1622657581% BBT -1.684617509% USB ..4129003459% USB .5556790398% ZION 1.287383291% CMA .566893424% BBT .9860312243% HBAN .8403512755% 6 7 HBAN -0.3489912946% FITB 5.6925145675% RF .8643976229% WFC .7431477819% HBAN -1.1503530326% WFC -3.190843666% PNC -2.636951344% PNC -1.5027083697% WFC .3759516276% WFC .9301164206% STI .5616005616% STI -0.4188481675% BBT .7420239136% 7 8 PNC -0.8493518105% KEY 3.8616251006% BBT .8401221996% USB -1.4798109524% USB -2.4815699304% HBAN -3.2216919241% WFC -2.8481862965% WFC -1.9114348053% PNC -0.3725385844% USB .3868258179% USB -0.2422107233% RF -0.5494505495% RF .728573224% 8 9 FITB -1.718061674% USB 3.7310241608% WFC .5597704089% ZION -1.2133298876% BBT -2.64781491% CMA -3.6686390533% STI -2.982791587% BBT -2.3595505618% KEY -1.9077901431% FITB .1284796574% BBT -0.3276003276% WFC -0.6144346284% FITB 58548248460899011.5854824846% 9 10 ZION -1.9282091078% WFC 2.4302927993% USB .309182727% HBAN -1.3060715754% WFC -2.9562729644% BBT -4.3834169527% ZION -3.5141903172% ZION -3.4610260403% MTB -2.1357989034% HBAN -0.5932104079% PNC -0.3529630318% USB -0.6621785675% USB -0.1020857226% 10 11 RF -2.7727546715% CMA 2.4342273308% HBAN -1.2062773581% BBT -1.7924766473% RF -3.3296337403% STI -4.457435148% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% RF -2.7484143763% KEY -0.6163328197% MTB -1.119035595% WFC -0.1510149278% 11 12 STI -0.21549295774647892 ZION .7661837007% ZION -1.8032166781% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 PNC -4.1488603989% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 12 1 9.5% 2 7.9930495221546494 3 6.3% 4 3.8% 5 2.7% 6 2.4% 7 -0.3% 8 -0.8% 9 -1.7% 10 -1.9% 11 -2.8% 12 -0.21549295774647892 CORE PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 MTB 9.4534868516% Peer8 0.32435667265110713 MTB 5.1851880098% Peer6 0.10798786653185033 Peer8 0.16865926558497013 Peer6 5.6624123674% Peer7 1.3567318757% Peer7 2.9612756264% Peer8 7.9192546584% Peer2 6.9615384615% Peer11 2.737057488% Peer11 4.7364410727% Peer8 2.4653074138% 1 2 Peer5 7.9930495222% MTB 0.15426196811855197 Peer8 4.3831902395% Peer3 0.10552349546578732 Peer3 3.65398956% Peer3 -0.1438848921% Peer2 .1228501229% Peer4 2.8404478383% Peer7 4.6460176991% MTB 5.6606021098% Peer3 2.1385799829% Peer4 2.7271690731% MTB 1.7513776103% 2 3 Peer1 6.2537048014% Peer7 0.1475511469311841 Peer6 4.2808941375% MTB 5.1118252228% Peer2 1.8072289157% Peer7 -0.2296211251% Peer4 -0.4608553804% Peer8 1.537248719% Peer4 4.4631776237% Peer5 5.1863857374% Peer4 1.6089496299% Peer5 2.7131782946% Peer6 1.6797709532% 3 4 Peer10 3.7786570816% Peer1 9.5676429568% Peer5 2.9434546863% Peer2 2.4691358025% Peer6 1.5331264829% Peer5 -2.2550544323% Peer5 -0.5568814638% Peer5 .64% Peer1 2.4257767549% Peer1 3.2703693262% MTB 1.5112874015% Peer6 1.8642803878% Peer2 1.3353372809% 4 5 Peer9 2.6558384548% Peer4 7.2020619604% Peer3 2.8837998304% Peer5 1.956358164% Peer11 .9791307438% Peer11 -2.4008733411% Peer9 -1.4733369984% Peer2 .490797546% Peer2 1.5873015873% Peer8 2.4820143885% Peer10 1.1627547392% Peer2 1.1273957159% Peer5 1.1800864684% 5 6 Peer2 2.3529411765% Peer6 6.8981064022% Peer2 1.3767209011% Peer8 1.3852813853% MTB -0.3527753964% Peer9 -3.1622657581% Peer1 -1.684617509% Peer9 .4129003459% Peer9 .5556790398% Peer11 1.287383291% Peer2 ..566893424% Peer1 .9860312243% Peer4 .8403512755% 6 7 Peer4 -0.3489912946% Peer3 5.6925145675% Peer7 .8643976229% Peer10 .7431477819% Peer4 -1.1503530326% Peer10 -3.190843666% Peer6 -2.636951344% Peer6 -1.5027083697% Peer10 .3759516276% Peer10 ..9301164206% Peer8 .5616005616% Peer8 -0.4188481675% Peer1 .7420239136% 7 8 Peer6 -0.8493518105% Peer5 3.8616251006% Peer1 .8401221996% Peer9 -1.4798109524% Peer9 -2.4815699304% Peer4 -3.2216919241% Peer10 -2.8481862965% Peer10 -1.9114348053% Peer6 -0.3725385844% Peer9 .3868258179% Peer9 -0.2422107233% Peer7 -0.5494505495% Peer7 .728573224% 8 9 Peer3 -1.718061674% Peer9 3.7310241608% Peer10 .5597704089% Peer11 -1.2133298876% Peer1 -2.64781491% Peer2 -3.6686390533% Peer8 -2.982791587% Peer1 -2.3595505618% Peer5 -1.9077901431% Peer3 .1284796574% Peer1 -0.3276003276% Peer10 -0.6144346284% Peer3 58548248460899011.5854824846% 9 10 Peer11 -1.9282091078% Peer10 2.4302927993% Peer9 .309182727% Peer4 -1.3060715754% Peer10 -2.9562729644% Peer1 -4.3834169527% Peer11 -3.5141903172% Peer11 -3.4610260403% MTB -2.1357989034% Peer4 -0.5932104079% Peer6 -0.3529630318% Peer9 -0.6621785675% Peer9 -0.1020857226% 10 11 Peer7 -2.7727546715% Peer2 2.4342273308% Peer4 -1.2062773581% Peer1 -1.7924766473% Peer7 -3.3296337403% Peer8 -4.457435148% MTB -4.2859674949% MTB -4.4018190105% Peer3 -4.7327621379% Peer7 -2.7484143763% Peer5 -0.6163328197% MTB -1.119035595% Peer10 -0.1510149278% 11 12 Peer8 -0.21549295774647892 Peer11 .7661837007% Peer11 -1.8032166781% Peer7 -3.4815211569% Peer5 -5.9225092251% MTB -6.8272302048% Peer3 -4.5749279539% Peer3 -7.4745186863% Peer11 -0.11390866874452232 Peer6 -4.1488603989% Peer7 -1.8695652174% Peer3 -4.2713567839% Peer11 -1.3673851644% 12 3 4 5 6 7 8 9 10 11 12 13 14 15 PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 BBT 6.2537048014% RF 0.1475511469311841 STI 4.3831902395% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% STI 1.537248719% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% RF .728573224% 1 2 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% HBAN 4.4631776237% MTB 5.6606021098% FITB 2.1385799829% RF -0.5494505495% STI 2.4653074138% 2 3 KEY 7.9930495222% BBT 9.5676429568% PNC 4.2808941375% MTB 5.1118252228% PNC 1.5331264829% RF -0.2296211251% KEY -0.5568814638% CMA .490797546% RF 4.6460176991% KEY 5.1863857374% HBAN 1.6089496299% HBAN 2.7271690731% BBT .7420239136% 3 4 CMA 2.3529411765% MTB 0.15426196811855197 BBT .8401221996% STI 1.3852813853% ZION ..9791307438% ZION -2.4008733411% HBAN -0.4608553804% USB .4129003459% CMA 1.5873015873% ZION 1.287383291% MTB 1.5112874015% MTB -1.119035595% PNC 1.6797709532% 4 5 WFC 3.7786570816% PNC 6.8981064022% RF .8643976229% WFC .7431477819% CMA 1.8072289157% KEY -2.2550544323% WFC -2.8481862965% RF 2.9612756264% BBT 2.4257767549% STI 2.4820143885% STI .5616005616% KEY 2.7131782946% MTB 1.7513776103% 5 6 USB 2.6558384548% KEY 3.8616251006% USB .309182727% CMA 2.4691358025% MTB -0.3527753964% BBT -4.3834169527% PNC -2.636951344% KEY .64% WFC .3759516276% BBT 3.2703693262% CMA .566893424% BBT .9860312243% CMA 1.3353372809% 6 7 PNC -0.8493518105% HBAN 7.2020619604% WFC .5597704089% ZION -1.2133298876% HBAN -1.1503530326% USB -3.1622657581% USB -1.4733369984% WFC -1.9114348053% USB .5556790398% USB .3868258179% WFC 1.1627547392% CMA 1.1273957159% HBAN .8403512755% 7 8 ZION -1.9282091078% FITB 5.6925145675% CMA 1.3767209011% BBT -1.7924766473% WFC -2.9562729644% WFC -3.190843666% BBT -1.684617509% PNC -1.5027083697% PNC -0.3725385844% WFC .9301164206% BBT -0.3276003276% PNC 1.8642803878% KEY 1.1800864684% 8 9 FITB -1.718061674% WFC 2.4302927993% FITB 2.8837998304% KEY 1.956358164% RF -3.3296337403% HBAN -3.2216919241% STI -2.982791587% ZION -3.4610260403% KEY -1.9077901431% FITB .1284796574% USB -0.2422107233% WFC -0.6144346284% WFC -0.1510149278% 9 10 HBAN -0.3489912946% CMA 2.4342273308% KEY 2.9434546863% USB -1.4798109524% USB -2.4815699304% STI -4.457435148% ZION -3.5141903172% BBT -2.3595505618% MTB -2.1357989034% HBAN -0.5932104079% KEY -0.6163328197% USB -0.6621785675% USB -0.1020857226% 10 11 STI -0.21549295774647892 ZION .7661837007% ZION -1.8032166781% HBAN -1.3060715754% BBT -2.64781491% CMA -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% PNC -4.1488603989% PNC -0.3529630318% STI -0.4188481675% FITB 58548248460899011.5854824846% 11 12 RF -2.7727546715% USB 3.7310241608% HBAN -1.2062773581% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 RF -2.7484143763% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 ..6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer1 6.2537048014% Peer7 0.1475511469311841 Peer8 4.3831902395% Peer6 0.10798786653185033 Peer8 0.16865926558497013 Peer6 5.6624123674% Peer7 1.3567318757% Peer8 1.537248719% Peer8 7.9192546584% Peer2 6.9615384615% Peer11 2.737057488% Peer11 4.7364410727% Peer7 .728573224% 1 2 MTB 9.4534868516% Peer8 0.32435667265110713 MTB 5.1851880098% Peer3 0.10552349546578732 Peer3 3.65398956% Peer3 -0.1438848921% Peer2 .1228501229% Peer4 2.8404478383% Peer4 4.4631776237% MTB 5.6606021098% Peer3 2.1385799829% Peer7 -0.5494505495% Peer8 2.4653074138% 2 3 Peer5 7.9930495222% Peer1 9.5676429568% Peer6 4.2808941375% MTB 5.1118252228% Peer6 1.5331264829% Peer7 -0.2296211251% Peer5 -0.5568814638% Peer2 .490797546% Peer7 4.6460176991% Peer5 5.1863857374% Peer4 1.6089496299% Peer4 2.7271690731% Peer1 ..7420239136% 3 4 Peer2 2.3529411765% MTB 0.15426196811855197 Peer1 .8401221996% Peer8 1.3852813853% Peer11 .9791307438% Peer11 -2.4008733411% Peer4 -0.4608553804% Peer9 .4129003459% Peer2 1.5873015873% Peer11 1.287383291% MTB 1.5112874015% MTB -1.119035595% Peer6 1.6797709532% 4 5 Peer10 3.7786570816% Peer6 6.8981064022% Peer7 .8643976229% Peer10 .7431477819% Peer2 1.8072289157% Peer5 -2.2550544323% Peer10 -2.8481862965% Peer7 2.9612756264% Peer1 2.4257767549% Peer8 2.4820143885% Peer8 ..5616005616% Peer5 2.7131782946% MTB 1.7513776103% 5 6 Peer9 2.6558384548% Peer5 3.8616251006% Peer9 .309182727% Peer2 2.4691358025% MTB -0.3527753964% Peer1 -4.3834169527% Peer6 -2.636951344% Peer5 .64% Peer10 .3759516276% Peer1 3.2703693262% Peer2 ..566893424% Peer1 .9860312243% Peer2 1.3353372809% 6 7 Peer6 -0.8493518105% Peer4 7.2020619604% Peer10 .5597704089% Peer11 -1.2133298876% Peer4 -1.1503530326% Peer9 -3.1622657581% Peer9 -1.4733369984% Peer10 -1.9114348053% Peer9 .5556790398% Peer9 ..3868258179% Peer10 1.1627547392% Peer2 1.1273957159% Peer4 .8403512755% 7 8 Peer11 -1.9282091078% Peer3 5.6925145675% Peer2 1.3767209011% Peer1 -1.7924766473% Peer10 -2.9562729644% Peer10 -3.190843666% Peer1 -1.684617509% Peer6 -1.5027083697% Peer6 -0.3725385844% Peer10 .9301164206% Peer1 -0.3276003276% Peer6 1.8642803878% Peer5 1.1800864684% 8 9 Peer3 -1.718061674% Peer10 2.4302927993% Peer3 2.8837998304% Peer5 1.956358164% Peer7 -3.3296337403% Peer4 -3.2216919241% Peer8 -2.982791587% Peer11 -3.4610260403% Peer5 -1.9077901431% Peer3 .1284796574% Peer9 -0.2422107233% Peer10 -0.6144346284% Peer10 -0.1510149278% 9 10 Peer4 -0.3489912946% Peer2 2.4342273308% Peer5 2.9434546863% Peer9 -1.4798109524% Peer9 -2.4815699304% Peer8 -4.457435148% Peer11 -3.5141903172% Peer1 -2.3595505618% MTB -2.1357989034% Peer4 -0.5932104079% Peer5 -0.6163328197% Peer9 -0.6621785675% Peer9 -0.1020857226% 10 11 Peer8 -0.21549295774647892 Peer11 .7661837007% Peer11 -1.8032166781% Peer4 -1.3060715754% Peer1 -2.64781491% Peer2 -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% Peer3 -4.7327621379% Peer6 -4.1488603989% Peer6 -0.3529630318% Peer8 -0.4188481675% Peer3 58548248460899011.5854824846% 11 12 Peer7 -2.7727546715% Peer9 3.7310241608% Peer4 -1.2062773581% Peer7 -3.4815211569% Peer5 -5.9225092251% MTB -6.8272302048% Peer3 -4.5749279539% Peer3 -7.4745186863% Peer11 -0.11390866874452232 Peer7 -2.7484143763% Peer7 -1.8695652174% Peer3 -4.2713567839% Peer11 -1.3673851644% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 5,788,000,000 5,879,000,000 5,761,000,000 5,812,000,000 5,891,000,000 5,869,000,000 5,850,000,000 5,783,000,000 5,730,000,000 5,640,000,000 5,570,000,000 5,619,000,000 5,640,000,000 CMA 1,751,000,000 1,747,000,000 1,728,000,000 1,702,000,000 1,681,000,000 1,673,000,000 1,726,000,000 1,713,000,000 1,706,000,000 1,689,000,000 1,631,000,000 1,681,000,000 1,720,000,000 FITB 3,928,000,000 3,980,000,000 4,157,000,000 4,132,000,000 4,216,000,000 4,165,000,000 3,987,000,000 3,959,000,000 3,876,000,000 3,800,000,000 3,723,000,000 3,689,000,000 3,681,000,000 HBAN 1,760,035,000 1,784,086,000 1,801,851,000 1,803,194,000 1,810,834,000 1,813,290,000 1,790,716,000 1,782,706,000 1,788,893,000 1,781,566,000 1,814,770,000 1,829,225,000 1,864,710,000 KEY 2,781,000,000 2,770,000,000 2,757,000,000 2,759,000,000 2,751,000,000 2,761,000,000 2,767,000,000 2,748,000,000 2,752,000,000 2,739,000,000 2,714,000,000 2,727,000,000 2,753,000,000 MTB 2,616,414,000 2,596,425,000 2,499,381,000 2,493,278,000 2,463,996,000 2,506,595,000 2,623,521,000 2,682,891,000 2,759,592,000 2,766,325,000 2,689,474,000 2,685,615,000 2,714,583,000 PNC 9,729,000,000 10,212,000,000 10,245,000,000 10,303,000,000 10,112,000,000 9,891,000,000 9,681,000,000 9,577,000,000 9,500,000,000 9,463,000,000 9,488,000,000 9,573,000,000 9,611,000,000 RF 3,711,000,000 3,730,000,000 3,482,000,000 3,411,000,000 3,455,000,000 3,470,000,000 3,493,000,000 3,462,000,000 3,405,000,000 3,340,000,000 3,316,000,000 3,345,000,000 3,377,000,000 STI 6,401,000,000 6,568,000,000 6,288,000,000 6,104,000,000 5,941,000,000 5,625,000,000 5,513,000,000 5,505,000,000 5,459,000,000 5,308,000,000 5,223,000,000 5,150,000,000 5,127,000,000 USB 10,333,000,000 10,466,000,000 10,376,000,000 10,286,000,000 10,242,000,000 10,198,000,000 10,274,000,000 10,348,000,000 10,344,000,000 10,393,000,000 10,515,000,000 10,636,000,000 10,765,000,000 WFC 48,607,000,000 49,418,000,000 49,536,000,000 49,161,000,000 49,019,000,000 49,009,000,000 48,842,000,000 48,390,000,000 48,329,000,000 48,475,000,000 49,037,000,000 49,596,000,000 49,871,000,000 ZION 1,628,021,000 1,613,993,000 1,596,017,000 1,600,993,000 1,610,733,000 1,586,421,000 1,594,247,000 1,594,962,000 1,589,593,000 1,657,466,000 1,665,292,000 1,664,690,000 1,662,113,000 BBT 1.5722183828611014E-2 -2.0071440721211142E-2 8.8526297517792507E-3 1.3592567102546527E-2 -3.7345102699032351E-3 -3.2373487817345392E-3 -1.1452991452991501E-2 -9.1647933598478781E-3 -1.5706806282722474E-2 -1.2411347517730542E-2 8.7971274685816336E-3 3.7373198077950143E-3 -2.1562339188111457E-3 CMA -2.2844089091947906E-3 -1.0875787063537534E-2 -1.504629629629628E-2 -1.2338425381903662E-2 -4.7590719809637028E-3 3.1679617453675979E-2 -7.5318655851680516E-3 -4.086398131932234E-3 -9.9648300117233246E-3 -3.4339846062759083E-2 3.0656039239730148E-2 2.3200475907198204E-2 -1.4874561786839546E-3 FITB 1.323828920570258E-2 4.4472361809045236E-2 -6.0139523694971997E-3 2.0329138431752103E-2 -1.2096774193548376E-2 -4.2737094837935197E-2 -7.0228241785803558E-3 -2.0964890123768676E-2 -1.9607843137254943E-2 -2.0263157894736872E-2 -9.1324200913242004E-3 -2.1686093792355754E-3 -5.397541982086973E-3 HBAN 1.3665069160556431E-2 9.9574796282242417E-3 7.4534464836428782E-4 4.2369262541912533E-3 1.3562811389669083E-3 -1.2449194557958232E-2 -4.4730711067528794E-3 3.4705666554104564E-3 -4.0958290965418254E-3 1.8637535741027778E-2 7.9651966915916805E-3 1.9398925774576581E-2 4.8259282798830405E-3 KEY -3.9554117224019913E-3 -4.6931407942237824E-3 7.254261878852919E-4 -2.8996013048205871E-3 3.6350418029806875E-3 2.1731256791017728E-3 -6.8666425731839231E-3 1.4556040756914523E-3 -4.7238372093023617E-3 -9.1274187659730055E-3 4.789977892409647E-3 9.534286762009625E-3 -8.4292363105820112E-4 MTB -7.6398459876763081E-3 -3.7376007394783195E-2 -2.4418045908166652E-3 -1.1744378284330947E-2 1.7288583260687052E-2 4.6647344305721594E-2 2.2629893185531991E-2 2.8588936337704318E-2 2.4398534276082184E-3 -2.7780900653393892E-2 -1.4348530604869625E-3 1.0786356197742375E-2 3.0741883612175336E-3 PNC 4.9645390070921946E-2 3.2314923619272129E-3 5.6612981942409935E-3 -1.8538289818499476E-2 -2.1855221518987333E-2 -2.1231422505307851E-2 -1.0742691870674559E-2 -8.0400960634854357E-3 -3.8947368421052841E-3 2.6418683292823708E-3 8.9586846543001641E-3 3.9694975451791681E-3 -1.0163864750217799E-3 RF 5.1199137698734187E-3 -6.6487935656836417E-2 -2.0390580126364188E-2 1.2899442978598685E-2 4.341534008682979E-3 6.6282420749279591E-3 -8.8748926424276897E-3 -1.6464471403812797E-2 -1.9089574155653488E-2 -7.1856287425149379E-3 8.7454764776839777E-3 9.5665171898355883E-3 -7.8286651776396932E-3 STI 2.6089673488517429E-2 -4.2630937880633324E-2 -2.9262086513994867E-2 -2.670380078636958E-2 -5.3189698703921873E-2 -1.9911111111111102E-2 -1.4511155450752655E-3 -8.3560399636694038E-3 -2.7660743725957171E-2 -1.6013564431047511E-2 -1.3976641776756615E-2 -4.4660194174757084E-3 -1.8324488197336564E-2 USB 1.2871382947837073E-2 -8.5992738390980872E-3 -8.6738627602158669E-3 -4.2776589539179621E-3 -4.2960359304823337E-3 7.452441655226405E-3 7.202647459606748E-3 -3.8654812524163695E-4 4.7370456303170716E-3 1.1738670258828021E-2 1.1507370423204932E-2 1.2128619781872851E-2 3.4189541347631192E-3 WFC 1.6684839632151727E-2 2.3877939212433308E-3 -7.5702519379845512E-3 -2.8884685014544109E-3 -2.0400252963137522E-4 -3.407537391091453E-3 -9.2543302895049528E-3 -1.2605910312047941E-3 3.0209604999069661E-3 1.1593604951005698E-2 1.1399555437730635E-2 5.5448020001613862E-3 2.1416331970280922E-3 ZION -8.6165964689645103E-3 -1.113759477271592E-2 3.1177612769788254E-3 6.083724288613368E-3 -1.5093749243356935E-2 4.9331167451767133E-3 4.484875932022625E-4 -3.3662243990766338E-3 4.2698351087353759E-2 4.7216654821276016E-3 -3.614981636853587E-4 -1.5480359706612212E-3 1.7285353425020578E-3 BBT 4 9 1 2 6 7 12 10 9 8 5 9 9 CMA 9 7 10 10 8 2 8 7 8 12 1 1 8 FITB 6 1 7 1 9 12 7 12 11 10 11 11 10 HBAN 5 2 4 5 4 9 5 2 6 1 7 2 1 KEY 10 5 5 7 3 6 6 3 7 7 8 6 6 MTB 11 10 6 9 1 1 1 1 4 11 10 4 3 PNC 1 3 2 11 11 11 11 8 5 5 4 8 7 RF 8 12 11 3 2 4 9 11 10 6 6 5 11 STI 2 11 12 12 12 10 4 9 12 9 12 12 12 USB 7 6 9 8 7 3 2 4 2 2 2 3 2 WFC 3 4 8 6 5 8 10 5 3 3 3 7 4 ZION 12 8 3 4 10 5 3 6 1 4 9 10 5 ppnr LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 3,374,000,000 3,585,000,000 3,928,000,000 3,961,000,000 3,890,000,000 3,787,000,000 3,621,000,000 3,560,000,000 3,476,000,000 3,547,000,000 3,663,000,000 3,651,000,000 3,687,000,000 CMA ,765,000,000 ,783,000,000 ,799,000,000 ,810,000,000 ,830,000,000 ,845,000,000 ,814,000,000 ,815,000,000 ,819,000,000 ,832,000,000 ,882,000,000 ,887,000,000 ,897,000,000 FITB 2,270,000,000 2,231,000,000 2,358,000,000 2,426,000,000 2,682,000,000 2,780,000,000 2,776,000,000 2,649,000,000 2,451,000,000 2,335,000,000 2,338,000,000 2,388,000,000 2,286,000,000 HBAN ,928,963,000 ,925,721,000 ,992,392,000 ,980,421,000 ,967,616,000 ,956,485,000 ,925,670,000 ,921,404,000 ,947,576,000 ,989,868,000 ,983,996,000 ,999,828,000 1,027,095,000 KEY 1,151,000,000 1,243,000,000 1,291,000,000 1,329,000,000 1,355,000,000 1,286,000,000 1,257,000,000 1,250,000,000 1,258,000,000 1,234,000,000 1,298,000,000 1,290,000,000 1,325,000,000 MTB 1,453,030,000 1,590,392,000 1,835,729,000 1,930,915,000 2,029,620,000 2,022,460,000 1,884,382,000 1,803,618,000 1,724,226,000 1,687,400,000 1,782,917,000 1,809,862,000 1,789,609,000 PNC 4,474,000,000 4,436,000,000 4,742,000,000 4,945,000,000 5,479,000,000 5,563,000,000 5,878,000,000 5,723,000,000 5,637,000,000 5,616,000,000 5,383,000,000 5,364,000,000 5,464,000,000 RF 1,659,000,000 1,613,000,000 1,851,000,000 1,867,000,000 1,802,000,000 1,742,000,000 1,738,000,000 1,756,000,000 1,808,000,000 1,892,000,000 1,840,000,000 1,820,000,000 1,810,000,000 STI 2,130,000,000 1,671,000,000 2,213,000,000 2,310,000,000 2,342,000,000 2,737,000,000 2,615,000,000 2,537,000,000 2,576,000,000 2,780,000,000 2,849,000,000 2,865,000,000 2,853,000,000 USB 9,112,000,000 9,354,000,000 9,703,000,000 9,733,000,000 9,631,000,000 9,392,000,000 9,095,000,000 8,961,000,000 8,998,000,000 9,048,000,000 9,083,000,000 9,061,000,000 9,001,000,000 WFC 33,107,000,000 34,358,000,000 35,193,000,000 35,390,000,000 35,653,000,000 34,599,000,000 33,495,000,000 32,541,000,000 31,919,000,000 32,039,000,000 32,337,000,000 32,713,000,000 32,512,000,000 ZION ,634,008,000 ,621,783,000 ,626,547,000 ,615,249,000 ,607,784,000 ,613,735,000 ,599,000,000 ,577,950,000 ,557,947,000 ,494,392,000 ,499,478,000 ,513,149,000 ,537,454,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 7.4202391358684228E-3 CMA 2.3529411764705799E-2 2.0434227330779153E-2 1.3767209011264159E-2 2.4691358024691468E-2 1.8072289156626509E-2 -3.6686390532544411E-2 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 1.3353372808849073E-2 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 5.8548248460899011E-4 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 8.4035127554444866E-3 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 1.180086468381103E-2 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 1.7513776102933587E-2 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 1.6797709532061722E-2 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 7.2857322397716917E-3 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 2.4653074137687137E-2 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 -1.0208572261892757E-3 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 -1.5101492778466508E-3 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 -1.3673851643982937E-2 BBT 3 4 8 11 9 10 6 9 4 4 9 6 7 CMA 6 11 6 4 3 9 2 5 5 1 6 5 4 FITB 9 7 5 2 2 2 12 12 11 9 2 12 9 HBAN 7 5 11 10 7 8 3 2 3 10 3 2 6 KEY 2 8 4 5 12 4 4 4 9 3 11 3 5 MTB 1 2 1 3 6 12 11 11 10 2 4 11 2 PNC 8 6 3 1 4 1 7 7 8 12 10 4 3 RF 11 3 7 12 11 3 1 1 2 11 12 8 8 STI 12 1 2 6 1 11 9 3 1 5 7 7 1 USB 5 9 10 8 8 6 5 6 6 8 8 10 10 WFC 4 10 9 7 10 7 8 8 7 7 5 9 11 ZION 10 12 12 9 5 5 10 10 12 6 1 1 12 3 4 5 6 7 8 9 10 11 12 13 14 15 DILUTED SHARES OUTSTANDING Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 USB -0.327182306% CMA -1.126854639% FITB -1.1699384346% FITB -1.4444687222% FITB -1.5392601286% FITB -1.3252884338% FITB -1.5432614872% FITB -1.4863167329% FITB -1.4340394965% FITB -1.4517618638% FITB -1.1639252881% KEY -1.5861326123% FITB -1.2261589227% 2 FITB -0.2790317288% FITB -0.806764045% CMA -1.1141720907% CMA -0.9836975475% KEY -0.8749335612% KEY -0.8869729814% KEY -0.9357527056% RF -0.4992867332% KEY -0.9480854402% HBAN -0.5071490823% KEY -0.9781857928% FITB -1.621600506% KEY -0.7787530825% 3 KEY -0.2608013609% KEY -0.5613906% KEY -0.739954691% KEY -0.7865625144% USB -0.7202881152% USB -0.6449012495% RF -0.5850026591% KEY -0.4559955072% USB -0.4915346805% USB -0.4939626784% CMA -0.5972621447% RF -0.7979688067% USB -0.5276311922% 4 HBAN -0.1164865469% HBAN -0.4281440259% HBAN -0.5923079306% HBAN -0.6906479263% HBAN -0.6617798455% RF -0.4939142706% USB -0.5273833671% USB -0.4350190321% HBAN -0.3392732435% STI -0.4647259391% RF -0.576992427% PNC -0.6551240056% CMA -0.4952694153% 5 CMA .0181765652% USB -0.4070378151% USB -0.5669083718% USB -0.5966587112% CMA -0.5821322678% HBAN -0.324251324% HBAN -0.1786488154% HBAN -0.2716131739% WFC -0.3324877357% WFC -0.3714950101% HBAN -0.5662112789% WFC -0.615086858% HBAN -0.4262069022% 6 ZION 71735635143288512.7173563514% ZION 8642817914639167.8642817915% PNC .0472589792% RF 0.0000000000% RF -0.3165113417% CMA -0.2385900068% STI -0.1330924376% STI -0.1986045211% RF -0.2867383513% CMA -0.3274939075% USB -0.5377826806% STI -0.6125230279% STI -0.1350655694% 7 PNC .1421127428% PNC 94607379375588607.9460737938% WFC 73357630128034756.7335763013% PNC 47281323877057524.4728132388% STI 69974077153034386.6997407715% STI .0786342387% CMA .0990470604% WFC -0.157368867% STI -0.2614866867% RF -0.3235082674% WFC -0.5151758501% USB -0.5822819908% WFC -0.1142495071% 8 BBT .1510465571% WFC 98686210589815637.9868621059% ZION 9431900804630633.9431900805% WFC 68634820732382806.6863482073% WFC .1217782423% WFC 92737143789167753.9273714379% WFC -93116805720550033.0931168057% CMA -0.1191260196% CMA -0.2282351412% KEY -0.3232318927% STI -0.4759411848% CMA -0.4997413699% PNC 47247940449257619.4724794045% 9 STI .1540316287% BBT .1416728699% BBT .128742743% STI .1052107137% ZION .1851138518% ZION .1022447863% ZION .1992370481% ZION .1659188759% PNC .1397298556% PNC -0.1395348837% PNC -0.4657661854% HBAN -0.4360702433% BBT .287397777% 10 WFC .1705357352% STI .1815839182% STI .1605319905% ZION .1260841767% BBT .218921175% BBT .2624753875% BBT .464122131% PNC .3740065451% MTB .3557495661% MTB .3451648381% BBT .248097053% BBT .2080049195% RF .3890018391% 11 MTB .2857661706% MTB .609701497% MTB .5973042197% BBT .1552012492% PNC .236294896% PNC .3300330033% MTB .4803407526% MTB ..5396719348% BBT .4811351575% BBT .4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 12 RF 3.1028538594% RF 3.466282742% RF 2.5238867856% MTB .6134185304% MTB .7763632278% MTB .5165613766% PNC .5169172932% BBT .5430670908% ZION 1.6945276699% ZION 2.5361404742% ZION 2.3115877651% ZION 2.2314780764% ZION .8122308854% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Date Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) EPS after Extra (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 2015Q2 M&T Bank Corporation 100253 MTB 1,166,719,000 1.98 ,133,116,000 ,696,628,000 66,402,861,000 2015Q1 M&T Bank Corporation 100253 MTB 1,085,972,000 1.65 ,132,769,000 ,686,375,000 65,638,737,000 2014Q4 M&T Bank Corporation 100253 MTB 1,116,397,000 1.92 ,132,278,000 ,666,221,000 65,008,834,000 2014Q3 M&T Bank Corporation 100253 MTB 1,101,610,000 1.91 ,132,128,000 ,665,359,000 64,028,877,000 2014Q2 M&T Bank Corporation 100253 MTB 1,108,292,000 1.98 ,131,828,000 ,667,660,000 63,206,647,000 2014Q1 M&T Bank Corporation 100253 MTB 1,058,393,000 1.61 ,131,126,000 ,690,234,000 62,888,306,000 2013Q4 M&T Bank Corporation 100253 MTB 1,094,073,000 1.56 ,130,464,000 ,743,072,000 62,687,833,000 2013Q3 M&T Bank Corporation 100253 MTB 1,135,420,000 2.11 ,130,265,000 ,658,626,000 61,923,643,000 2013Q2 M&T Bank Corporation 100253 MTB 1,114,649,000 2.5499999999999998 ,129,017,000 ,590,959,000 63,030,296,000 2013Q1 M&T Bank Corporation 100253 MTB 1,081,779,000 1.98 ,128,636,000 ,630,864,000 63,805,786,000 2012Q4 M&T Bank Corporation 100253 MTB 1,120,385,000 2.16 ,127,800,000 ,626,146,000 64,243,072,000 2012Q3 M&T Bank Corporation 100253 MTB 1,093,492,000 2.17 ,126,292,000 ,616,027,000 62,216,896,000 2012Q2 M&T Bank Corporation 100253 MTB 1,034,615,000 1.71 ,125,897,000 ,620,241,000 61,492,133,000 2012Q1 M&T Bank Corporation 100253 MTB ,991,435,000 1.5 ,125,616,000 ,636,967,000 59,786,776,000 2011Q4 M&T Bank Corporation 100253 MTB 1,023,132,000 1.04 ,124,736,000 ,723,190,000 58,816,278,000 2011Q3 M&T Bank Corporation 100253 MTB ,975,219,000 1.32 ,124,860,000 ,636,016,000 57,216,116,000 2011Q2 M&T Bank Corporation 100253 MTB 1,004,476,000 2.42 ,122,796,000 ,539,899,000 57,218,997,000 2011Q1 M&T Bank Corporation 100253 MTB ,845,972,000 1.59 ,119,852,000 ,495,276,000 51,026,405,000 2010Q4 M&T Bank Corporation 100253 MTB ,876,881,000 1.59 ,119,503,000 ,468,503,000 50,542,874,000 2010Q3 M&T Bank Corporation 100253 MTB ,845,787,000 1.48 ,119,155,000 ,480,133,000 49,239,950,000 2010Q2 M&T Bank Corporation 100253 MTB ,844,983,000 1.46 ,118,878,000 ,476,068,000 49,691,049,000 2010Q1 M&T Bank Corporation 100253 MTB ,823,129,000 1.1499999999999999 ,118,256,000 ,489,362,000 50,129,558,000 2009Q4 M&T Bank Corporation 100253 MTB ,843,921,000 1.04 ,117,672,000 ,472,187,000 50,405,903,000 2009Q3 M&T Bank Corporation 100253 MTB ,853,228,000 0.97 ,117,547,064 ,486,046,000 50,755,088,000 2015Q2 BB&T Corporation 100438 BBT 2,327,179,000 0.62 ,734,527,000 1,462,000,000 ,120,844,075,000 2015Q1 BB&T Corporation 100438 BBT 2,299,308,000 0.67 ,731,511,000 1,417,000,000 ,118,441,663,000 2014Q4 BB&T Corporation 100438 BBT 2,338,091,000 0.75 ,730,652,000 1,373,000,000 ,118,410,599,000 2014Q3 BB&T Corporation 100438 BBT 2,286,348,000 0.7 ,729,989,000 1,388,000,000 ,117,185,349,000 2014Q2 BB&T Corporation 100438 BBT 2,270,986,000 0.57999999999999996 ,728,452,000 1,441,000,000 ,117,932,746,000 2014Q1 BB&T Corporation 100438 BBT 2,255,911,000 0.68 ,724,283,000 1,368,000,000 ,114,886,145,000 2013Q4 BB&T Corporation 100438 BBT 2,341,771,000 0.75 ,717,671,000 1,443,000,000 ,114,185,711,000 2013Q3 BB&T Corporation 100438 BBT 2,305,625,000 0.37 ,716,101,000 1,478,000,000 ,113,786,321,000 2013Q2 BB&T Corporation 100438 BBT 2,435,311,000 0.77 ,712,861,000 1,494,000,000 ,113,892,218,000 2013Q1 BB&T Corporation 100438 BBT 2,394,364,000 0.28999999999999998 ,711,020,000 1,435,000,000 ,112,221,164,000 2012Q4 BB&T Corporation 100438 BBT 2,474,543,000 0.71 ,710,190,000 1,462,000,000 ,112,585,516,000 2012Q3 BB&T Corporation 100438 BBT 2,417,929,000 0.66 ,709,875,000 1,500,000,000 ,112,089,148,000 2012Q2 BB&T Corporation 100438 BBT 2,372,661,000 0.72 ,708,454,000 1,415,000,000 ,108,948,574,000 2012Q1 BB&T Corporation 100438 BBT 2,256,169,000 0.61 ,707,369,000 1,384,000,000 ,105,979,734,000 2011Q4 BB&T Corporation 100438 BBT 1,950,798,000 0.55000000000000004 ,706,178,000 1,580,000,000 ,105,211,785,000 2011Q3 BB&T Corporation 100438 BBT 2,014,202,000 0.52 ,705,604,000 1,409,000,000 ,102,347,966,000 2011Q2 BB&T Corporation 100438 BBT 2,036,678,000 0.44 ,704,969,000 1,402,000,000 ,100,869,580,000 2011Q1 BB&T Corporation 100438 BBT 1,896,545,000 0.32 ,704,101,000 1,377,000,000 99,933,713,000 2010Q4 BB&T Corporation 100438 BBT 2,075,021,000 0.3 ,702,781,000 1,417,000,000 ,100,858,816,000 2010Q3 BB&T Corporation 100438 BBT 2,057,263,000 0.3 ,701,535,000 1,398,000,000 99,569,296,000 2010Q2 BB&T Corporation 100438 BBT 1,984,468,000 0.3 ,701,322,000 1,462,000,000 99,824,302,000 2010Q1 BB&T Corporation 100438 BBT 2,027,798,000 0.27 ,698,675,000 1,324,000,000 99,628,590,000 2009Q4 BB&T Corporation 100438 BBT 2,181,713,000 0.27 ,696,038,000 1,352,000,000 ,101,054,587,000 2009Q3 BB&T Corporation 100438 BBT 2,053,365,000 0.23 ,672,457,000 1,305,000,000 ,101,521,050,000 2015Q2 PNC Financial Services Group, Inc. 100406 PNC 3,852,876,000 1.88 ,525,000,000 2,366,000,000 ,202,117,756,000 2015Q1 PNC Financial Services Group, Inc. 100406 PNC 3,683,861,000 1.75 ,529,000,000 2,349,000,000 ,201,594,037,000 2014Q4 PNC Financial Services Group, Inc. 100406 PNC 3,946,056,000 1.84 ,532,000,000 2,539,000,000 ,201,616,754,000 2014Q3 PNC Financial Services Group, Inc. 100406 PNC 3,838,555,000 1.79 ,537,000,000 2,357,000,000 ,197,599,857,000 2014Q2 PNC Financial Services Group, Inc. 100406 PNC 3,816,225,000 1.85 ,539,000,000 2,328,000,000 ,197,657,914,000 2014Q1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648,000 1.82 ,539,000,000 2,264,000,000 ,194,842,033,000 2013Q4 PNC Financial Services Group, Inc. 100406 PNC 4,067,239,000 1.87 ,535,000,000 2,514,000,000 ,192,276,047,000 2013Q3 PNC Financial Services Group, Inc. 100406 PNC 3,897,445,000 1.77 ,534,000,000 2,394,000,000 ,189,452,987,000 2013Q2 PNC Financial Services Group, Inc. 100406 PNC 4,001,299,000 1.98 ,531,000,000 2,405,000,000 ,186,124,499,000 2013Q1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458,000 1.74 ,528,000,000 2,368,000,000 ,182,778,961,000 2012Q4 PNC Financial Services Group, Inc. 100406 PNC 4,016,788,000 1.24 ,528,000,000 2,724,000,000 ,181,978,570,000 2012Q3 PNC Financial Services Group, Inc. 100406 PNC 4,048,523,000 1.64 ,529,000,000 2,615,000,000 ,178,095,432,000 2012Q2 PNC Financial Services Group, Inc. 100406 PNC 3,567,227,000 0.98 ,530,000,000 2,596,000,000 ,176,381,865,000 2012Q1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595,000 1.44 ,529,000,000 2,310,000,000 ,172,238,423,000 2011Q4 PNC Financial Services Group, Inc. 100406 PNC 3,523,240,000 0.85 ,526,000,000 2,691,000,000 ,154,878,417,000 2011Q3 PNC Financial Services Group, Inc. 100406 PNC 3,497,375,000 1.55 ,526,000,000 2,132,000,000 ,150,114,686,000 2011Q2 PNC Financial Services Group, Inc. 100406 PNC 3,560,538,000 1.67 ,527,000,000 2,131,000,000 ,145,828,190,000 2011Q1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213,000 1.57 ,526,000,000 2,107,000,000 ,144,734,365,000 2010Q4 PNC Financial Services Group, Inc. 100406 PNC 3,891,758,000 1.5 ,526,000,000 2,338,000,000 ,145,820,560,000 2010Q3 PNC Financial Services Group, Inc. 100406 PNC 3,541,473,000 2.0699999999999998 ,526,000,000 2,062,000,000 ,144,955,006,000 2010Q2 PNC Financial Services Group, Inc. 100406 PNC 3,881,387,000 1.47 ,527,000,000 2,022,000,000 ,149,084,081,000 2010Q1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094,000 0.66 ,500,327,000 2,000,000,000 ,151,989,199,000 2009Q4 PNC Financial Services Group, Inc. 100406 PNC 5,083,671,000 2.17 ,462,000,000 2,054,000,000 ,152,528,086,000 2009Q3 PNC Financial Services Group, Inc. 100406 PNC 3,997,100,000 1 ,460,929,000 2,191,000,000 ,155,847,654,000 2015Q2 U.S. Bancorp 4047176 USB 4,990,000,000 0.8 1,779,000,000 2,682,000,000 ,243,515,000,000 2015Q1 U.S. Bancorp 4047176 USB 4,853,000,000 0.76 1,789,000,000 2,665,000,000 ,240,142,000,000 2014Q4 U.S. Bancorp 4047176 USB 5,115,000,000 0.79 1,796,000,000 2,804,000,000 ,242,637,000,000 2014Q3 U.S. Bancorp 4047176 USB 4,935,000,000 0.78 1,807,000,000 2,614,000,000 ,240,282,000,000 2014Q2 U.S. Bancorp 4047176 USB 5,135,000,000 0.78 1,821,000,000 2,553,000,000 ,238,433,000,000 2014Q1 U.S. Bancorp 4047176 USB 4,751,000,000 0.73 1,828,000,000 2,544,000,000 ,232,706,000,000 2013Q4 U.S. Bancorp 4047176 USB 4,844,000,000 0.76 1,832,000,000 2,682,000,000 ,229,385,000,000 2013Q3 U.S. Bancorp 4047176 USB 4,850,000,000 0.76 1,843,000,000 2,565,000,000 ,225,336,000,000 2013Q2 U.S. Bancorp 4047176 USB 4,898,000,000 0.76 1,853,000,000 2,557,000,000 ,221,734,000,000 2013Q1 U.S. Bancorp 4047176 USB 4,820,000,000 0.73 1,867,000,000 2,470,000,000 ,216,814,000,000 2012Q4 U.S. Bancorp 4047176 USB 5,063,000,000 0.72 1,880,000,000 2,606,000,000 ,217,625,000,000 2012Q3 U.S. Bancorp 4047176 USB 5,121,000,000 0.74 1,897,000,000 2,609,000,000 ,212,130,000,000 2012Q2 U.S. Bancorp 4047176 USB 5,034,000,000 0.71 1,898,000,000 2,601,000,000 ,209,515,000,000 2012Q1 U.S. Bancorp 4047176 USB 4,883,000,000 0.67 1,910,000,000 2,560,000,000 ,204,757,000,000 2011Q4 U.S. Bancorp 4047176 USB 5,036,000,000 0.69 1,911,000,000 2,696,000,000 ,202,556,000,000 2011Q3 U.S. Bancorp 4047176 USB 4,737,000,000 0.64 1,922,000,000 2,476,000,000 ,197,378,000,000 2011Q2 U.S. Bancorp 4047176 USB 4,630,000,000 0.6 1,929,000,000 2,425,000,000 ,192,021,000,000 2011Q1 U.S. Bancorp 4047176 USB 4,456,000,000 0.52 1,928,000,000 2,314,000,000 ,189,845,000,000 2010Q4 U.S. Bancorp 4047176 USB 4,678,000,000 0.49 1,922,000,000 2,485,000,000 ,188,614,000,000 2010Q3 U.S. Bancorp 4047176 USB 4,490,000,000 0.45 1,920,000,000 2,385,000,000 ,185,794,000,000 2010Q2 U.S. Bancorp 4047176 USB 4,453,000,000 0.45 1,921,000,000 2,377,000,000 ,182,430,000,000 2010Q1 U.S. Bancorp 4047176 USB 4,295,000,000 0.34 1,919,000,000 2,136,000,000 ,182,021,000,000 2009Q4 U.S. Bancorp 4047176 USB 4,467,000,000 0.3 1,917,000,000 2,228,000,000 ,189,676,000,000 2009Q3 U.S. Bancorp 4047176 USB 4,275,000,000 0.3 1,917,000,000 2,053,000,000 ,177,921,000,000 2015Q2 Wells Fargo & Company 100382 WFC 21,223,000,000 1.03 5,220,500,000 12,469,000,000 ,873,443,000,000 2015Q1 Wells Fargo & Company 100382 WFC 21,083,000,000 1.04 5,243,600,000 12,507,000,000 ,845,292,000,000 2014Q4 Wells Fargo & Company 100382 WFC 21,316,000,000 1.02 5,279,200,000 12,647,000,000 ,845,419,000,000 2014Q3 Wells Fargo & Company 100382 WFC 21,054,000,000 1.02 5,310,400,000 12,248,000,000 ,824,327,000,000 2014Q2 Wells Fargo & Company 100382 WFC 21,023,000,000 1.01 5,350,800,000 12,194,000,000 ,814,648,000,000 2014Q1 Wells Fargo & Company 100382 WFC 20,560,000,000 1.05 5,353,300,000 11,948,000,000 ,810,896,000,000 2013Q4 Wells Fargo & Company 100382 WFC 20,739,000,000 1 5,358,600,000 12,085,000,000 ,808,590,000,000 2013Q3 Wells Fargo & Company 100382 WFC 20,469,000,000 0.99 5,381,700,000 12,102,000,000 ,793,121,000,000 2013Q2 Wells Fargo & Company 100382 WFC 21,535,000,000 0.98 5,384,600,000 12,255,000,000 ,782,514,000,000 2013Q1 Wells Fargo & Company 100382 WFC 21,214,000,000 0.92 5,353,500,000 12,400,000,000 ,779,484,000,000 2012Q4 Wells Fargo & Company 100382 WFC 22,088,000,000 0.91 5,338,700,000 12,252,000,000 ,777,575,000,000 2012Q3 Wells Fargo & Company 100382 WFC 21,170,000,000 0.88 5,355,600,000 12,112,000,000 ,765,245,000,000 2012Q2 Wells Fargo & Company 100382 WFC 21,286,000,000 0.82 5,369,900,000 12,397,000,000 ,756,879,000,000 2012Q1 Wells Fargo & Company 100382 WFC 21,590,000,000 0.75 5,337,800,000 12,775,000,000 ,747,669,000,000 2011Q4 Wells Fargo & Company 100382 WFC 20,599,000,000 0.73 5,317,600,000 12,134,000,000 ,750,259,000,000 2011Q3 Wells Fargo & Company 100382 WFC 19,278,000,000 0.72 5,319,200,000 11,301,000,000 ,740,067,000,000 2011Q2 Wells Fargo & Company 100382 WFC 20,408,000,000 0.7 5,331,700,000 11,991,000,000 ,731,028,000,000 2011Q1 Wells Fargo & Company 100382 WFC 20,413,000,000 0.67 5,333,100,000 12,293,000,000 ,729,172,000,000 2010Q4 Wells Fargo & Company 100382 WFC 21,739,000,000 0.61 5,293,800,000 12,806,000,000 ,735,245,000,000 2010Q3 Wells Fargo & Company 100382 WFC 20,950,000,000 0.6 5,273,200,000 11,777,000,000 ,732,500,000,000 2010Q2 Wells Fargo & Company 100382 WFC 21,246,000,000 0.55000000000000004 5,260,800,000 12,248,000,000 ,745,081,000,000 2010Q1 Wells Fargo & Company 100382 WFC 21,386,000,000 0.45 5,225,200,000 11,737,000,000 ,756,307,000,000 2009Q4 Wells Fargo & Company 100382 WFC 22,519,000,000 0.08 4,796,100,000 12,576,000,000 ,758,254,000,000 2009Q3 Wells Fargo & Company 100382 WFC 22,400,000,000 0.56000000000000005 4,706,400,000 11,435,000,000 ,775,924,000,000 2015Q2 Comerica Incorporated 100206 CMA ,683,020,000 0.73 ,182,422,373 ,448,000,000 49,122,655,000 2015Q1 Comerica Incorporated 100206 CMA ,670,786,000 0.73 ,182,270,161 ,457,000,000 48,471,589,000 2014Q4 Comerica Incorporated 100206 CMA ,644,148,000 0.8 ,183,727,722 ,417,000,000 47,998,777,000 2014Q3 Comerica Incorporated 100206 CMA ,628,860,000 0.82 ,185,401,000 ,398,000,000 47,115,085,000 2014Q2 Comerica Incorporated 100206 CMA ,639,366,000 0.8 ,186,108,000 ,409,000,000 47,290,404,000 2014Q1 Comerica Incorporated 100206 CMA ,616,945,000 0.73 ,186,701,477 ,407,000,000 45,894,574,000 2013Q4 Comerica Incorporated 100206 CMA ,636,945,000 0.62 ,186,165,508 ,475,000,000 44,871,570,000 2013Q3 Comerica Incorporated 100206 CMA ,625,566,000 0.78 ,187,103,814 ,415,000,000 43,547,157,000 2013Q2 Comerica Incorporated 100206 CMA ,621,412,000 0.76 ,186,997,834 ,416,000,000 44,846,001,000 2013Q1 Comerica Incorporated 100206 CMA ,614,468,000 0.7 ,187,442,061 ,420,000,000 44,449,518,000 2012Q4 Comerica Incorporated 100206 CMA ,627,132,000 0.68 ,187,953,734 ,422,000,000 45,427,405,000 2012Q3 Comerica Incorporated 100206 CMA ,628,759,000 0.61 ,191,492,428 ,423,000,000 43,546,554,000 2012Q2 Comerica Incorporated 100206 CMA ,642,352,000 0.73 ,194,487,468 ,437,000,000 43,325,186,000 2012Q1 Comerica Incorporated 100206 CMA ,645,318,000 0.66 ,196,020,677 ,446,000,000 42,307,401,000 2011Q4 Comerica Incorporated 100206 CMA ,628,202,000 0.48 ,196,728,883 ,441,000,000 41,952,489,000 2011Q3 Comerica Incorporated 100206 CMA ,607,954,000 0.51 ,191,634,000 ,427,000,000 40,458,728,000 2011Q2 Comerica Incorporated 100206 CMA ,585,499,000 0.53 ,177,602,000 ,404,000,000 38,386,431,000 2011Q1 Comerica Incorporated 100206 CMA ,595,684,000 0.56999999999999995 ,178,425,000 ,415,000,000 38,328,241,000 2010Q4 Comerica Incorporated 100206 CMA ,615,688,000 0.53 ,178,266,000 ,437,000,000 39,333,895,000 2010Q3 Comerica Incorporated 100206 CMA ,586,979,000 0.33 ,177,686,000 ,402,000,000 39,321,566,000 2010Q2 Comerica Incorporated 100206 CMA ,612,934,000 0.39 ,178,432,000 ,397,000,000 39,633,420,000 2010Q1 Comerica Incorporated 100206 CMA ,599,103,000 -0.46 ,155,155,000 ,404,000,000 39,856,818,000 2009Q4 Comerica Incorporated 100206 CMA ,582,169,000 -0.42 ,149,445,000 ,425,000,000 41,174,712,000 2009Q3 Comerica Incorporated 100206 CMA ,584,618,000 -0.1 ,149,431,000 ,399,000,000 42,616,806,000 2015Q2 Fifth Third Bancorp 100260 FITB 1,438,576,000 0.36 ,812,842,540 ,949,000,000 91,410,391,000 2015Q1 Fifth Third Bancorp 100260 FITB 1,474,320,000 0.42 ,818,672,259 ,926,000,000 89,944,310,000 2014Q4 Fifth Third Bancorp 100260 FITB 1,524,064,000 0.43 ,827,831,317 ,918,000,000 88,762,396,000 2014Q3 Fifth Third Bancorp 100260 FITB 1,420,271,000 0.39 ,838,324,420 ,888,000,000 89,210,404,000 2014Q2 Fifth Third Bancorp 100260 FITB 1,633,237,000 0.49 ,848,245,111 ,957,000,000 89,026,131,000 2014Q1 Fifth Third Bancorp 100260 FITB 1,450,957,000 0.36 ,857,923,596 ,960,000,000 88,221,964,000 2013Q4 Fifth Third Bancorp 100260 FITB 1,602,885,000 0.43 ,877,510,663 ,995,000,000 87,031,411,000 2013Q3 Fifth Third Bancorp 100260 FITB 1,608,345,000 0.47 ,888,111,269 ,964,000,000 85,554,401,000 2013Q2 Fifth Third Bancorp 100260 FITB 1,933,240,000 0.65 ,900,625,454 1,040,000,000 85,297,060,000 2013Q1 Fifth Third Bancorp 100260 FITB 1,614,733,000 0.46 ,913,163,262 ,988,000,000 83,893,578,000 2012Q4 Fifth Third Bancorp 100260 FITB 1,779,800,000 0.43 ,925,585,306 1,173,000,000 83,927,899,000 2012Q3 Fifth Third Bancorp 100260 FITB 1,568,558,000 0.38 ,944,820,608 1,015,000,000 81,133,797,000 2012Q2 Fifth Third Bancorp 100260 FITB 1,569,710,000 0.4 ,954,622,463 ,956,000,000 80,342,306,000 2012Q1 Fifth Third Bancorp 100260 FITB 1,660,968,000 0.45 ,957,415,527 1,013,000,000 79,986,887,000 2011Q4 Fifth Third Bancorp 100260 FITB 1,465,403,000 0.33 ,956,348,893 ,996,000,000 78,762,978,000 2011Q3 Fifth Third Bancorp 100260 FITB 1,523,742,000 0.4 ,955,490,439 ,963,000,000 76,776,381,000 2011Q2 Fifth Third Bancorp 100260 FITB 1,514,761,000 0.35 ,955,477,616 ,927,000,000 75,353,008,000 2011Q1 Fifth Third Bancorp 100260 FITB 1,451,505,000 0.1 ,894,841,321 ,919,000,000 74,659,916,000 2010Q4 Fifth Third Bancorp 100260 FITB 1,538,057,000 0.33 ,836,224,575 1,005,000,000 74,487,498,000 2010Q3 Fifth Third Bancorp 100260 FITB 1,738,000,000 0.22 ,797,492,107 ,983,000,000 72,814,812,000 2010Q2 Fifth Third Bancorp 100260 FITB 1,490,267,000 0.16 ,802,254,845 ,948,000,000 72,538,750,000 2010Q1 Fifth Third Bancorp 100260 FITB 1,511,840,000 -0.09 ,790,472,577 ,972,000,000 73,621,534,000 2009Q4 Fifth Third Bancorp 100260 FITB 1,530,217,000 -0.2 ,790,441,911 ,988,000,000 73,029,622,000 2009Q3 Fifth Third Bancorp 100260 FITB 1,705,202,000 -0.2 ,790,334,226 ,898,000,000 74,736,100,000 2015Q2 Huntington Bancshares Incorporated 100307 HBAN ,773,911,000 0.23 ,820,238,000 ,490,905,000 48,143,276,000 2015Q1 Huntington Bancshares Incorporated 100307 HBAN ,701,454,000 0.19 ,823,809,000 ,449,442,000 47,080,917,000 2014Q4 Huntington Bancshares Incorporated 100307 HBAN ,708,420,000 0.19 ,825,338,000 ,468,346,000 47,040,951,000 2014Q3 Huntington Bancshares Incorporated 100307 HBAN ,711,656,000 0.18 ,829,623,000 ,456,017,000 46,083,614,000 2014Q2 Huntington Bancshares Incorporated 100307 HBAN ,712,577,000 0.19 ,834,687,000 ,455,420,000 45,438,539,000 2014Q1 Huntington Bancshares Incorporated 100307 HBAN ,668,616,000 0.17 ,842,677,000 ,434,987,000 43,716,092,000 2013Q4 Huntington Bancshares Incorporated 100307 HBAN ,676,695,000 0.18 ,842,324,000 ,435,142,000 42,464,310,000 2013Q3 Huntington Bancshares Incorporated 100307 HBAN ,672,706,000 0.2 ,841,025,000 ,463,344,000 41,880,862,000 2013Q2 Huntington Bancshares Incorporated 100307 HBAN ,676,165,000 0.17 ,843,840,000 ,449,233,000 40,997,947,000 2013Q1 Huntington Bancshares Incorporated 100307 HBAN ,677,842,000 0.17 ,848,708,000 ,442,997,000 40,528,250,000 2012Q4 Huntington Bancshares Incorporated 100307 HBAN ,730,239,000 0.18 ,853,306,000 ,457,716,000 39,952,010,000 2012Q3 Huntington Bancshares Incorporated 100307 HBAN ,687,318,000 0.19 ,863,588,000 ,460,888,000 39,464,259,000 2012Q2 Huntington Bancshares Incorporated 100307 HBAN ,681,658,000 0.17 ,867,551,000 ,441,593,000 39,090,074,000 2012Q1 Huntington Bancshares Incorporated 100307 HBAN ,702,610,000 0.17 ,869,164,000 ,441,654,000 39,756,268,000 2011Q4 Huntington Bancshares Incorporated 100307 HBAN ,645,981,000 0.14000000000000001 ,868,156,000 ,439,951,000 37,944,252,000 2011Q3 Huntington Bancshares Incorporated 100307 HBAN ,667,324,000 0.16 ,867,633,000 ,436,837,000 37,978,342,000 2011Q2 Huntington Bancshares Incorporated 100307 HBAN ,658,067,000 0.16 ,867,469,000 ,427,258,000 38,046,605,000 2011Q1 Huntington Bancshares Incorporated 100307 HBAN ,642,905,000 0.14000000000000001 ,867,237,000 ,413,755,000 37,100,806,000 2010Q4 Huntington Bancshares Incorporated 100307 HBAN ,673,811,000 0.05 ,760,582,000 ,436,658,000 36,837,444,000 2010Q3 Huntington Bancshares Incorporated 100307 HBAN ,671,766,000 0.1 ,719,567,000 ,427,681,000 36,146,283,000 2010Q2 Huntington Bancshares Incorporated 100307 HBAN ,671,908,000 0.03 ,719,387,000 ,403,583,000 35,556,001,000 2010Q1 Huntington Bancshares Incorporated 100307 HBAN ,630,073,000 0.01 ,718,593,000 ,399,130,000 35,440,494,000 2009Q4 Huntington Bancshares Incorporated 100307 HBAN ,613,665,000 -0.56000000000000005 ,715,336,000 ,321,331,000 35,288,371,000 2009Q3 Huntington Bancshares Incorporated 100307 HBAN ,585,377,000 -0.33 ,589,708,000 ,404,096,000 36,253,849,000 2015Q2 KeyCorp 100334 KEY 1,069,163,000 0.27 ,846,312,000 ,715,000,000 59,426,694,000 2015Q1 KeyCorp 100334 KEY 1,005,877,000 0.26 ,857,122,000 ,675,000,000 59,363,509,000 2014Q4 KeyCorp 100334 KEY 1,065,863,000 0.28000000000000003 ,886,186,000 ,685,000,000 58,852,969,000 2014Q3 KeyCorp 100334 KEY ,987,927,000 0.21 ,874,122,000 ,678,000,000 57,712,098,000 2014Q2 KeyCorp 100334 KEY 1,023,296,000 0.24 ,902,137,000 ,689,000,000 58,945,099,000 2014Q1 KeyCorp 100334 KEY ,998,204,000 0.26 ,891,890,000 ,662,000,000 58,931,039,000 2013Q4 KeyCorp 100334 KEY 1,033,234,000 0.25 ,897,712,000 ,710,000,000 58,066,877,000 2013Q3 KeyCorp 100334 KEY 1,030,793,000 0.28999999999999998 ,908,253,000 ,691,000,000 57,429,957,000 2013Q2 KeyCorp 100334 KEY 1,001,096,000 0.22 ,918,628,000 ,685,000,000 57,176,480,000 2013Q1 KeyCorp 100334 KEY 1,001,826,000 0.21 ,926,051,000 ,681,000,000 56,717,639,000 2012Q4 KeyCorp 100334 KEY 1,064,969,000 0.21 ,930,382,000 ,704,000,000 57,080,492,000 2012Q3 KeyCorp 100334 KEY 1,117,865,000 0.23 ,940,764,000 ,681,000,000 55,792,839,000 2012Q2 KeyCorp 100334 KEY 1,017,408,000 0.24 ,948,087,000 ,693,000,000 54,121,157,000 2012Q1 KeyCorp 100334 KEY 1,018,526,000 0.2 ,953,971,000 ,679,000,000 53,906,744,000 2011Q4 KeyCorp 100334 KEY ,966,192,000 0.2 ,951,684,000 ,717,000,000 54,279,884,000 2011Q3 KeyCorp 100334 KEY 1,031,950,000 0.22 ,950,686,000 ,692,000,000 52,934,561,000 2011Q2 KeyCorp 100334 KEY 1,020,407,000 0.25 ,952,133,000 ,680,000,000 52,761,952,000 2011Q1 KeyCorp 100334 KEY 1,044,709,000 0.19 ,887,836,000 ,701,000,000 53,373,654,000 2010Q4 KeyCorp 100334 KEY 1,132,557,000 0.32 ,900,263,000 ,744,000,000 54,870,465,000 2010Q3 KeyCorp 100334 KEY 1,117,492,000 0.2 ,874,433,000 ,736,000,000 55,912,144,000 2010Q2 KeyCorp 100334 KEY 1,089,793,000 0.03 ,874,664,000 ,769,000,000 57,581,663,000 2010Q1 KeyCorp 100334 KEY 1,045,222,000 -0.11 ,874,386,000 ,785,000,000 59,363,640,000 2009Q4 KeyCorp 100334 KEY 1,072,962,000 -0.3 ,873,268,000 ,871,000,000 59,601,452,000 2009Q3 KeyCorp 100334 KEY ,856,800,000 -0.52 ,839,906,000 ,901,000,000 63,115,286,000 2015Q2 Regions Financial Corporation 100233 RF 1,395,701,000 0.2 1,346,000,000 ,859,000,000 79,034,316,000 2015Q1 Regions Financial Corporation 100233 RF 1,260,096,000 0.16 1,358,000,000 ,840,000,000 77,145,133,000 2014Q4 Regions Financial Corporation 100233 RF 1,270,913,000 0.15 1,377,000,000 ,859,000,000 76,204,322,000 2014Q3 Regions Financial Corporation 100233 RF 1,320,823,000 0.22 1,389,000,000 ,819,000,000 75,429,217,000 2014Q2 Regions Financial Corporation 100233 RF 1,307,961,000 0.21 1,390,000,000 ,827,000,000 75,284,366,000 2014Q1 Regions Financial Corporation 100233 RF 1,306,642,000 0.22 1,390,000,000 ,811,000,000 74,424,568,000 2013Q4 Regions Financial Corporation 100233 RF 1,366,677,000 0.16 1,395,000,000 ,883,000,000 73,276,709,000 2013Q3 Regions Financial Corporation 100233 RF 1,326,738,000 0.2 1,405,000,000 ,884,000,000 74,351,735,000 2013Q2 Regions Financial Corporation 100233 RF 1,317,932,000 0.18 1,418,000,000 ,884,000,000 73,354,267,000 2013Q1 Regions Financial Corporation 100233 RF 1,296,242,000 0.23 1,423,000,000 ,842,000,000 72,187,129,000 2012Q4 Regions Financial Corporation 100233 RF 1,354,935,000 0.18 1,423,000,000 ,860,000,000 72,076,349,000 2012Q3 Regions Financial Corporation 100233 RF 1,352,658,000 0.21 1,423,000,000 ,869,000,000 73,196,872,000 2012Q2 Regions Financial Corporation 100233 RF 1,359,640,000 0.2 1,418,000,000 ,840,000,000 73,910,976,000 2012Q1 Regions Financial Corporation 100233 RF 1,337,107,000 0.11 1,283,000,000 ,913,000,000 74,189,689,000 2011Q4 Regions Financial Corporation 100233 RF ,577,988,000 -0.48 1,259,000,000 1,108,000,000 74,944,428,000 2011Q3 Regions Financial Corporation 100233 RF 1,567,518,000 0.08 1,261,000,000 ,850,000,000 76,556,832,000 2011Q2 Regions Financial Corporation 100233 RF 1,516,021,000 0.04 1,260,000,000 ,879,000,000 78,120,946,000 2011Q1 Regions Financial Corporation 100233 RF 1,596,359,000 0.01 1,259,000,000 ,932,000,000 78,251,328,000 2010Q4 Regions Financial Corporation 100233 RF 1,697,281,000 0.03 1,259,000,000 ,990,000,000 79,679,005,000 2010Q3 Regions Financial Corporation 100233 RF 1,559,054,000 -0.17 1,257,000,000 ,909,000,000 81,234,565,000 2010Q2 Regions Financial Corporation 100233 RF 1,585,873,000 -0.28000000000000003 1,200,000,000 ,891,000,000 82,759,680,000 2010Q1 Regions Financial Corporation 100233 RF 1,537,206,000 -0.21 1,194,000,000 ,984,000,000 84,989,721,000 2009Q4 Regions Financial Corporation 100233 RF 1,597,816,000 -0.51 1,191,000,000 1,207,000,000 87,559,897,000 2009Q3 Regions Financial Corporation 100233 RF 1,550,841,000 -0.37 1,189,000,000 1,199,000,000 90,127,259,000 2015Q2 SunTrust Banks, Inc. 100449 STI 2,076,810,000 0.89 ,522,479,000 1,312,000,000 ,130,721,112,000 2015Q1 SunTrust Banks, Inc. 100449 STI 2,024,313,000 0.78 ,526,837,000 1,280,000,000 ,130,542,130,000 2014Q4 SunTrust Banks, Inc. 100449 STI 2,061,447,000 0.72 ,527,959,000 1,276,000,000 ,131,201,796,000 2014Q3 SunTrust Banks, Inc. 100449 STI 2,051,764,000 1.06 ,533,230,000 1,259,000,000 ,130,212,244,000 2014Q2 SunTrust Banks, Inc. 100449 STI 2,213,940,000 0.72 ,535,486,000 1,335,000,000 ,127,767,817,000 2014Q1 SunTrust Banks, Inc. 100449 STI 2,050,601,000 0.73 ,536,992,000 1,353,000,000 ,127,167,703,000 2013Q4 SunTrust Banks, Inc. 100449 STI 2,076,774,000 0.77 ,537,921,000 1,361,000,000 ,125,850,649,000 2013Q3 SunTrust Banks, Inc. 100449 STI 1,924,039,000 0.33 ,538,850,000 1,410,000,000 ,122,302,473,000 2013Q2 SunTrust Banks, Inc. 100449 STI 2,110,827,000 0.68 ,539,763,000 1,381,000,000 ,119,940,497,000 2013Q1 SunTrust Banks, Inc. 100449 STI 2,131,501,000 0.63 ,539,862,000 1,361,000,000 ,118,714,778,000 2012Q4 SunTrust Banks, Inc. 100449 STI 2,302,331,000 0.65 ,539,618,000 1,473,000,000 ,119,339,823,000 2012Q3 SunTrust Banks, Inc. 100449 STI 1,889,726,000 1.98 ,538,699,000 1,726,000,000 ,119,604,893,000 2012Q2 SunTrust Banks, Inc. 100449 STI 2,192,675,000 0.5 ,537,495,000 1,544,000,000 ,122,310,098,000 2012Q1 SunTrust Banks, Inc. 100449 STI 2,165,211,000 0.46 ,536,407,000 1,545,000,000 ,120,364,615,000 2011Q4 SunTrust Banks, Inc. 100449 STI 1,980,024,000 0.13 ,535,717,000 1,753,000,000 ,120,066,728,000 2011Q3 SunTrust Banks, Inc. 100449 STI 2,148,931,000 0.39 ,535,395,000 1,559,000,000 ,114,899,515,000 2011Q2 SunTrust Banks, Inc. 100449 STI 2,121,780,000 0.33 ,535,416,000 1,539,000,000 ,112,231,935,000 2011Q1 SunTrust Banks, Inc. 100449 STI 2,049,980,000 0.08 ,503,503,000 1,461,000,000 ,112,118,990,000 2010Q4 SunTrust Banks, Inc. 100449 STI 2,202,645,000 0.23 ,499,423,000 1,551,000,000 ,113,000,595,000 2010Q3 SunTrust Banks, Inc. 100449 STI 2,194,822,000 0.17 ,498,802,000 1,494,055,000 ,111,968,548,000 2010Q2 SunTrust Banks, Inc. 100449 STI 2,038,494,000 -0.11 ,498,499,000 1,462,049,000 ,109,769,417,000 2010Q1 SunTrust Banks, Inc. 100449 STI 1,872,088,000 -0.46 ,498,238,000 1,346,243,000 ,110,803,448,000 2009Q4 SunTrust Banks, Inc. 100449 STI 1,845,293,000 -0.64 ,498,082,000 1,510,766,000 ,110,554,844,000 2009Q3 SunTrust Banks, Inc. 100449 STI 1,835,088,000 -0.76 ,497,070,000 1,428,847,000 ,113,463,938,000 2015Q2 Zions Bancorporation 100501 ZION ,560,042,000 -0.01 ,202,887,762 ,403,450,000 39,414,609,000 2015Q1 Zions Bancorporation 100501 ZION ,539,433,000 0.37 ,202,944,209 ,397,461,000 39,560,101,000 2014Q4 Zions Bancorporation 100501 ZION ,575,872,000 0.33 ,203,277,500 ,422,666,000 39,459,353,000 2014Q3 Zions Bancorporation 100501 ZION ,547,246,000 0.4 ,197,271,076 ,438,536,000 39,129,518,000 2014Q2 Zions Bancorporation 100501 ZION ,537,920,000 0.56000000000000005 ,185,286,329 ,406,027,000 38,954,456,000 2014Q1 Zions Bancorporation 100501 ZION ,522,773,000 0.41 ,185,122,844 ,398,063,000 38,461,183,000 2013Q4 Zions Bancorporation 100501 ZION ,551,723,000 -0.32 ,184,208,544 ,414,840,000 38,297,074,000 2013Q3 Zions Bancorporation 100501 ZION ,547,363,000 1.1200000000000001 ,184,742,414 ,370,663,000 37,475,207,000 2013Q2 Zions Bancorporation 100501 ZION ,561,024,000 0.3 ,184,061,623 ,411,396,000 37,374,033,000 2013Q1 Zions Bancorporation 100501 ZION ,546,353,000 0.48 ,183,655,129 ,397,348,000 36,920,638,000 2012Q4 Zions Bancorporation 100501 ZION ,555,748,000 0.19 ,183,456,109 ,407,014,000 36,769,160,000 2012Q3 Zions Bancorporation 100501 ZION ,565,048,000 0.34 ,183,382,650 ,394,975,000 36,335,786,000 2012Q2 Zions Bancorporation 100501 ZION ,553,753,000 0.3 ,183,136,631 ,401,656,000 35,988,399,000 2012Q1 Zions Bancorporation 100501 ZION ,553,813,000 0.14000000000000001 ,182,963,828 ,392,372,000 35,674,268,000 2011Q4 Zions Bancorporation 100501 ZION ,562,346,000 0.24 ,182,823,190 ,424,990,000 36,206,223,000 2011Q3 Zions Bancorporation 100501 ZION ,575,378,000 0.35 ,182,857,702 ,409,003,000 35,682,418,000 2011Q2 Zions Bancorporation 100501 ZION ,538,891,000 0.16 ,182,728,185 ,416,241,000 35,682,547,000 2011Q1 Zions Bancorporation 100501 ZION ,542,494,000 0.08 ,181,997,687 ,408,330,000 35,289,481,000 2010Q4 Zions Bancorporation 100501 ZION ,511,535,000 -0.62 ,178,097,851 ,442,801,000 35,387,601,000 2010Q3 Zions Bancorporation 100501 ZION ,539,915,000 -0.47 ,172,864,619 ,456,044,000 36,101,326,000 2010Q2 Zions Bancorporation 100501 ZION ,502,955,000 -0.84 ,161,810,017 ,430,355,000 36,510,427,000 2010Q1 Zions Bancorporation 100501 ZION ,565,994,000 -0.56999999999999995 ,151,073,384 ,389,126,000 37,504,449,000 2009Q4 Zions Bancorporation 100501 ZION ,598,132,000 -1.26 ,139,858,788 ,443,353,000 38,728,078,000 2009Q3 Zions Bancorporation 100501 ZION ,771,387,000 -1.43 ,127,581,404 ,434,707,000 39,895,948,000 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE NONINTEREST EXPENSE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 ZION -0.8616596469% RF -6.6487935657% STI -2.9262086514% STI -2.6703800786% STI -5.3189698704% FITB -4.2737094838% BBT -1.1452991453% FITB -2.9648901238% STI -2.7660743726% CMA -3.4339846063% STI -1.3976641777% STI -0.4466019417% STI -1.8324488197% 1 2 MTB -0.7639845988% STI -4.2630937881% RF -2.3905801264% PNC -1.8538289818% PNC -2.1855221519% PNC -2.1231422505% PNC -1.7426918707% RF -1.6464471404% FITB -1.9607843137% MTB -2.7780900653% FITB -0.9132420091% FITB -0.2168609379% RF -0.7828665178% 2 3 KEY -0.3955411722% MTB -3.7376007395% CMA -1.5046296296% CMA -1.2338425382% ZION -1.5093749243% STI -1.9911111111% WFC -0.925433029% BBT -0.916479336% RF -1.9089574156% FITB -2.2631578947% MTB -0.143485306% ZION -0.1548035971% FITB -0.5397541982% 3 4 CMA -0.2284408909% BBT -2.7144072121% USB -0.867386276% MTB -1.1744378284% FITB -1.2096774194% HBAN -1.2449194558% RF -0.8874892642% STI -0.8356039964% BBT -1.5706806283% STI -1.6013564431% ZION .0361498164% BBT .3737319808% BBT -0.2156233919% 4 5 RF .511991377% ZION -1.1137594773% WFC -0.7570251938% USB -0.4277658954% CMA -0.4759071981% WFC -0.3407537391% CMA -0.7531865585% PNC -0.8040096063% CMA -0.9964830012% BBT -1.2411347518% KEY .4789977892% PNC .3969497545% CMA -0.1487456179% 5 6 USB 1.2871382948% CMA -1.8757870635% FITB -0.6013952369% KEY -0.2899601305% USB -0.429603593% BBT -0.3237348782% FITB -0.7022824179% CMA -0.4086398132% KEY -0.4723837209% KEY -0.9127418766% HBAN .7965196692% WFC .5544802% PNC -0.1016386475% 6 7 FITB 1.3238289206% USB -0.8599273839% MTB -0.2441804591% WFC -0.2888468501% BBT -0.373451027% KEY ..2173125679% KEY -0.6866642573% ZION -0.3366224399% HBAN -0.4095829097% RF -0.7185628743% RF .8745476478% KEY .9534286762% KEY .0842923631% 7 8 HBAN 1.3665069161% KEY -0.4693140794% KEY 7254261878852919.7254261879% HBAN .4236926254% WFC .020400253% ZION .4933116745% HBAN -0.4473071107% WFC -0.1260591031% PNC -0.3894736842% PNC .2641868329% BBT .8797127469% RF .956651719% ZION .1728535343% 8 9 BBT 1.5722183829% WFC .2387793921% HBAN 74534464836428782.7453446484% ZION .6083724289% HBAN ..1356281139% RF .6628242075% STI -0.1451115545% USB .0386548125% MTB .2439853428% ZION .4721665482% PNC .8958684654% MTB 1.7863561977% WFC .2141633197% 9 10 WFC 1.6684839632% PNC .3231492362% ZION .3117761277% RF 1.2899442979% KEY .3635041803% USB ..7452441655% ZION 4484875932022625.4484875932% KEY .1455604076% WFC .30209605% WFC 1.1593604951% WFC 1.1399555438% USB 1.2128619782% MTB .3074188361% 10 11 STI 2.6089673489% HBAN .9957479628% PNC .5661298194% BBT 1.3592567103% RF .4341534009% CMA 3.1679617454% USB .720264746% HBAN .3470566655% USB .473704563% USB 1.1738670259% USB 1.1507370423% HBAN 1.9398925775% USB .3418954135% 11 12 PNC 4.9645390071% FITB 4.4472361809% BBT .8852629752% FITB 2.3291384318% MTB 1.7288583261% MTB 4.6647344306% MTB 2.2629893186% MTB 2.8588936338% ZION 4.2698351087% HBAN 1.8637535741% CMA 3.6560392397% CMA 2.3200475907% HBAN .482592828% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% CORE NONINTEREST EXPENSE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer11 -0.8616596469% Peer7 -6.6487935657% Peer8 -2.9262086514% Peer8 -2.6703800786% Peer8 -5.3189698704% Peer3 -4.2737094838% Peer1 -1.1452991453% Peer3 -2.9648901238% Peer8 -2.7660743726% Peer2 -3.4339846063% Peer8 -1.3976641777% Peer8 -0.4466019417% Peer8 -1.8324488197% 1 2 MTB -0.7639845988% Peer8 -4.2630937881% Peer7 -2.3905801264% Peer6 -1.8538289818% Peer6 -2.1855221519% Peer6 -2.1231422505% Peer6 -1.7426918707% Peer7 -1.6464471404% Peer3 -1.9607843137% MTB -2.7780900653% Peer3 -0.9132420091% Peer3 -0.2168609379% Peer7 -0.7828665178% 2 3 Peer5 -0.3955411722% MTB -3.7376007395% Peer2 -1.5046296296% Peer2 -1.2338425382% Peer11 -1.5093749243% Peer8 -1.9911111111% Peer10 -0.925433029% Peer1 -0.916479336% Peer7 -1.9089574156% Peer3 -2.2631578947% MTB -0.143485306% Peer11 -0.1548035971% Peer3 -0.5397541982% 3 4 Peer2 -0.2284408909% Peer1 -2.7144072121% Peer9 -0.867386276% MTB -1.1744378284% Peer3 -1.2096774194% Peer4 -1.2449194558% Peer7 -0.8874892642% Peer8 -0.8356039964% Peer1 -1.5706806283% Peer8 -1.6013564431% Peer11 .0361498164% Peer1 .3737319808% Peer1 -0.2156233919% 4 5 Peer7 .511991377% Peer11 -1.1137594773% Peer10 -0.7570251938% Peer9 -0.4277658954% Peer2 -0.4759071981% Peer10 -0.3407537391% Peer2 -0.7531865585% Peer6 -0.8040096063% Peer2 -0.9964830012% Peer1 -1.2411347518% Peer5 .4789977892% Peer6 .3969497545% Peer2 -0.1487456179% 5 6 Peer9 1.2871382948% Peer2 -1.8757870635% Peer3 -0.6013952369% Peer5 -0.2899601305% Peer9 -0.429603593% Peer1 -0.3237348782% Peer3 -0.7022824179% Peer2 -0.4086398132% Peer5 -0.4723837209% Peer5 -0.9127418766% Peer4 .7965196692% Peer10 .5544802% Peer6 -0.1016386475% 6 7 Peer3 1.3238289206% Peer9 -0.8599273839% MTB -0.2441804591% Peer10 -0.2888468501% Peer1 -0.373451027% Peer5 .2173125679% Peer5 -0.6866642573% Peer11 -0.3366224399% Peer4 -0.4095829097% Peer7 -0.7185628743% Peer7 .8745476478% Peer5 .9534286762% Peer5 .0842923631% 7 8 Peer4 1.3665069161% Peer5 -0.4693140794% Peer5 7254261878852919.7254261879% Peer4 .4236926254% Peer10 .020400253% Peer11 .4933116745% Peer4 -0.4473071107% Peer10 -0.1260591031% Peer6 -0.3894736842% Peer6 .2641868329% Peer1 .8797127469% Peer7 .956651719% Peer11 .1728535343% 8 9 Peer1 1.5722183829% Peer10 .2387793921% Peer4 74534464836428782.7453446484% Peer11 .6083724289% Peer4 ..1356281139% Peer7 .6628242075% Peer8 -0.1451115545% Peer9 .0386548125% MTB .2439853428% Peer11 .4721665482% Peer6 .8958684654% MTB 1.7863561977% Peer10 .2141633197% 9 10 Peer10 1.6684839632% Peer6 .3231492362% Peer11 .3117761277% Peer7 1.2899442979% Peer5 .3635041803% Peer9 .7452441655% Peer11 4484875932022625.4484875932% Peer5 .1455604076% Peer10 .30209605% Peer10 1.1593604951% Peer10 1.1399555438% Peer9 1.2128619782% MTB .3074188361% 10 11 Peer8 2.6089673489% Peer4 .9957479628% Peer6 .5661298194% Peer1 1.3592567103% Peer7 .4341534009% Peer2 3.1679617454% Peer9 .720264746% Peer4 .3470566655% Peer9 .473704563% Peer9 1.1738670259% Peer9 1.1507370423% Peer4 1.9398925775% Peer9 .3418954135% 11 12 Peer6 4.9645390071% Peer3 4.4472361809% Peer1 .8852629752% Peer3 2.3291384318% MTB 1.7288583261% MTB 4.6647344306% MTB 2.2629893186% MTB 2.8588936338% Peer11 4.2698351087% Peer4 1.8637535741% Peer2 3.6560392397% Peer2 2.3200475907% Peer4 .482592828% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 9,162,000,000 9,464,000,000 9,689,000,000 9,773,000,000 9,781,000,000 9,656,000,000 9,471,000,000 9,343,000,000 9,206,000,000 9,187,000,000 9,233,000,000 9,270,000,000 9,327,000,000 189674.67999590488 CMA 2,516,000,000 2,530,000,000 2,527,000,000 2,512,000,000 2,511,000,000 2,518,000,000 2,540,000,000 2,528,000,000 2,525,000,000 2,521,000,000 2,513,000,000 2,568,000,000 2,617,000,000 FITB 6,198,000,000 6,211,000,000 6,515,000,000 6,558,000,000 6,898,000,000 6,945,000,000 6,763,000,000 6,608,000,000 6,327,000,000 6,135,000,000 6,061,000,000 6,077,000,000 5,967,000,000 HBAN 2,688,998,000 2,709,807,000 2,794,243,000 2,783,615,000 2,778,450,000 2,769,775,000 2,716,386,000 2,704,110,000 2,736,469,000 2,771,434,000 2,798,766,000 2,829,053,000 2,891,805,000 KEY 3,932,000,000 4,013,000,000 4,048,000,000 4,088,000,000 4,106,000,000 4,047,000,000 4,024,000,000 3,998,000,000 4,010,000,000 3,973,000,000 4,012,000,000 4,017,000,000 4,078,000,000 MTB 4,069,444,000 4,186,817,000 4,335,110,000 4,424,193,000 4,493,616,000 4,529,055,000 4,507,903,000 4,486,509,000 4,483,818,000 4,453,725,000 4,472,391,000 4,495,477,000 4,504,192,000 PNC 14,203,000,000 14,648,000,000 14,987,000,000 15,248,000,000 15,591,000,000 15,454,000,000 15,559,000,000 15,300,000,000 15,137,000,000 15,079,000,000 14,871,000,000 14,937,000,000 15,075,000,000 RF 5,370,000,000 5,343,000,000 5,333,000,000 5,278,000,000 5,257,000,000 5,212,000,000 5,231,000,000 5,218,000,000 5,213,000,000 5,232,000,000 5,156,000,000 5,165,000,000 5,187,000,000 STI 8,531,000,000 8,239,000,000 8,501,000,000 8,414,000,000 8,283,000,000 8,362,000,000 8,128,000,000 8,042,000,000 8,035,000,000 8,088,000,000 8,072,000,000 8,015,000,000 7,980,000,000 USB 19,445,000,000 19,820,000,000 20,079,000,000 20,019,000,000 19,873,000,000 19,590,000,000 19,369,000,000 19,309,000,000 19,342,000,000 19,441,000,000 19,598,000,000 19,697,000,000 19,766,000,000 WFC 81,714,000,000 83,776,000,000 84,729,000,000 84,551,000,000 84,672,000,000 83,608,000,000 82,337,000,000 80,931,000,000 80,248,000,000 80,514,000,000 81,374,000,000 82,309,000,000 82,383,000,000 ZION 2,262,029,000 2,235,776,000 2,222,564,000 2,216,242,000 2,218,517,000 2,200,156,000 2,193,247,000 2,172,912,000 2,147,540,000 2,151,858,000 2,164,770,000 2,177,839,000 2,199,567,000 BBT 3.2962235319799138E-2 2.3774302620456433E-2 8.6696253483331542E-3 8.1858180701943617E-4 -1.2779879357938895E-2 -1.9159072079536044E-2 -1.3514940344208637E-2 -1.4663384351921271E-2 -2.0638713882250581E-3 5.0070752149777853E-3 4.0073648868190759E-3 6.1488673139158401E-3 1.4885171001250974E-3 CMA 5.56438791732905E-3 -1.1857707509881354E-3 -5.9358923624851512E-3 -3.9808917197448057E-4 2.7877339705295601E-3 8.7370929308976386E-3 -4.7244094488189115E-3 -1.1867088607594445E-3 -1.5841584158415856E-3 -3.1733439111463202E-3 2.1886191802626298E-2 1.9080996884735191E-2 3.2852416756301572E-3 FITB 2.0974507905775486E-3 4.8945419417163016E-2 6.6001534919417626E-3 5.1845074717901785E-2 6.8135691504784823E-3 -2.6205903527717789E-2 -2.2918823007541E-2 -4.2524213075060491E-2 -3.0346135609293556E-2 -1.206193969030156E-2 2.6398284111532888E-3 -1.8101036695738038E-2 -3.160193611872586E-3 HBAN 7.7385702778507426E-3 3.1159414674181596E-2 -3.8035346245834933E-3 -1.8555008505127812E-3 -3.1222444168511609E-3 -1.9275572925598672E-2 -4.5192399018401108E-3 1.1966598991904887E-2 1.277741498259255E-2 9.8620425382671684E-3 1.0821554928136079E-2 2.2181274087123892E-2 6.0777484439911156E-3 KEY 2.0600203458799538E-2 8.721654622476871E-3 9.8814229249011287E-3 4.4031311154599795E-3 -1.436921578178274E-2 -5.6832221398567251E-3 -6.4612326043738122E-3 3.0015007503751967E-3 -9.2269326683291908E-3 9.8162597533351104E-3 1.2462612163508524E-3 1.5185461787403431E-2 3.0428258472652292E-3 MTB 2.8842515095428345E-2 3.5419030733848667E-2 2.0549190216626601E-2 1.5691675295358865E-2 7.8865216787549208E-3 -4.6702899390711483E-3 -4.7458873893249098E-3 -5.9979819498856557E-4 -6.7114677714393833E-3 4.1910984625228576E-3 5.1618921512006644E-3 1.9386151903346693E-3 8.4943857777894927E-3 PNC 3.1331408857283582E-2 2.3143091206990762E-2 1.7415093080670019E-2 2.2494753410283286E-2 -8.7871207748059232E-3 6.7943574479099045E-3 -1.6646314030464682E-2 -1.0653594771241837E-2 -3.8316707405694483E-3 -1.379401817096626E-2 4.4381682469234462E-3 9.2388029724843612E-3 4.9777256430678651E-3 RF -5.0279329608938772E-3 -1.8716077110237928E-3 -1.0313144571535759E-2 -3.9787798408488229E-3 -8.5600152178048061E-3 3.6454336147351274E-3 -2.4851844771553999E-3 -9.5822154082025879E-4 3.6447343180510128E-3 -1.4525993883792054E-2 1.7455391776570739E-3 4.2594385285577019E-3 -2.8851975569781363E-3 STI -3.4228109248622629E-2 3.1799975725209428E-2 -1.0234090107046234E-2 -1.5569289279771859E-2 9.5376071471688917E-3 -2.7983735948337696E-2 -1.058070866141736E-2 -8.7043024123356627E-4 6.5961418792781501E-3 -1.9782393669633969E-3 -7.0614469772051214E-3 -4.366812227074246E-3 -5.5485642443948713E-3 USB 1.9285163281049122E-2 1.306760847628663E-2 -2.9881966233378243E-3 -7.2930715819971015E-3 -1.4240426709606013E-2 -1.1281265952016284E-2 -3.0977334916619803E-3 1.7090475943859484E-3 5.1183952021507384E-3 8.0757162697391305E-3 5.0515358710072622E-3 3.5030715337360796E-3 1.365374805438524E-3 WFC 2.5234353966272716E-2 1.1375572956455304E-2 -2.1008155413140273E-3 1.4310889285755746E-3 -1.2566137566137559E-2 -1.5201894555544881E-2 -1.7076162600046185E-2 -8.4392877883628925E-3 3.3147243545010863E-3 1.0681372183719562E-2 1.1490156561063669E-2 8.9905113657073876E-4 6.7971082677731332E-4 ZION -1.1605952001499498E-2 -5.9093576458464359E-3 -2.8444625216641484E-3 1.0265124476478427E-3 -8.2762494044444912E-3 -3.1402318744671032E-3 -9.2716415433373722E-3 -1.1676496793243341E-2 2.0106726766440097E-3 6.0003959369065996E-3 6.0371309654143612E-3 9.9768623851441696E-3 -2.3307525112215011E-3 BBT 1 5 4 7 10 9 9 11 8 6 8 6 6 CMA 8 10 10 8 4 1 4 7 7 9 1 2 4 FITB 9 1 5 1 3 11 12 12 12 10 9 12 11 HBAN 7 4 9 9 5 10 3 1 1 2 3 1 2 KEY 5 9 3 4 12 6 6 2 11 3 11 3 5 MTB 3 2 1 3 2 5 5 4 10 7 5 9 1 PNC 2 6 2 2 8 2 10 9 9 11 7 5 3 RF 10 11 12 10 7 3 1 6 4 12 10 7 10 STI 12 3 11 12 1 12 8 5 2 8 12 11 12 USB 6 7 8 11 11 7 2 3 3 4 6 8 7 WFC 4 8 6 5 9 8 11 8 5 1 2 10 8 ZION 11 12 7 6 6 4 7 10 6 5 4 4 9 Sum of Operating Revenue (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,053,365 2,181,713 2,027,798 1,984,468 2,057,263 2,075,021 1,896,545 2,036,678 2,014,202 1,950,798 2,256,169 2,372,661 2,417,929 2,474,543 2,394,364 2,435,311 2,305,625 2,341,771 2,255,911 2,270,986 2,286,348 2,338,091 2,299,308 2,327,179 CMA ,584,618 ,582,169 ,599,103 ,612,934 ,586,979 ,615,688 ,595,684 ,585,499 ,607,954 ,628,202 ,645,318 ,642,352 ,628,759 ,627,132 ,614,468 ,621,412 ,625,566 ,636,945 ,616,945 ,639,366 ,628,860 ,644,148 ,670,786 ,683,020 FITB 1,705,202 1,530,217 1,511,840 1,490,267 1,738,000 1,538,057 1,451,505 1,514,761 1,523,742 1,465,403 1,660,968 1,569,710 1,568,558 1,779,800 1,614,733 1,933,240 1,608,345 1,602,885 1,450,957 1,633,237 1,420,271 1,524,064 1,474,320 1,438,576 HBAN ,585,377 ,613,665 ,630,073 ,671,908 ,671,766 ,673,811 ,642,905 ,658,067 ,667,324 ,645,981 ,702,610 ,681,658 ,687,318 ,730,239 ,677,842 ,676,165 ,672,706 ,676,695 ,668,616 ,712,577 ,711,656 ,708,420 ,701,454 ,773,911 KEY ,856,800 1,072,962 1,045,222 1,089,793 1,117,492 1,132,557 1,044,709 1,020,407 1,031,950 ,966,192 1,018,526 1,017,408 1,117,865 1,064,969 1,001,826 1,001,096 1,030,793 1,033,234 ,998,204 1,023,296 ,987,927 1,065,863 1,005,877 1,069,163 MTB ,853,228 ,843,921 ,823,129 ,844,983 ,845,787 ,876,881 ,845,972 1,004,476 ,975,219 1,023,132 ,991,435 1,034,615 1,093,492 1,120,385 1,081,779 1,114,649 1,135,420 1,094,073 1,058,393 1,108,292 1,101,610 1,116,397 1,085,972 1,166,719 PNC 3,997,100 5,083,671 3,777,094 3,881,387 3,541,473 3,891,758 3,625,213 3,560,538 3,497,375 3,523,240 3,689,595 3,567,227 4,048,523 4,016,788 3,938,458 4,001,299 3,897,445 4,067,239 3,765,648 3,816,225 3,838,555 3,946,056 3,683,861 3,852,876 RF 1,550,841 1,597,816 1,537,206 1,585,873 1,559,054 1,697,281 1,596,359 1,516,021 1,567,518 ,577,988 1,337,107 1,359,640 1,352,658 1,354,935 1,296,242 1,317,932 1,326,738 1,366,677 1,306,642 1,307,961 1,320,823 1,270,913 1,260,096 1,395,701 STI 1,835,088 1,845,293 1,872,088 2,038,494 2,194,822 2,202,645 2,049,980 2,121,780 2,148,931 1,980,024 2,165,211 2,192,675 1,889,726 2,302,331 2,131,501 2,110,827 1,924,039 2,076,774 2,050,601 2,213,940 2,051,764 2,061,447 2,024,313 2,076,810 USB 4,275,000 4,467,000 4,295,000 4,453,000 4,490,000 4,678,000 4,456,000 4,630,000 4,737,000 5,036,000 4,883,000 5,034,000 5,121,000 5,063,000 4,820,000 4,898,000 4,850,000 4,844,000 4,751,000 5,135,000 4,935,000 5,115,000 4,853,000 4,990,000 WFC 22,400,000 22,519,000 21,386,000 21,246,000 20,950,000 21,739,000 20,413,000 20,408,000 19,278,000 20,599,000 21,590,000 21,286,000 21,170,000 22,088,000 21,214,000 21,535,000 20,469,000 20,739,000 20,560,000 21,023,000 21,054,000 21,316,000 21,083,000 21,223,000 ZION ,771,387 ,598,132 ,565,994 ,502,955 ,539,915 ,511,535 ,542,494 ,538,891 ,575,378 ,562,346 ,553,813 ,553,753 ,565,048 ,555,748 ,546,353 ,561,024 ,547,363 ,551,723 ,522,773 ,537,920 ,547,246 ,575,872 ,539,433 ,560,042 Sum of Core EPS (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 1.62 1.75 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of Total Noninterest Expense (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000 1,352,000 1,324,000 1,462,000 1,398,000 1,417,000 1,377,000 1,402,000 1,409,000 1,580,000 1,384,000 1,415,000 1,500,000 1,462,000 1,435,000 1,494,000 1,478,000 1,443,000 1,368,000 1,441,000 1,388,000 1,373,000 1,417,000 1,462,000 CMA ,399,000 ,425,000 ,404,000 ,397,000 ,402,000 ,437,000 ,415,000 ,404,000 ,427,000 ,441,000 ,446,000 ,437,000 ,423,000 ,422,000 ,420,000 ,416,000 ,415,000 ,475,000 ,407,000 ,409,000 ,398,000 ,417,000 ,457,000 ,448,000 FITB ,898,000 ,988,000 ,972,000 ,948,000 ,983,000 1,005,000 ,919,000 ,927,000 ,963,000 ,996,000 1,013,000 ,956,000 1,015,000 1,173,000 ,988,000 1,040,000 ,964,000 ,995,000 ,960,000 ,957,000 ,888,000 ,918,000 ,926,000 ,949,000 HBAN ,404,096 ,321,331 ,399,130 ,403,583 ,427,681 ,436,658 ,413,755 ,427,258 ,436,837 ,439,951 ,441,654 ,441,593 ,460,888 ,457,716 ,442,997 ,449,233 ,463,344 ,435,142 ,434,987 ,455,420 ,456,017 ,468,346 ,449,442 ,490,905 KEY ,901,000 ,871,000 ,785,000 ,769,000 ,736,000 ,744,000 ,701,000 ,680,000 ,692,000 ,717,000 ,679,000 ,693,000 ,681,000 ,704,000 ,681,000 ,685,000 ,691,000 ,710,000 ,662,000 ,689,000 ,678,000 ,685,000 ,675,000 ,715,000 MTB ,486,046 ,472,187 ,489,362 ,476,068 ,480,133 ,468,503 ,495,276 ,539,899 ,636,016 ,723,190 ,636,967 ,620,241 ,616,027 ,626,146 ,630,864 ,590,959 ,658,626 ,743,072 ,690,234 ,667,660 ,665,359 ,666,221 ,686,375 ,696,628 PNC 2,191,000 2,054,000 2,000,000 2,022,000 2,062,000 2,338,000 2,107,000 2,131,000 2,132,000 2,691,000 2,310,000 2,596,000 2,615,000 2,724,000 2,368,000 2,405,000 2,394,000 2,514,000 2,264,000 2,328,000 2,357,000 2,539,000 2,349,000 2,366,000 RF 1,199,000 1,207,000 ,984,000 ,891,000 ,909,000 ,990,000 ,932,000 ,879,000 ,850,000 1,108,000 ,913,000 ,840,000 ,869,000 ,860,000 ,842,000 ,884,000 ,884,000 ,883,000 ,811,000 ,827,000 ,819,000 ,859,000 ,840,000 ,859,000 STI 1,428,847 1,510,766 1,346,243 1,462,049 1,494,055 1,551,000 1,461,000 1,539,000 1,559,000 1,753,000 1,545,000 1,544,000 1,726,000 1,473,000 1,361,000 1,381,000 1,410,000 1,361,000 1,353,000 1,335,000 1,259,000 1,276,000 1,280,000 1,312,000 USB 2,053,000 2,228,000 2,136,000 2,377,000 2,385,000 2,485,000 2,314,000 2,425,000 2,476,000 2,696,000 2,560,000 2,601,000 2,609,000 2,606,000 2,470,000 2,557,000 2,565,000 2,682,000 2,544,000 2,553,000 2,614,000 2,804,000 2,665,000 2,682,000 WFC 11,435,000 12,576,000 11,737,000 12,248,000 11,777,000 12,806,000 12,293,000 11,991,000 11,301,000 12,134,000 12,775,000 12,397,000 12,112,000 12,252,000 12,400,000 12,255,000 12,102,000 12,085,000 11,948,000 12,194,000 12,248,000 12,647,000 12,507,000 12,469,000 ZION ,434,707 ,443,353 ,389,126 ,430,355 ,456,044 ,442,801 ,408,330 ,416,241 ,409,003 ,424,990 ,392,372 ,401,656 ,394,975 ,407,014 ,397,348 ,411,396 ,370,663 ,414,840 ,398,063 ,406,027 ,438,536 ,422,666 ,397,461 ,403,450 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 3 4 5 6 7 8 9 10 11 12 13 14 15 EPS 2015Q2 Actuals vs 2015Q1 Actuals Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 STI 1.0743243243243246 RF 16.499999999999996 ZION 0.35051546391752586 PNC 0.17857142857142838 ZION 0.59541984732824416 PNC 9.3610698366% BBT 0.17889908256880749 ZION 0.17218543046357615 STI 0.28627450980392166 ZION 0.61904761904761907 FITB 3.5928143713% HBAN 5.3333333333% STI 7.3074270219% 2 MTB 0.15260323159784561 MTB 0.17445482866043616 RF 0.17142857142857149 FITB 0.14970059880239517 KEY 6.8965517241% STI 5.2401746725% KEY 5.1546391753% RF 3.9473684211% BBT 0.13865546218487368 CMA 6.6060606061% HBAN 2.7397260274% STI 5.1829268293% PNC 3.4723069345% 3 BBT 5.8333333333% STI 0.16938110749185653 MTB 6.3660477454% MTB 0.10473815461346625 CMA 6.1818181818% KEY 4.3010752688% STI 4.1493775934% HBAN 2.7777777778% RF 2.5316455696% MTB 5.9915014164% STI 1.5479876161% KEY 3.303030303% WFC 2.6013101773% 4 WFC 5.298013245% CMA 8.6451612903% PNC 5.6603773585% STI 4.7872340426% FITB 4.6875% WFC 2.3684210526% WFC 3.3419023136% KEY 1.9607843137% CMA 1.3651877133% KEY 3.125% USB .974025974% BBT 1.4814814815% MTB 2.4645497519% 5 HBAN 4.6875% PNC 7.9429735234% WFC 5.5952380952% WFC 4.5325779037% WFC 2.9810298103% BBT 1.8691588785% PNC 1.8695652174% STI 1.593625498% WFC .7407407407% HBAN 1.3888888889% MTB .539083558% USB .6430868167% CMA 2.1718240055% 6 CMA 4.2016806723% FITB 6.4102564103% STI 4.7353760446% BBT 2.1008403361% PNC 1.9696969697% USB 1.3468013468% CMA 1.4895104895% CMA 1.384083045% USB .6600660066% USB .9836065574% CMA 0.0000000000% WFC .488997555% HBAN 1.7701918241% 7 USB 3.6900369004% BBT 6.2992125984% USB 2.1126760563% USB 1.724137931% HBAN 1.4084507042% HBAN 0.0000000000% HBAN 0.0000000000% WFC .7462686567% PNC .2735978112% WFC .4901960784% KEY 0.0000000000% PNC .4149377593% KEY 1.4320360944% 8 PNC 1.867219917% HBAN 5.9701492537% CMA 1.4925373134% CMA 1.1029411765% USB .6779661017% FITB 0.0000000000% USB 0.0000000000% USB .6644518272% HBAN -2.7027027027% BBT 0.0000000000% WFC -0.243902439% MTB 0.0000000000% USB 1.2079404574% 9 KEY 1.1627906977% WFC 5.6603773585% KEY 1.1363636364% ZION 0.0000000000% MTB -0.6772009029% CMA -2.5479452055% RF -1.2987012987% PNC -1.747311828% MTB -2.7548209366% FITB 0.0000000000% BBT -0.36900369% RF -1.3513513514% BBT 1.1101939432% 10 ZION -0.9708737864% KEY 1.1494252874% FITB .6024096386% HBAN 0.0000000000% RF -1.25% RF -2.5316455696% ZION -4.4303797468% MTB -7.2796934866% FITB -4.5714285714% PNC -0.4092769441% PNC -0.9589041096% CMA -2.2222222222% ZION .4729389593% 11 FITB -1.2658227848% USB 1.6761565836% HBAN 0.0000000000% KEY -2.2471910112% BBT -0.11934156378600824 MTB -6.8181818182% MTB -4.512195122% BBT -7.3929961089% KEY -7.6923076923% RF -1.2345679012% ZION -2.3529411765% FITB -7.5144508671% FITB .1048781438% 12 RF n/m ZION -4.9019607843% BBT -0.11851851851851858 RF -2.4390243902% STI -0.41878172588832485 ZION -0.2440191387559808 FITB -4.9751243781% FITB -8.3769633508% ZION -0.40677966101694918 STI -1.5243902439% RF -7.5% ZION -0.34337349397590367 RF n/m 1 3.3% RF n/m 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 ..6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% 3 4 5 6 7 8 9 10 11 12 13 14 15 DILUTED SHARES OUTSTANDING Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 USB -0.327182306% CMA -1.126854639% FITB -1.1699384346% FITB -1.4444687222% FITB -1.5392601286% FITB -1.3252884338% FITB -1.5432614872% FITB -1.4863167329% FITB -1.4340394965% FITB -1.4517618638% FITB -1.1639252881% KEY -1.5861326123% FITB -1.2261589227% 1 2 FITB -0.2790317288% FITB -0.806764045% CMA -1.1141720907% CMA -0.9836975475% KEY -0.8749335612% KEY -0.8869729814% KEY -0.9357527056% RF -0.4992867332% KEY -0.9480854402% HBAN -0.5071490823% KEY -0.9781857928% FITB -1.621600506% KEY -0.7787530825% 2 3 KEY -0.2608013609% KEY -0.5613906% KEY -0.739954691% KEY -0.7865625144% USB -0.7202881152% USB -0.6449012495% RF -0.5850026591% KEY -0.4559955072% USB -0.4915346805% USB -0.4939626784% CMA -0.5972621447% RF -0.7979688067% USB -0.5276311922% 3 4 HBAN -0.1164865469% HBAN -0.4281440259% HBAN -0.5923079306% HBAN -0.6906479263% HBAN -0.6617798455% RF -0.4939142706% USB -0.5273833671% USB -0.4350190321% HBAN -0.3392732435% STI -0.4647259391% RF -0.576992427% PNC -0.6551240056% CMA -0.4952694153% 4 5 CMA .0181765652% USB -0.4070378151% USB -0.5669083718% USB -0.5966587112% CMA -0.5821322678% HBAN -0.324251324% HBAN -0.1786488154% HBAN -0.2716131739% WFC -0.3324877357% WFC -0.3714950101% HBAN -0.5662112789% WFC -0.615086858% HBAN -0.4262069022% 5 6 ZION 71735635143288512.7173563514% ZION 8642817914639167.8642817915% PNC .0472589792% RF 0.0000000000% RF -0.3165113417% CMA -0.2385900068% STI -0.1330924376% STI -0.1986045211% RF -0.2867383513% CMA -0.3274939075% USB -0.5377826806% STI -0.6125230279% STI -0.1350655694% 6 7 PNC .1421127428% PNC 94607379375588607.9460737938% WFC 73357630128034756.7335763013% PNC 47281323877057524.4728132388% STI 69974077153034386.6997407715% STI .0786342387% CMA .0990470604% WFC -0.157368867% STI -0.2614866867% RF -0.3235082674% WFC -0.5151758501% USB -0.5822819908% WFC -0.1142495071% 7 8 BBT .1510465571% WFC 98686210589815637.9868621059% ZION 9431900804630633.9431900805% WFC 68634820732382806.6863482073% WFC .1217782423% WFC 92737143789167753.9273714379% WFC -93116805720550033.0931168057% CMA -0.1191260196% CMA -0.2282351412% KEY -0.3232318927% STI -0.4759411848% CMA -0.4997413699% PNC 47247940449257619.4724794045% 8 9 STI .1540316287% BBT .1416728699% BBT .128742743% STI .1052107137% ZION .1851138518% ZION .1022447863% ZION .1992370481% ZION .1659188759% PNC .1397298556% PNC -0.1395348837% PNC -0.4657661854% HBAN -0.4360702433% BBT .287397777% 9 10 WFC .1705357352% STI .1815839182% STI .1605319905% ZION ..1260841767% BBT .218921175% BBT .2624753875% BBT .464122131% PNC .3740065451% MTB .3557495661% MTB .3451648381% BBT .248097053% BBT .2080049195% RF .3890018391% 10 11 MTB .2857661706% MTB .609701497% MTB .5973042197% BBT .1552012492% PNC ..236294896% PNC .3300330033% MTB .4803407526% MTB .5396719348% BBT .4811351575% BBT .4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 11 12 RF 3.1028538594% RF 3.466282742% RF 2.5238867856% MTB .6134185304% MTB .7763632278% MTB ..5165613766% PNC .5169172932% BBT .5430670908% ZION 1.6945276699% ZION 2.5361404742% ZION 2.3115877651% ZION 2.2314780764% ZION .8122308854% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% DILUTED SHARES OUTSTANDING Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer9 -0.327182306% Peer2 -1.126854639% Peer3 -1.1699384346% Peer3 -1.4444687222% Peer3 -1.5392601286% Peer3 -1.3252884338% Peer3 -1.5432614872% Peer3 -1.4863167329% Peer3 -1.4340394965% Peer3 -1.4517618638% Peer3 -1.1639252881% Peer5 -1.5861326123% Peer3 -1.2261589227% 1 2 Peer3 -0.2790317288% Peer3 -0.806764045% Peer2 -1.1141720907% Peer2 -0.9836975475% Peer5 -0.8749335612% Peer5 -0.8869729814% Peer5 -0.9357527056% Peer7 -0.4992867332% Peer5 -0.9480854402% Peer4 -0.5071490823% Peer5 -0.9781857928% Peer3 -1.621600506% Peer5 -0.7787530825% 2 3 Peer5 -0.2608013609% Peer5 -0.5613906% Peer5 -0.739954691% Peer5 -0.7865625144% Peer9 -0.7202881152% Peer9 -0.6449012495% Peer7 -0.5850026591% Peer5 -0.4559955072% Peer9 -0.4915346805% Peer9 -0.4939626784% Peer2 -0.5972621447% Peer7 -0.7979688067% Peer9 -0.5276311922% 3 4 Peer4 -0.1164865469% Peer4 -0.4281440259% Peer4 -0.5923079306% Peer4 -0.6906479263% Peer4 -0.6617798455% Peer7 -0.4939142706% Peer9 -0.5273833671% Peer9 -0.4350190321% Peer4 -0.3392732435% Peer8 -0.4647259391% Peer7 -0.576992427% Peer6 -0.6551240056% Peer2 -0.4952694153% 4 5 Peer2 .0181765652% Peer9 -0.4070378151% Peer9 -0.5669083718% Peer9 -0.5966587112% Peer2 -0.5821322678% Peer4 -0.324251324% Peer4 -0.1786488154% Peer4 -0.2716131739% Peer10 -0.3324877357% Peer10 -0.3714950101% Peer4 -0.5662112789% Peer10 -0.615086858% Peer4 -0.4262069022% 5 6 Peer11 71735635143288512.7173563514% Peer11 8642817914639167.8642817915% Peer6 .0472589792% Peer7 0.0000000000% Peer7 -0.3165113417% Peer2 -0.2385900068% Peer8 -0.1330924376% Peer8 -0.1986045211% Peer7 -0.2867383513% Peer2 -0.3274939075% Peer9 -0.5377826806% Peer8 -0.6125230279% Peer8 -0.1350655694% 6 7 Peer6 .1421127428% Peer6 94607379375588607.9460737938% Peer10 73357630128034756.7335763013% Peer6 47281323877057524.4728132388% Peer8 69974077153034386.6997407715% Peer8 .0786342387% Peer2 .0990470604% Peer10 -0.157368867% Peer8 -0.2614866867% Peer7 -0.3235082674% Peer10 -0.5151758501% Peer9 -0.5822819908% Peer10 -0.1142495071% 7 8 Peer1 ..1510465571% Peer10 98686210589815637.9868621059% Peer11 9431900804630633.9431900805% Peer10 68634820732382806.6863482073% Peer10 .1217782423% Peer10 92737143789167753.9273714379% Peer10 -93116805720550033.0931168057% Peer2 -0.1191260196% Peer2 -0.2282351412% Peer5 -0.3232318927% Peer8 -0.4759411848% Peer2 -0.4997413699% Peer6 47247940449257619.4724794045% 8 9 Peer8 .1540316287% Peer1 .1416728699% Peer1 .128742743% Peer8 .1052107137% Peer11 .1851138518% Peer11 .1022447863% Peer11 ..1992370481% Peer11 .1659188759% Peer6 .1397298556% Peer6 -0.1395348837% Peer6 -0.4657661854% Peer4 -0.4360702433% Peer1 .287397777% 9 10 Peer10 .1705357352% Peer8 .1815839182% Peer8 .1605319905% Peer11 .1260841767% Peer1 .218921175% Peer1 ..2624753875% Peer1 .464122131% Peer6 .3740065451% MTB .3557495661% MTB .3451648381% Peer1 .248097053% Peer1 .2080049195% Peer7 .3890018391% 10 11 MTB .2857661706% MTB .609701497% MTB .5973042197% Peer1 .1552012492% Peer6 .236294896% Peer6 ..3300330033% MTB .4803407526% MTB .5396719348% Peer1 .4811351575% Peer1 .4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 11 12 Peer7 3.1028538594% Peer7 3.466282742% Peer7 2.5238867856% MTB .6134185304% MTB .7763632278% MTB ..5165613766% Peer6 .5169172932% Peer1 .5430670908% Peer11 1.6945276699% Peer11 2.5361404742% Peer11 2.3115877651% Peer11 2.2314780764% Peer11 .8122308854% 12 eps LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 2.4000000000000004 2.54 2.7 2.38 2.4300000000000002 2.14 2.1800000000000002 2.5700000000000003 2.3800000000000003 2.71 2.71 2.6999999999999997 2.74 CMA 2.38 2.48 2.68 2.7199999999999998 2.75 2.92 2.8600000000000003 2.89 2.9299999999999997 2.97 3.1500000000000004 3.15 3.08 FITB 1.58 1.56 1.66 1.67 1.92 2.0099999999999998 2.0100000000000002 1.9100000000000001 1.7499999999999998 1.67 1.67 1.73 1.6 HBAN 0.64000000000000012 0.67000000000000015 0.71 0.71000000000000008 0.71000000000000008 0.72 0.72 0.72000000000000008 0.74 0.72 0.73 0.75 0.79 KEY 0.8600000000000001 0.87 0.88 0.8899999999999999 0.87 0.92999999999999994 0.97 1.02 1.04 0.96 0.99 0.99 1.02 MTB 5.57 6.42 7.54 8.02 8.86 8.8000000000000007 8.1999999999999993 7.830000000000001 7.26 7.0600000000000005 7.42 7.4599999999999991 7.4600000000000009 PNC 4.82 4.91 5.3 5.6000000000000005 6.6 6.73 7.36 7.44 7.3100000000000005 7.330000000000001 7.3 7.23 7.26 RF -8.9999999999999969E-2 4.0000000000000008E-2 0.7 0.82000000000000006 0.8 0.79 0.77000000000000013 0.76 0.78999999999999992 0.80999999999999994 0.8 0.74 0.73 STI 1.48 3.0700000000000003 3.59 3.76 3.94 2.29 2.41 2.5099999999999998 2.5499999999999998 3.28 3.2299999999999995 3.2800000000000002 3.45 USB 2.71 2.8099999999999996 2.84 2.9 2.95 2.9699999999999998 3.01 3.0100000000000002 3.0300000000000002 3.05 3.08 3.1100000000000003 3.13 WFC 3.02 3.1799999999999997 3.36 3.53 3.69 3.8 3.8899999999999997 4.0199999999999996 4.05 4.08 4.0999999999999996 4.09 4.1100000000000003 ZION 1.03 1.02 0.97 1.31 1.31 2.09 1.58 1.51 1.77 1.05 1.7000000000000002 1.6600000000000001 1.0900000000000001 BBT 5.8333333333333126E-2 6.2992125984252079E-2 -0.11851851851851858 2.1008403361344685E-2 -0.11934156378600824 1.8691588785046731E-2 0.17889908256880749 -7.3929961089494123E-2 0.13865546218487368 0 -3.6900369003690647E-3 1.4814814814815058E-2 1.1101939431822361E-2 CMA 4.2016806722689148E-2 8.0645161290322731E-2 1.4925373134328179E-2 1.1029411764706065E-2 6.1818181818181772E-2 -2.0547945205479312E-2 1.0489510489510412E-2 1.3840830449826758E-2 1.3651877133106005E-2 6.0606060606060552E-2 0 -2.2222222222222143E-2 2.1718240055186078E-2 FITB -1.2658227848101222E-2 6.4102564102564097E-2 6.0240963855422436E-3 0.14970059880239517 4.6875E-2 0 -4.9751243781094523E-2 -8.3769633507853603E-2 -4.5714285714285596E-2 0 3.5928143712574911E-2 -7.5144508670520138E-2 1.048781437592794E-3 HBAN 4.6875E-2 5.9701492537313161E-2 0 0 1.408450704225328E-2 0 0 2.7777777777777679E-2 -2.7027027027027084E-2 1.388888888888884E-2 2.7397260273972712E-2 5.3333333333333455E-2 1.7701918240652814E-2 KEY 1.1627906976743985E-2 1.1494252873563315E-2 1.1363636363636243E-2 -2.2471910112359494E-2 6.8965517241379226E-2 4.3010752688172005E-2 5.1546391752577359E-2 1.9607843137254832E-2 -7.6923076923076983E-2 3.125E-2 0 3.0303030303030276E-2 1.4320360944154009E-2 MTB 0.15260323159784561 0.17445482866043616 6.3660477453580944E-2 0.10473815461346625 -6.7720090293452717E-3 -6.8181818181818343E-2 -4.5121951219512013E-2 -7.2796934865900553E-2 -2.754820936639113E-2 5.0991501416430607E-2 5.3908355795146967E-3 0 2.4645497519375725E-2 PNC 1.8672199170124415E-2 7.9429735234215926E-2 5.660377358490587E-2 0.17857142857142838 1.9696969696969768E-2 9.3610698365527378E-2 1.0869565217391353E-2 -1.7473118279569877E-2 2.7359781121751858E-3 -4.0927694406549531E-3 -9.5890410958903161E-3 4.1493775933609811E-3 3.4723069344538615E-2 RF n/m 16.499999999999996 0.17142857142857149 -2.4390243902439046E-2 -1.2499999999999956E-2 -2.5316455696202445E-2 -1.2987012987013102E-2 3.9473684210526105E-2 2.5316455696202667E-2 -1.2345679012345512E-2 -7.5000000000000067E-2 -1.3513513513513487E-2 n/m STI 1.0743243243243246 0.16938110749185653 4.7353760445682402E-2 4.7872340425531901E-2 -0.41878172588832485 5.2401746724890952E-2 4.1493775933609811E-2 1.5936254980079667E-2 0.28627450980392166 -1.5243902439024515E-2 1.5479876160990891E-2 5.1829268292682862E-2 7.3074270219181781E-2 USB 3.6900369003689981E-2 1.067615658362997E-2 2.1126760563380254E-2 1.7241379310344973E-2 6.7796610169490457E-3 1.3468013468013407E-2 0 6.6445182724252927E-3 6.6006600660064585E-3 9.8360655737705915E-3 9.7402597402598268E-3 6.4308681672025081E-3 1.2079404574039332E-2 WFC 5.2980132450330952E-2 5.6603773584905648E-2 5.0595238095238138E-2 4.5325779036827329E-2 2.9810298102981081E-2 2.3684210526315752E-2 3.3419023136246784E-2 7.4626865671643117E-3 7.4074074074075291E-3 4.9019607843137081E-3 -2.4390243902439046E-3 4.8899755501223829E-3 2.6013101773488367E-2 ZION -9.7087378640776656E-3 -4.9019607843137303E-2 0.35051546391752586 0 0.59541984732824416 -0.2440191387559808 -4.4303797468354444E-2 0.17218543046357615 -0.40677966101694918 0.61904761904761907 -2.352941176470591E-2 -0.34337349397590367 4.729389593237876E-3 BBT 3 7 12 6 11 5 1 11 2 8.5 9 4 9 CMA 6 4 8 8 3 9 6 6 4 2 6.5 10 5 FITB 11 6 10 2 4 7.5 12 12 10 8.5 1 11 11 HBAN 5 8 11 9.5 7 7.5 7.5 3 8 5 2 1 6 KEY 9 10 9 11 2 3 2 4 11 4 6.5 3 7 MTB 2 2 3 3 9 11 11 10 9 3 5 8 4 PNC 8 5 4 1 6 1 5 9 7 10 10 7 2 RF #VALUE! 1 2 12 10 10 9 2 3 11 12 9 n/m STI 1 3 6 4 12 2 3 5 1 12 3 2 1 USB 7 11 7 7 8 6 7.5 8 6 6 4 5 8 WFC 4 9 5 5 5 4 4 7 5 7 8 6 3 ZION 10 12 1 9.5 1 12 10 1 12 1 11 12 10 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE REVENUE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 BBT 3.296223532% FITB 4.8945419417% MTB 2.5491902166% FITB 5.1845074718% STI .9537607147% CMA .8737092931% RF -0.2485184477% HBAN 1.1966598992% HBAN 1.2777414983% WFC 1.6813721837% CMA 2.1886191803% HBAN 2.2181274087% MTB .8494385778% 1 2 PNC 3.1331408857% MTB 3.5419030734% PNC 1.7415093081% PNC 2.249475341% MTB .7886521679% PNC .6794357448% USB -0.3097733492% KEY .300150075% STI .6596141879% HBAN .9862042538% WFC 1.1490156561% CMA 1.9080996885% HBAN .6077748444% 2 3 MTB 2.8842515095% STI 3.1799975725% KEY .9881422925% MTB 1.5691675295% FITB .681356915% RF .3645433615% HBAN -0.4519239902% USB .1709047594% USB .5118395202% KEY .9816259753% HBAN 1.8215549281% KEY 1.5185461787% PNC ..4977725643% 3 4 WFC 2.5234353966% HBAN 3.1159414674% BBT .8669625348% KEY .4403131115% CMA .2787733971% ZION -0.3140231874% CMA -0.4724409449% MTB .0599798195% RF .3644734318% USB .807571627% ZION .6037130965% ZION .9976862385% CMA .3285241676% 4 5 KEY 2.6002034588% BBT 2.377430262% FITB .6600153492% WFC .1431088929% HBAN -0.3122244417% MTB -0.4670289939% MTB -0.4745887389% STI .0870430241% WFC .3314724355% ZION .6000395937% MTB .5161892151% PNC .9238802972% KEY .3042825847% 5 6 USB 1.9285163281% PNC 2.3143091207% WFC -0.2100815541% ZION .1026512448% ZION -0.8276249404% KEY -0.568322214% KEY -0.6461232604% RF .0958221541% ZION .2010672677% BBT .5007075215% USB .5051535871% BBT .6148867314% BBT .14885171% 6 7 HBAN .7738570278% USB 1.3067608476% ZION -0.2844462522% BBT 81858180701943617.818581807% RF -0.8560015218% USB -1.1281265952% ZION -0.9271641543% CMA -0.1186708861% CMA -0.1584158416% MTB .4191098463% PNC .4438168247% RF .4259438529% USB .1365374805% 7 8 CMA ..5564387917% WFC 1.1375572956% USB -0.2988196623% CMA .0398089172% PNC -0.8787120775% WFC -1.5201894556% STI -1.5807086614% WFC -0.8439287788% BBT -0.2063871388% STI -0.1978239367% BBT .4007364887% USB .3503071534% WFC 67971082677731332.6797108268% 8 9 FITB .2097450791% KEY .8721654622% HBAN -0.3803534625% HBAN -0.1855500851% WFC -1.2566137566% BBT -1.915907208% BBT -1.3514940344% PNC -1.6535947712% PNC -0.3831670741% CMA -0.3173343911% FITB .2639828411% MTB .193861519% ZION -0.2330752511% 9 10 RF -0.5027932961% CMA -0.1185770751% CMA -0.5935892362% RF -0.3978779841% BBT -1.2779879358% HBAN -1.9275572926% PNC -1.664631403% ZION -1.1676496793% MTB -0.6711467771% FITB -1.206193969% RF .1745539178% WFC 89905113657073876.8990511366% RF -0.2885197557% 10 11 ZION -1.1605952001% RF -0.1871607711% STI -1.234090107% USB -0.7293071582% USB -1.424042671% FITB -2.6205903528% WFC -1.70761626% BBT -1.4663384352% KEY -0.9226932668% PNC -1.3794018171% KEY .1246261216% STI -0.4366812227% FITB -0.3160193612% 11 12 STI -3.4228109249% ZION -0.5909357646% RF -1.3131445715% STI -1.556928928% KEY -1.4369215782% STI -2.7983735948% FITB -2.2918823008% FITB -4.2524213075% FITB -3.3461356093% RF -1.4525993884% STI -0.7061446977% FITB -1.8101036696% STI -0.5548564244% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% CORE REVENUE Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer1 3.296223532% Peer3 4.8945419417% MTB 2.5491902166% Peer3 5.1845074718% Peer8 .9537607147% Peer2 .8737092931% Peer7 -0.2485184477% Peer4 1.1966598992% Peer4 1.2777414983% Peer10 1.6813721837% Peer2 2.1886191803% Peer4 2.2181274087% MTB .8494385778% 1 2 Peer6 3.1331408857% MTB 3.5419030734% Peer6 1.7415093081% Peer6 2.249475341% MTB .7886521679% Peer6 .6794357448% Peer9 -0.3097733492% Peer5 .300150075% Peer8 .6596141879% Peer4 .9862042538% Peer10 1.1490156561% Peer2 1.9080996885% Peer4 .6077748444% 2 3 MTB 2.8842515095% Peer8 3.1799975725% Peer5 .9881422925% MTB 1.5691675295% Peer3 .681356915% Peer7 .3645433615% Peer4 -0.4519239902% Peer9 .1709047594% Peer9 .5118395202% Peer5 .9816259753% Peer4 1.8215549281% Peer5 1.5185461787% Peer6 .4977725643% 3 4 Peer10 2.5234353966% Peer4 3.1159414674% Peer1 .8669625348% Peer5 .4403131115% Peer2 .2787733971% Peer11 -0.3140231874% Peer2 -0.4724409449% MTB .0599798195% Peer7 .3644734318% Peer9 ..807571627% Peer11 .6037130965% Peer11 .9976862385% Peer2 .3285241676% 4 5 Peer5 2.6002034588% Peer1 2.377430262% Peer3 .6600153492% Peer10 .1431088929% Peer4 -0.3122244417% MTB -0.4670289939% MTB -0.4745887389% Peer8 .0870430241% Peer10 ..3314724355% Peer11 .6000395937% MTB .5161892151% Peer6 .9238802972% Peer5 .3042825847% 5 6 Peer9 1.9285163281% Peer6 2.3143091207% Peer10 -0.2100815541% Peer11 .1026512448% Peer11 -0.8276249404% Peer5 -0.568322214% Peer5 -0.6461232604% Peer7 ..0958221541% Peer11 .2010672677% Peer1 .5007075215% Peer9 .5051535871% Peer1 .6148867314% Peer1 .14885171% 6 7 Peer4 .7738570278% Peer9 1.3067608476% Peer11 -0.2844462522% Peer1 81858180701943617.818581807% Peer7 -0.8560015218% Peer9 -1.1281265952% Peer11 -0.9271641543% Peer2 -0.1186708861% Peer2 -0.1584158416% MTB .4191098463% Peer6 .4438168247% Peer7 .4259438529% Peer9 .1365374805% 7 8 Peer2 .5564387917% Peer10 1.1375572956% Peer9 -0.2988196623% Peer2 .0398089172% Peer6 -0.8787120775% Peer10 -1.5201894556% Peer8 -1.5807086614% Peer10 -0.8439287788% Peer1 -0.2063871388% Peer8 -0.1978239367% Peer1 .4007364887% Peer9 .3503071534% Peer10 67971082677731332.6797108268% 8 9 Peer3 .2097450791% Peer5 .8721654622% Peer4 -0.3803534625% Peer4 -0.1855500851% Peer10 -1.2566137566% Peer1 -1.915907208% Peer1 -1.3514940344% Peer6 -1.6535947712% Peer6 -0.3831670741% Peer2 -0.3173343911% Peer3 .2639828411% MTB .193861519% Peer11 -0.2330752511% 9 10 Peer7 -0.5027932961% Peer2 -0.1185770751% Peer2 -0.5935892362% Peer7 -0.3978779841% Peer1 -1.2779879358% Peer4 -1.9275572926% Peer6 -1.664631403% Peer11 -1.1676496793% MTB -0.6711467771% Peer3 -1.206193969% Peer7 .1745539178% Peer10 89905113657073876.8990511366% Peer7 -0.2885197557% 10 11 Peer11 -1.1605952001% Peer7 -0.1871607711% Peer8 -1.234090107% Peer9 -0.7293071582% Peer9 -1.424042671% Peer3 -2.6205903528% Peer10 -1.70761626% Peer1 -1.4663384352% Peer5 -0.9226932668% Peer6 -1.3794018171% Peer5 .1246261216% Peer8 -0.4366812227% Peer3 -0.3160193612% 11 12 Peer8 -3.4228109249% Peer11 -0.5909357646% Peer7 -1.3131445715% Peer8 -1.556928928% Peer5 -1.4369215782% Peer8 -2.7983735948% Peer3 -2.2918823008% Peer3 -4.2524213075% Peer3 -3.3461356093% Peer7 -1.4525993884% Peer8 -0.7061446977% Peer3 -1.8101036696% Peer8 -0.5548564244% 12 Sum of Operating Revenue (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,146,000,000 2,267,000,000 2,161,000,000 2,180,000,000 2,185,000,000 2,197,000,000 1,999,000,000 2,143,000,000 2,145,000,000 2,271,000,000 2,316,000,000 2,430,000,000 2,447,000,000 2,496,000,000 2,400,000,000 2,438,000,000 2,322,000,000 2,311,000,000 2,272,000,000 2,301,000,000 2,303,000,000 2,357,000,000 2,309,000,000 2,358,000,000 CMA ,594,000,000 0 ,605,000,000 ,615,000,000 ,590,000,000 ,617,000,000 ,593,000,000 ,583,000,000 ,610,000,000 ,628,000,000 ,642,000,000 ,636,000,000 ,624,000,000 ,625,000,000 ,627,000,000 ,635,000,000 ,631,000,000 ,647,000,000 ,615,000,000 ,632,000,000 ,627,000,000 ,639,000,000 ,670,000,000 ,681,000,000 FITB 1,499,000,000 1,528,000,000 1,526,000,000 1,507,000,000 1,612,000,000 1,552,000,000 1,452,000,000 1,540,000,000 1,552,000,000 1,485,000,000 1,572,000,000 1,589,000,000 1,565,000,000 1,789,000,000 1,615,000,000 1,929,000,000 1,612,000,000 1,607,000,000 1,460,000,000 1,648,000,000 1,420,000,000 1,533,000,000 1,476,000,000 1,538,000,000 HBAN ,621,427,000 ,620,662,000 ,634,776,000 ,669,143,000 ,677,401,000 ,679,617,000 ,641,235,000 ,657,597,000 ,666,387,000 ,648,255,000 ,691,925,000 ,682,431,000 ,687,196,000 ,732,691,000 ,681,297,000 ,677,266,000 ,678,521,000 ,679,302,000 ,669,021,000 ,709,625,000 ,713,486,000 ,706,634,000 ,699,308,000 ,772,377,000 KEY ,979,000,000 1,018,000,000 1,035,000,000 1,094,000,000 1,107,000,000 1,121,000,000 1,020,000,000 ,999,000,000 ,998,000,000 1,003,000,000 ,960,000,000 ,971,000,000 1,079,000,000 1,038,000,000 1,000,000,000 ,989,000,000 1,020,000,000 1,015,000,000 ,974,000,000 1,001,000,000 ,983,000,000 1,054,000,000 ,979,000,000 1,062,000,000 MTB ,854,773,000 ,869,186,000 ,846,097,000 ,869,333,000 ,874,319,000 ,867,617,000 ,866,590,000 ,943,937,000 1,001,565,000 ,991,725,000 1,013,305,000 1,062,849,000 1,118,938,000 1,140,018,000 1,102,388,000 1,132,272,000 1,154,377,000 1,118,866,000 1,080,994,000 1,129,581,000 1,124,284,000 1,137,532,000 1,104,080,000 1,138,296,000 PNC 3,793,000,000 3,773,000,000 3,748,000,000 3,784,000,000 3,485,000,000 3,679,000,000 3,575,000,000 3,517,000,000 3,465,000,000 3,527,000,000 3,663,000,000 3,548,000,000 3,910,000,000 3,866,000,000 3,924,000,000 3,891,000,000 3,773,000,000 3,971,000,000 3,665,000,000 3,728,000,000 3,715,000,000 3,763,000,000 3,731,000,000 3,866,000,000 RF 1,613,000,000 1,664,000,000 1,325,000,000 1,362,000,000 1,347,000,000 1,450,000,000 1,353,000,000 1,375,000,000 1,364,000,000 1,349,000,000 1,339,000,000 1,318,000,000 1,337,000,000 1,339,000,000 1,284,000,000 1,297,000,000 1,292,000,000 1,358,000,000 1,271,000,000 1,292,000,000 1,311,000,000 1,282,000,000 1,280,000,000 1,314,000,000 STI 1,865,817,000 1,845,942,000 1,868,054,000 2,073,158,000 2,215,134,000 2,221,000,000 2,068,000,000 2,139,000,000 2,164,000,000 1,998,000,000 2,169,000,000 2,200,000,000 1,872,000,000 2,260,000,000 2,082,000,000 2,069,000,000 1,951,000,000 2,026,000,000 1,996,000,000 2,062,000,000 2,004,000,000 2,010,000,000 1,939,000,000 2,027,000,000 USB 4,276,000,000 4,484,000,000 4,304,000,000 4,488,000,000 4,543,000,000 4,579,000,000 4,423,000,000 4,642,000,000 4,746,000,000 4,794,000,000 4,873,000,000 5,032,000,000 5,121,000,000 5,053,000,000 4,813,000,000 4,886,000,000 4,838,000,000 4,832,000,000 4,753,000,000 4,919,000,000 4,937,000,000 4,989,000,000 4,852,000,000 4,988,000,000 WFC 22,477,000,000 22,313,000,000 21,377,000,000 21,076,000,000 20,857,000,000 21,445,000,000 20,142,000,000 19,790,000,000 18,984,000,000 20,343,000,000 21,279,000,000 21,108,000,000 21,046,000,000 21,296,000,000 21,101,000,000 21,229,000,000 19,982,000,000 20,025,000,000 19,695,000,000 20,546,000,000 20,248,000,000 20,885,000,000 20,630,000,000 20,620,000,000 ZION ,653,187,000 ,616,355,000 ,596,082,000 ,541,789,000 ,564,577,000 ,531,993,000 ,541,366,000 ,553,711,000 ,586,647,000 ,569,049,000 ,549,642,000 ,556,691,000 ,560,394,000 ,555,837,000 ,543,320,000 ,558,966,000 ,542,033,000 ,548,928,000 ,522,985,000 ,533,594,000 ,546,351,000 ,561,840,000 ,536,054,000 ,555,322,000 Sum of EPS after Extra (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.23 0.27 0.27 0.3 0.3 0.3 0.32 0.44 0.52 0.55000000000000004 0.61 0.72 0.66 0.71 0.28999999999999998 0.77 0.37 0.75 0.68 0.57999999999999996 0.7 0.75 0.67 0.62 CMA -0.1 -0.42 -0.46 0.39 0.33 0.53 0.56999999999999995 0.53 0.51 0.48 0.66 0.73 0.61 0.68 0.7 0.76 0.78 0.62 0.73 0.8 0.82 0.8 0.73 0.73 FITB -0.2 -0.2 -0.09 0.16 0.22 0.33 0.1 0.35 0.4 0.33 0.45 0.4 0.38 0.43 0.46 0.65 0.47 0.43 0.36 0.49 0.39 0.43 0.42 0.36 HBAN -0.33 -0.56000000000000005 0.01 0.03 0.1 0.05 0.14000000000000001 0.16 0.16 0.14000000000000001 0.17 0.17 0.19 0.18 0.17 0.17 0.2 0.18 0.17 0.19 0.18 0.19 0.19 0.23 KEY -0.52 -0.3 -0.11 0.03 0.2 0.32 0.19 0.25 0.22 0.2 0.2 0.24 0.23 0.21 0.21 0.22 0.28999999999999998 0.25 0.26 0.24 0.21 0.28000000000000003 0.26 0.27 MTB 0.97 1.04 1.1499999999999999 1.46 1.48 1.59 1.59 2.42 1.32 1.04 1.5 1.71 2.17 2.16 1.98 2.5499999999999998 2.11 1.56 1.61 1.98 1.91 1.92 1.65 1.98 PNC 1 2.17 0.66 1.47 2.0699999999999998 1.5 1.57 1.67 1.55 0.85 1.44 0.98 1.64 1.24 1.74 1.98 1.77 1.87 1.82 1.85 1.79 1.84 1.75 1.88 RF -0.37 -0.51 -0.21 -0.28000000000000003 -0.17 0.03 0.01 0.04 0.08 -0.48 0.11 0.2 0.21 0.18 0.23 0.18 0.2 0.16 0.22 0.21 0.22 0.15 0.16 0.2 STI -0.76 -0.64 -0.46 -0.11 0.17 0.23 0.08 0.33 0.39 0.13 0.46 0.5 1.98 0.65 0.63 0.68 0.33 0.77 0.73 0.72 1.06 0.72 0.78 0.89 USB 0.3 0.3 0.34 0.45 0.45 0.49 0.52 0.6 0.64 0.69 0.67 0.71 0.74 0.72 0.73 0.76 0.76 0.76 0.73 0.78 0.78 0.79 0.76 0.8 WFC 0.56000000000000005 0.08 0.45 0.55000000000000004 0.6 0.61 0.67 0.7 0.72 0.73 0.75 0.82 0.88 0.91 0.92 0.98 0.99 1 1.05 1.01 1.02 1.02 1.04 1.03 ZION -1.43 -1.26 -0.56999999999999995 -0.84 -0.47 -0.62 0.08 0.16 0.35 0.24 0.14000000000000001 0.3 0.34 0.19 0.48 0.3 1.1200000000000001 -0.32 0.41 0.56000000000000005 0.4 0.33 0.37 -0.01 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 eps LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 2.402605032707732 2.557317442555449 2.8049086422764442 2.4511483561202181 2.5049431620133249 2.1705535031647107 2.1736713791556137 2.5486920780803457 2.4385506850618226 2.8812041657054803 2.9157300151006877 2.9348632779245896 3.0947597225260357 CMA 2.5779778924111092 2.6992348565063811 2.76819415913796 2.8172820731619197 2.8465158320271682 2.8954868665099269 2.8250762686838402 2.8515962310815404 2.8811264324238217 2.9420856883221878 3.1255900361482754 3.1433011343566357 3.0837709330143541 FITB 1.488483505793156 1.4729045584247349 1.5645431660196718 1.6586054750331221 1.897848185772796 1.995509669026384 1.9912526403788149 1.8916359058568439 1.7494431493691909 1.671537455589287 1.6688444241279521 1.732221374908264 1.6780755674704968 HBAN 0.69383236075847299 0.71814961316926795 0.75318378995861091 0.74283188813689205 0.74022728128221305 0.73920588234026696 0.74360427958696307 0.74861572490619799 0.76802307316446805 0.77924113267611406 0.801412732295261 0.81877009075152707 0.86007746463717005 KEY 0.82664893193754396 0.85299851754854694 0.84837928053980693 0.87316703373879201 0.88866198323374102 0.90722369709784001 0.92648625148507713 0.96329005865652806 0.99097437849038095 0.97671873939263698 1.014495525106923 1.0065375993247969 1.0187233319468341 MTB 6.3521675757939002 7.01675143723571 8.2599541390576903 8.71414656485568 9.1437420774741192 9.0294921753663893 8.3430943836675304 7.8857602522335801 7.5522296203917509 7.33649963063396 7.6689567093164399 7.6915226820851696 7.4505891832299405 PNC $4.82 $4.91 $5.3 $5.6000000000000005 $6.6 $6.73 $7.36 $7.44 $7.3100000000000005 $7.330000000000001 $7.3 $7.23 $7.26 RF 0.47417523877114282 0.61267472990630256 0.78278853446581698 0.86232227547604501 0.84711583358143394 0.816977224850304 0.81134808298288097 0.80256198052145611 0.82866194794423598 0.85880071636528899 0.85863422892236696 0.83534522435015302 0.82475376175721604 STI 1.3304082369691448 0.56815235281168885 1.2523577854072618 1.4433761527542011 1.6323676798977831 2.7788004154412969 2.8651977520030405 2.9651822303745421 3.0915985413015892 3.3843413695262829 3.5294535567740626 3.5684041148989118 3.6551708346837826 USB 2.7905665290237618 2.8962004068229588 3.0497141240699652 3.1086543835497444 3.1517777493833985 3.1681241718498212 3.1458497910723358 3.1130997133405769 3.0943343009955377 3.0843987341424621 3.0690529889006735 3.0999177450811319 3.1233660687947329 WFC 2.8997891306706243 3.0711758703031391 3.2120192298935999 3.3839899605111796 3.5497909015597888 3.6178120809010639 3.650903498537283 3.6619222410794969 3.6523581147998483 3.6010069249479937 3.6332036285146305 3.6750390875784591 3.6691465287917979 ZION 1.1144727139142689 1.109654463092747 1.2788323207726369 1.6298526247206611 1.775056758869711 1.9066938706094159 1.938833877435675 1.740117866709759 1.8171875014617469 1.7941141830192888 1.650062282950139 1.7087956008857061 1.9483184460470522 BBT 6.439360932885263E-2 9.6816764161114399E-2 -0.12612185681353127 2.1946776807200585E-2 -0.13349191467476318 1.4364428180908551E-3 0.17252870075991567 -4.3214868506783577E-2 0.18152318233747744 1.1983131846803108E-2 6.5620831574972893E-3 5.4481735419892541E-2 2.1320492830595894E-2 CMA 4.7035688107419649E-2 2.5547722335222289E-2 1.7732829130470362E-2 1.0376582147643587E-2 1.72038510841106E-2 -2.4317360455154202E-2 9.3873438716240987E-3 1.0355674138018189E-2 2.1158132878980496E-2 6.2372196892312992E-2 5.6664815294158455E-3 -1.8938752221863142E-2 1.5040981290081579E-2 FITB -1.0466321801879674E-2 6.2216256356042443E-2 6.0121261628563794E-2 0.14424329012593917 5.1459059784500383E-2 -2.1333039441728818E-3 -5.0027170084766315E-2 -7.5169199340844983E-2 -4.4531709308756273E-2 -1.611110449442843E-3 3.7976548241415164E-2 -3.1258018300712065E-2 1.0040893263683737E-2 HBAN 3.5047734562585475E-2 4.8783952740339975E-2 -1.3744190939488643E-2 -3.5063207386151207E-3 -1.3798450391842021E-3 5.950165375810057E-3 6.7393981675556436E-3 2.5924312851832942E-2 1.46064094994236E-2 2.8452809649567534E-2 2.1658451078702345E-2 5.0450516393103717E-2 1.8060493612689354E-2 KEY 3.1875182550884507E-2 -5.4152931262007042E-3 2.9217772955526522E-2 1.7745687704907365E-2 2.0887259964193605E-2 2.1232419797737823E-2 3.9724072658884779E-2 2.8739339293569977E-2 -1.4385476968093336E-2 3.8677240633037346E-2 -7.8442196985416546E-3 1.2106584622582961E-2 1.7562894467316514E-2 MTB 0.10462316264676774 0.17717639180215095 5.4987281787717723E-2 4.9298632909274831E-2 -1.2494873667662554E-2 -7.6017319509001813E-2 -5.4815888494469056E-2 -4.2295304596327132E-2 -2.8565072912415057E-2 4.5315490413750936E-2 2.9425088214822814E-3 -3.1324551563294945E-2 1.33801409637615E-2 PNC 1.8672199170124415E-2 7.9429735234215926E-2 5.660377358490587E-2 0.17857142857142838 1.9696969696969768E-2 9.3610698365527378E-2 1.0869565217391353E-2 -1.7473118279569877E-2 2.7359781121751858E-3 -4.0927694406549531E-3 -9.5890410958903161E-3 4.1493775933609811E-3 3.4723069344538615E-2 RF 0.2920850348366788 0.27765761546184575 0.10160309905982801 -1.7634290945593767E-2 -3.5577907455359492E-2 -6.890206600868809E-3 -1.0829017342498859E-2 3.2520812169325231E-2 3.6370402304367833E-2 -1.9386039129853927E-4 -2.7123312567497893E-2 -1.2679144243838203E-2 4.7205994225087311E-2 STI -0.57294886109092424 1.2042640133576095 0.15252699314263518 0.1309371273613984 0.70231281203466489 3.1091594805315648E-2 3.489618763717206E-2 4.2633572274942022E-2 9.4689793747103623E-2 4.287752664504163E-2 1.1035860792130814E-2 2.4315272875793381E-2 8.7869738899575278E-2 USB 3.7853918442916079E-2 5.3005212237852817E-2 1.9326486707259338E-2 1.3872036100845531E-2 5.1864134359158598E-3 -7.0307789623282879E-3 -1.0410566272013644E-2 -6.027886695894713E-3 -3.2108899319246431E-3 -4.9752793216779612E-3 1.0056768746607547E-2 7.5641760981588479E-3 9.4331018944215916E-3 WFC 5.9103173337600179E-2 4.5859750642205599E-2 5.3539757488711093E-2 4.8995695313340581E-2 1.916202425088942E-2 9.1468038958997244E-3 3.0180864946522945E-3 -2.6117775446889979E-3 -1.4059735720813538E-2 8.9410279507033952E-3 1.1514757591754465E-2 -1.6034003030275246E-3 1.9803629228645425E-2 ZION -4.3233457054315805E-3 0.15245994434012355 0.27448501124521707 8.9090345928630521E-2 7.4159381710997341E-2 1.6856406432977478E-2 -0.1024925410261246 4.4289893360909049E-2 -1.2697268952101992E-2 -8.0291378014038628E-2 3.5594606665730222E-2 0.14017056518473958 4.7649174680417516E-2 BBT 3 5 12 7 12 7 1 11 1 6 7 2 5 CMA 5 11 10 10 7 11 5 6 4 1 8 10 9 FITB 11 7 4 2 3 8 10 12 12 9 1 11 11 HBAN 7 9 11 11 9 6 6 5 5 5 3 3 7 KEY 8 12 8 8 4 3 2 4 10 4 10 5 8 MTB 2 3 6 5 10 12 11 10 11 2 9 12 10 PNC 9 6 5 1 5 1 4 9 6 10 11 7 4 RF 1 2 3 12 11 9 9 3 3 8 12 9 n/m STI 12 1 2 3 1 2 3 2 2 3 5 4 1 USB 6 8 9 9 8 10 8 8 7 11 6 6 12 WFC 4 10 7 6 6 5 7 7 9 7 4 8 6 ZION 10 4 1 4 2 4 12 1 8 12 2 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 REVENUE Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR 1 BBT 3.296223532% RF -0.1871607711% MTB 2.5491902166% FITB 5.1845074718% MTB .7886521679% CMA .8737092931% RF -0.2485184477% HBAN 1.1966598992% STI .6596141879% USB .807571627% CMA 2.1886191803% HBAN 2.2181274087% MTB ..8494385778% 2 PNC 3.1331408857% BBT 2.377430262% PNC 1.7415093081% PNC 2.249475341% FITB .681356915% PNC .6794357448% CMA -0.4724409449% STI .0870430241% HBAN 1.2777414983% HBAN .9862042538% HBAN 1.8215549281% RF .4259438529% RF -0.2885197557% 3 MTB 2.8842515095% FITB 4.8945419417% BBT .8669625348% MTB 1.5691675295% STI .9537607147% RF .3645433615% KEY -0.6461232604% USB .1709047594% WFC .3314724355% ZION .6000395937% ZION .6037130965% CMA 1.9080996885% BBT .14885171% 4 WFC 2.5234353966% STI 3.1799975725% USB -0.2988196623% BBT 81858180701943617.818581807% CMA .2787733971% ZION -0.3140231874% HBAN -0.4519239902% CMA -0.1186708861% USB .5118395202% KEY .9816259753% MTB .5161892151% MTB .193861519% HBAN .6077748444% 5 KEY 2.6002034588% PNC 2.3143091207% ZION -0.2844462522% ZION .1026512448% RF -0.8560015218% MTB -0.4670289939% USB -0.3097733492% KEY .300150075% CMA -0.1584158416% WFC 1.6813721837% WFC 1.1490156561% KEY 1.5185461787% PNC .4977725643% 6 USB 1.9285163281% HBAN 3.1159414674% STI -1.234090107% WFC .1431088929% HBAN -0.3122244417% KEY -0.568322214% MTB -0.4745887389% MTB .0599798195% ZION .2010672677% MTB .4191098463% USB .5051535871% ZION .9976862385% CMA .3285241676% 7 CMA .5564387917% KEY .8721654622% KEY .9881422925% HBAN -0.1855500851% ZION -0.8276249404% USB -1.1281265952% WFC -1.70761626% RF .0958221541% RF .3644734318% CMA -0.3173343911% BBT .4007364887% BBT .6148867314% KEY .3042825847% 8 HBAN .7738570278% MTB 3.5419030734% WFC -0.2100815541% KEY .4403131115% WFC -1.2566137566% BBT -1.915907208% STI -1.5807086614% WFC -0.8439287788% BBT -0.2063871388% BBT .5007075215% FITB .2639828411% PNC .9238802972% WFC 67971082677731332.6797108268% 9 FITB .2097450791% WFC 1.1375572956% FITB .6600153492% USB -0.7293071582% PNC -0.8787120775% WFC -1.5201894556% ZION -0.9271641543% ZION -1.1676496793% PNC -0.3831670741% STI -0.1978239367% KEY .1246261216% WFC 89905113657073876.8990511366% USB .1365374805% 10 ZION -1.1605952001% USB 1.3067608476% RF -1.3131445715% RF -0.3978779841% BBT -1.2779879358% HBAN -1.9275572926% PNC -1.664631403% PNC -1.6535947712% MTB -0.6711467771% PNC -1.3794018171% STI -0.7061446977% USB .3503071534% ZION -0.2330752511% 11 STI -3.4228109249% CMA -0.1185770751% HBAN -0.3803534625% CMA .0398089172% USB -1.424042671% FITB -2.6205903528% BBT -1.3514940344% BBT -1.4663384352% KEY -0.9226932668% FITB -1.206193969% PNC .4438168247% STI -0.4366812227% STI -0.5548564244% 12 RF -0.5027932961% ZION -0.5909357646% CMA -0.5935892362% STI -1.556928928% KEY -1.4369215782% STI -2.7983735948% FITB -2.2918823008% FITB -4.2524213075% FITB -3.3461356093% RF -1.4525993884% RF .1745539178% FITB -1.8101036696% FITB -0.3160193612% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 TOTAL CAGR* 2q12 2Q15 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 BBT 2.3056703716210825E-2 1.7059768984949431E-2 1.4197879444727723E-2 1.1088272002123256E-2 3.7649024082595517E-3 3.5364580605228291E-3 5.868898048330573E-3 8.846249602039169E-3 7.3765081522667586E-3 9.1016360670850283E-3 7.5905323742315733E-3 6.168457312669684E-3 9.7896504374015425E-3 422488059000 474881686000 422488059000 474881686000 9.7896504374015425E-3 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 CMA 1.837512557142551E-2 2.0305515701568355E-2 1.2268251386176487E-2 8.6043932337978024E-3 3.3825195808745434E-6 -3.1179376644810963E-3 8.1313458685805529E-3 1.3643740362417889E-2 1.9646779783485169E-2 1.6888153705486797E-2 1.3685772041930777E-2 9.5991763861384971E-3 1.1478035929171071E-2 168043804000 192708106000 168043804000 192708106000 1.1478035929171071E-2 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 FITB 1.3795029522280622E-2 1.6128988639672048E-2 1.2006147473907935E-2 1.5046433077339882E-2 1.3225349684469201E-2 9.1637436942186845E-3 1.2664377548540884E-2 1.0774397269618152E-2 1.0450682243331011E-2 4.8968441560326426E-3 4.8486618446248464E-3 6.6796614311013247E-3 1.0800246040633787E-2 315868552000 359327501000 315868552000 359327501000 1.0800246040633787E-2 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 HBAN 9.6008736533537142E-3 1.2849252112508758E-2 4.877854567937101E-3 1.1996591207046325E-2 1.5015322307786683E-2 1.5379005373739041E-2 1.9218759808993902E-2 2.6266489555544004E-2 2.422338197121765E-2 2.5754503079598479E-2 1.8459731411148095E-2 1.4569480802185453E-2 1.6498121322590542E-2 154768936000 188348758000 154768936000 188348758000 1.6498121322590542E-2 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 KEY 1.3279347921621332E-2 1.2840898612009433E-2 1.2724668733400168E-2 1.3657386575203434E-2 7.2193694465410019E-3 4.3185870082949052E-3 9.6490291838144948E-3 7.6363806512738108E-3 1.2089703344053682E-3 3.3643261211235842E-3 1.844684256762763E-3 2.0504426475209669E-3 7.4720756514636832E-3 215242346000 235355270000 215242346000 235355270000 7.4720756514636832E-3 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 MTB 2.1072658304859493E-2 2.2395886877832671E-2 1.6222766683486656E-2 6.1096914115743584E-3 -1.1577480185734901E-3 -6.147121764823793E-3 -3.6487926440709195E-3 7.0391148802495529E-4 8.3972078753513646E-3 9.1807512851969086E-3 1.0780395410287413E-2 1.2394042346979051E-2 7.9860054684868231E-3 237311303000 261079309000 237311303000 261079309000 7.9860054684868231E-3 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 PNC 4.2809321818193968E-2 3.9759956151148579E-2 1.487318036667129E-2 1.3545831793340346E-2 1.5580118168317281E-2 1.3909212401876703E-2 1.6070543303711604E-2 1.5121911696022616E-2 1.0522558829401341E-2 1.1938899939282432E-2 8.5283096984312134E-3 5.5854947987294956E-3 1.7293625966708026E-2 653613391000 802928404000 653613391000 802928404000 1.7293625966708026E-2 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 RF -1.121474770230535E-2 -9.681541911187308E-3 -6.825965416703772E-3 -1.9106512903743766E-3 3.9711312034911295E-3 4.1112516280812361E-3 7.631886690663725E-3 6.5336880205988379E-3 3.6237690910154718E-3 9.8105469680698221E-3 9.0281498419906292E-3 1.2332804489048055E-2 2.2556852294748353E-3 299601925000 307812988000 299601925000 307812988000 2.2556852294748353E-3 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 STI 9.851286705824247E-3 -1.5070188135813956E-3 -3.4256030813075711E-3 -4.9369815077785484E-3 5.6481994364192545E-3 1.3555817045762142E-2 1.7363967121544865E-2 1.5804424154083341E-2 1.5722420145593441E-2 1.0471944459835347E-2 6.5351600183409797E-3 5.6824296624200521E-3 7.5370037827016123E-3 477640956000 522677282000 477640956000 522677282000 7.5370037827016123E-3 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 USB 1.8118264910845561E-2 1.8178243047295428E-2 1.4285088036283256E-2 1.4273132075824257E-2 1.5208976589969225E-2 1.3340759992240603E-2 1.7790833444348841E-2 1.8367483866993828E-2 1.6142829369450995E-2 1.4085794520868333E-2 7.7940754126060163E-3 5.2855244026484005E-3 1.4398213656341641E-2 814206000000 966576000000 814206000000 966576000000 1.4398213656341641E-2 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 WFC 8.4070314811239832E-3 9.0448773729723264E-3 1.0440156882923324E-2 8.3252603044379203E-3 8.9783040422981575E-3 9.9004243631839461E-3 9.9288524955993829E-3 1.0057209101001163E-2 9.6695179029857581E-3 1.1302575050000652E-2 1.0437928073098179E-2 1.7657821187943901E-2 1.0343088563101954E-2 2994874000000 3388481000000 2994874000000 3388481000000 1.0343088563101954E-2 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 ZION 4.5514597470612816E-3 3.9037361035365592E-3 8.6094532759892761E-3 9.4897349659996966E-3 7.7301489867507289E-3 1.0286279085771399E-2 1.0265717931020601E-2 1.0424438311253059E-2 1.0799226205303825E-2 7.5062145029414218E-3 7.0441425058800355E-3 2.9289812823181105E-3 7.7915765227021261E-3 143551308000 157563581000 143551308000 157563581000 7.7915765227021261E-3 Sum of Operating Revenue (Reported Actual) Column Labels Sum of Operating Revenue (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 2,053,365,000 2,181,713,000 2,027,798,000 1,984,468,000 2,057,263,000 2,075,021,000 1,896,545,000 2,036,678,000 2,014,202,000 1,950,798,000 2,256,169,000 2,372,661,000 2,417,929,000 2,474,543,000 2,394,364,000 2,435,311,000 2,305,625,000 2,341,771,000 2,255,911,000 2,270,986,000 2,286,348,000 2,338,091,000 2,299,308,000 2,327,179,000 BBT 4.697870448915098E-2 5.8209689585739799E-2 1.4514296469117394E-2 6.4858449668756535E-3 -1.1551357945935203E-2 -1.3816250692128884E-2 -1.4609260603830054E-2 -1.7596286731077382E-2 -2.1011973347700996E-3 -4.0196543621551228E-4 4.7421491244556968E-3 6.1114335783323259E-3 6.1588172282882603E-3 8593830000 9250926000 8593830000 9250926000 6.1588172282882603E-3 CMA ,584,618,000 ,582,169,000 ,599,103,000 ,612,934,000 ,586,979,000 ,615,688,000 ,595,684,000 ,585,499,000 ,607,954,000 ,628,202,000 ,645,318,000 ,642,352,000 ,628,759,000 ,627,132,000 ,614,468,000 ,621,412,000 ,625,566,000 ,636,945,000 ,616,945,000 ,639,366,000 ,628,860,000 ,644,148,000 ,670,786,000 ,683,020,000 CMA 8.2434367503940731E-3 -4.2049318742087838E-4 -1.2128665284614759E-2 -8.3336284992583387E-3 -1.2814179152097482E-3 3.9432157641834387E-3 9.9143808955437507E-4 7.1791074139058164E-3 1.3077541803272474E-3 2.8559352543657823E-3 2.1286757423638614E-2 1.6899456479660513E-2 3.3385356115753773E-3 2523826000 2626814000 2523826000 2626814000 3.3385356115753773E-3 FITB 1,705,202,000 1,530,217,000 1,511,840,000 1,490,267,000 1,738,000,000 1,538,057,000 1,451,505,000 1,514,761,000 1,523,742,000 1,465,403,000 1,660,968,000 1,569,710,000 1,568,558,000 1,779,800,000 1,614,733,000 1,933,240,000 1,608,345,000 1,602,885,000 1,450,957,000 1,633,237,000 1,420,271,000 1,524,064,000 1,474,320,000 1,438,576,000 FITB 7.2053497342288164E-3 5.0185972407987167E-2 -7.02762532383161E-3 5.5646881023928341E-2 5.7692996464351332E-3 -2.5506342308478591E-2 -2.4230075646492599E-2 -4.5486516642516128E-2 -2.9874715348799374E-2 -1.2905924828280679E-2 3.8754064216992568E-3 -3.2165312930237389E-2 -4.9928676117694248E-3 6219823000 5857231000 6219823000 5857231000 -4.9928676117694248E-3 HBAN ,585,377,000 ,613,665,000 ,630,073,000 ,671,908,000 ,671,766,000 ,673,811,000 ,642,905,000 ,658,067,000 ,667,324,000 ,645,981,000 ,702,610,000 ,681,658,000 ,687,318,000 ,730,239,000 ,677,842,000 ,676,165,000 ,672,706,000 ,676,695,000 ,668,616,000 ,712,577,000 ,711,656,000 ,708,420,000 ,701,454,000 ,773,911,000 HBAN 7.4118476126503463E-3 3.1004939344641658E-2 -8.8399525309396099E-3 -1.9779932496883923E-3 -5.2721135070307179E-3 -1.9421448033915767E-2 -3.4127294141320652E-3 1.3515048352338521E-2 1.4264295607475885E-2 1.145495431738941E-2 1.1722544318307104E-2 2.164138474658861E-2 5.9161777895675449E-3 2697573000 2895441000 2697573000 2895441000 5.9161777895675449E-3 KEY ,856,800,000 1,072,962,000 1,045,222,000 1,089,793,000 1,117,492,000 1,132,557,000 1,044,709,000 1,020,407,000 1,031,950,000 ,966,192,000 1,018,526,000 1,017,408,000 1,117,865,000 1,064,969,000 1,001,826,000 1,001,096,000 1,030,793,000 1,033,234,000 ,998,204,000 1,023,296,000 ,987,927,000 1,065,863,000 1,005,877,000 1,069,163,000 KEY 2.1297318146708211E-2 2.3975052372687156E-2 -3.9585016289115371E-3 -3.8818981511008488E-3 -2.080197699053643E-2 -7.7427291296425782E-3 -8.905939071278679E-4 5.4635031834751047E-3 -1.0492159273454815E-2 8.0711689651939977E-3 1.8828107938331229E-3 1.1233753526544321E-2 1.9366056902656581E-3 4034076000 4128830000 4034076000 4128830000 1.9366056902656581E-3 MTB ,853,228,000 ,843,921,000 ,823,129,000 ,844,983,000 ,845,787,000 ,876,881,000 ,845,972,000 1,004,476,000 ,975,219,000 1,023,132,000 ,991,435,000 1,034,615,000 1,093,492,000 1,120,385,000 1,081,779,000 1,114,649,000 1,135,420,000 1,094,073,000 1,058,393,000 1,108,292,000 1,101,610,000 1,116,397,000 1,085,972,000 1,166,719,000 MTB 2.9388969936146925E-2 2.3475899865642358E-2 2.1307914027764996E-2 1.8482446017812793E-2 9.5068254916610417E-3 -5.9098434426051449E-3 -5.2838719895813568E-3 -1.4439408204590665E-3 -7.6907713927870658E-3 5.1174041254657965E-3 6.2898374617874619E-3 1.3241933689023266E-2 8.802555681809654E-3 4024401000 4470698000 4024401000 4470698000 8.802555681809654E-3 PNC 3,997,100,000 5,083,671,000 3,777,094,000 3,881,387,000 3,541,473,000 3,891,758,000 3,625,213,000 3,560,538,000 3,497,375,000 3,523,240,000 3,689,595,000 3,567,227,000 4,048,523,000 4,016,788,000 3,938,458,000 4,001,299,000 3,897,445,000 4,067,239,000 3,765,648,000 3,816,225,000 3,838,555,000 3,946,056,000 3,683,861,000 3,852,876,000 PNC 3.860272680593857E-2 3.3283553353202544E-2 1.6242059770659845E-2 2.7876957903014032E-2 -9.4393850747775954E-3 3.1822273131243417E-3 -1.0865518630928328E-2 -1.1764450869715892E-2 -3.7879769777964256E-3 -7.8244838296174235E-3 -5.3224276939344284E-3 2.3978885548074924E-3 5.8978820034927271E-3 14277437000 15321348000 14277437000 15321348000 5.8978820034927271E-3 RF 1,550,841,000 1,597,816,000 1,537,206,000 1,585,873,000 1,559,054,000 1,697,281,000 1,596,359,000 1,516,021,000 1,567,518,000 ,577,988,000 1,337,107,000 1,359,640,000 1,352,658,000 1,354,935,000 1,296,242,000 1,317,932,000 1,326,738,000 1,366,677,000 1,306,642,000 1,307,961,000 1,320,823,000 1,270,913,000 1,260,096,000 1,395,701,000 RF -4.4371907044096992E-2 0.16790166731029754 -7.5615153746803054E-3 -7.7763017446711435E-3 -4.8705627285072772E-3 2.2172090696728208E-3 1.9594584282995875E-3 -1.8749568680943574E-3 -1.1143519106378008E-3 -1.8061512573407157E-2 -8.9402553310493627E-3 1.7004558128591585E-2 6.720645621690613E-3 4842253000 5247533000 4842253000 5247533000 6.720645621690613E-3 STI 1,835,088,000 1,845,293,000 1,872,088,000 2,038,494,000 2,194,822,000 2,202,645,000 2,049,980,000 2,121,780,000 2,148,931,000 1,980,024,000 2,165,211,000 2,192,675,000 1,889,726,000 2,302,331,000 2,131,501,000 2,110,827,000 1,924,039,000 2,076,774,000 2,050,601,000 2,213,940,000 2,051,764,000 2,061,447,000 2,024,313,000 2,076,810,000 STI -3.0541988473685278E-2 3.9173706760969873E-2 -3.9427163432551593E-3 -9.6108220618200679E-3 4.0682278553800799E-3 -2.663420044025655E-2 -9.8142200891626619E-3 1.2632927648178915E-2 1.5453058634875116E-2 -1.8261474722208737E-3 -3.1378345885626491E-3 -1.6419875605043655E-2 -2.7159857925008746E-3 8486841000 8214334000 8486841000 8214334000 -2.7159857925008746E-3 USB 4,275,000,000 4,467,000,000 4,295,000,000 4,453,000,000 4,490,000,000 4,678,000,000 4,456,000,000 4,630,000,000 4,737,000,000 5,036,000,000 4,883,000,000 5,034,000,000 5,121,000,000 5,063,000,000 4,820,000,000 4,898,000,000 4,850,000,000 4,844,000,000 4,751,000,000 5,135,000,000 4,935,000,000 5,115,000,000 4,853,000,000 4,990,000,000 USB 1.9502285424073174E-2 1.3450234133705052E-3 -3.134172429232418E-3 -6.7871045014472609E-3 -1.3616721937493748E-2 -1.1155824970709549E-2 -3.5545023696682554E-3 1.2252494442434037E-2 4.3411644535240601E-3 1.378082888380372E-2 5.11637239165319E-3 -7.2362511228665216E-3 8.5511693784523501E-4 19690000000 19893000000 19690000000 19893000000 8.5511693784523501E-4 WFC 22,400,000,000 22,519,000,000 21,386,000,000 21,246,000,000 20,950,000,000 21,739,000,000 20,413,000,000 20,408,000,000 19,278,000,000 20,599,000,000 21,590,000,000 21,286,000,000 21,170,000,000 22,088,000,000 21,214,000,000 21,535,000,000 20,469,000,000 20,739,000,000 20,560,000,000 21,023,000,000 21,054,000,000 21,316,000,000 21,083,000,000 21,223,000,000 WFC 2.2863219460321771E-2 1.7591115836729898E-2 -4.3652912903150431E-3 2.9035192052053738E-3 -8.1504993779576429E-3 -1.5813659062668517E-2 -7.7897018711959864E-3 -6.1462372303519031E-3 7.0659854331993621E-3 6.9204567261562655E-3 6.2296761283098245E-3 2.3675363416828521E-3 1.9161619230203542E-3 82753000000 84676000000 82753000000 84676000000 1.9161619230203542E-3 ZION ,771,387,000 ,598,132,000 ,565,994,000 ,502,955,000 ,539,915,000 ,511,535,000 ,542,494,000 ,538,891,000 ,575,378,000 ,562,346,000 ,553,813,000 ,553,753,000 ,565,048,000 ,555,748,000 ,546,353,000 ,561,024,000 ,547,363,000 ,551,723,000 ,522,773,000 ,537,920,000 ,547,246,000 ,575,872,000 ,539,433,000 ,560,042,000 ZION -4.6007419976930031E-3 -2.952178115044557E-3 -3.3477505001431318E-3 3.2738950210320361E-3 -7.9369959154876879E-3 -1.8208648949915585E-3 -1.0686786952693095E-2 -1.0584167818430967E-2 -5.4172209286273976E-5 1.1181842343848336E-2 7.6288653184730659E-3 1.0053302224841909E-2 -8.4632137607487667E-4 2245290000 2222593000 2245290000 2222593000 -8.4632137607487667E-4 Sum of Avg Diluted Shares (actual) Column Labels Sum of Avg Diluted Shares (actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 BBT 1.5104655706861259E-3 1.4167286985729E-3 1.2874274301382105E-3 1.5520124921686307E-3 2.1892117501527419E-3 2.6247538745030052E-3 4.6412213099351618E-3 5.4306709078217885E-3 4.8113515747580937E-3 4.4755972893346652E-3 2.4809705304087437E-3 2.0800491953034683E-3 2.8739777696733526E-3 2827605000 2926679000 2827605000 2926679000 2.8739777696733526E-3 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 CMA -1.8176565170680004E-4 -1.1268546389748946E-2 -1.1141720907342112E-2 -9.8369754754883409E-3 -5.8213226776788751E-3 -2.385900067707114E-3 -9.9047060429646727E-4 -1.1912601957946301E-3 -2.2823514115162258E-3 -3.2749390753115115E-3 -5.9726214474098427E-3 -4.9974136987138706E-3 -4.9526941529353108E-3 778871028 733821256 778871028 733821256 -4.9526941529353108E-3 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 FITB -2.7903172883222416E-3 -8.0676404503580157E-3 -1.1699384345978614E-2 -1.4444687221665475E-2 -1.5392601286105201E-2 -1.3252884338160076E-2 -1.5432614872189943E-2 -1.4863167328582283E-2 -1.4340394965273728E-2 -1.4517618637704621E-2 -1.1639252880853546E-2 -1.0621600506046103E-2 -1.2261589226860381E-2 3823877322 3297670536 3823877322 3297670536 -1.2261589226860381E-2 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 HBAN -1.1648654688374283E-3 -4.2814402592044054E-3 -5.923079306314083E-3 -6.906479262648646E-3 -6.6177984549964375E-3 -3.2425132400655254E-3 -1.7864881541113098E-3 -2.7161317393629147E-3 -3.3927324350517818E-3 -5.0714908230379274E-3 -5.6621127891186562E-3 -4.3607024325349464E-3 -4.262069021624515E-3 3472504000 3299008000 3472504000 3299008000 -4.262069021624515E-3 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 KEY -2.608013609404658E-3 -5.6139059998850938E-3 -7.3995469102651201E-3 -7.8656251435138547E-3 -8.7493356118761856E-3 -8.8697298139664982E-3 -9.3575270555003032E-3 -4.5599550723728344E-3 -9.4808544018987195E-3 -3.232318926621125E-3 -9.7818579284170148E-3 -1.5861326123355557E-2 -7.7875308250975328E-3 3804428000 3463742000 3804428000 3463742000 -7.7875308250975328E-3 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 MTB 2.8576617063353904E-3 6.0970149699228759E-3 5.9730421969719227E-3 6.1341853035143945E-3 7.7636322777945299E-3 5.1656137656626022E-3 4.8034075257241682E-3 5.3967193475557007E-3 3.5574956605426422E-3 3.4516483809219345E-3 3.1155188106795073E-3 2.4347688009331847E-3 4.7279977243834814E-3 501109000 530291000 501109000 530291000 4.7279977243834814E-3 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 PNC 1.42112742775935E-3 9.4607379375588607E-4 -4.7258979206044049E-4 4.7281323877057524E-4 2.3629489603025355E-3 3.3003300330032292E-3 5.1691729323308788E-3 3.740065451145469E-3 1.3972985561248041E-3 -1.3953488372092648E-3 -4.6576618537493841E-3 -6.5512400561534845E-3 4.7247940449257619E-4 2111000000 2123000000 2111000000 2123000000 4.7247940449257619E-4 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 RF 3.1028538594139121E-2 3.04662827419655E-2 2.5238867856498981E-2 0 -3.1651134165641137E-3 -4.9391427059446436E-3 -5.8500265910299554E-3 -4.9928673323823558E-3 -2.8673835125447855E-3 -3.2350826743350325E-3 -5.7699242697439868E-3 -7.9796880667392101E-3 3.8900183908308072E-3 5221000000 5470000000 5221000000 5470000000 3.8900183908308072E-3 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 STI 1.5403162869800369E-3 1.815839182095047E-3 1.6053199047123545E-3 1.0521071367934898E-3 6.9974077153034386E-5 -7.8634238654218258E-4 -1.330924375671283E-3 -1.9860452114346394E-3 -2.6148668674499387E-3 -4.6472593905009241E-3 -4.7594118482405801E-3 -6.125230278896443E-3 -1.3506556941736969E-3 2145014000 2110505000 2145014000 2110505000 -1.3506556941736969E-3 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 USB -3.2718230598088871E-3 -4.0703781512605453E-3 -5.6690837178642317E-3 -5.966587112171795E-3 -7.2028811524610381E-3 -6.449012494961659E-3 -5.2738336713995526E-3 -4.350190320826508E-3 -4.9153468050245896E-3 -4.9396267837541474E-3 -5.3778268063982004E-3 -5.8228199084985333E-3 -5.2763119221806987E-3 7641000000 7171000000 7641000000 7171000000 -5.2763119221806987E-3 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 WFC 1.7053573520111609E-3 9.8686210589815637E-4 7.3357630128034756E-4 6.8634820732382806E-4 1.2177824228738476E-3 9.2737143789167753E-4 -9.3116805720550033E-6 -1.5736886703727748E-3 -3.3248773572587265E-3 -3.7149501008276742E-3 -5.151758501340753E-3 -6.1508685800604201E-3 -1.142495070993732E-3 21344500000 21053700000 21344500000 21053700000 -1.142495070993732E-3 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 ZION 7.1735635143288512E-4 8.642817914639167E-4 9.431900804630633E-4 1.2608417671349237E-3 1.8511385179711404E-3 1.0224478626292832E-3 1.9923704813937793E-3 1.6591887592984911E-3 1.6945276698994816E-2 2.53614047416717E-2 2.3115877651033179E-2 2.231478076383242E-2 8.1223088536030996E-3 731781351 806380547 731781351 806380547 8.1223088536030996E-3 Sum of Core EPS (Reported) Column Labels Sum of Core EPS (Reported) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 BBT 6.439360932885263E-2 9.6816764161114399E-2 -0.12612185681353127 2.1946776807200585E-2 -0.13349191467476318 1.4364428180908551E-3 0.17252870075991567 -4.3214868506783577E-2 0.18152318233747744 1.1983131846803108E-2 6.5620831574972893E-3 5.4481735419892541E-2 2.1320492830595894E-2 2.402605032707732 3.0947597225260357 2.402605032707732 3.0947597225260357 2.1320492830595894E-2 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 CMA 4.7035688107419649E-2 2.5547722335222289E-2 1.7732829130470362E-2 1.0376582147643587E-2 1.72038510841106E-2 -2.4317360455154202E-2 9.3873438716240987E-3 1.0355674138018189E-2 2.1158132878980496E-2 6.2372196892312992E-2 5.6664815294158455E-3 -1.8938752221863142E-2 1.5040981290081579E-2 2.5779778924111092 3.0837709330143541 2.5779778924111092 3.0837709330143541 1.5040981290081579E-2 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 FITB -1.0466321801879674E-2 6.2216256356042443E-2 6.0121261628563794E-2 0.14424329012593917 5.1459059784500383E-2 -2.1333039441728818E-3 -5.0027170084766315E-2 -7.5169199340844983E-2 -4.4531709308756273E-2 -1.611110449442843E-3 3.7976548241415164E-2 -3.1258018300712065E-2 1.0040893263683737E-2 1.4884835057931558 1.6780755674704968 1.4884835057931558 1.6780755674704968 1.0040893263683737E-2 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 HBAN 3.5047734562585475E-2 4.8783952740339975E-2 -1.3744190939488643E-2 -3.5063207386151207E-3 -1.3798450391842021E-3 5.950165375810057E-3 6.7393981675556436E-3 2.5924312851832942E-2 1.46064094994236E-2 2.8452809649567534E-2 2.1658451078702345E-2 5.0450516393103717E-2 1.8060493612689354E-2 0.69383236075847299 0.86007746463717005 0.69383236075847299 0.86007746463717005 1.8060493612689354E-2 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 KEY 3.1875182550884507E-2 -5.4152931262007042E-3 2.9217772955526522E-2 1.7745687704907365E-2 2.0887259964193605E-2 2.1232419797737823E-2 3.9724072658884779E-2 2.8739339293569977E-2 -1.4385476968093336E-2 3.8677240633037346E-2 -7.8442196985416546E-3 1.2106584622582961E-2 1.7562894467316514E-2 0.82664893193754396 1.0187233319468341 0.82664893193754396 1.0187233319468341 1.7562894467316514E-2 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 MTB 0.10462316264676774 0.17717639180215095 5.4987281787717723E-2 4.9298632909274831E-2 -1.2494873667662554E-2 -7.6017319509001813E-2 -5.4815888494469056E-2 -4.2295304596327132E-2 -2.8565072912415057E-2 4.5315490413750936E-2 2.9425088214822814E-3 -3.1324551563294945E-2 1.33801409637615E-2 6.3521675757939002 7.4505891832299405 6.3521675757939002 7.4505891832299405 1.33801409637615E-2 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 0 0 PNC 7.9596478592980358E-3 6.9701579284528803E-2 3.5658413770442765E-2 0.14304549245364129 1.3851585806602618E-2 8.4210162843308067E-2 -4.8673070144166219E-3 -3.1161863643426324E-3 6.0012406431229071E-3 -2.1618645954286642E-2 -0.25418039404186143 -0.35172230273662319 -3.374504764758246E-2 4.9642541301550605 3.2881740658539398 4.9642541301550605 3.2881740658539398 -3.374504764758246E-2 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 RF 0.2920850348366788 0.27765761546184575 0.10160309905982801 -1.7634290945593767E-2 -3.5577907455359492E-2 -6.890206600868809E-3 -1.0829017342498859E-2 3.2520812169325231E-2 3.6370402304367833E-2 -1.9386039129853927E-4 -2.7123312567497893E-2 -1.2679144243838203E-2 4.7205994225087311E-2 0.47417523877114282 0.82475376175721604 0.47417523877114282 0.82475376175721604 4.7205994225087311E-2 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 STI -0.57294886109092424 1.2042640133576095 0.15252699314263518 0.1309371273613984 0.70231281203466489 3.1091594805315648E-2 3.489618763717206E-2 4.2633572274942022E-2 9.4689793747103623E-2 4.287752664504163E-2 1.1035860792130814E-2 2.4315272875793381E-2 8.7869738899575278E-2 1.3304082369691448 3.6551708346837826 1.3304082369691448 3.6551708346837826 8.7869738899575278E-2 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 USB 3.7853918442916079E-2 5.3005212237852817E-2 1.9326486707259338E-2 1.3872036100845531E-2 5.1864134359158598E-3 -7.0307789623282879E-3 -1.0410566272013644E-2 -6.027886695894713E-3 -3.2108899319246431E-3 -4.9752793216779612E-3 1.0056768746607547E-2 7.5641760981588479E-3 9.4331018944215916E-3 2.7905665290237618 3.1233660687947329 2.7905665290237618 3.1233660687947329 9.4331018944215916E-3 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 WFC 5.9103173337600179E-2 4.5859750642205599E-2 5.3539757488711093E-2 4.8995695313340581E-2 1.916202425088942E-2 9.1468038958997244E-3 3.0180864946522945E-3 -2.6117775446889979E-3 -1.4059735720813538E-2 8.9410279507033952E-3 1.1514757591754465E-2 -1.6034003030275246E-3 1.9803629228645425E-2 2.8997891306706243 3.6691465287917979 2.8997891306706243 3.6691465287917979 1.9803629228645425E-2 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 ZION -4.3233457054315805E-3 0.15245994434012355 0.27448501124521707 8.9090345928630521E-2 7.4159381710997341E-2 1.6856406432977478E-2 -0.1024925410261246 4.4289893360909049E-2 -1.2697268952101992E-2 -8.0291378014038628E-2 3.5594606665730222E-2 0.14017056518473958 4.7649174680417516E-2 1.1144727139142689 1.9483184460470522 1.1144727139142689 1.9483184460470522 4.7649174680417516E-2 Sum of Total Noninterest Expense (Reported Actual) Column Labels Sum of Total Noninterest Expense (Reported Actual) Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 BBT 1.5722183828611014E-2 -2.0071440721211142E-2 8.8526297517792507E-3 1.3592567102546527E-2 -3.7345102699032351E-3 -3.2373487817345392E-3 -1.1452991452991501E-2 -9.1647933598478781E-3 -1.5706806282722474E-2 -1.2411347517730542E-2 8.7971274685816336E-3 3.7373198077950143E-3 -2.1562339188111457E-3 5788000000 5640000000 5788000000 5640000000 -2.1562339188111457E-3 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 CMA -2.2844089091947906E-3 -1.0875787063537534E-2 -1.504629629629628E-2 -1.2338425381903662E-2 -4.7590719809637028E-3 3.1679617453675979E-2 -7.5318655851680516E-3 -4.086398131932234E-3 -9.9648300117233246E-3 -3.4339846062759083E-2 3.0656039239730148E-2 2.3200475907198204E-2 -1.4874561786839546E-3 1751000000 1720000000 1751000000 1720000000 -1.4874561786839546E-3 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 FITB 1.323828920570258E-2 4.4472361809045236E-2 -6.0139523694971997E-3 2.0329138431752103E-2 -1.2096774193548376E-2 -4.2737094837935197E-2 -7.0228241785803558E-3 -2.0964890123768676E-2 -1.9607843137254943E-2 -2.0263157894736872E-2 -9.1324200913242004E-3 -2.1686093792355754E-3 -5.397541982086973E-3 3928000000 3681000000 3928000000 3681000000 -5.397541982086973E-3 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 HBAN 1.3665069160556431E-2 9.9574796282242417E-3 7.4534464836428782E-4 4.2369262541912533E-3 1.3562811389669083E-3 -1.2449194557958232E-2 -4.4730711067528794E-3 3.4705666554104564E-3 -4.0958290965418254E-3 1.8637535741027778E-2 7.9651966915916805E-3 1.9398925774576581E-2 4.8259282798830405E-3 1760035000 1864710000 1760035000 1864710000 4.8259282798830405E-3 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 KEY -3.9554117224019913E-3 -4.6931407942237824E-3 7.254261878852919E-4 -2.8996013048205871E-3 3.6350418029806875E-3 2.1731256791017728E-3 -6.8666425731839231E-3 1.4556040756914523E-3 -4.7238372093023617E-3 -9.1274187659730055E-3 4.789977892409647E-3 9.534286762009625E-3 -8.4292363105820112E-4 2781000000 2753000000 2781000000 2753000000 -8.4292363105820112E-4 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 MTB -7.6398459876763081E-3 -3.7376007394783195E-2 -2.4418045908166652E-3 -1.1744378284330947E-2 1.7288583260687052E-2 4.6647344305721594E-2 2.2629893185531991E-2 2.8588936337704318E-2 2.4398534276082184E-3 -2.7780900653393892E-2 -1.4348530604869625E-3 1.0786356197742375E-2 3.0741883612175336E-3 2616414000 2714583000 2616414000 2714583000 3.0741883612175336E-3 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 PNC 4.9645390070921946E-2 3.2314923619272129E-3 5.6612981942409935E-3 -1.8538289818499476E-2 -2.1855221518987333E-2 -2.1231422505307851E-2 -1.0742691870674559E-2 -8.0400960634854357E-3 -3.8947368421052841E-3 2.6418683292823708E-3 8.9586846543001641E-3 3.9694975451791681E-3 -1.0163864750217799E-3 9729000000 9611000000 9729000000 9611000000 -1.0163864750217799E-3 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 RF 5.1199137698734187E-3 -6.6487935656836417E-2 -2.0390580126364188E-2 1.2899442978598685E-2 4.341534008682979E-3 6.6282420749279591E-3 -8.8748926424276897E-3 -1.6464471403812797E-2 -1.9089574155653488E-2 -7.1856287425149379E-3 8.7454764776839777E-3 9.5665171898355883E-3 -7.8286651776396932E-3 3711000000 3377000000 3711000000 3377000000 -7.8286651776396932E-3 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 STI 2.6089673488517429E-2 -4.2630937880633324E-2 -2.9262086513994867E-2 -2.670380078636958E-2 -5.3189698703921873E-2 -1.9911111111111102E-2 -1.4511155450752655E-3 -8.3560399636694038E-3 -2.7660743725957171E-2 -1.6013564431047511E-2 -1.3976641776756615E-2 -4.4660194174757084E-3 -1.8324488197336564E-2 6401000000 5127000000 6401000000 5127000000 -1.8324488197336564E-2 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 USB 1.2871382947837073E-2 -8.5992738390980872E-3 -8.6738627602158669E-3 -4.2776589539179621E-3 -4.2960359304823337E-3 7.452441655226405E-3 7.202647459606748E-3 -3.8654812524163695E-4 4.7370456303170716E-3 1.1738670258828021E-2 1.1507370423204932E-2 1.2128619781872851E-2 3.4189541347631192E-3 10333000000 10765000000 10333000000 10765000000 3.4189541347631192E-3 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 WFC 1.6684839632151727E-2 2.3877939212433308E-3 -7.5702519379845512E-3 -2.8884685014544109E-3 -2.0400252963137522E-4 -3.407537391091453E-3 -9.2543302895049528E-3 -1.2605910312047941E-3 3.0209604999069661E-3 1.1593604951005698E-2 1.1399555437730635E-2 5.5448020001613862E-3 2.1416331970280922E-3 48607000000 49871000000 48607000000 49871000000 2.1416331970280922E-3 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 ZION -8.6165964689645103E-3 -1.113759477271592E-2 3.1177612769788254E-3 6.083724288613368E-3 -1.5093749243356935E-2 4.9331167451767133E-3 4.484875932022625E-4 -3.3662243990766338E-3 4.2698351087353759E-2 4.7216654821276016E-3 -3.614981636853587E-4 -1.5480359706612212E-3 1.7285353425020578E-3 1628021000 1662113000 1628021000 1662113000 1.7285353425020578E-3 Sum of PPNR Column Labels Sum of PPNR Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Row Labels BBT ,841,000,000 ,915,000,000 ,837,000,000 ,718,000,000 ,787,000,000 ,780,000,000 ,622,000,000 ,741,000,000 ,736,000,000 ,691,000,000 ,932,000,000 1,015,000,000 ,947,000,000 1,034,000,000 ,965,000,000 ,944,000,000 ,844,000,000 ,868,000,000 ,904,000,000 ,860,000,000 ,915,000,000 ,984,000,000 ,892,000,000 ,896,000,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 CMA ,195,000,000 -,425,000,000 ,201,000,000 ,218,000,000 ,188,000,000 ,180,000,000 ,178,000,000 ,179,000,000 ,183,000,000 ,187,000,000 ,196,000,000 ,199,000,000 ,201,000,000 -,422,000,000 ,207,000,000 ,219,000,000 ,216,000,000 ,172,000,000 ,208,000,000 ,223,000,000 ,229,000,000 ,222,000,000 ,213,000,000 ,233,000,000 CMA 2.3529411764705799E-2 -0.77777777777777779 6.321839080459779E-2 0.10810810810810811 7.3170731707317138E-2 2.7 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 FITB ,601,000,000 ,540,000,000 ,554,000,000 ,559,000,000 ,629,000,000 ,547,000,000 ,533,000,000 ,613,000,000 ,589,000,000 ,489,000,000 ,559,000,000 ,633,000,000 ,550,000,000 ,616,000,000 ,627,000,000 ,889,000,000 ,648,000,000 ,612,000,000 ,500,000,000 ,691,000,000 ,532,000,000 ,615,000,000 ,550,000,000 ,589,000,000 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 HBAN ,217,331,000 ,299,331,000 ,235,646,000 ,265,560,000 ,249,720,000 ,242,959,000 ,227,480,000 ,230,339,000 ,229,550,000 ,208,304,000 ,250,271,000 ,240,838,000 ,226,308,000 ,274,975,000 ,238,300,000 ,228,033,000 ,215,177,000 ,244,160,000 ,234,034,000 ,254,205,000 ,257,469,000 ,238,288,000 ,249,866,000 ,281,472,000 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 KEY 78,000,000 ,147,000,000 ,250,000,000 ,325,000,000 ,371,000,000 ,377,000,000 ,319,000,000 ,319,000,000 ,306,000,000 ,286,000,000 ,281,000,000 ,278,000,000 ,398,000,000 ,334,000,000 ,319,000,000 ,304,000,000 ,329,000,000 ,305,000,000 ,312,000,000 ,312,000,000 ,305,000,000 ,369,000,000 ,304,000,000 ,347,000,000 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 MTB ,368,727,000 ,396,999,000 ,356,735,000 ,393,265,000 ,394,186,000 ,399,114,000 ,371,314,000 ,404,038,000 ,365,549,000 ,268,535,000 ,376,338,000 ,442,608,000 ,502,911,000 ,513,872,000 ,471,524,000 ,541,313,000 ,495,751,000 ,375,794,000 ,390,760,000 ,461,921,000 ,458,925,000 ,471,311,000 ,417,705,000 ,441,668,000 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 PNC 1,602,000,000 1,719,000,000 1,748,000,000 1,762,000,000 1,423,000,000 1,341,000,000 1,468,000,000 1,386,000,000 1,333,000,000 ,836,000,000 1,353,000,000 ,952,000,000 1,295,000,000 1,142,000,000 1,556,000,000 1,486,000,000 1,379,000,000 1,457,000,000 1,401,000,000 1,400,000,000 1,358,000,000 1,224,000,000 1,382,000,000 1,500,000,000 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 RF ,414,000,000 ,457,000,000 ,341,000,000 ,471,000,000 ,438,000,000 ,460,000,000 ,421,000,000 ,496,000,000 ,514,000,000 ,241,000,000 ,426,000,000 ,478,000,000 ,468,000,000 ,479,000,000 ,442,000,000 ,413,000,000 ,408,000,000 ,475,000,000 ,460,000,000 ,465,000,000 ,492,000,000 ,423,000,000 ,440,000,000 ,455,000,000 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 STI ,436,970,000 ,335,176,000 ,521,811,000 ,611,109,000 ,721,079,000 ,670,000,000 ,607,000,000 ,600,000,000 ,605,000,000 ,245,000,000 ,624,000,000 ,656,000,000 ,146,000,000 ,787,000,000 ,721,000,000 ,688,000,000 ,541,000,000 ,665,000,000 ,643,000,000 ,727,000,000 ,745,000,000 ,734,000,000 ,659,000,000 ,715,000,000 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 USB 2,223,000,000 2,256,000,000 2,168,000,000 2,111,000,000 2,158,000,000 2,094,000,000 2,109,000,000 2,217,000,000 2,270,000,000 2,098,000,000 2,313,000,000 2,431,000,000 2,512,000,000 2,447,000,000 2,343,000,000 2,329,000,000 2,273,000,000 2,150,000,000 2,209,000,000 2,366,000,000 2,323,000,000 2,185,000,000 2,187,000,000 2,306,000,000 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 WFC 11,042,000,000 9,737,000,000 9,640,000,000 8,828,000,000 9,080,000,000 8,639,000,000 7,849,000,000 7,799,000,000 7,683,000,000 8,209,000,000 8,504,000,000 8,711,000,000 8,934,000,000 9,044,000,000 8,701,000,000 8,974,000,000 7,880,000,000 7,940,000,000 7,747,000,000 8,352,000,000 8,000,000,000 8,238,000,000 8,123,000,000 8,151,000,000 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 ZION ,218,480,000 ,173,002,000 ,206,956,000 ,111,434,000 ,108,533,000 89,192,000 ,133,036,000 ,137,470,000 ,177,644,000 ,144,059,000 ,157,270,000 ,155,035,000 ,165,419,000 ,148,823,000 ,145,972,000 ,147,570,000 ,171,370,000 ,134,088,000 ,124,922,000 ,127,567,000 ,107,815,000 ,139,174,000 ,138,593,000 ,151,872,000 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE EARNINGS PER SHARE 2015Q2 Actuals vs 2015Q1 Actuals Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 RF 0.2920850348366788 STI 1.2042640133576095 ZION 0.27448501124521707 PNC 0.17857142857142838 STI 0.70231281203466489 PNC 9.3610698366% BBT 0.17252870075991567 ZION 4.4289893361% BBT 0.18152318233747744 CMA 6.2372196892% FITB 3.7976548241% ZION 0.14017056518473958 STI 8.78697389% 1 2 MTB 0.10462316264676774 RF 0.27765761546184575 STI 0.15252699314263518 FITB 0.14424329012593917 ZION 7.4159381711% STI 3.1091594805% KEY 3.9724072659% STI 4.2633572275% STI 9.4689793747% MTB 4.5315490414% ZION 3.5594606666% BBT 5.448173542% ZION 4.764917468% 2 3 BBT 6.4393609329% MTB 0.17717639180215095 RF 0.10160309905982801 STI 0.1309371273613984 FITB 5.1459059785% KEY 2.1232419798% STI 3.4896187637% RF 3.2520812169% RF 3.6370402304% STI 4.2877526645% HBAN 2.1658451079% HBAN 5.4505163931% RF 4.7205994225% 3 4 WFC 5.9103173338% ZION 0.15245994434012355 FITB 6.1212616286% ZION 8.9090345929% KEY 2.8872599642% ZION 1.6856406433% PNC 1.8695652174% KEY 2.8739339294% CMA 2.1158132879% KEY 3.8677240633% WFC 1.1514757592% STI 2.4315272876% PNC 3.4723069345% 4 5 CMA 4.7035688107% BBT 9.6816764161% PNC 5.6603773585% MTB 4.9298632909% PNC 1.9696969697% WFC .9146803896% CMA .9387343872% HBAN 2.5924312852% HBAN 1.4606409499% HBAN 2.845280965% STI 1.1035860792% KEY 1.2106584623% BBT 2.1320492831% 5 6 USB 3.7853918443% PNC 7.9429735234% MTB 5.4987281788% WFC 4.8995695313% WFC 1.9162024251% HBAN .5950165376% HBAN .6739398168% CMA 1.355674138% PNC .2735978112% BBT 1.1983131847% USB 1.5676874661% USB .7564176098% WFC 1.9803629229% 6 7 HBAN 3.5047734563% FITB 6.2216256356% WFC 5.3539757489% BBT 2.1946776807% CMA 1.7203851084% BBT .1436442818% WFC .3018086495% WFC -0.2611777545% USB -0.3210889932% WFC .8941027951% BBT .6562083157% WFC -0.1603400303% HBAN 1.8060493613% 7 8 KEY 3.1875182551% USB 5.3005212238% KEY 2.9217772956% KEY 1.7745687705% USB .5186413436% FITB -0.2133303944% USB -1.410566272% USB -0.6027886696% ZION -1.2697268952% RF .0193860391% CMA .5666481529% PNC .4149377593% KEY 1.7562894467% 8 9 PNC 1.867219917% HBAN 4.878395274% USB 1.9326486707% USB 1.3872036101% HBAN -0.1379845039% RF -0.6890206601% RF -1.8290173425% PNC -1.747311828% WFC -1.4059735721% FITB -0.1611110449% MTB .2942508821% RF -1.2679144244% CMA 1.504098129% 9 10 ZION -0.4323345705% WFC 4.5859750642% CMA 1.773282913% CMA 1.3765821476% MTB -1.2494873668% USB -0.7030778962% FITB -5.2717008477% MTB -4.2295304596% KEY -1.4385476968% PNC -0.4092769441% KEY -0.7844219699% CMA -1.8938752222% MTB 1.3380140964% 10 11 FITB -1.4663218019% CMA 2.5547722335% HBAN -1.3744190939% HBAN -0.3506320739% RF -3.5577907455% CMA -2.4317360455% MTB -5.4815888494% BBT -4.3214868507% MTB -2.8565072912% USB -0.4975279322% PNC -0.9589041096% FITB -3.1258018301% FITB 1.4089326368% 11 12 STI -0.57294886109092424 KEY -0.5415293126% BBT -0.12612185681353127 RF -1.7634290946% BBT -0.13349191467476318 MTB -7.6017319509% ZION -0.1024925410261246 FITB -7.5169199341% FITB -4.4531709309% ZION -8.291378014% RF -2.7123312567% MTB -3.1324551563% USB .9433101894% 12 *Core income, on a diluted per-share basis. Core income is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items. The assumed tax rate is 35%. CORE EARNINGS PER SHARE 2015Q3 Actuals vs 2015Q2 Actuals Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer7 0.2920850348366788 Peer8 1.2042640133576095 Peer11 0.27448501124521707 Peer6 0.17857142857142838 Peer8 0.70231281203466489 Peer6 9.3610698366% Peer1 0.17252870075991567 Peer11 4.4289893361% Peer1 0.18152318233747744 Peer2 6.2372196892% Peer3 3.7976548241% Peer11 0.14017056518473958 Peer8 8.78697389% 1 2 MTB 0.10462316264676774 Peer7 0.27765761546184575 Peer8 0.15252699314263518 Peer3 0.14424329012593917 Peer11 7.4159381711% Peer8 3.1091594805% Peer5 3.9724072659% Peer8 4.2633572275% Peer8 9.4689793747% MTB 4.5315490414% Peer11 3.5594606666% Peer1 5.448173542% Peer11 4.764917468% 2 3 Peer1 6.4393609329% MTB 0.17717639180215095 Peer7 0.10160309905982801 Peer8 0.1309371273613984 Peer3 5.1459059785% Peer5 2.1232419798% Peer8 3.4896187637% Peer7 3.2520812169% Peer7 3.6370402304% Peer8 4.2877526645% Peer4 2.1658451079% Peer4 5.4505163931% Peer7 4.7205994225% 3 4 Peer10 5.9103173338% Peer11 0.15245994434012355 Peer3 6.1212616286% Peer11 8.9090345929% Peer5 2.8872599642% Peer11 1.6856406433% Peer6 1.8695652174% Peer5 2.8739339294% Peer2 2.1158132879% Peer5 3.8677240633% Peer10 1.1514757592% Peer8 2.4315272876% Peer6 3.4723069345% 4 5 Peer2 4.7035688107% Peer1 9.6816764161% Peer6 5.6603773585% MTB 4.9298632909% Peer6 1.9696969697% Peer10 .9146803896% Peer2 .9387343872% Peer4 2.5924312852% Peer4 1.4606409499% Peer4 2.845280965% Peer8 1.1035860792% Peer5 1.2106584623% Peer1 2.1320492831% 5 6 Peer9 3.7853918443% Peer6 7.9429735234% MTB 5.4987281788% Peer10 4.8995695313% Peer10 1.9162024251% Peer4 .5950165376% Peer4 .6739398168% Peer2 1.355674138% Peer6 .2735978112% Peer1 1.1983131847% Peer9 1.5676874661% Peer9 ..7564176098% Peer10 1.9803629229% 6 7 Peer4 3.5047734563% Peer3 6.2216256356% Peer10 5.3539757489% Peer1 2.1946776807% Peer2 1.7203851084% Peer1 .1436442818% Peer10 .3018086495% Peer10 -0.2611777545% Peer9 -0.3210889932% Peer10 .8941027951% Peer1 ..6562083157% Peer10 -0.1603400303% Peer4 1.8060493613% 7 8 Peer5 3.1875182551% Peer9 5.3005212238% Peer5 2.9217772956% Peer5 1.7745687705% Peer9 .5186413436% Peer3 -0.2133303944% Peer9 -1.410566272% Peer9 -0.6027886696% Peer11 -1.2697268952% Peer7 ..0193860391% Peer2 .5666481529% Peer6 .4149377593% Peer5 1.7562894467% 8 9 Peer6 1.867219917% Peer4 4.878395274% Peer9 1.9326486707% Peer9 1.3872036101% Peer4 -0.1379845039% Peer7 -0.6890206601% Peer7 -1.8290173425% Peer6 -1.747311828% Peer10 -1.4059735721% Peer3 -0.1611110449% MTB .2942508821% Peer7 -1.2679144244% Peer2 1.504098129% 9 10 Peer11 -0.4323345705% Peer10 4.5859750642% Peer2 1.773282913% Peer2 1.3765821476% MTB -1.2494873668% Peer9 -0.7030778962% Peer3 -5.2717008477% MTB -4.2295304596% Peer5 -1.4385476968% Peer6 -0.4092769441% Peer5 -0.7844219699% Peer2 -1.8938752222% MTB 1.3380140964% 10 11 Peer3 -1.4663218019% Peer2 2.5547722335% Peer4 -1.3744190939% Peer4 -0.3506320739% Peer7 -3.5577907455% Peer2 -2.4317360455% MTB -5.4815888494% Peer1 -4.3214868507% MTB -2.8565072912% Peer9 -0.4975279322% Peer6 -0.9589041096% Peer3 -3.1258018301% Peer3 1.4089326368% 11 12 Peer8 -0.57294886109092424 Peer5 -0.5415293126% Peer1 -0.12612185681353127 Peer7 -1.7634290946% Peer1 -0.13349191467476318 MTB -7.6017319509% Peer11 -0.1024925410261246 Peer3 -7.5169199341% Peer3 -4.4531709309% Peer11 -8.291378014% Peer7 -2.7123312567% MTB -3.1324551563% Peer9 .9433101894% 12 SNLTable Date Restate Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) Total Noninterest Expense (Reported Actual) 130509 130992 131166 132608 132672 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,138,296,000 ,696,628,000 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,104,080,000 ,686,375,000 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,137,532,000 ,666,221,000 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,124,284,000 ,665,359,000 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,129,581,000 ,667,660,000 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,080,994,000 ,690,234,000 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,118,866,000 ,743,072,000 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,154,377,000 ,658,626,000 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,132,272,000 ,590,959,000 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,102,388,000 ,630,864,000 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,140,018,000 ,626,146,000 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,118,938,000 ,616,027,000 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,062,849,000 ,620,241,000 100253 2012Q1 1 M&T Bank Corporation 100253 MTB 1,013,305,000 ,636,967,000 100253 2011Q4 1 M&T Bank Corporation 100253 MTB ,991,725,000 ,723,190,000 100253 2011Q3 1 M&T Bank Corporation 100253 MTB 1,001,565,000 ,636,016,000 100253 2011Q2 1 M&T Bank Corporation 100253 MTB ,943,937,000 ,539,899,000 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,866,590,000 ,495,276,000 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,867,617,000 ,468,503,000 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,874,319,000 ,480,133,000 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,869,333,000 ,476,068,000 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,846,097,000 ,489,362,000 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,869,186,000 ,472,187,000 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,854,773,000 ,486,046,000 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,358,000,000 1,462,000,000 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,309,000,000 1,417,000,000 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,357,000,000 1,373,000,000 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,303,000,000 1,388,000,000 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,301,000,000 1,441,000,000 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,272,000,000 1,368,000,000 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,311,000,000 1,443,000,000 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,322,000,000 1,478,000,000 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,438,000,000 1,494,000,000 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,400,000,000 1,435,000,000 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,496,000,000 1,462,000,000 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,447,000,000 1,500,000,000 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,430,000,000 1,415,000,000 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,316,000,000 1,384,000,000 100438 2011Q4 1 BB&T Corporation 100438 BBT 2,271,000,000 1,580,000,000 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,145,000,000 1,409,000,000 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,143,000,000 1,402,000,000 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,999,000,000 1,377,000,000 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,197,000,000 1,417,000,000 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,185,000,000 1,398,000,000 100438 2010Q2 1 BB&T Corporation 100438 BBT 2,180,000,000 1,462,000,000 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,161,000,000 1,324,000,000 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,267,000,000 1,352,000,000 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,146,000,000 1,305,000,000 100406 2015Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,866,000,000 2,366,000,000 100406 2015Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,731,000,000 2,349,000,000 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,763,000,000 2,539,000,000 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,715,000,000 2,357,000,000 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,728,000,000 2,328,000,000 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,665,000,000 2,264,000,000 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,971,000,000 2,514,000,000 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,773,000,000 2,394,000,000 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,891,000,000 2,405,000,000 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,924,000,000 2,368,000,000 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,866,000,000 2,724,000,000 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,910,000,000 2,615,000,000 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,548,000,000 2,596,000,000 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,663,000,000 2,310,000,000 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,527,000,000 2,691,000,000 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,465,000,000 2,132,000,000 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,517,000,000 2,131,000,000 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,575,000,000 2,107,000,000 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,679,000,000 2,338,000,000 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,485,000,000 2,062,000,000 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,784,000,000 2,022,000,000 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,748,000,000 2,000,000,000 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,773,000,000 2,054,000,000 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,793,000,000 2,191,000,000 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,988,000,000 2,682,000,000 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,852,000,000 2,665,000,000 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 4,989,000,000 2,804,000,000 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,937,000,000 2,614,000,000 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 4,919,000,000 2,553,000,000 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,753,000,000 2,544,000,000 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,832,000,000 2,682,000,000 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,838,000,000 2,565,000,000 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,886,000,000 2,557,000,000 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,813,000,000 2,470,000,000 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,053,000,000 2,606,000,000 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000,000 2,609,000,000 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,032,000,000 2,601,000,000 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,873,000,000 2,560,000,000 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 4,794,000,000 2,696,000,000 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,746,000,000 2,476,000,000 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,642,000,000 2,425,000,000 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,423,000,000 2,314,000,000 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,579,000,000 2,485,000,000 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,543,000,000 2,385,000,000 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,488,000,000 2,377,000,000 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,304,000,000 2,136,000,000 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,484,000,000 2,228,000,000 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,276,000,000 2,053,000,000 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 20,620,000,000 12,469,000,000 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 20,630,000,000 12,507,000,000 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 20,885,000,000 12,647,000,000 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 20,248,000,000 12,248,000,000 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 20,546,000,000 12,194,000,000 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 19,695,000,000 11,948,000,000 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,025,000,000 12,085,000,000 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 19,982,000,000 12,102,000,000 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,229,000,000 12,255,000,000 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,101,000,000 12,400,000,000 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 21,296,000,000 12,252,000,000 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,046,000,000 12,112,000,000 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,108,000,000 12,397,000,000 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,279,000,000 12,775,000,000 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,343,000,000 12,134,000,000 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 18,984,000,000 11,301,000,000 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 19,790,000,000 11,991,000,000 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,142,000,000 12,293,000,000 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,445,000,000 12,806,000,000 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,857,000,000 11,777,000,000 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,076,000,000 12,248,000,000 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,377,000,000 11,737,000,000 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,313,000,000 12,576,000,000 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,477,000,000 11,435,000,000 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,681,000,000 ,448,000,000 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,000,000 ,457,000,000 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,639,000,000 ,417,000,000 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,627,000,000 ,398,000,000 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,632,000,000 ,409,000,000 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,615,000,000 ,407,000,000 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,647,000,000 ,475,000,000 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,631,000,000 ,415,000,000 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,635,000,000 ,416,000,000 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,627,000,000 ,420,000,000 100206 2012Q4 1 Comerica Incorporated 100206 CMA NA ,422,000,000 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,624,000,000 ,423,000,000 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,636,000,000 ,437,000,000 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,642,000,000 ,446,000,000 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,000,000 ,441,000,000 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,610,000,000 ,427,000,000 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,583,000,000 ,404,000,000 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,593,000,000 ,415,000,000 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,617,000,000 ,437,000,000 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,590,000,000 ,402,000,000 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,615,000,000 ,397,000,000 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,605,000,000 ,404,000,000 100206 2009Q4 1 Comerica Incorporated 100206 CMA NA ,425,000,000 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,594,000,000 ,399,000,000 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,538,000,000 ,949,000,000 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,476,000,000 ,926,000,000 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,533,000,000 ,918,000,000 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,000,000 ,888,000,000 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,648,000,000 ,957,000,000 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,460,000,000 ,960,000,000 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,607,000,000 ,995,000,000 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,612,000,000 ,964,000,000 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,929,000,000 1,040,000,000 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,615,000,000 ,988,000,000 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,789,000,000 1,173,000,000 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,565,000,000 1,015,000,000 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,589,000,000 ,956,000,000 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,572,000,000 1,013,000,000 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,485,000,000 ,996,000,000 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,552,000,000 ,963,000,000 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,540,000,000 ,927,000,000 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,452,000,000 ,919,000,000 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,552,000,000 1,005,000,000 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,612,000,000 ,983,000,000 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,507,000,000 ,948,000,000 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,526,000,000 ,972,000,000 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,528,000,000 ,988,000,000 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,499,000,000 ,898,000,000 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,772,377,000 ,490,905,000 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,699,308,000 ,449,442,000 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,706,634,000 ,468,346,000 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,713,486,000 ,456,017,000 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,709,625,000 ,455,420,000 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,669,021,000 ,434,987,000 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,679,302,000 ,435,142,000 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,678,521,000 ,463,344,000 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,677,266,000 ,449,233,000 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,681,297,000 ,442,997,000 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,732,691,000 ,457,716,000 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,196,000 ,460,888,000 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,682,431,000 ,441,593,000 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,691,925,000 ,441,654,000 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,648,255,000 ,439,951,000 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,666,387,000 ,436,837,000 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,657,597,000 ,427,258,000 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,641,235,000 ,413,755,000 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,679,617,000 ,436,658,000 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,677,401,000 ,427,681,000 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,669,143,000 ,403,583,000 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,634,776,000 ,399,130,000 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,620,662,000 ,321,331,000 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,621,427,000 ,404,096,000 100334 2015Q2 1 KeyCorp 100334 KEY 1,062,000,000 ,715,000,000 100334 2015Q1 1 KeyCorp 100334 KEY ,979,000,000 ,675,000,000 100334 2014Q4 1 KeyCorp 100334 KEY 1,054,000,000 ,685,000,000 100334 2014Q3 1 KeyCorp 100334 KEY ,983,000,000 ,678,000,000 100334 2014Q2 1 KeyCorp 100334 KEY 1,001,000,000 ,689,000,000 100334 2014Q1 1 KeyCorp 100334 KEY ,974,000,000 ,662,000,000 100334 2013Q4 1 KeyCorp 100334 KEY 1,015,000,000 ,710,000,000 100334 2013Q3 1 KeyCorp 100334 KEY 1,020,000,000 ,691,000,000 100334 2013Q2 1 KeyCorp 100334 KEY ,989,000,000 ,685,000,000 100334 2013Q1 1 KeyCorp 100334 KEY 1,000,000,000 ,681,000,000 100334 2012Q4 1 KeyCorp 100334 KEY 1,038,000,000 ,704,000,000 100334 2012Q3 1 KeyCorp 100334 KEY 1,079,000,000 ,681,000,000 100334 2012Q2 1 KeyCorp 100334 KEY ,971,000,000 ,693,000,000 100334 2012Q1 1 KeyCorp 100334 KEY ,960,000,000 ,679,000,000 100334 2011Q4 0 KeyCorp 100334 KEY 1,003,000,000 ,717,000,000 100334 2011Q3 1 KeyCorp 100334 KEY ,998,000,000 ,692,000,000 100334 2011Q2 1 KeyCorp 100334 KEY ,999,000,000 ,680,000,000 100334 2011Q1 1 KeyCorp 100334 KEY 1,020,000,000 ,701,000,000 100334 2010Q4 1 KeyCorp 100334 KEY 1,121,000,000 ,744,000,000 100334 2010Q3 1 KeyCorp 100334 KEY 1,107,000,000 ,736,000,000 100334 2010Q2 1 KeyCorp 100334 KEY 1,094,000,000 ,769,000,000 100334 2010Q1 1 KeyCorp 100334 KEY 1,035,000,000 ,785,000,000 100334 2009Q4 1 KeyCorp 100334 KEY 1,018,000,000 ,871,000,000 100334 2009Q3 1 KeyCorp 100334 KEY ,979,000,000 ,901,000,000 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,314,000,000 ,859,000,000 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,280,000,000 ,840,000,000 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,282,000,000 ,859,000,000 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,311,000,000 ,819,000,000 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,292,000,000 ,827,000,000 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,271,000,000 ,811,000,000 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,358,000,000 ,883,000,000 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,292,000,000 ,884,000,000 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,297,000,000 ,884,000,000 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,284,000,000 ,842,000,000 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,339,000,000 ,860,000,000 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,337,000,000 ,869,000,000 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,318,000,000 ,840,000,000 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,339,000,000 ,913,000,000 100233 2011Q4 1 Regions Financial Corporation 100233 RF 1,349,000,000 1,108,000,000 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,364,000,000 ,850,000,000 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,375,000,000 ,879,000,000 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,353,000,000 ,932,000,000 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,450,000,000 ,990,000,000 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,347,000,000 ,909,000,000 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,362,000,000 ,891,000,000 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,325,000,000 ,984,000,000 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,664,000,000 1,207,000,000 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,613,000,000 1,199,000,000 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,027,000,000 1,312,000,000 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 1,939,000,000 1,280,000,000 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,010,000,000 1,276,000,000 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,004,000,000 1,259,000,000 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,062,000,000 1,335,000,000 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 1,996,000,000 1,353,000,000 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,026,000,000 1,361,000,000 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,951,000,000 1,410,000,000 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,069,000,000 1,381,000,000 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,082,000,000 1,361,000,000 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,260,000,000 1,473,000,000 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,872,000,000 1,726,000,000 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,200,000,000 1,544,000,000 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,169,000,000 1,545,000,000 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,998,000,000 1,753,000,000 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,164,000,000 1,559,000,000 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,139,000,000 1,539,000,000 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,068,000,000 1,461,000,000 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,221,000,000 1,551,000,000 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,215,134,000 1,494,055,000 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,073,158,000 1,462,049,000 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,868,054,000 1,346,243,000 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,942,000 1,510,766,000 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,865,817,000 1,428,847,000 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,555,322,000 ,403,450,000 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,536,054,000 ,397,461,000 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,561,840,000 ,422,666,000 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,546,351,000 ,438,536,000 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,533,594,000 ,406,027,000 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,985,000 ,398,063,000 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,548,928,000 ,414,840,000 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,542,033,000 ,370,663,000 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,558,966,000 ,411,396,000 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,543,320,000 ,397,348,000 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,837,000 ,407,014,000 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,560,394,000 ,394,975,000 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,556,691,000 ,401,656,000 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,549,642,000 ,392,372,000 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,569,049,000 ,424,990,000 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,586,647,000 ,409,003,000 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,553,711,000 ,416,241,000 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,541,366,000 ,408,330,000 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,531,993,000 ,442,801,000 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,564,577,000 ,456,044,000 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,541,789,000 ,430,355,000 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,596,082,000 ,389,126,000 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,616,355,000 ,443,353,000 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,653,187,000 ,434,707,000 SNLTable Date restate Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) Core EPS (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 130509 130992 131166 ,211,592 ,131,979 ,132,885 ,132,672 208768 248334 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,166,719 1.80467282270828 ,133,116,000 ,696,628 66,402,861 1.98 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,085,972 1.70430960029611 ,132,769,000 ,686,375 65,638,737 1.65 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,116,397 1.9750688132033201 ,132,278,000 ,666,221 65,008,834 1.92 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,101,610 1.9665379470222299 ,132,128,000 ,665,359 64,028,877 1.91 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,108,292 2.0456063215635099 ,131,828,000 ,667,660 63,206,647 1.98 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,058,393 1.68174362752738 ,131,126,000 ,690,234 62,888,306 1.61 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,094,073 1.64261173452084 ,130,464,000 ,743,072 62,687,833 1.56 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,135,420 2.1822679367800202 ,130,265,000 ,658,626 61,923,643 2.11 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,114,649 2.3791369534053399 ,129,017,000 ,590,959 63,030,296 2.5499999999999998 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,081,779 2.1390777589613301 ,128,636,000 ,630,864 63,805,786 1.98 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,120,385 2.3290095262196999 ,127,800,000 ,626,146 64,243,072 2.16 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,093,492 2.2965178388877501 ,126,292,000 ,616,027 62,216,896 2.17 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,034,615 1.9495414407869001 ,125,897,000 ,620,241 61,492,133 1.71 100253 2012Q1 1 M&T Bank Corporation 100253 MTB ,991,435 1.68488533316334 ,125,616,000 ,636,967 59,786,776 1.5 100253 2011Q4 1 M&T Bank Corporation 100253 MTB 1,023,132 1.0858068243977199 ,124,736,000 ,723,190 58,816,278 1.04 100253 2011Q3 1 M&T Bank Corporation 100253 MTB ,975,219 1.63193397744594 ,124,860,000 ,636,016 57,216,116 1.32 100253 2011Q2 1 M&T Bank Corporation 100253 MTB 1,004,476 1.93205704306159 ,122,796,000 ,539,899 57,218,997 2.42 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,845,972 1.5898661904786999 ,119,852,000 ,495,276 51,026,405 1.59 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,876,881 1.70236073767121 ,119,503,000 ,468,503 50,542,874 1.59 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,845,787 1.6327893703793801 ,119,155,000 ,480,133 49,239,950 1.48 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,844,983 1.6971531766101899 ,118,878,000 ,476,068 49,691,049 1.46 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,823,129 1.4158890354734699 ,118,256,000 ,489,362 50,129,558 1.1499999999999999 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,843,921 1.41163648197868 ,117,672,000 ,472,187 50,405,903 1.04 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,853,228 1.3011885612938301 ,117,547,064 ,486,046 50,755,088 0.97 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,327,179 0.825596916299559 ,734,527,000 1,462,000 ,120,844,075 0.62 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,299,308 0.67013729508196695 ,731,511,000 1,417,000 ,118,441,663 0.67 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,338,091 0.76497277676951003 ,730,652,000 1,373,000 ,118,410,599 0.75 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,286,348 0.83405273437500005 ,729,989,000 1,388,000 ,117,185,349 0.7 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,270,986 0.66570047169811297 ,728,452,000 1,441,000 ,117,932,746 0.57999999999999996 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,255,911 0.65100403225806502 ,724,283,000 1,368,000 ,114,886,145 0.68 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,341,771 0.73044692737430195 ,717,671,000 1,443,000 ,114,185,711 0.75 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,305,625 0.39139925373134299 ,716,101,000 1,478,000 ,113,786,321 0.37 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,435,311 0.77584186471663596 ,712,861,000 1,494,000 ,113,892,218 0.77 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,394,364 0.27598333333333303 ,711,020,000 1,435,000 ,112,221,164 0.28999999999999998 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,474,543 0.72732905138339898 ,710,190,000 1,462,000 ,112,585,516 0.71 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,417,929 0.72578891257995704 ,709,875,000 1,500,000 ,112,089,148 0.66 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,372,661 0.72204705882352904 ,708,454,000 1,415,000 ,108,948,574 0.72 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,256,169 0.62974361948955904 ,707,369,000 1,384,000 ,105,979,734 0.61 100438 2011Q4 1 BB&T Corporation 100438 BBT 1,950,798 0.47973785166240401 ,706,178,000 1,580,000 ,105,211,785 0.55000000000000004 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,014,202 0.57107650273223998 ,705,604,000 1,409,000 ,102,347,966 0.52 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,036,678 0.438351791530945 ,704,969,000 1,402,000 ,100,869,580 0.44 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,896,545 0.32938666666666699 ,704,101,000 1,377,000 99,933,713 0.32 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,075,021 0.22420673076923101 ,702,781,000 1,417,000 ,100,858,816 0.3 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,057,263 0.10235714285714299 ,701,535,000 1,398,000 99,569,296 0.3 100438 2010Q2 1 BB&T Corporation 100438 BBT 1,984,468 0.14164285714285699 ,701,322,000 1,462,000 99,824,302 0.3 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,027,798 0.30992553191489403 ,698,675,000 1,324,000 99,628,590 0.27 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,181,713 0.27488918918918898 ,696,038,000 1,352,000 ,101,054,587 0.27 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,053,365 0.235220394736842 ,672,457,000 1,305,000 ,101,521,050 0.23 100406 2015Q2 0 PNC Financial Services Group, Inc. 100406 PNC 3,852,876 NA ,525,000,000 2,366,000 ,202,117,756 1.88 100406 2015Q1 0 PNC Financial Services Group, Inc. 100406 PNC 3,683,861 NA ,529,000,000 2,349,000 ,201,594,037 1.75 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,946,056 1.61529867482161 ,532,000,000 2,539,000 ,201,616,754 1.84 1.4407402216732981 1.5668181818181821 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,838,555 1.67287539103233 ,537,000,000 2,357,000 ,197,599,857 1.79 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,816,225 1.78399497487437 ,539,000,000 2,328,000 ,197,657,914 1.85 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648 1.7286297049847399 ,539,000,000 2,264,000 ,194,842,033 1.82 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 4,067,239 1.7655714285714299 ,535,000,000 2,514,000 ,192,276,047 1.87 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,897,445 1.6314091869060201 ,534,000,000 2,394,000 ,189,452,987 1.77 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 4,001,299 1.80559389895138 ,531,000,000 2,405,000 ,186,124,499 1.98 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458 1.7625310119695301 ,528,000,000 2,368,000 ,182,778,961 1.74 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 4,016,788 1.2245945121951201 ,528,000,000 2,724,000 ,181,978,570 1.24 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 4,048,523 1.54364055299539 ,529,000,000 2,615,000 ,178,095,432 1.64 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,567,227 1.0126353166986599 ,530,000,000 2,596,000 ,176,381,865 0.98 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595 1.5716679841897201 ,529,000,000 2,310,000 ,172,238,423 1.44 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,523,240 0.87582399103138997 ,526,000,000 2,691,000 ,154,878,417 0.85 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,497,375 1.5041268382352899 ,526,000,000 2,132,000 ,150,114,686 1.55 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,560,538 1.67313125 ,527,000,000 2,131,000 ,145,828,190 1.67 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213 1.51525907990315 ,526,000,000 2,107,000 ,144,734,365 1.57 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,891,758 1.23136882129278 ,526,000,000 2,338,000 ,145,820,560 1.5 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,541,473 1.4205303587856499 ,526,000,000 2,062,000 ,144,955,006 2.0699999999999998 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,881,387 1.26340540540541 ,527,000,000 2,022,000 ,149,084,081 1.47 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094 1.2514000000000001 ,500,327,000 2,000,000 ,151,989,199 0.66 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 5,083,671 0.89290518962075804 ,462,000,000 2,054,000 ,152,528,086 2.17 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,997,100 0.94989130434782598 ,460,929,000 2,191,000 ,155,847,654 1 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,990,000 0.80787579393083997 1,779,000,000 2,682,000 ,243,515,000 0.8 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,853,000 0.76832380952380996 1,789,000,000 2,665,000 ,240,142,000 0.76 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 5,115,000 0.75600774647887303 1,796,000,000 2,804,000 ,242,637,000 0.79 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,935,000 0.79115871886121003 1,807,000,000 2,614,000 ,240,282,000 0.78 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 5,135,000 0.78442747021723902 1,821,000,000 2,553,000 ,238,433,000 0.78 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,751,000 0.73745905334335105 1,828,000,000 2,544,000 ,232,706,000 0.73 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,844,000 0.77135349172066203 1,832,000,000 2,682,000 ,229,385,000 0.76 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,850,000 0.80109428571428598 1,843,000,000 2,565,000 ,225,336,000 0.76 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,898,000 0.80319288256227805 1,853,000,000 2,557,000 ,221,734,000 0.76 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,820,000 0.77020913107511002 1,867,000,000 2,470,000 ,216,814,000 0.73 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,063,000 0.79362787249814704 1,880,000,000 2,606,000 ,217,625,000 0.72 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000 0.78474786324786305 1,897,000,000 2,609,000 ,212,130,000 0.74 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,034,000 0.760069516728624 1,898,000,000 2,601,000 ,209,515,000 0.71 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,883,000 0.71126887159533103 1,910,000,000 2,560,000 ,204,757,000 0.67 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 5,036,000 0.64011415525114101 1,911,000,000 2,696,000 ,202,556,000 0.69 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,737,000 0.67911398544866597 1,922,000,000 2,476,000 ,197,378,000 0.64 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,630,000 0.64007712082262203 1,929,000,000 2,425,000 ,192,021,000 0.6 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,456,000 0.54027118644067795 1,928,000,000 2,314,000 ,189,845,000 0.52 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,678,000 0.49927444794952702 1,922,000,000 2,485,000 ,188,614,000 0.49 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,490,000 0.49047933409873701 1,920,000,000 2,385,000 ,185,794,000 0.45 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,453,000 0.49531322505800501 1,921,000,000 2,377,000 ,182,430,000 0.45 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,295,000 0.38782561728395099 1,919,000,000 2,136,000 ,182,021,000 0.34 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,467,000 0.389094827586207 1,917,000,000 2,228,000 ,189,676,000 0.3 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,275,000 0.35583190394511099 1,917,000,000 2,053,000 ,177,921,000 0.3 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 21,223,000 0.92999608428118596 5,220,500,000 12,469,000 ,873,443,000 1.03 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 21,083,000 0.944550814869072 5,243,600,000 12,507,000 ,845,292,000 1.04 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 21,316,000 0.935530657748049 5,279,200,000 12,647,000 ,845,419,000 1.02 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 21,054,000 0.85906897189349096 5,310,400,000 12,248,000 ,824,327,000 1.02 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 21,023,000 0.93588864306784703 5,350,800,000 12,194,000 ,814,648,000 1.01 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 20,560,000 0.90271535580524398 5,353,300,000 11,948,000 ,810,896,000 1.05 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,739,000 0.90333395418141205 5,358,600,000 12,085,000 ,808,590,000 1 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 20,469,000 0.91042016174534501 5,381,700,000 12,102,000 ,793,121,000 0.99 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,535,000 0.945452769347496 5,384,600,000 12,255,000 ,782,514,000 0.98 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,214,000 0.89169661326302996 5,353,500,000 12,400,000 ,779,484,000 0.92 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 22,088,000 0.87024253654519301 5,338,700,000 12,252,000 ,777,575,000 0.91 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,170,000 0.84239898240406996 5,355,600,000 12,112,000 ,765,245,000 0.88 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,286,000 0.77965182829888702 5,369,900,000 12,397,000 ,756,879,000 0.82 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,590,000 0.71972588264545001 5,337,800,000 12,775,000 ,747,669,000 0.75 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,599,000 0.729399176954732 5,317,600,000 12,134,000 ,750,259,000 0.73 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 19,278,000 0.67101224277155502 5,319,200,000 11,301,000 ,740,067,000 0.72 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 20,408,000 0.66304721030042901 5,331,700,000 11,991,000 ,731,028,000 0.7 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,413,000 0.69054103641456599 5,333,100,000 12,293,000 ,729,172,000 0.67 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,739,000 0.65458926361386105 5,293,800,000 12,806,000 ,735,245,000 0.61 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,950,000 0.64044761904761904 5,273,200,000 11,777,000 ,732,500,000 0.6 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,246,000 0.55649756775538595 5,260,800,000 12,248,000 ,745,081,000 0.55000000000000004 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,386,000 0.47804911467116401 5,225,200,000 11,737,000 ,756,307,000 0.45 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,519,000 0.40899492385786801 4,796,100,000 12,576,000 ,758,254,000 0.08 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,400,000 0.57868790291998495 4,706,400,000 11,435,000 ,775,924,000 0.56000000000000005 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,683,020 0.73 ,182,422,373 ,448,000 49,122,655 0.73 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,786 0.74078409090909103 ,182,270,161 ,457,000 48,471,589 0.73 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,644,148 0.8 ,183,727,722 ,417,000 47,998,777 0.8 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,628,860 0.81298684210526295 ,185,401,000 ,398,000 47,115,085 0.82 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,639,366 0.78953020134228202 ,186,108,000 ,409,000 47,290,404 0.8 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,616,945 0.72307299270073 ,186,701,477 ,407,000 45,894,574 0.73 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,636,945 0.616495652173913 ,186,165,508 ,475,000 44,871,570 0.62 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,625,566 0.75202758620689703 ,187,103,814 ,415,000 43,547,157 0.78 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,621,412 0.76 ,186,997,834 ,416,000 44,846,001 0.76 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,614,468 0.69655303030302995 ,187,442,061 ,420,000 44,449,518 0.7 100206 2012Q4 1 Comerica Incorporated 100206 CMA ,627,132 0.68690625000000005 ,187,953,734 ,422,000 45,427,405 0.68 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,628,759 0.70305655172413795 ,191,492,428 ,423,000 43,546,554 0.61 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,642,352 0.73076624113475197 ,194,487,468 ,437,000 43,325,186 0.73 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,645,318 0.64746511627907 ,196,020,677 ,446,000 42,307,401 0.66 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,202 0.61794694736842104 ,196,728,883 ,441,000 41,952,489 0.48 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,607,954 0.58179958762886597 ,191,634,000 ,427,000 40,458,728 0.51 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,585,499 0.511940947368421 ,177,602,000 ,404,000 38,386,431 0.53 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,595,684 0.53738147058823504 ,178,425,000 ,415,000 38,328,241 0.56999999999999995 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,615,688 0.51919915789473703 ,178,266,000 ,437,000 39,333,895 0.53 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,586,979 0.33007271186440701 ,177,686,000 ,402,000 39,321,566 0.33 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,612,934 0.38640521739130401 ,178,432,000 ,397,000 39,633,420 0.39 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,599,103 2.2112394366197202E-2 ,155,155,000 ,404,000 39,856,818 -0.46 100206 2009Q4 1 Comerica Incorporated 100206 CMA ,582,169 NA ,149,445,000 ,425,000 41,174,712 -0.42 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,584,618 -0.53054374999999998 ,149,431,000 ,399,000 42,616,806 -0.1 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,438,576 0.44358477508650501 ,812,842,540 ,949,000 91,410,391 0.36 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,474,320 0.41761224489795901 ,818,672,259 ,926,000 89,944,310 0.42 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,524,064 0.42843854748603299 ,827,831,317 ,918,000 88,762,396 0.43 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,271 0.38844000000000001 ,838,324,420 ,888,000 89,210,404 0.39 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,633,237 0.49773058252427199 ,848,245,111 ,957,000 89,026,131 0.49 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,450,957 0.35423529411764698 ,857,923,596 ,960,000 88,221,964 0.36 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,602,885 0.43113157894736798 ,877,510,663 ,995,000 87,031,411 0.43 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,608,345 0.46634569377990398 ,888,111,269 ,964,000 85,554,401 0.47 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,933,240 0.639923339011925 ,900,625,454 1,040,000 85,297,060 0.65 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,614,733 0.45385202863961799 ,913,163,262 ,988,000 83,893,578 0.46 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,779,800 0.43538860759493703 ,925,585,306 1,173,000 83,927,899 0.43 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,568,558 0.368684210526316 ,944,820,608 1,015,000 81,133,797 0.38 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,569,710 0.40068062827225098 ,954,622,463 ,956,000 80,342,306 0.4 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,660,968 0.35978971962616801 ,957,415,527 1,013,000 79,986,887 0.45 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,465,403 0.34375 ,956,348,893 ,996,000 78,762,978 0.33 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,523,742 0.38426315789473697 ,955,490,439 ,963,000 76,776,381 0.4 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,514,761 0.35 ,955,477,616 ,927,000 75,353,008 0.35 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,451,505 0.289556962025317 ,894,841,321 ,919,000 74,659,916 0.1 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,538,057 0.307958955223881 ,836,224,575 1,005,000 74,487,498 0.33 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,738,000 0.120557471264368 ,797,492,107 ,983,000 72,814,812 0.22 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,490,267 0.16241860465116301 ,802,254,845 ,948,000 72,538,750 0.16 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,511,840 -9.1624999999999998E-2 ,790,472,577 ,972,000 73,621,534 -0.09 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,530,217 -0.206290322580645 ,790,441,911 ,988,000 73,029,622 -0.2 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,705,202 -0.389240506329114 ,790,334,226 ,898,000 74,736,100 -0.2 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,773,911 0.23903685759517199 ,820,238,000 ,490,905 48,143,276 0.23 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,701,454 0.20060415861776301 ,823,809,000 ,449,442 47,080,917 0.19 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,708,420 0.21462721087561301 ,825,338,000 ,468,346 47,040,951 0.19 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,711,656 0.20580923754862199 ,829,623,000 ,456,017 46,083,614 0.18 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,712,577 0.197729483709529 ,834,687,000 ,455,420 45,438,539 0.19 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,668,616 0.183246800161497 ,842,677,000 ,434,987 43,716,092 0.17 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,676,695 0.19245561125646601 ,842,324,000 ,435,142 42,464,310 0.18 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,672,706 0.19459117803697601 ,841,025,000 ,463,344 41,880,862 0.2 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,676,165 0.178322135451259 ,843,840,000 ,449,233 40,997,947 0.17 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,677,842 0.17823535484226199 ,848,708,000 ,442,997 40,528,250 0.17 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,730,239 0.18805721400976999 ,853,306,000 ,457,716 39,952,010 0.18 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,318 0.19561257697892201 ,863,588,000 ,460,888 39,464,259 0.19 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,681,658 0.180926742305938 ,867,551,000 ,441,593 39,090,074 0.17 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,702,610 0.18858725666398099 ,869,164,000 ,441,654 39,756,268 0.17 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,645,981 0.15302303722042701 ,868,156,000 ,439,951 37,944,252 0.14000000000000001 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,667,324 0.17129532456812699 ,867,633,000 ,436,837 37,978,342 0.16 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,658,067 0.16893802364449301 ,867,469,000 ,427,258 38,046,605 0.16 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,642,905 0.163265539863402 ,867,237,000 ,413,755 37,100,806 0.14000000000000001 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,673,811 0.134487559393041 ,760,582,000 ,436,658 36,837,444 0.05 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,671,766 0.114047389119816 ,719,567,000 ,427,681 36,146,283 0.1 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,671,908 4.5110145826869397E-2 ,719,387,000 ,403,583 35,556,001 0.03 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,630,073 1.9503853564547199E-2 ,718,593,000 ,399,130 35,440,494 0.01 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,613,665 -0.54256311798984902 ,715,336,000 ,321,331 35,288,371 -0.56000000000000005 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,585,377 -0.30853960586040902 ,589,708,000 ,404,096 36,253,849 -0.33 100334 2015Q2 1 KeyCorp 100334 KEY 1,069,163 0.26009227467811202 ,846,312,000 ,715,000 59,426,694 0.27 100334 2015Q1 1 KeyCorp 100334 KEY 1,005,877 0.23188105726872199 ,857,122,000 ,675,000 59,363,509 0.26 100334 2014Q4 1 KeyCorp 100334 KEY 1,065,863 0.28175 ,886,186,000 ,685,000 58,852,969 0.28000000000000003 100334 2014Q3 1 KeyCorp 100334 KEY ,987,927 0.245 ,874,122,000 ,678,000 57,712,098 0.21 100334 2014Q2 1 KeyCorp 100334 KEY 1,023,296 0.24790654205607501 ,902,137,000 ,689,000 58,945,099 0.24 100334 2014Q1 1 KeyCorp 100334 KEY ,998,204 0.239838983050848 ,891,890,000 ,662,000 58,931,039 0.26 100334 2013Q4 1 KeyCorp 100334 KEY 1,033,234 0.243973214285714 ,897,712,000 ,710,000 58,066,877 0.25 100334 2013Q3 1 KeyCorp 100334 KEY 1,030,793 0.25925563909774402 ,908,253,000 ,691,000 57,429,957 0.28999999999999998 100334 2013Q2 1 KeyCorp 100334 KEY 1,001,096 0.22022222222222201 ,918,628,000 ,685,000 57,176,480 0.22 100334 2013Q1 1 KeyCorp 100334 KEY 1,001,826 0.20303517587939701 ,926,051,000 ,681,000 56,717,639 0.21 100334 2012Q4 1 KeyCorp 100334 KEY 1,064,969 0.22471065989847699 ,930,382,000 ,704,000 57,080,492 0.21 100334 2012Q3 1 KeyCorp 100334 KEY 1,117,865 0.240693925233645 ,940,764,000 ,681,000 55,792,839 0.23 100334 2012Q2 1 KeyCorp 100334 KEY 1,017,408 0.20472727272727301 ,948,087,000 ,693,000 54,121,157 0.24 100334 2012Q1 1 KeyCorp 100334 KEY 1,018,526 0.17824742268041199 ,953,971,000 ,679,000 53,906,744 0.2 100334 2011Q4 0 KeyCorp 100334 KEY ,966,192 0.229329896907217 ,951,684,000 ,717,000 54,279,884 0.2 100334 2011Q3 1 KeyCorp 100334 KEY 1,031,950 0.21434433962264199 ,950,686,000 ,692,000 52,934,561 0.22 100334 2011Q2 1 KeyCorp 100334 KEY 1,020,407 0.24321581196581199 ,952,133,000 ,680,000 52,761,952 0.25 100334 2011Q1 1 KeyCorp 100334 KEY 1,044,709 0.22283815028901699 ,887,836,000 ,701,000 53,373,654 0.19 100334 2010Q4 1 KeyCorp 100334 KEY 1,132,557 0.30612186379928302 ,900,263,000 ,744,000 54,870,465 0.32 100334 2010Q3 1 KeyCorp 100334 KEY 1,117,492 0.16140449438202301 ,874,433,000 ,736,000 55,912,144 0.2 100334 2010Q2 1 KeyCorp 100334 KEY 1,089,793 4.3706896551724099E-2 ,874,664,000 ,769,000 57,581,663 0.03 100334 2010Q1 1 KeyCorp 100334 KEY 1,045,222 -0.16041666666666701 ,874,386,000 ,785,000 59,363,640 -0.11 100334 2009Q4 1 KeyCorp 100334 KEY 1,072,962 -0.392433962264151 ,873,268,000 ,871,000 59,601,452 -0.3 100334 2009Q3 1 KeyCorp 100334 KEY ,856,800 -0.49121004566210003 ,839,906,000 ,901,000 63,115,286 -0.52 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,389,998 0.19874572490706299 1,346,000,000 ,859,000 79,034,316 0.2 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,265,799 0.19594422018348601 1,358,000,000 ,840,000 77,145,133 0.16 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,270,913 0.20620574999999999 1,377,000,000 ,859,000 76,204,322 0.15 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,320,823 0.22385806666666699 1,389,000,000 ,819,000 75,429,217 0.22 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,307,961 0.20933718749999999 1,390,000,000 ,827,000 75,284,366 0.21 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,306,642 0.21923322475570001 1,390,000,000 ,811,000 74,424,568 0.22 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,366,677 0.20637223744292199 1,395,000,000 ,883,000 73,276,709 0.16 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,326,738 0.19371929824561401 1,405,000,000 ,884,000 74,351,735 0.2 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,317,932 0.18323722007721999 1,418,000,000 ,884,000 73,354,267 0.18 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,296,242 0.22801932721712501 1,423,000,000 ,842,000 72,187,129 0.23 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,354,935 0.21200137931034499 1,423,000,000 ,860,000 72,076,349 0.18 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,352,658 0.22385790697674399 1,423,000,000 ,869,000 73,196,872 0.21 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,359,640 0.198443661971831 1,418,000,000 ,840,000 73,910,976 0.2 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,337,107 0.148485586206897 1,283,000,000 ,913,000 74,189,689 0.11 100233 2011Q4 1 Regions Financial Corporation 100233 RF ,577,988 4.1887574750830603E-2 1,259,000,000 1,108,000 74,944,428 -0.48 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,567,518 8.5358415841584198E-2 1,261,000,000 ,850,000 76,556,832 0.08 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,516,021 5.5802181818181799E-2 1,260,000,000 ,879,000 78,120,946 0.04 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,596,359 -2.19894117647059E-2 1,259,000,000 ,932,000 78,251,328 0.01 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,697,281 -0.15337999999999999 1,259,000,000 ,990,000 79,679,005 0.03 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,559,054 -0.16222961722488 1,257,000,000 ,909,000 81,234,565 -0.17 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,585,873 -0.124935164179105 1,200,000,000 ,891,000 82,759,680 -0.28000000000000003 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,537,206 -0.23223694117647101 1,194,000,000 ,984,000 84,989,721 -0.21 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,597,816 -0.43303965346534701 1,191,000,000 1,207,000 87,559,897 -0.51 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,550,841 -0.32961665903890203 1,189,000,000 1,199,000 90,127,259 -0.37 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,076,810 0.89485974304068505 ,522,479,000 1,312,000 ,130,721,112 0.89 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 2,024,313 0.76263503649635001 ,526,837,000 1,280,000 ,130,542,130 0.78 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,061,447 0.91809523809523796 ,527,959,000 1,276,000 ,131,201,796 0.72 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,051,764 1.07958081705151 ,533,230,000 1,259,000 ,130,212,244 1.06 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,213,940 0.808093023255814 ,535,486,000 1,335,000 ,127,767,817 0.72 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 2,050,601 0.72368447837150096 ,536,992,000 1,353,000 ,127,167,703 0.73 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,076,774 0.772983050847458 ,537,921,000 1,361,000 ,125,850,649 0.77 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,924,039 0.78683798882681599 ,538,850,000 1,410,000 ,122,302,473 0.33 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,110,827 0.68167671232876703 ,539,763,000 1,381,000 ,119,940,497 0.68 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,131,501 0.62370000000000003 ,539,862,000 1,361,000 ,118,714,778 0.63 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,302,331 0.68658571428571402 ,539,618,000 1,473,000 ,119,339,823 0.65 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,889,726 -0.359594746716698 ,538,699,000 1,726,000 ,119,604,893 1.98 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,192,675 0.492685185185185 ,537,495,000 1,544,000 ,122,310,098 0.5 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,165,211 0.43268163265306098 ,536,407,000 1,545,000 ,120,364,615 0.46 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,980,024 2.38028169014085E-3 ,535,717,000 1,753,000 ,120,066,728 0.13 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,148,931 0.40266113744075799 ,535,395,000 1,559,000 ,114,899,515 0.39 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,121,780 0.30344827586206902 ,535,416,000 1,539,000 ,112,231,935 0.33 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,049,980 0.14852631578947401 ,503,503,000 1,461,000 ,112,118,990 0.08 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,202,645 0.12861842105263199 ,499,423,000 1,551,000 ,113,000,595 0.23 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,194,822 8.8174905396855699E-2 ,498,802,000 1,494,055 ,111,968,548 0.17 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,038,494 -0.17109804131244499 ,498,499,000 1,462,049 ,109,769,417 -0.11 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,872,088 -0.44966734152471399 ,498,238,000 1,346,243 ,110,803,448 -0.46 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,293 -0.72515156878112896 ,498,082,000 1,510,766 ,110,554,844 -0.64 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,835,088 -0.80866173132808705 ,497,070,000 1,428,847 ,113,463,938 -0.76 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,560,042 0.78279090909090898 ,202,887,762 ,403,450 39,414,609 -0.01 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,539,433 0.36758671076927202 ,202,944,209 ,397,461 39,560,101 0.37 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,575,872 0.34495259208220402 ,203,277,500 ,422,666 39,459,353 0.33 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,547,246 0.45298823410466699 ,197,271,076 ,438,536 39,129,518 0.4 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,537,920 0.54326806392956295 ,185,286,329 ,406,027 38,954,456 0.56000000000000005 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,773 0.308853392833705 ,185,122,844 ,398,063 38,461,183 0.41 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,551,723 0.489004492151354 ,184,208,544 ,414,840 38,297,074 -0.32 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,547,363 0.47606155254712501 ,184,742,414 ,370,663 37,475,207 1.1200000000000001 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,561,024 0.46619842917757498 ,184,061,623 ,411,396 37,374,033 0.3 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,546,353 0.50756940355962099 ,183,655,129 ,397,348 36,920,638 0.48 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,748 0.45686448532509499 ,183,456,109 ,407,014 36,769,160 0.19 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,565,048 0.34442444080742002 ,183,382,650 ,394,975 36,335,786 0.34 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,553,753 0.320994295028525 ,183,136,631 ,401,656 35,988,399 0.3 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,553,813 0.15654909961159699 ,182,963,828 ,392,372 35,674,268 0.14000000000000001 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,562,346 0.28768662764520497 ,182,823,190 ,424,990 36,206,223 0.24 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,575,378 0.349242691628942 ,182,857,702 ,409,003 35,682,418 0.35 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,538,891 0.21030098491631699 ,182,728,185 ,416,241 35,682,547 0.16 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,542,494 4.1503352068802103E-2 ,181,997,687 ,408,330 35,289,481 0.08 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,511,535 -0.55380452818555204 ,178,097,851 ,442,801 35,387,601 -0.62 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,539,915 -0.43659670183548899 ,172,864,619 ,456,044 36,101,326 -0.47 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,502,955 -0.75656402520188104 ,161,810,017 ,430,355 36,510,427 -0.84 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,565,994 -0.39978594792015798 ,151,073,384 ,389,126 37,504,449 -0.56999999999999995 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,598,132 -0.99837161863532797 ,139,858,788 ,443,353 38,728,078 -1.26 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,771,387 -1.84987183857488 ,127,581,404 ,434,707 39,895,948 -1.43 SNLTable Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) EPS after Extra (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 130509 130992 131166 ,211,592 ,248,334 ,132,885 ,132,672 208768 100253 2015Q2 1 M&T Bank Corporation 100253 MTB 1,166,719,000 1.98 ,133,116,000 ,696,628,000 66,402,861,000 100253 2015Q1 1 M&T Bank Corporation 100253 MTB 1,085,972,000 1.65 ,132,769,000 ,686,375,000 65,638,737,000 100253 2014Q4 1 M&T Bank Corporation 100253 MTB 1,116,397,000 1.92 ,132,278,000 ,666,221,000 65,008,834,000 100253 2014Q3 1 M&T Bank Corporation 100253 MTB 1,101,610,000 1.91 ,132,128,000 ,665,359,000 64,028,877,000 100253 2014Q2 1 M&T Bank Corporation 100253 MTB 1,108,292,000 1.98 ,131,828,000 ,667,660,000 63,206,647,000 100253 2014Q1 1 M&T Bank Corporation 100253 MTB 1,058,393,000 1.61 ,131,126,000 ,690,234,000 62,888,306,000 100253 2013Q4 1 M&T Bank Corporation 100253 MTB 1,094,073,000 1.56 ,130,464,000 ,743,072,000 62,687,833,000 100253 2013Q3 1 M&T Bank Corporation 100253 MTB 1,135,420,000 2.11 ,130,265,000 ,658,626,000 61,923,643,000 100253 2013Q2 1 M&T Bank Corporation 100253 MTB 1,114,649,000 2.5499999999999998 ,129,017,000 ,590,959,000 63,030,296,000 100253 2013Q1 1 M&T Bank Corporation 100253 MTB 1,081,779,000 1.98 ,128,636,000 ,630,864,000 63,805,786,000 100253 2012Q4 1 M&T Bank Corporation 100253 MTB 1,120,385,000 2.16 ,127,800,000 ,626,146,000 64,243,072,000 100253 2012Q3 1 M&T Bank Corporation 100253 MTB 1,093,492,000 2.17 ,126,292,000 ,616,027,000 62,216,896,000 100253 2012Q2 1 M&T Bank Corporation 100253 MTB 1,034,615,000 1.71 ,125,897,000 ,620,241,000 61,492,133,000 100253 2012Q1 1 M&T Bank Corporation 100253 MTB ,991,435,000 1.5 ,125,616,000 ,636,967,000 59,786,776,000 100253 2011Q4 1 M&T Bank Corporation 100253 MTB 1,023,132,000 1.04 ,124,736,000 ,723,190,000 58,816,278,000 100253 2011Q3 1 M&T Bank Corporation 100253 MTB ,975,219,000 1.32 ,124,860,000 ,636,016,000 57,216,116,000 100253 2011Q2 1 M&T Bank Corporation 100253 MTB 1,004,476,000 2.42 ,122,796,000 ,539,899,000 57,218,997,000 100253 2011Q1 1 M&T Bank Corporation 100253 MTB ,845,972,000 1.59 ,119,852,000 ,495,276,000 51,026,405,000 100253 2010Q4 1 M&T Bank Corporation 100253 MTB ,876,881,000 1.59 ,119,503,000 ,468,503,000 50,542,874,000 100253 2010Q3 1 M&T Bank Corporation 100253 MTB ,845,787,000 1.48 ,119,155,000 ,480,133,000 49,239,950,000 100253 2010Q2 1 M&T Bank Corporation 100253 MTB ,844,983,000 1.46 ,118,878,000 ,476,068,000 49,691,049,000 100253 2010Q1 1 M&T Bank Corporation 100253 MTB ,823,129,000 1.1499999999999999 ,118,256,000 ,489,362,000 50,129,558,000 100253 2009Q4 1 M&T Bank Corporation 100253 MTB ,843,921,000 1.04 ,117,672,000 ,472,187,000 50,405,903,000 100253 2009Q3 1 M&T Bank Corporation 100253 MTB ,853,228,000 0.97 ,117,547,064 ,486,046,000 50,755,088,000 100438 2015Q2 1 BB&T Corporation 100438 BBT 2,327,179,000 0.62 ,734,527,000 1,462,000,000 ,120,844,075,000 100438 2015Q1 1 BB&T Corporation 100438 BBT 2,299,308,000 0.67 ,731,511,000 1,417,000,000 ,118,441,663,000 100438 2014Q4 1 BB&T Corporation 100438 BBT 2,338,091,000 0.75 ,730,652,000 1,373,000,000 ,118,410,599,000 100438 2014Q3 1 BB&T Corporation 100438 BBT 2,286,348,000 0.7 ,729,989,000 1,388,000,000 ,117,185,349,000 100438 2014Q2 1 BB&T Corporation 100438 BBT 2,270,986,000 0.57999999999999996 ,728,452,000 1,441,000,000 ,117,932,746,000 100438 2014Q1 1 BB&T Corporation 100438 BBT 2,255,911,000 0.68 ,724,283,000 1,368,000,000 ,114,886,145,000 100438 2013Q4 1 BB&T Corporation 100438 BBT 2,341,771,000 0.75 ,717,671,000 1,443,000,000 ,114,185,711,000 100438 2013Q3 1 BB&T Corporation 100438 BBT 2,305,625,000 0.37 ,716,101,000 1,478,000,000 ,113,786,321,000 100438 2013Q2 1 BB&T Corporation 100438 BBT 2,435,311,000 0.77 ,712,861,000 1,494,000,000 ,113,892,218,000 100438 2013Q1 1 BB&T Corporation 100438 BBT 2,394,364,000 0.28999999999999998 ,711,020,000 1,435,000,000 ,112,221,164,000 100438 2012Q4 1 BB&T Corporation 100438 BBT 2,474,543,000 0.71 ,710,190,000 1,462,000,000 ,112,585,516,000 100438 2012Q3 1 BB&T Corporation 100438 BBT 2,417,929,000 0.66 ,709,875,000 1,500,000,000 ,112,089,148,000 100438 2012Q2 1 BB&T Corporation 100438 BBT 2,372,661,000 0.72 ,708,454,000 1,415,000,000 ,108,948,574,000 100438 2012Q1 1 BB&T Corporation 100438 BBT 2,256,169,000 0.61 ,707,369,000 1,384,000,000 ,105,979,734,000 100438 2011Q4 1 BB&T Corporation 100438 BBT 1,950,798,000 0.55000000000000004 ,706,178,000 1,580,000,000 ,105,211,785,000 100438 2011Q3 1 BB&T Corporation 100438 BBT 2,014,202,000 0.52 ,705,604,000 1,409,000,000 ,102,347,966,000 100438 2011Q2 1 BB&T Corporation 100438 BBT 2,036,678,000 0.44 ,704,969,000 1,402,000,000 ,100,869,580,000 100438 2011Q1 1 BB&T Corporation 100438 BBT 1,896,545,000 0.32 ,704,101,000 1,377,000,000 99,933,713,000 100438 2010Q4 1 BB&T Corporation 100438 BBT 2,075,021,000 0.3 ,702,781,000 1,417,000,000 ,100,858,816,000 100438 2010Q3 1 BB&T Corporation 100438 BBT 2,057,263,000 0.3 ,701,535,000 1,398,000,000 99,569,296,000 100438 2010Q2 1 BB&T Corporation 100438 BBT 1,984,468,000 0.3 ,701,322,000 1,462,000,000 99,824,302,000 100438 2010Q1 1 BB&T Corporation 100438 BBT 2,027,798,000 0.27 ,698,675,000 1,324,000,000 99,628,590,000 100438 2009Q4 1 BB&T Corporation 100438 BBT 2,181,713,000 0.27 ,696,038,000 1,352,000,000 ,101,054,587,000 100438 2009Q3 1 BB&T Corporation 100438 BBT 2,053,365,000 0.23 ,672,457,000 1,305,000,000 ,101,521,050,000 100406 2015Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,852,876,000 1.88 ,525,000,000 2,366,000,000 ,202,117,756,000 100406 2015Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,683,861,000 1.75 ,529,000,000 2,349,000,000 ,201,594,037,000 100406 2014Q4 1 PNC Financial Services Group, Inc. 100406 PNC 3,946,056,000 1.84 ,532,000,000 2,539,000,000 ,201,616,754,000 100406 2014Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,838,555,000 1.79 ,537,000,000 2,357,000,000 ,197,599,857,000 100406 2014Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,816,225,000 1.85 ,539,000,000 2,328,000,000 ,197,657,914,000 100406 2014Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648,000 1.82 ,539,000,000 2,264,000,000 ,194,842,033,000 100406 2013Q4 1 PNC Financial Services Group, Inc. 100406 PNC 4,067,239,000 1.87 ,535,000,000 2,514,000,000 ,192,276,047,000 100406 2013Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,897,445,000 1.77 ,534,000,000 2,394,000,000 ,189,452,987,000 100406 2013Q2 1 PNC Financial Services Group, Inc. 100406 PNC 4,001,299,000 1.98 ,531,000,000 2,405,000,000 ,186,124,499,000 100406 2013Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458,000 1.74 ,528,000,000 2,368,000,000 ,182,778,961,000 100406 2012Q4 0 PNC Financial Services Group, Inc. 100406 PNC 4,016,788,000 1.24 ,528,000,000 2,724,000,000 ,181,978,570,000 100406 2012Q3 1 PNC Financial Services Group, Inc. 100406 PNC 4,048,523,000 1.64 ,529,000,000 2,615,000,000 ,178,095,432,000 100406 2012Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,567,227,000 0.98 ,530,000,000 2,596,000,000 ,176,381,865,000 100406 2012Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595,000 1.44 ,529,000,000 2,310,000,000 ,172,238,423,000 100406 2011Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,523,240,000 0.85 ,526,000,000 2,691,000,000 ,154,878,417,000 100406 2011Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,497,375,000 1.55 ,526,000,000 2,132,000,000 ,150,114,686,000 100406 2011Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,560,538,000 1.67 ,527,000,000 2,131,000,000 ,145,828,190,000 100406 2011Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213,000 1.57 ,526,000,000 2,107,000,000 ,144,734,365,000 100406 2010Q4 0 PNC Financial Services Group, Inc. 100406 PNC 3,891,758,000 1.5 ,526,000,000 2,338,000,000 ,145,820,560,000 100406 2010Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,541,473,000 2.0699999999999998 ,526,000,000 2,062,000,000 ,144,955,006,000 100406 2010Q2 1 PNC Financial Services Group, Inc. 100406 PNC 3,881,387,000 1.47 ,527,000,000 2,022,000,000 ,149,084,081,000 100406 2010Q1 1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094,000 0.66 ,500,327,000 2,000,000,000 ,151,989,199,000 100406 2009Q4 1 PNC Financial Services Group, Inc. 100406 PNC 5,083,671,000 2.17 ,462,000,000 2,054,000,000 ,152,528,086,000 100406 2009Q3 1 PNC Financial Services Group, Inc. 100406 PNC 3,997,100,000 1 ,460,929,000 2,191,000,000 ,155,847,654,000 4047176 2015Q2 1 U.S. Bancorp 4047176 USB 4,990,000,000 0.8 1,779,000,000 2,682,000,000 ,243,515,000,000 4047176 2015Q1 1 U.S. Bancorp 4047176 USB 4,853,000,000 0.76 1,789,000,000 2,665,000,000 ,240,142,000,000 4047176 2014Q4 1 U.S. Bancorp 4047176 USB 5,115,000,000 0.79 1,796,000,000 2,804,000,000 ,242,637,000,000 4047176 2014Q3 1 U.S. Bancorp 4047176 USB 4,935,000,000 0.78 1,807,000,000 2,614,000,000 ,240,282,000,000 4047176 2014Q2 1 U.S. Bancorp 4047176 USB 5,135,000,000 0.78 1,821,000,000 2,553,000,000 ,238,433,000,000 4047176 2014Q1 1 U.S. Bancorp 4047176 USB 4,751,000,000 0.73 1,828,000,000 2,544,000,000 ,232,706,000,000 4047176 2013Q4 1 U.S. Bancorp 4047176 USB 4,844,000,000 0.76 1,832,000,000 2,682,000,000 ,229,385,000,000 4047176 2013Q3 1 U.S. Bancorp 4047176 USB 4,850,000,000 0.76 1,843,000,000 2,565,000,000 ,225,336,000,000 4047176 2013Q2 1 U.S. Bancorp 4047176 USB 4,898,000,000 0.76 1,853,000,000 2,557,000,000 ,221,734,000,000 4047176 2013Q1 1 U.S. Bancorp 4047176 USB 4,820,000,000 0.73 1,867,000,000 2,470,000,000 ,216,814,000,000 4047176 2012Q4 1 U.S. Bancorp 4047176 USB 5,063,000,000 0.72 1,880,000,000 2,606,000,000 ,217,625,000,000 4047176 2012Q3 1 U.S. Bancorp 4047176 USB 5,121,000,000 0.74 1,897,000,000 2,609,000,000 ,212,130,000,000 4047176 2012Q2 1 U.S. Bancorp 4047176 USB 5,034,000,000 0.71 1,898,000,000 2,601,000,000 ,209,515,000,000 4047176 2012Q1 1 U.S. Bancorp 4047176 USB 4,883,000,000 0.67 1,910,000,000 2,560,000,000 ,204,757,000,000 4047176 2011Q4 1 U.S. Bancorp 4047176 USB 5,036,000,000 0.69 1,911,000,000 2,696,000,000 ,202,556,000,000 4047176 2011Q3 1 U.S. Bancorp 4047176 USB 4,737,000,000 0.64 1,922,000,000 2,476,000,000 ,197,378,000,000 4047176 2011Q2 1 U.S. Bancorp 4047176 USB 4,630,000,000 0.6 1,929,000,000 2,425,000,000 ,192,021,000,000 4047176 2011Q1 1 U.S. Bancorp 4047176 USB 4,456,000,000 0.52 1,928,000,000 2,314,000,000 ,189,845,000,000 4047176 2010Q4 1 U.S. Bancorp 4047176 USB 4,678,000,000 0.49 1,922,000,000 2,485,000,000 ,188,614,000,000 4047176 2010Q3 1 U.S. Bancorp 4047176 USB 4,490,000,000 0.45 1,920,000,000 2,385,000,000 ,185,794,000,000 4047176 2010Q2 1 U.S. Bancorp 4047176 USB 4,453,000,000 0.45 1,921,000,000 2,377,000,000 ,182,430,000,000 4047176 2010Q1 1 U.S. Bancorp 4047176 USB 4,295,000,000 0.34 1,919,000,000 2,136,000,000 ,182,021,000,000 4047176 2009Q4 1 U.S. Bancorp 4047176 USB 4,467,000,000 0.3 1,917,000,000 2,228,000,000 ,189,676,000,000 4047176 2009Q3 1 U.S. Bancorp 4047176 USB 4,275,000,000 0.3 1,917,000,000 2,053,000,000 ,177,921,000,000 100382 2015Q2 1 Wells Fargo & Company 100382 WFC 21,223,000,000 1.03 5,220,500,000 12,469,000,000 ,873,443,000,000 100382 2015Q1 1 Wells Fargo & Company 100382 WFC 21,083,000,000 1.04 5,243,600,000 12,507,000,000 ,845,292,000,000 100382 2014Q4 1 Wells Fargo & Company 100382 WFC 21,316,000,000 1.02 5,279,200,000 12,647,000,000 ,845,419,000,000 100382 2014Q3 1 Wells Fargo & Company 100382 WFC 21,054,000,000 1.02 5,310,400,000 12,248,000,000 ,824,327,000,000 100382 2014Q2 1 Wells Fargo & Company 100382 WFC 21,023,000,000 1.01 5,350,800,000 12,194,000,000 ,814,648,000,000 100382 2014Q1 1 Wells Fargo & Company 100382 WFC 20,560,000,000 1.05 5,353,300,000 11,948,000,000 ,810,896,000,000 100382 2013Q4 1 Wells Fargo & Company 100382 WFC 20,739,000,000 1 5,358,600,000 12,085,000,000 ,808,590,000,000 100382 2013Q3 1 Wells Fargo & Company 100382 WFC 20,469,000,000 0.99 5,381,700,000 12,102,000,000 ,793,121,000,000 100382 2013Q2 1 Wells Fargo & Company 100382 WFC 21,535,000,000 0.98 5,384,600,000 12,255,000,000 ,782,514,000,000 100382 2013Q1 1 Wells Fargo & Company 100382 WFC 21,214,000,000 0.92 5,353,500,000 12,400,000,000 ,779,484,000,000 100382 2012Q4 1 Wells Fargo & Company 100382 WFC 22,088,000,000 0.91 5,338,700,000 12,252,000,000 ,777,575,000,000 100382 2012Q3 1 Wells Fargo & Company 100382 WFC 21,170,000,000 0.88 5,355,600,000 12,112,000,000 ,765,245,000,000 100382 2012Q2 1 Wells Fargo & Company 100382 WFC 21,286,000,000 0.82 5,369,900,000 12,397,000,000 ,756,879,000,000 100382 2012Q1 1 Wells Fargo & Company 100382 WFC 21,590,000,000 0.75 5,337,800,000 12,775,000,000 ,747,669,000,000 100382 2011Q4 1 Wells Fargo & Company 100382 WFC 20,599,000,000 0.73 5,317,600,000 12,134,000,000 ,750,259,000,000 100382 2011Q3 1 Wells Fargo & Company 100382 WFC 19,278,000,000 0.72 5,319,200,000 11,301,000,000 ,740,067,000,000 100382 2011Q2 1 Wells Fargo & Company 100382 WFC 20,408,000,000 0.7 5,331,700,000 11,991,000,000 ,731,028,000,000 100382 2011Q1 1 Wells Fargo & Company 100382 WFC 20,413,000,000 0.67 5,333,100,000 12,293,000,000 ,729,172,000,000 100382 2010Q4 1 Wells Fargo & Company 100382 WFC 21,739,000,000 0.61 5,293,800,000 12,806,000,000 ,735,245,000,000 100382 2010Q3 1 Wells Fargo & Company 100382 WFC 20,950,000,000 0.6 5,273,200,000 11,777,000,000 ,732,500,000,000 100382 2010Q2 1 Wells Fargo & Company 100382 WFC 21,246,000,000 0.55000000000000004 5,260,800,000 12,248,000,000 ,745,081,000,000 100382 2010Q1 1 Wells Fargo & Company 100382 WFC 21,386,000,000 0.45 5,225,200,000 11,737,000,000 ,756,307,000,000 100382 2009Q4 1 Wells Fargo & Company 100382 WFC 22,519,000,000 0.08 4,796,100,000 12,576,000,000 ,758,254,000,000 100382 2009Q3 1 Wells Fargo & Company 100382 WFC 22,400,000,000 0.56000000000000005 4,706,400,000 11,435,000,000 ,775,924,000,000 100206 2015Q2 1 Comerica Incorporated 100206 CMA ,683,020,000 0.73 ,182,422,373 ,448,000,000 49,122,655,000 100206 2015Q1 1 Comerica Incorporated 100206 CMA ,670,786,000 0.73 ,182,270,161 ,457,000,000 48,471,589,000 100206 2014Q4 1 Comerica Incorporated 100206 CMA ,644,148,000 0.8 ,183,727,722 ,417,000,000 47,998,777,000 100206 2014Q3 1 Comerica Incorporated 100206 CMA ,628,860,000 0.82 ,185,401,000 ,398,000,000 47,115,085,000 100206 2014Q2 1 Comerica Incorporated 100206 CMA ,639,366,000 0.8 ,186,108,000 ,409,000,000 47,290,404,000 100206 2014Q1 1 Comerica Incorporated 100206 CMA ,616,945,000 0.73 ,186,701,477 ,407,000,000 45,894,574,000 100206 2013Q4 1 Comerica Incorporated 100206 CMA ,636,945,000 0.62 ,186,165,508 ,475,000,000 44,871,570,000 100206 2013Q3 1 Comerica Incorporated 100206 CMA ,625,566,000 0.78 ,187,103,814 ,415,000,000 43,547,157,000 100206 2013Q2 1 Comerica Incorporated 100206 CMA ,621,412,000 0.76 ,186,997,834 ,416,000,000 44,846,001,000 100206 2013Q1 1 Comerica Incorporated 100206 CMA ,614,468,000 0.7 ,187,442,061 ,420,000,000 44,449,518,000 100206 2012Q4 1 Comerica Incorporated 100206 CMA ,627,132,000 0.68 ,187,953,734 ,422,000,000 45,427,405,000 100206 2012Q3 1 Comerica Incorporated 100206 CMA ,628,759,000 0.61 ,191,492,428 ,423,000,000 43,546,554,000 100206 2012Q2 1 Comerica Incorporated 100206 CMA ,642,352,000 0.73 ,194,487,468 ,437,000,000 43,325,186,000 100206 2012Q1 1 Comerica Incorporated 100206 CMA ,645,318,000 0.66 ,196,020,677 ,446,000,000 42,307,401,000 100206 2011Q4 0 Comerica Incorporated 100206 CMA ,628,202,000 0.48 ,196,728,883 ,441,000,000 41,952,489,000 100206 2011Q3 1 Comerica Incorporated 100206 CMA ,607,954,000 0.51 ,191,634,000 ,427,000,000 40,458,728,000 100206 2011Q2 1 Comerica Incorporated 100206 CMA ,585,499,000 0.53 ,177,602,000 ,404,000,000 38,386,431,000 100206 2011Q1 1 Comerica Incorporated 100206 CMA ,595,684,000 0.56999999999999995 ,178,425,000 ,415,000,000 38,328,241,000 100206 2010Q4 0 Comerica Incorporated 100206 CMA ,615,688,000 0.53 ,178,266,000 ,437,000,000 39,333,895,000 100206 2010Q3 1 Comerica Incorporated 100206 CMA ,586,979,000 0.33 ,177,686,000 ,402,000,000 39,321,566,000 100206 2010Q2 1 Comerica Incorporated 100206 CMA ,612,934,000 0.39 ,178,432,000 ,397,000,000 39,633,420,000 100206 2010Q1 1 Comerica Incorporated 100206 CMA ,599,103,000 -0.46 ,155,155,000 ,404,000,000 39,856,818,000 100206 2009Q4 1 Comerica Incorporated 100206 CMA ,582,169,000 -0.42 ,149,445,000 ,425,000,000 41,174,712,000 100206 2009Q3 1 Comerica Incorporated 100206 CMA ,584,618,000 -0.1 ,149,431,000 ,399,000,000 42,616,806,000 100260 2015Q2 1 Fifth Third Bancorp 100260 FITB 1,438,576,000 0.36 ,812,842,540 ,949,000,000 91,410,391,000 100260 2015Q1 1 Fifth Third Bancorp 100260 FITB 1,474,320,000 0.42 ,818,672,259 ,926,000,000 89,944,310,000 100260 2014Q4 1 Fifth Third Bancorp 100260 FITB 1,524,064,000 0.43 ,827,831,317 ,918,000,000 88,762,396,000 100260 2014Q3 1 Fifth Third Bancorp 100260 FITB 1,420,271,000 0.39 ,838,324,420 ,888,000,000 89,210,404,000 100260 2014Q2 1 Fifth Third Bancorp 100260 FITB 1,633,237,000 0.49 ,848,245,111 ,957,000,000 89,026,131,000 100260 2014Q1 1 Fifth Third Bancorp 100260 FITB 1,450,957,000 0.36 ,857,923,596 ,960,000,000 88,221,964,000 100260 2013Q4 1 Fifth Third Bancorp 100260 FITB 1,602,885,000 0.43 ,877,510,663 ,995,000,000 87,031,411,000 100260 2013Q3 1 Fifth Third Bancorp 100260 FITB 1,608,345,000 0.47 ,888,111,269 ,964,000,000 85,554,401,000 100260 2013Q2 1 Fifth Third Bancorp 100260 FITB 1,933,240,000 0.65 ,900,625,454 1,040,000,000 85,297,060,000 100260 2013Q1 1 Fifth Third Bancorp 100260 FITB 1,614,733,000 0.46 ,913,163,262 ,988,000,000 83,893,578,000 100260 2012Q4 1 Fifth Third Bancorp 100260 FITB 1,779,800,000 0.43 ,925,585,306 1,173,000,000 83,927,899,000 100260 2012Q3 1 Fifth Third Bancorp 100260 FITB 1,568,558,000 0.38 ,944,820,608 1,015,000,000 81,133,797,000 100260 2012Q2 1 Fifth Third Bancorp 100260 FITB 1,569,710,000 0.4 ,954,622,463 ,956,000,000 80,342,306,000 100260 2012Q1 1 Fifth Third Bancorp 100260 FITB 1,660,968,000 0.45 ,957,415,527 1,013,000,000 79,986,887,000 100260 2011Q4 1 Fifth Third Bancorp 100260 FITB 1,465,403,000 0.33 ,956,348,893 ,996,000,000 78,762,978,000 100260 2011Q3 1 Fifth Third Bancorp 100260 FITB 1,523,742,000 0.4 ,955,490,439 ,963,000,000 76,776,381,000 100260 2011Q2 1 Fifth Third Bancorp 100260 FITB 1,514,761,000 0.35 ,955,477,616 ,927,000,000 75,353,008,000 100260 2011Q1 1 Fifth Third Bancorp 100260 FITB 1,451,505,000 0.1 ,894,841,321 ,919,000,000 74,659,916,000 100260 2010Q4 1 Fifth Third Bancorp 100260 FITB 1,538,057,000 0.33 ,836,224,575 1,005,000,000 74,487,498,000 100260 2010Q3 1 Fifth Third Bancorp 100260 FITB 1,738,000,000 0.22 ,797,492,107 ,983,000,000 72,814,812,000 100260 2010Q2 1 Fifth Third Bancorp 100260 FITB 1,490,267,000 0.16 ,802,254,845 ,948,000,000 72,538,750,000 100260 2010Q1 1 Fifth Third Bancorp 100260 FITB 1,511,840,000 -0.09 ,790,472,577 ,972,000,000 73,621,534,000 100260 2009Q4 1 Fifth Third Bancorp 100260 FITB 1,530,217,000 -0.2 ,790,441,911 ,988,000,000 73,029,622,000 100260 2009Q3 1 Fifth Third Bancorp 100260 FITB 1,705,202,000 -0.2 ,790,334,226 ,898,000,000 74,736,100,000 100307 2015Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,773,911,000 0.23 ,820,238,000 ,490,905,000 48,143,276,000 100307 2015Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,701,454,000 0.19 ,823,809,000 ,449,442,000 47,080,917,000 100307 2014Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,708,420,000 0.19 ,825,338,000 ,468,346,000 47,040,951,000 100307 2014Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,711,656,000 0.18 ,829,623,000 ,456,017,000 46,083,614,000 100307 2014Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,712,577,000 0.19 ,834,687,000 ,455,420,000 45,438,539,000 100307 2014Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,668,616,000 0.17 ,842,677,000 ,434,987,000 43,716,092,000 100307 2013Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,676,695,000 0.18 ,842,324,000 ,435,142,000 42,464,310,000 100307 2013Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,672,706,000 0.2 ,841,025,000 ,463,344,000 41,880,862,000 100307 2013Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,676,165,000 0.17 ,843,840,000 ,449,233,000 40,997,947,000 100307 2013Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,677,842,000 0.17 ,848,708,000 ,442,997,000 40,528,250,000 100307 2012Q4 1 Huntington Bancshares Incorporated 100307 HBAN ,730,239,000 0.18 ,853,306,000 ,457,716,000 39,952,010,000 100307 2012Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,687,318,000 0.19 ,863,588,000 ,460,888,000 39,464,259,000 100307 2012Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,681,658,000 0.17 ,867,551,000 ,441,593,000 39,090,074,000 100307 2012Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,702,610,000 0.17 ,869,164,000 ,441,654,000 39,756,268,000 100307 2011Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,645,981,000 0.14000000000000001 ,868,156,000 ,439,951,000 37,944,252,000 100307 2011Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,667,324,000 0.16 ,867,633,000 ,436,837,000 37,978,342,000 100307 2011Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,658,067,000 0.16 ,867,469,000 ,427,258,000 38,046,605,000 100307 2011Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,642,905,000 0.14000000000000001 ,867,237,000 ,413,755,000 37,100,806,000 100307 2010Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,673,811,000 0.05 ,760,582,000 ,436,658,000 36,837,444,000 100307 2010Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,671,766,000 0.1 ,719,567,000 ,427,681,000 36,146,283,000 100307 2010Q2 1 Huntington Bancshares Incorporated 100307 HBAN ,671,908,000 0.03 ,719,387,000 ,403,583,000 35,556,001,000 100307 2010Q1 1 Huntington Bancshares Incorporated 100307 HBAN ,630,073,000 0.01 ,718,593,000 ,399,130,000 35,440,494,000 100307 2009Q4 0 Huntington Bancshares Incorporated 100307 HBAN ,613,665,000 -0.56000000000000005 ,715,336,000 ,321,331,000 35,288,371,000 100307 2009Q3 1 Huntington Bancshares Incorporated 100307 HBAN ,585,377,000 -0.33 ,589,708,000 ,404,096,000 36,253,849,000 100334 2015Q2 1 KeyCorp 100334 KEY 1,069,163,000 0.27 ,846,312,000 ,715,000,000 59,426,694,000 100334 2015Q1 1 KeyCorp 100334 KEY 1,005,877,000 0.26 ,857,122,000 ,675,000,000 59,363,509,000 100334 2014Q4 1 KeyCorp 100334 KEY 1,065,863,000 0.28000000000000003 ,886,186,000 ,685,000,000 58,852,969,000 100334 2014Q3 1 KeyCorp 100334 KEY ,987,927,000 0.21 ,874,122,000 ,678,000,000 57,712,098,000 100334 2014Q2 1 KeyCorp 100334 KEY 1,023,296,000 0.24 ,902,137,000 ,689,000,000 58,945,099,000 100334 2014Q1 1 KeyCorp 100334 KEY ,998,204,000 0.26 ,891,890,000 ,662,000,000 58,931,039,000 100334 2013Q4 1 KeyCorp 100334 KEY 1,033,234,000 0.25 ,897,712,000 ,710,000,000 58,066,877,000 100334 2013Q3 1 KeyCorp 100334 KEY 1,030,793,000 0.28999999999999998 ,908,253,000 ,691,000,000 57,429,957,000 100334 2013Q2 1 KeyCorp 100334 KEY 1,001,096,000 0.22 ,918,628,000 ,685,000,000 57,176,480,000 100334 2013Q1 1 KeyCorp 100334 KEY 1,001,826,000 0.21 ,926,051,000 ,681,000,000 56,717,639,000 100334 2012Q4 1 KeyCorp 100334 KEY 1,064,969,000 0.21 ,930,382,000 ,704,000,000 57,080,492,000 100334 2012Q3 1 KeyCorp 100334 KEY 1,117,865,000 0.23 ,940,764,000 ,681,000,000 55,792,839,000 100334 2012Q2 1 KeyCorp 100334 KEY 1,017,408,000 0.24 ,948,087,000 ,693,000,000 54,121,157,000 100334 2012Q1 1 KeyCorp 100334 KEY 1,018,526,000 0.2 ,953,971,000 ,679,000,000 53,906,744,000 100334 2011Q4 0 KeyCorp 100334 KEY ,966,192,000 0.2 ,951,684,000 ,717,000,000 54,279,884,000 100334 2011Q3 1 KeyCorp 100334 KEY 1,031,950,000 0.22 ,950,686,000 ,692,000,000 52,934,561,000 100334 2011Q2 1 KeyCorp 100334 KEY 1,020,407,000 0.25 ,952,133,000 ,680,000,000 52,761,952,000 100334 2011Q1 1 KeyCorp 100334 KEY 1,044,709,000 0.19 ,887,836,000 ,701,000,000 53,373,654,000 100334 2010Q4 1 KeyCorp 100334 KEY 1,132,557,000 0.32 ,900,263,000 ,744,000,000 54,870,465,000 100334 2010Q3 1 KeyCorp 100334 KEY 1,117,492,000 0.2 ,874,433,000 ,736,000,000 55,912,144,000 100334 2010Q2 1 KeyCorp 100334 KEY 1,089,793,000 0.03 ,874,664,000 ,769,000,000 57,581,663,000 100334 2010Q1 1 KeyCorp 100334 KEY 1,045,222,000 -0.11 ,874,386,000 ,785,000,000 59,363,640,000 100334 2009Q4 1 KeyCorp 100334 KEY 1,072,962,000 -0.3 ,873,268,000 ,871,000,000 59,601,452,000 100334 2009Q3 1 KeyCorp 100334 KEY ,856,800,000 -0.52 ,839,906,000 ,901,000,000 63,115,286,000 100233 2015Q2 1 Regions Financial Corporation 100233 RF 1,395,701,000 0.2 1,346,000,000 ,859,000,000 79,034,316,000 100233 2015Q1 1 Regions Financial Corporation 100233 RF 1,260,096,000 0.16 1,358,000,000 ,840,000,000 77,145,133,000 100233 2014Q4 1 Regions Financial Corporation 100233 RF 1,270,913,000 0.15 1,377,000,000 ,859,000,000 76,204,322,000 100233 2014Q3 1 Regions Financial Corporation 100233 RF 1,320,823,000 0.22 1,389,000,000 ,819,000,000 75,429,217,000 100233 2014Q2 1 Regions Financial Corporation 100233 RF 1,307,961,000 0.21 1,390,000,000 ,827,000,000 75,284,366,000 100233 2014Q1 1 Regions Financial Corporation 100233 RF 1,306,642,000 0.22 1,390,000,000 ,811,000,000 74,424,568,000 100233 2013Q4 1 Regions Financial Corporation 100233 RF 1,366,677,000 0.16 1,395,000,000 ,883,000,000 73,276,709,000 100233 2013Q3 1 Regions Financial Corporation 100233 RF 1,326,738,000 0.2 1,405,000,000 ,884,000,000 74,351,735,000 100233 2013Q2 1 Regions Financial Corporation 100233 RF 1,317,932,000 0.18 1,418,000,000 ,884,000,000 73,354,267,000 100233 2013Q1 1 Regions Financial Corporation 100233 RF 1,296,242,000 0.23 1,423,000,000 ,842,000,000 72,187,129,000 100233 2012Q4 1 Regions Financial Corporation 100233 RF 1,354,935,000 0.18 1,423,000,000 ,860,000,000 72,076,349,000 100233 2012Q3 1 Regions Financial Corporation 100233 RF 1,352,658,000 0.21 1,423,000,000 ,869,000,000 73,196,872,000 100233 2012Q2 1 Regions Financial Corporation 100233 RF 1,359,640,000 0.2 1,418,000,000 ,840,000,000 73,910,976,000 100233 2012Q1 1 Regions Financial Corporation 100233 RF 1,337,107,000 0.11 1,283,000,000 ,913,000,000 74,189,689,000 100233 2011Q4 1 Regions Financial Corporation 100233 RF ,577,988,000 -0.48 1,259,000,000 1,108,000,000 74,944,428,000 100233 2011Q3 1 Regions Financial Corporation 100233 RF 1,567,518,000 0.08 1,261,000,000 ,850,000,000 76,556,832,000 100233 2011Q2 1 Regions Financial Corporation 100233 RF 1,516,021,000 0.04 1,260,000,000 ,879,000,000 78,120,946,000 100233 2011Q1 1 Regions Financial Corporation 100233 RF 1,596,359,000 0.01 1,259,000,000 ,932,000,000 78,251,328,000 100233 2010Q4 1 Regions Financial Corporation 100233 RF 1,697,281,000 0.03 1,259,000,000 ,990,000,000 79,679,005,000 100233 2010Q3 1 Regions Financial Corporation 100233 RF 1,559,054,000 -0.17 1,257,000,000 ,909,000,000 81,234,565,000 100233 2010Q2 1 Regions Financial Corporation 100233 RF 1,585,873,000 -0.28000000000000003 1,200,000,000 ,891,000,000 82,759,680,000 100233 2010Q1 1 Regions Financial Corporation 100233 RF 1,537,206,000 -0.21 1,194,000,000 ,984,000,000 84,989,721,000 100233 2009Q4 0 Regions Financial Corporation 100233 RF 1,597,816,000 -0.51 1,191,000,000 1,207,000,000 87,559,897,000 100233 2009Q3 1 Regions Financial Corporation 100233 RF 1,550,841,000 -0.37 1,189,000,000 1,199,000,000 90,127,259,000 100449 2015Q2 1 SunTrust Banks, Inc. 100449 STI 2,076,810,000 0.89 ,522,479,000 1,312,000,000 ,130,721,112,000 100449 2015Q1 1 SunTrust Banks, Inc. 100449 STI 2,024,313,000 0.78 ,526,837,000 1,280,000,000 ,130,542,130,000 100449 2014Q4 1 SunTrust Banks, Inc. 100449 STI 2,061,447,000 0.72 ,527,959,000 1,276,000,000 ,131,201,796,000 100449 2014Q3 1 SunTrust Banks, Inc. 100449 STI 2,051,764,000 1.06 ,533,230,000 1,259,000,000 ,130,212,244,000 100449 2014Q2 1 SunTrust Banks, Inc. 100449 STI 2,213,940,000 0.72 ,535,486,000 1,335,000,000 ,127,767,817,000 100449 2014Q1 1 SunTrust Banks, Inc. 100449 STI 2,050,601,000 0.73 ,536,992,000 1,353,000,000 ,127,167,703,000 100449 2013Q4 1 SunTrust Banks, Inc. 100449 STI 2,076,774,000 0.77 ,537,921,000 1,361,000,000 ,125,850,649,000 100449 2013Q3 1 SunTrust Banks, Inc. 100449 STI 1,924,039,000 0.33 ,538,850,000 1,410,000,000 ,122,302,473,000 100449 2013Q2 1 SunTrust Banks, Inc. 100449 STI 2,110,827,000 0.68 ,539,763,000 1,381,000,000 ,119,940,497,000 100449 2013Q1 1 SunTrust Banks, Inc. 100449 STI 2,131,501,000 0.63 ,539,862,000 1,361,000,000 ,118,714,778,000 100449 2012Q4 0 SunTrust Banks, Inc. 100449 STI 2,302,331,000 0.65 ,539,618,000 1,473,000,000 ,119,339,823,000 100449 2012Q3 1 SunTrust Banks, Inc. 100449 STI 1,889,726,000 1.98 ,538,699,000 1,726,000,000 ,119,604,893,000 100449 2012Q2 1 SunTrust Banks, Inc. 100449 STI 2,192,675,000 0.5 ,537,495,000 1,544,000,000 ,122,310,098,000 100449 2012Q1 1 SunTrust Banks, Inc. 100449 STI 2,165,211,000 0.46 ,536,407,000 1,545,000,000 ,120,364,615,000 100449 2011Q4 0 SunTrust Banks, Inc. 100449 STI 1,980,024,000 0.13 ,535,717,000 1,753,000,000 ,120,066,728,000 100449 2011Q3 1 SunTrust Banks, Inc. 100449 STI 2,148,931,000 0.39 ,535,395,000 1,559,000,000 ,114,899,515,000 100449 2011Q2 1 SunTrust Banks, Inc. 100449 STI 2,121,780,000 0.33 ,535,416,000 1,539,000,000 ,112,231,935,000 100449 2011Q1 1 SunTrust Banks, Inc. 100449 STI 2,049,980,000 0.08 ,503,503,000 1,461,000,000 ,112,118,990,000 100449 2010Q4 0 SunTrust Banks, Inc. 100449 STI 2,202,645,000 0.23 ,499,423,000 1,551,000,000 ,113,000,595,000 100449 2010Q3 1 SunTrust Banks, Inc. 100449 STI 2,194,822,000 0.17 ,498,802,000 1,494,055,000 ,111,968,548,000 100449 2010Q2 1 SunTrust Banks, Inc. 100449 STI 2,038,494,000 -0.11 ,498,499,000 1,462,049,000 ,109,769,417,000 100449 2010Q1 1 SunTrust Banks, Inc. 100449 STI 1,872,088,000 -0.46 ,498,238,000 1,346,243,000 ,110,803,448,000 100449 2009Q4 1 SunTrust Banks, Inc. 100449 STI 1,845,293,000 -0.64 ,498,082,000 1,510,766,000 ,110,554,844,000 100449 2009Q3 1 SunTrust Banks, Inc. 100449 STI 1,835,088,000 -0.76 ,497,070,000 1,428,847,000 ,113,463,938,000 100501 2015Q2 1 Zions Bancorporation 100501 ZION ,560,042,000 -0.01 ,202,887,762 ,403,450,000 39,414,609,000 100501 2015Q1 1 Zions Bancorporation 100501 ZION ,539,433,000 0.37 ,202,944,209 ,397,461,000 39,560,101,000 100501 2014Q4 1 Zions Bancorporation 100501 ZION ,575,872,000 0.33 ,203,277,500 ,422,666,000 39,459,353,000 100501 2014Q3 1 Zions Bancorporation 100501 ZION ,547,246,000 0.4 ,197,271,076 ,438,536,000 39,129,518,000 100501 2014Q2 1 Zions Bancorporation 100501 ZION ,537,920,000 0.56000000000000005 ,185,286,329 ,406,027,000 38,954,456,000 100501 2014Q1 1 Zions Bancorporation 100501 ZION ,522,773,000 0.41 ,185,122,844 ,398,063,000 38,461,183,000 100501 2013Q4 1 Zions Bancorporation 100501 ZION ,551,723,000 -0.32 ,184,208,544 ,414,840,000 38,297,074,000 100501 2013Q3 1 Zions Bancorporation 100501 ZION ,547,363,000 1.1200000000000001 ,184,742,414 ,370,663,000 37,475,207,000 100501 2013Q2 1 Zions Bancorporation 100501 ZION ,561,024,000 0.3 ,184,061,623 ,411,396,000 37,374,033,000 100501 2013Q1 1 Zions Bancorporation 100501 ZION ,546,353,000 0.48 ,183,655,129 ,397,348,000 36,920,638,000 100501 2012Q4 1 Zions Bancorporation 100501 ZION ,555,748,000 0.19 ,183,456,109 ,407,014,000 36,769,160,000 100501 2012Q3 1 Zions Bancorporation 100501 ZION ,565,048,000 0.34 ,183,382,650 ,394,975,000 36,335,786,000 100501 2012Q2 1 Zions Bancorporation 100501 ZION ,553,753,000 0.3 ,183,136,631 ,401,656,000 35,988,399,000 100501 2012Q1 1 Zions Bancorporation 100501 ZION ,553,813,000 0.14000000000000001 ,182,963,828 ,392,372,000 35,674,268,000 100501 2011Q4 1 Zions Bancorporation 100501 ZION ,562,346,000 0.24 ,182,823,190 ,424,990,000 36,206,223,000 100501 2011Q3 1 Zions Bancorporation 100501 ZION ,575,378,000 0.35 ,182,857,702 ,409,003,000 35,682,418,000 100501 2011Q2 1 Zions Bancorporation 100501 ZION ,538,891,000 0.16 ,182,728,185 ,416,241,000 35,682,547,000 100501 2011Q1 1 Zions Bancorporation 100501 ZION ,542,494,000 0.08 ,181,997,687 ,408,330,000 35,289,481,000 100501 2010Q4 1 Zions Bancorporation 100501 ZION ,511,535,000 -0.62 ,178,097,851 ,442,801,000 35,387,601,000 100501 2010Q3 1 Zions Bancorporation 100501 ZION ,539,915,000 -0.47 ,172,864,619 ,456,044,000 36,101,326,000 100501 2010Q2 1 Zions Bancorporation 100501 ZION ,502,955,000 -0.84 ,161,810,017 ,430,355,000 36,510,427,000 100501 2010Q1 1 Zions Bancorporation 100501 ZION ,565,994,000 -0.56999999999999995 ,151,073,384 ,389,126,000 37,504,449,000 100501 2009Q4 1 Zions Bancorporation 100501 ZION ,598,132,000 -1.26 ,139,858,788 ,443,353,000 38,728,078,000 100501 2009Q3 1 Zions Bancorporation 100501 ZION ,771,387,000 -1.43 ,127,581,404 ,434,707,000 39,895,948,000 Ticker # BBT Peer1 CMA Peer2 FITB Peer3 HBAN Peer4 KEY Peer5 MTB MTB PNC Peer6 RF Peer7 STI Peer8 USB Peer9 WFC Peer10 ZION Peer11 3 4 5 6 7 8 9 10 11 12 13 14 15 LOANS Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 PNC 4.2809321818% PNC 3.9759956151% MTB 1.6222766683% FITB 1.5046433077% PNC 1.5580118168% HBAN 1.5379005374% HBAN 1.9218759809% HBAN 2.6266489556% HBAN 2.4223381971% HBAN 2.575450308% HBAN 1.8459731411% WFC 1.7657821188% PNC 1.7293625967% 1 2 BBT 2.3056703716% MTB 2.2395886878% PNC 1.4873180367% USB 1.4273132076% USB 1.520897659% PNC 1.3909212402% USB 1.7790833444% USB 1.8367483867% CMA 1.9646779783% CMA 1.6888153705% CMA 1.3685772042% HBAN 1.4569480802% HBAN 1.6498121323% 2 3 MTB 2.1072658305% CMA 2.3055157016% USB 1.4285088036% KEY 1.3657386575% HBAN 1.5015322308% STI 1.3555817046% STI 1.7363967122% STI 1.5804424154% USB 1.6142829369% USB 1.4085794521% MTB 1.7803954103% MTB 1.2394042347% USB 1.4398213656% 3 4 CMA 1.8375125571% USB 1.8178243047% BBT 1.4197879445% PNC 1.3545831793% FITB 1.3225349684% USB 1.3340759992% PNC 1.6070543304% PNC 1.5121911696% STI 1.5722420146% PNC 1.1938899939% WFC 1.4379280731% RF 1.2332804489% CMA 1.1478035929% 4 5 USB 1.8118264911% BBT 1.7059768985% KEY 1.2724668733% HBAN 1.1996591207% WFC .8978304042% ZION 1.2862790858% FITB 1.2664377549% CMA 1.3643740362% ZION 1.7992262053% WFC 1.130257505% RF .9028149842% CMA ..9599176386% FITB 1.8002460406% 5 6 FITB 1.3795029522% FITB 1.612898864% CMA 1.2268251386% BBT 1.1088272002% ZION .7730148987% WFC .9900424363% ZION 1.265717931% FITB 1.7743972696% PNC 1.5225588294% STI 1.4719444598% PNC .8528309698% FITB ..6679661431% WFC 1.3430885631% 6 7 KEY 1.3279347922% HBAN 1.2849252113% FITB 1.2006147474% ZION .9489734966% KEY .7219369447% FITB .9163743694% WFC .9928852496% ZION 1.4244383113% FITB 1.4506822433% RF .9810546968% USB .7794075413% BBT .6168457313% BBT .9789650437% 7 8 STI .9851286706% KEY 1.2840898612% WFC 1.4401568829% CMA .8604393234% STI .5648199436% KEY .4318587008% KEY .9649029184% WFC 1.57209101% WFC .9669517903% MTB .9180751285% BBT .7590532374% STI .5682429662% MTB .7986005468% 8 9 HBAN .9600873653% WFC .9044877373% ZION .8609453276% WFC .8325260304% RF .3971131203% RF .4111251628% CMA .8131345869% BBT .8846249602% MTB .8397207875% BBT .9101636067% ZION .7044142506% PNC .5585494799% ZION .7791576523% 9 10 WFC .8407031481% ZION ..3903736104% HBAN .4877854568% MTB .6109691412% BBT .3764902408% BBT .3536458061% RF .7631886691% KEY .7636380651% BBT .7376508152% ZION .7506214503% STI .6535160018% USB .5285524403% STI .7537003783% 10 11 ZION .4551459747% STI -0.1507018814% STI -0.3425603081% RF -0.191065129% CMA 33825195808745434.3382519581% CMA -0.3117937664% BBT .5868898048% RF .6533688021% RF .3623769091% FITB .4896844156% FITB .4848661845% ZION .2928981282% KEY .7472075651% 11 12 RF -1.1214747702% RF -0.9681541911% RF -0.6825965417% STI -0.4936981508% MTB -0.1157748019% MTB -0.6147121765% MTB -0.3648792644% MTB 70391148802495529.703911488% KEY .1208970334% KEY .3364326121% KEY .1844684257% KEY .2050442648% RF .2255685229% 12 1 4.3% 2 2.3% 3 2.1% 4 1.8% 5 1.8% 6 1.4% 7 1.3% 8 .9851286705824247 9 .96008736533537142 10 .8% 11 .5% 12 -1.1% LOANS Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer6 4.2809321818% Peer6 3.9759956151% MTB 1.6222766683% Peer3 1.5046433077% Peer6 1.5580118168% Peer4 1.5379005374% Peer4 1.9218759809% Peer4 2.6266489556% Peer4 2.4223381971% Peer4 2.575450308% Peer4 1.8459731411% Peer10 1.7657821188% Peer6 1.7293625967% 1 2 Peer1 2.3056703716% MTB 2.2395886878% Peer6 1.4873180367% Peer9 1.4273132076% Peer9 1.520897659% Peer6 1.3909212402% Peer9 1.7790833444% Peer9 1.8367483867% Peer2 1.9646779783% Peer2 1.6888153705% Peer2 1.3685772042% Peer4 1.4569480802% Peer4 1.6498121323% 2 3 MTB 2.1072658305% Peer2 2.3055157016% Peer9 1.4285088036% Peer5 1.3657386575% Peer4 1.5015322308% Peer8 1.3555817046% Peer8 1.7363967122% Peer8 1.5804424154% Peer9 1.6142829369% Peer9 1.4085794521% MTB 1.7803954103% MTB 1.2394042347% Peer9 1.4398213656% 3 4 Peer2 1.8375125571% Peer9 1.8178243047% Peer1 1.4197879445% Peer6 1.3545831793% Peer3 1.3225349684% Peer9 1.3340759992% Peer6 1.6070543304% Peer6 1.5121911696% Peer8 1.5722420146% Peer6 1.1938899939% Peer10 1.4379280731% Peer7 1.2332804489% Peer2 1.1478035929% 4 5 Peer9 1.8118264911% Peer1 1.7059768985% Peer5 1.2724668733% Peer4 1.1996591207% Peer10 .8978304042% Peer11 1.2862790858% Peer3 1.2664377549% Peer2 1.3643740362% Peer11 1.7992262053% Peer10 1.130257505% Peer7 .9028149842% Peer2 .9599176386% Peer3 1.8002460406% 5 6 Peer3 1.3795029522% Peer3 1.612898864% Peer2 1.2268251386% Peer1 1.1088272002% Peer11 .7730148987% Peer10 .9900424363% Peer11 1.265717931% Peer3 1.7743972696% Peer6 1.5225588294% Peer8 1.4719444598% Peer6 .8528309698% Peer3 .6679661431% Peer10 1.3430885631% 6 7 Peer5 1.3279347922% Peer4 1.2849252113% Peer3 1.2006147474% Peer11 .9489734966% Peer5 .7219369447% Peer3 .9163743694% Peer10 .9928852496% Peer11 1.4244383113% Peer3 1.4506822433% Peer7 .9810546968% Peer9 .7794075413% Peer1 .6168457313% Peer1 .9789650437% 7 8 Peer8 .9851286706% Peer5 1.2840898612% Peer10 1.4401568829% Peer2 .8604393234% Peer8 .5648199436% Peer5 .4318587008% Peer5 .9649029184% Peer10 1.57209101% Peer10 .9669517903% MTB .9180751285% Peer1 .7590532374% Peer8 .5682429662% MTB .7986005468% 8 9 Peer4 .9600873653% Peer10 .9044877373% Peer11 .8609453276% Peer10 .8325260304% Peer7 .3971131203% Peer7 .4111251628% Peer2 ..8131345869% Peer1 .8846249602% MTB .8397207875% Peer1 .9101636067% Peer11 .7044142506% Peer6 .5585494799% Peer11 .7791576523% 9 10 Peer10 .8407031481% Peer11 .3903736104% Peer4 .4877854568% MTB .6109691412% Peer1 .3764902408% Peer1 .3536458061% Peer7 .7631886691% Peer5 .7636380651% Peer1 .7376508152% Peer11 .7506214503% Peer8 .6535160018% Peer9 .5285524403% Peer8 .7537003783% 10 11 Peer11 .4551459747% Peer8 -0.1507018814% Peer8 -0.3425603081% Peer7 -0.191065129% Peer2 33825195808745434.3382519581% Peer2 -0.3117937664% Peer1 .5868898048% Peer7 .6533688021% Peer7 .3623769091% Peer3 .4896844156% Peer3 .4848661845% Peer11 .2928981282% Peer5 .7472075651% 11 12 Peer7 -1.1214747702% Peer7 -0.9681541911% Peer7 -0.6825965417% Peer8 -0.4936981508% MTB -0.1157748019% MTB -0.6147121765% MTB -0.3648792644% MTB 70391148802495529.703911488% Peer5 .1208970334% Peer5 .3364326121% Peer5 .1844684257% Peer5 .2050442648% Peer7 .2255685229% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 3,374,000,000 3,585,000,000 3,928,000,000 3,961,000,000 3,890,000,000 3,787,000,000 3,621,000,000 3,560,000,000 3,476,000,000 3,547,000,000 3,663,000,000 3,651,000,000 3,687,000,000 119391.35388100226 CMA ,765,000,000 ,783,000,000 ,799,000,000 ,810,000,000 ,830,000,000 ,845,000,000 ,814,000,000 ,815,000,000 ,819,000,000 ,832,000,000 ,882,000,000 ,887,000,000 ,897,000,000 FITB 2,270,000,000 2,231,000,000 2,358,000,000 2,426,000,000 2,682,000,000 2,780,000,000 2,776,000,000 2,649,000,000 2,451,000,000 2,335,000,000 2,338,000,000 2,388,000,000 2,286,000,000 HBAN ,928,963,000 ,925,721,000 ,992,392,000 ,980,421,000 ,967,616,000 ,956,485,000 ,925,670,000 ,921,404,000 ,947,576,000 ,989,868,000 ,983,996,000 ,999,828,000 1,027,095,000 KEY 1,151,000,000 1,243,000,000 1,291,000,000 1,329,000,000 1,355,000,000 1,286,000,000 1,257,000,000 1,250,000,000 1,258,000,000 1,234,000,000 1,298,000,000 1,290,000,000 1,325,000,000 MTB 1,453,030,000 1,590,392,000 1,835,729,000 1,930,915,000 2,029,620,000 2,022,460,000 1,884,382,000 1,803,618,000 1,724,226,000 1,687,400,000 1,782,917,000 1,809,862,000 1,789,609,000 PNC 4,474,000,000 4,436,000,000 4,742,000,000 4,945,000,000 5,479,000,000 5,563,000,000 5,878,000,000 5,723,000,000 5,637,000,000 5,616,000,000 5,383,000,000 5,364,000,000 5,464,000,000 RF 1,659,000,000 1,613,000,000 1,851,000,000 1,867,000,000 1,802,000,000 1,742,000,000 1,738,000,000 1,756,000,000 1,808,000,000 1,892,000,000 1,840,000,000 1,820,000,000 1,810,000,000 STI 2,130,000,000 1,671,000,000 2,213,000,000 2,310,000,000 2,342,000,000 2,737,000,000 2,615,000,000 2,537,000,000 2,576,000,000 2,780,000,000 2,849,000,000 2,865,000,000 2,853,000,000 USB 9,112,000,000 9,354,000,000 9,703,000,000 9,733,000,000 9,631,000,000 9,392,000,000 9,095,000,000 8,961,000,000 8,998,000,000 9,048,000,000 9,083,000,000 9,061,000,000 9,001,000,000 WFC 33,107,000,000 34,358,000,000 35,193,000,000 35,390,000,000 35,653,000,000 34,599,000,000 33,495,000,000 32,541,000,000 31,919,000,000 32,039,000,000 32,337,000,000 32,713,000,000 32,512,000,000 ZION ,634,008,000 ,621,783,000 ,626,547,000 ,615,249,000 ,607,784,000 ,613,735,000 ,599,000,000 ,577,950,000 ,557,947,000 ,494,392,000 ,499,478,000 ,513,149,000 ,537,454,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 7.4202391358684228E-3 CMA 2.3529411764705799E-2 2.0434227330779153E-2 1.3767209011264159E-2 2.4691358024691468E-2 1.8072289156626509E-2 -3.6686390532544411E-2 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 1.3353372808849073E-2 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 5.8548248460899011E-4 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 8.4035127554444866E-3 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 1.180086468381103E-2 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 1.7513776102933587E-2 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 1.6797709532061722E-2 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 7.2857322397716917E-3 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 2.4653074137687137E-2 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 -1.0208572261892757E-3 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 -1.5101492778466508E-3 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 -1.3673851643982937E-2 BBT 3 4 8 11 9 10 6 9 4 4 9 6 7 CMA 6 11 6 4 3 9 2 5 5 1 6 5 4 FITB 9 7 5 2 2 2 12 12 11 9 2 12 9 HBAN 7 5 11 10 7 8 3 2 3 10 3 2 6 KEY 2 8 4 5 12 4 4 4 9 3 11 3 5 MTB 1 2 1 3 6 12 11 11 10 2 4 11 2 PNC 8 6 3 1 4 1 7 7 8 12 10 4 3 RF 11 3 7 12 11 3 1 1 2 11 12 8 8 STI 12 1 2 6 1 11 9 3 1 5 7 7 1 USB 5 9 10 8 8 6 5 6 6 8 8 10 10 WFC 4 10 9 7 10 7 8 8 7 7 5 9 11 ZION 10 12 12 9 5 5 10 10 12 6 1 1 12 3 4 5 6 7 8 9 10 11 12 13 14 15 EARNINGS PER SHARE 2015Q2 Actuals vs 2015Q1 Actuals Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 TOTAL CAGR* 1 STI 1.0743243243243246 RF 16.499999999999996 ZION 0.35051546391752586 PNC 0.17857142857142838 ZION 0.59541984732824416 PNC 9.3610698366% BBT 0.17889908256880749 ZION 0.17218543046357615 STI 0.28627450980392166 ZION 0.61904761904761907 FITB 3.5928143713% HBAN 5.3333333333% STI 7.3074270219% 2 MTB 0.15260323159784561 MTB 0.17445482866043616 RF 0.17142857142857149 FITB 0.14970059880239517 KEY 6.8965517241% STI 5.2401746725% KEY 5.1546391753% RF 3.9473684211% BBT 0.13865546218487368 CMA 6.6060606061% HBAN 2.7397260274% STI 5.1829268293% PNC 3.4723069345% 3 BBT 5.8333333333% STI 0.16938110749185653 MTB 6.3660477454% MTB 0.10473815461346625 CMA 6.1818181818% KEY 4.3010752688% STI 4.1493775934% HBAN 2.7777777778% RF 2.5316455696% MTB 5.9915014164% STI 1.5479876161% KEY 3.303030303% WFC 2.6013101773% 4 WFC 5.298013245% CMA 8.6451612903% PNC 5.6603773585% STI 4.7872340426% FITB 4.6875% WFC 2.3684210526% WFC 3.3419023136% KEY 1.9607843137% CMA 1.3651877133% KEY 3.125% USB .974025974% BBT 1.4814814815% MTB 2.4645497519% 5 HBAN 4.6875% PNC 7.9429735234% WFC 5.5952380952% WFC 4.5325779037% WFC 2.9810298103% BBT 1.8691588785% PNC 1.8695652174% STI 1.593625498% WFC .7407407407% HBAN 1.3888888889% MTB .539083558% USB .6430868167% CMA 2.1718240055% 6 CMA 4.2016806723% FITB 6.4102564103% STI 4.7353760446% BBT 2.1008403361% PNC 1.9696969697% USB 1.3468013468% CMA 1.4895104895% CMA 1.384083045% USB .6600660066% USB .9836065574% CMA 0.0000000000% WFC .488997555% HBAN 1.7701918241% 7 USB 3.6900369004% BBT 6.2992125984% USB 2.1126760563% USB 1.724137931% HBAN 1.4084507042% HBAN 0.0000000000% HBAN 0.0000000000% WFC .7462686567% PNC .2735978112% WFC .4901960784% KEY 0.0000000000% PNC .4149377593% KEY 1.4320360944% 8 PNC 1.867219917% HBAN 5.9701492537% CMA 1.4925373134% CMA 1.1029411765% USB .6779661017% FITB 0.0000000000% USB 0.0000000000% USB .6644518272% HBAN -2.7027027027% BBT 0.0000000000% WFC -0.243902439% MTB 0.0000000000% USB 1.2079404574% 9 KEY 1.1627906977% WFC 5.6603773585% KEY 1.1363636364% ZION 0.0000000000% MTB -0.6772009029% CMA -2.5479452055% RF -1.2987012987% PNC -1.747311828% MTB -2.7548209366% FITB 0.0000000000% BBT -0.36900369% RF -1.3513513514% BBT 1.1101939432% 10 ZION -0.9708737864% KEY 1.1494252874% FITB .6024096386% HBAN 0.0000000000% RF -1.25% RF -2.5316455696% ZION -4.4303797468% MTB -7.2796934866% FITB -4.5714285714% PNC -0.4092769441% PNC -0.9589041096% CMA -2.2222222222% ZION .4729389593% 11 FITB -1.2658227848% USB 1.6761565836% HBAN 0.0000000000% KEY -2.2471910112% BBT -0.11934156378600824 MTB -6.8181818182% MTB -4.512195122% BBT -7.3929961089% KEY -7.6923076923% RF -1.2345679012% ZION -2.3529411765% FITB -7.5144508671% FITB .1048781438% 12 RF n/m ZION -4.9019607843% BBT -0.11851851851851858 RF -2.4390243902% STI -0.41878172588832485 ZION -0.2440191387559808 FITB -4.9751243781% FITB -8.3769633508% ZION -0.40677966101694918 STI -1.5243902439% RF -7.5% ZION -0.34337349397590367 RF n/m 1 3.3% RF n/m 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% dso LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT ,706,901,250 ,707,969,000 ,708,972,000 ,709,884,750 ,710,986,500 ,712,543,000 ,714,413,250 ,717,729,000 ,721,626,750 ,725,098,750 ,728,344,000 ,730,151,000 ,731,669,750 CMA ,194,717,757 ,194,682,364 ,192,488,576.75 ,190,343,922.75 ,188,471,514.25 ,187,374,360.75 ,186,927,304.25 ,186,742,158.25 ,186,519,699.75 ,186,093,996.25 ,185,484,549.75 ,184,376,720.75 ,183,455,314 FITB ,955,969,330.5 ,953,301,872.75 ,945,610,976 ,934,547,909.75 ,921,048,657.5 ,906,871,322.75 ,894,852,662 ,881,042,745.5 ,867,947,659.75 ,855,500,947.5 ,843,081,111 ,833,268,276.75 ,824,417,634 HBAN ,868,126,000 ,867,114,750 ,863,402,250 ,858,288,250 ,852,360,500 ,846,719,750 ,843,974,250 ,842,466,500 ,840,178,250 ,837,327,750 ,833,081,250 ,828,364,250 ,824,752,000 KEY ,951,107,000 ,948,626,500 ,943,301,000 ,936,321,000 ,928,956,250 ,920,828,500 ,912,661,000 ,904,120,750 ,899,998,000 ,891,465,250 ,888,583,750 ,879,891,750 ,865,935,500 MTB ,125,277,250 ,125,635,250 ,126,401,250 ,127,156,250 ,127,936,250 ,128,929,500 ,129,595,500 ,130,218,000 ,130,920,750 ,131,386,500 ,131,840,000 ,132,250,750 ,132,572,750 PNC ,527,750,000 ,528,500,000 ,529,000,000 ,528,750,000 ,529,000,000 ,530,250,000 ,532,000,000 ,534,750,000 ,536,750,000 ,537,500,000 ,536,750,000 ,534,250,000 ,530,750,000 RF 1,305,250,000 1,345,750,000 1,386,750,000 1,421,750,000 1,421,750,000 1,417,250,000 1,410,250,000 1,402,000,000 1,395,000,000 1,391,000,000 1,386,500,000 1,378,500,000 1,367,500,000 STI ,536,253,500 ,537,079,500 ,538,054,750 ,538,918,500 ,539,485,500 ,539,523,250 ,539,099,000 ,538,381,500 ,537,312,250 ,535,907,250 ,533,416,750 ,530,878,000 ,527,626,250 USB 1,910,250,000 1,904,000,000 1,896,250,000 1,885,500,000 1,874,250,000 1,860,750,000 1,848,750,000 1,839,000,000 1,831,000,000 1,822,000,000 1,813,000,000 1,803,250,000 1,792,750,000 WFC 5,336,125,000 5,345,225,000 5,350,500,000 5,354,425,000 5,358,100,000 5,364,625,000 5,369,600,000 5,369,550,000 5,361,100,000 5,343,275,000 5,323,425,000 5,296,000,000 5,263,425,000 ZION ,182,945,337.75 ,183,076,574.75 ,183,234,804.5 ,183,407,629.75 ,183,638,877.75 ,183,978,818.75 ,184,166,927.5 ,184,533,856.25 ,184,840,032.75 ,187,972,198.25 ,192,739,437.25 ,197,194,778.5 ,201,595,136.75 BBT 1.5104655706861259E-3 1.4167286985729E-3 1.2874274301382105E-3 1.5520124921686307E-3 2.1892117501527419E-3 2.6247538745030052E-3 4.6412213099351618E-3 5.4306709078217885E-3 4.8113515747580937E-3 4.4755972893346652E-3 2.4809705304087437E-3 2.0800491953034683E-3 2.8739777696733526E-3 CMA -1.8176565170680004E-4 -1.1268546389748946E-2 -1.1141720907342112E-2 -9.8369754754883409E-3 -5.8213226776788751E-3 -2.385900067707114E-3 -9.9047060429646727E-4 -1.1912601957946301E-3 -2.2823514115162258E-3 -3.2749390753115115E-3 -5.9726214474098427E-3 -4.9974136987138706E-3 -4.9526941529353108E-3 FITB -2.7903172883222416E-3 -8.0676404503580157E-3 -1.1699384345978614E-2 -1.4444687221665475E-2 -1.5392601286105201E-2 -1.3252884338160076E-2 -1.5432614872189943E-2 -1.4863167328582283E-2 -1.4340394965273728E-2 -1.4517618637704621E-2 -1.1639252880853546E-2 -1.0621600506046103E-2 -1.2261589226860381E-2 HBAN -1.1648654688374283E-3 -4.2814402592044054E-3 -5.923079306314083E-3 -6.906479262648646E-3 -6.6177984549964375E-3 -3.2425132400655254E-3 -1.7864881541113098E-3 -2.7161317393629147E-3 -3.3927324350517818E-3 -5.0714908230379274E-3 -5.6621127891186562E-3 -4.3607024325349464E-3 -4.262069021624515E-3 KEY -2.608013609404658E-3 -5.6139059998850938E-3 -7.3995469102651201E-3 -7.8656251435138547E-3 -8.7493356118761856E-3 -8.8697298139664982E-3 -9.3575270555003032E-3 -4.5599550723728344E-3 -9.4808544018987195E-3 -3.232318926621125E-3 -9.7818579284170148E-3 -1.5861326123355557E-2 -7.7875308250975328E-3 MTB 2.8576617063353904E-3 6.0970149699228759E-3 5.9730421969719227E-3 6.1341853035143945E-3 7.7636322777945299E-3 5.1656137656626022E-3 4.8034075257241682E-3 5.3967193475557007E-3 3.5574956605426422E-3 3.4516483809219345E-3 3.1155188106795073E-3 2.4347688009331847E-3 4.7279977243834814E-3 PNC 1.42112742775935E-3 9.4607379375588607E-4 -4.7258979206044049E-4 4.7281323877057524E-4 2.3629489603025355E-3 3.3003300330032292E-3 5.1691729323308788E-3 3.740065451145469E-3 1.3972985561248041E-3 -1.3953488372092648E-3 -4.6576618537493841E-3 -6.5512400561534845E-3 4.7247940449257619E-4 RF 3.1028538594139121E-2 3.04662827419655E-2 2.5238867856498981E-2 0 -3.1651134165641137E-3 -4.9391427059446436E-3 -5.8500265910299554E-3 -4.9928673323823558E-3 -2.8673835125447855E-3 -3.2350826743350325E-3 -5.7699242697439868E-3 -7.9796880667392101E-3 3.8900183908308072E-3 STI 1.5403162869800369E-3 1.815839182095047E-3 1.6053199047123545E-3 1.0521071367934898E-3 6.9974077153034386E-5 -7.8634238654218258E-4 -1.330924375671283E-3 -1.9860452114346394E-3 -2.6148668674499387E-3 -4.6472593905009241E-3 -4.7594118482405801E-3 -6.125230278896443E-3 -1.3506556941736969E-3 USB -3.2718230598088871E-3 -4.0703781512605453E-3 -5.6690837178642317E-3 -5.966587112171795E-3 -7.2028811524610381E-3 -6.449012494961659E-3 -5.2738336713995526E-3 -4.350190320826508E-3 -4.9153468050245896E-3 -4.9396267837541474E-3 -5.3778268063982004E-3 -5.8228199084985333E-3 -5.2763119221806987E-3 WFC 1.7053573520111609E-3 9.8686210589815637E-4 7.3357630128034756E-4 6.8634820732382806E-4 1.2177824228738476E-3 9.2737143789167753E-4 -9.3116805720550033E-6 -1.5736886703727748E-3 -3.3248773572587265E-3 -3.7149501008276742E-3 -5.151758501340753E-3 -6.1508685800604201E-3 -1.142495070993732E-3 ZION 7.1735635143288512E-4 8.642817914639167E-4 9.431900804630633E-4 1.2608417671349237E-3 1.8511385179711404E-3 1.0224478626292832E-3 1.9923704813937793E-3 1.6591887592984911E-3 1.6945276698994816E-2 2.53614047416717E-2 2.3115877651033179E-2 2.231478076383242E-2 8.1223088536030996E-3 BBT 5 4 4 2 3 3 3 1 2 2 3 3 4 CMA 8 12 11 11 8 7 6 5 5 7 10 5 9 FITB 11 11 12 12 12 12 12 12 12 12 12 11 12 HBAN 9 9 9 9 9 8 8 8 9 11 8 4 8 KEY 10 10 10 10 11 11 11 10 11 5 11 12 11 MTB 2 2 2 1 1 1 2 2 3 3 2 2 2 PNC 6 6 7 6 2 2 1 3 4 4 4 9 5 RF 1 1 1 7 7 9 10 11 7 6 9 10 3 STI 4 3 3 4 6 6 7 7 6 9 5 7 7 USB 12 8 8 8 10 10 9 9 10 10 7 6 10 WFC 3 5 6 5 5 5 5 6 8 8 6 8 6 ZION 7 7 5 3 4 4 4 4 1 1 1 1 1 3 4 5 6 7 8 9 10 11 12 13 14 15 PROVISION Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 ZION -0.41496255578809349 RF -0.54777070063694266 RF -0.50234741784037551 WFC -0.17495189223861451 HBAN -0.33194697922650163 WFC -0.39115187483140001 WFC -0.47806823216659278 WFC -0.38794567062818341 PNC -0.2530072737334278 RF -0.50714285714285712 STI -0.15015106454683591 STI -0.16616749282546306 RF -0.13252405226978781 1 2 RF -0.40605296343001263 ZION -0.3868201017153694 CMA -0.15068493150684936 BBT -0.13548305254272852 KEY -0.32233124947368841 STI -0.29768117129527683 KEY -0.38220218612980916 KEY -0.2168882447021192 CMA -0.19354838709677424 HBAN -0.27271215224889267 PNC -0.10894673332184102 PNC -0.15492270352978421 STI -0.13092393693688187 2 3 CMA -0.17045454545454541 MTB -0.10917030567685593 WFC -0.12119503945885002 PNC -0.11792620077544191 STI -0.31439295190996952 BBT -0.27714288816562749 BBT -0.32982344801170127 BBT -0.20757851679601047 MTB -0.125 PNC -0.19877451211205177 HBAN -1.8138924664% HBAN -0.1475102361046412 WFC -0.12108168197114277 3 4 HBAN -7.6385228675% WFC -3.33741997% FITB -9.3729079067% STI -0.11645829180959233 WFC -0.27949465500485904 HBAN -0.26209756416117025 PNC -0.21639868321653843 CMA -0.18421052631578949 KEY -0.11847017902160384 CMA -0.12 USB -1.186440678% USB -1.6295025729% PNC -0.11812906925732525 4 5 FITB -7.480199471% USB -2.7892561983% STI -7.7543221058% HBAN -9.9061269677% CMA -0.19402985074626866 PNC -0.23465602154720089 STI -0.17879213227117774 STI -0.1673977224799662 BBT -8.8675889817% STI -0.10029895525246291 FITB 30116280544256746.3011628054% MTB 0.0000000000% BBT -9.7779962063% 5 6 MTB -4.979253112% BBT -2.5272037582% MTB -5.3921568627% USB -5.6963788301% BBT -0.16836052843069083 KEY -0.2334447764726767 CMA -9.5238095238% PNC -0.16436071927531659 USB 0.0000000000% MTB -6.7669172932% MTB 4.8387096774% FITB .8445865646% HBAN -6.1991234895% 6 7 WFC -4.5259461568% CMA 0.0000000000% USB -4.6227417641% FITB -2.8536702523% RF -0.13513513513513509 CMA -0.22222222222222221 USB -8.2936857562% MTB -0.15083798882681565 STI .2391496191% USB -0.7569386039% BBT 7.462452229% WFC 4.7435897436% MTB -5.1379735518% 7 8 PNC -3.712110835% STI .3428477902% BBT -2.9658898522% MTB -1.5544041451% USB -0.12265258215962438 FITB -9.1066919818% RF -5.7971014493% USB -5.1077414206% RF 4.4776119403% WFC 5.5150884495% CMA 0.36363636363636354 BBT 7.301863486% USB -4.3951506474% 8 9 BBT -2.4615739165% FITB 7.4484860297% HBAN -1.6366717571% KEY 2.9275560912% PNC -7.5510008974% USB -8.8963210702% MTB -3.2432432432% RF 3.7692307692% FITB 8.9799114934% KEY 6.9784792485% KEY 0.39515165989968959 RF 0.24137931034482762 CMA -3.2767728382% 9 10 USB -1.5760040671% HBAN 0.12104510387471468 KEY 5.6412581863% RF 4.7169811321% FITB -5.4970370315% MTB -3.6458333333% HBAN -1.808339602% FITB 5.3484253549% WFC 0.33287101248266304 BBT 8.7232985979% WFC 0.53846153846153855 KEY 0.33542020762768865 FITB .3921984233% 10 11 STI 7.8890871578% PNC 0.16817174376152111 PNC 6.790574491% CMA 8.6451612903% MTB 1.5263157895% RF 0.4375 FITB 3.175150014% HBAN 0.15727569061603397 HBAN 0.48276891525291732 FITB 0.17077841822210504 RF 0.68115942028985499 CMA 0.96666666666666656 KEY 6.6556286309% 11 12 KEY 1.9720458693754463 KEY 0.53098402568706904 ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* ZION n/m* 12 1 1.9720458693754463 2 7.9% 3 -1.6% 4 -2.5% 5 -3.7% 6 -4.5% 7 -4.9792531120331995 8 -7.5% 9 -7.6% 10 -0.17045454545454541 11 -0.40605296343001263 12 -0.41496255578809349 PROVISION Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer11 -0.41496255578809349 Peer7 -0.54777070063694266 Peer7 -0.50234741784037551 Peer10 -0.17495189223861451 Peer4 -0.33194697922650163 Peer10 -0.39115187483140001 Peer10 -0.47806823216659278 Peer10 -0.38794567062818341 Peer6 -0.2530072737334278 Peer7 -0.50714285714285712 Peer8 -0.15015106454683591 Peer8 -0.16616749282546306 Peer7 -0.13252405226978781 1 2 Peer7 -0.40605296343001263 Peer11 -0.3868201017153694 Peer2 -0.15068493150684936 Peer1 -0.13548305254272852 Peer5 -0.32233124947368841 Peer8 -0.29768117129527683 Peer5 -0.38220218612980916 Peer5 -0.2168882447021192 Peer2 -0.19354838709677424 Peer4 -0.27271215224889267 Peer6 -0.10894673332184102 Peer6 -0.15492270352978421 Peer8 -0.13092393693688187 2 3 Peer2 -0.17045454545454541 MTB -0.10917030567685593 Peer10 -0.12119503945885002 Peer6 -0.11792620077544191 Peer8 -0.31439295190996952 Peer1 -0.27714288816562749 Peer1 -0.32982344801170127 Peer1 -0.20757851679601047 MTB -0.125 Peer6 -0.19877451211205177 Peer4 -1.8138924664% Peer4 -0.1475102361046412 Peer10 -0.12108168197114277 3 4 Peer4 -7.6385228675% Peer10 -3.33741997% Peer3 -9.3729079067% Peer8 -0.11645829180959233 Peer10 -0.27949465500485904 Peer4 -0.26209756416117025 Peer6 -0.21639868321653843 Peer2 -0.18421052631578949 Peer5 -0.11847017902160384 Peer2 -0.12 Peer9 -1.186440678% Peer9 -1.6295025729% Peer6 -0.11812906925732525 4 5 Peer3 -7.480199471% Peer9 -2.7892561983% Peer8 -7.7543221058% Peer4 -9.9061269677% Peer2 -0.19402985074626866 Peer6 -0.23465602154720089 Peer8 -0.17879213227117774 Peer8 -0.1673977224799662 Peer1 -8.8675889817% Peer8 -0.10029895525246291 Peer3 30116280544256746.3011628054% MTB 0.0000000000% Peer1 -9.7779962063% 5 6 MTB -4.979253112% Peer1 -2.5272037582% MTB -5.3921568627% Peer9 -5.6963788301% Peer1 -0.16836052843069083 Peer5 -0.2334447764726767 Peer2 -9.5238095238% Peer6 -0.16436071927531659 Peer9 0.0000000000% MTB -6.7669172932% MTB 4.8387096774% Peer3 .8445865646% Peer4 -6.1991234895% 6 7 Peer10 -4.5259461568% Peer2 0.0000000000% Peer9 -4.6227417641% Peer3 -2.8536702523% Peer7 -0.13513513513513509 Peer2 -0.22222222222222221 Peer9 -8.2936857562% MTB -0.15083798882681565 Peer8 .2391496191% Peer9 -0.7569386039% Peer1 7.462452229% Peer10 4.7435897436% MTB -5.1379735518% 7 8 Peer6 -3.712110835% Peer8 ..3428477902% Peer1 -2.9658898522% MTB -1.5544041451% Peer9 -0.12265258215962438 Peer3 -9.1066919818% Peer7 -5.7971014493% Peer9 -5.1077414206% Peer7 4.4776119403% Peer10 5.5150884495% Peer2 0.36363636363636354 Peer1 7.301863486% Peer9 -4.3951506474% 8 9 Peer1 -2.4615739165% Peer3 7.4484860297% Peer4 -1.6366717571% Peer5 2.9275560912% Peer6 -7.5510008974% Peer9 -8.8963210702% MTB -3.2432432432% Peer7 3.7692307692% Peer3 8.9799114934% Peer5 6.9784792485% Peer5 0.39515165989968959 Peer7 0.24137931034482762 Peer2 -3.2767728382% 9 10 Peer9 -1.5760040671% Peer4 0.12104510387471468 Peer5 5.6412581863% Peer7 4.7169811321% Peer3 -5.4970370315% MTB -3.6458333333% Peer4 -1.808339602% Peer3 5.3484253549% Peer10 0.33287101248266304 Peer1 8.7232985979% Peer10 0.53846153846153855 Peer5 0.33542020762768865 Peer3 .3921984233% 10 11 Peer8 7.8890871578% Peer6 0.16817174376152111 Peer6 6.790574491% Peer2 8.6451612903% MTB 1.5263157895% Peer7 0.4375 Peer3 3.175150014% Peer4 0.15727569061603397 Peer4 0.48276891525291732 Peer3 0.17077841822210504 Peer7 0.68115942028985499 Peer2 0.96666666666666656 Peer5 6.6556286309% 11 12 Peer5 1.9720458693754463 Peer5 0.53098402568706904 Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* Peer11 n/m* 12 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Grand Total BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 34086000000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 10141000000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 23341000000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 10457964000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 17224000000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 14462059000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 55857000000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 21939000000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 34720960000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 60087000000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 292689000000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 9911417000 Grand Total 23134696000 24448637000 22965861000 23886055000 23509913000 25120962000 23836361000 23761398000 23290856000 25704131000 25095993000 24942490000 25021890000 25166876000 24436209000 24568588000 24395633000 24741054000 23840284000 24262107000 24208912000 25075233000 24649278000 24852983000 584916400000 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT ,105,622,014,750 ,108,057,310,250 ,109,900,743,000 ,111,461,100,500 ,112,697,011,500 ,113,121,304,750 ,113,521,353,500 ,114,187,598,750 ,115,197,730,750 ,116,047,487,750 ,117,103,709,750 ,117,992,589,250 ,118,720,421,500 712373.64533703856 CMA 42,010,951,000 42,782,907,500 43,651,636,500 44,187,165,750 44,567,369,500 44,567,520,250 44,428,561,500 44,789,825,500 45,400,926,250 46,292,908,250 47,074,710,000 47,718,963,750 48,177,026,500 FITB 78,967,138,000 80,056,492,000 81,347,722,250 82,324,395,000 83,563,083,500 84,668,234,500 85,444,112,500 86,526,209,000 87,458,476,750 88,372,477,500 88,805,223,750 89,235,810,250 89,831,875,250 HBAN 38,692,234,000 39,063,713,250 39,565,652,750 39,758,648,250 40,235,616,500 40,839,767,250 41,467,842,250 42,264,802,750 43,374,950,750 44,425,638,750 45,569,799,000 46,411,005,250 47,087,189,500 KEY 53,810,586,500 54,525,156,000 55,225,308,000 55,928,031,750 56,691,862,500 57,101,142,000 57,347,738,250 57,901,088,250 58,343,243,000 58,413,778,250 58,610,301,250 58,718,418,750 58,838,817,500 MTB 59,327,825,750 60,578,020,750 61,934,719,250 62,939,471,750 63,324,012,500 63,250,699,250 62,861,889,500 62,632,519,500 62,676,607,250 63,202,915,750 63,783,166,000 64,470,773,750 65,269,827,250 PNC ,163,403,347,750 ,170,398,534,250 ,177,173,572,500 ,179,808,707,000 ,182,244,365,500 ,185,083,754,250 ,187,658,123,500 ,190,673,891,500 ,193,557,245,250 ,195,593,962,750 ,197,929,139,500 ,199,617,140,500 ,200,732,101,000 RF 74,900,481,250 74,060,491,250 73,343,471,500 72,842,831,500 72,703,654,250 72,992,370,000 73,292,460,000 73,851,819,750 74,334,344,500 74,603,715,000 75,335,618,250 76,015,759,500 76,953,247,000 STI ,119,410,239,000 ,120,586,583,500 ,120,404,857,250 ,119,992,398,000 ,119,399,997,750 ,120,074,392,750 ,121,702,099,250 ,123,815,330,500 ,125,772,160,500 ,127,749,603,250 ,129,087,390,000 ,129,930,996,750 ,130,669,320,500 USB ,203,551,500,000 ,207,239,500,000 ,211,006,750,000 ,214,021,000,000 ,217,075,750,000 ,220,377,250,000 ,223,317,250,000 ,227,290,250,000 ,231,465,000,000 ,235,201,500,000 ,238,514,500,000 ,240,373,500,000 ,241,644,000,000 WFC ,748,718,500,000 ,755,013,000,000 ,761,842,000,000 ,769,795,750,000 ,776,204,500,000 ,783,173,500,000 ,790,927,250,000 ,798,780,250,000 ,806,813,750,000 ,814,615,250,000 ,823,822,500,000 ,832,421,500,000 ,847,120,250,000 ZION 35,887,827,000 36,051,169,000 36,191,903,250 36,503,495,750 36,849,904,250 37,134,759,500 37,516,738,000 37,901,874,250 38,296,980,000 38,710,557,750 39,001,127,500 39,275,857,000 39,390,895,250 BBT 2.3056703716210825E-2 1.7059768984949431E-2 1.4197879444727723E-2 1.1088272002123256E-2 3.7649024082595517E-3 3.5364580605228291E-3 5.868898048330573E-3 8.846249602039169E-3 7.3765081522667586E-3 9.1016360670850283E-3 7.5905323742315733E-3 6.168457312669684E-3 9.7896504374015425E-3 CMA 1.837512557142551E-2 2.0305515701568355E-2 1.2268251386176487E-2 8.6043932337978024E-3 3.3825195808745434E-6 -3.1179376644810963E-3 8.1313458685805529E-3 1.3643740362417889E-2 1.9646779783485169E-2 1.6888153705486797E-2 1.3685772041930777E-2 9.5991763861384971E-3 1.1478035929171071E-2 FITB 1.3795029522280622E-2 1.6128988639672048E-2 1.2006147473907935E-2 1.5046433077339882E-2 1.3225349684469201E-2 9.1637436942186845E-3 1.2664377548540884E-2 1.0774397269618152E-2 1.0450682243331011E-2 4.8968441560326426E-3 4.8486618446248464E-3 6.6796614311013247E-3 1.0800246040633787E-2 HBAN 9.6008736533537142E-3 1.2849252112508758E-2 4.877854567937101E-3 1.1996591207046325E-2 1.5015322307786683E-2 1.5379005373739041E-2 1.9218759808993902E-2 2.6266489555544004E-2 2.422338197121765E-2 2.5754503079598479E-2 1.8459731411148095E-2 1.4569480802185453E-2 1.6498121322590542E-2 KEY 1.3279347921621332E-2 1.2840898612009433E-2 1.2724668733400168E-2 1.3657386575203434E-2 7.2193694465410019E-3 4.3185870082949052E-3 9.6490291838144948E-3 7.6363806512738108E-3 1.2089703344053682E-3 3.3643261211235842E-3 1.844684256762763E-3 2.0504426475209669E-3 7.4720756514636832E-3 MTB 2.1072658304859493E-2 2.2395886877832671E-2 1.6222766683486656E-2 6.1096914115743584E-3 -1.1577480185734901E-3 -6.147121764823793E-3 -3.6487926440709195E-3 7.0391148802495529E-4 8.3972078753513646E-3 9.1807512851969086E-3 1.0780395410287413E-2 1.2394042346979051E-2 7.9860054684868231E-3 PNC 4.2809321818193968E-2 3.9759956151148579E-2 1.487318036667129E-2 1.3545831793340346E-2 1.5580118168317281E-2 1.3909212401876703E-2 1.6070543303711604E-2 1.5121911696022616E-2 1.0522558829401341E-2 1.1938899939282432E-2 8.5283096984312134E-3 5.5854947987294956E-3 1.7293625966708026E-2 RF -1.121474770230535E-2 -9.681541911187308E-3 -6.825965416703772E-3 -1.9106512903743766E-3 3.9711312034911295E-3 4.1112516280812361E-3 7.631886690663725E-3 6.5336880205988379E-3 3.6237690910154718E-3 9.8105469680698221E-3 9.0281498419906292E-3 1.2332804489048055E-2 2.2556852294748353E-3 STI 9.851286705824247E-3 -1.5070188135813956E-3 -3.4256030813075711E-3 -4.9369815077785484E-3 5.6481994364192545E-3 1.3555817045762142E-2 1.7363967121544865E-2 1.5804424154083341E-2 1.5722420145593441E-2 1.0471944459835347E-2 6.5351600183409797E-3 5.6824296624200521E-3 7.5370037827016123E-3 USB 1.8118264910845561E-2 1.8178243047295428E-2 1.4285088036283256E-2 1.4273132075824257E-2 1.5208976589969225E-2 1.3340759992240603E-2 1.7790833444348841E-2 1.8367483866993828E-2 1.6142829369450995E-2 1.4085794520868333E-2 7.7940754126060163E-3 5.2855244026484005E-3 1.4398213656341641E-2 WFC 8.4070314811239832E-3 9.0448773729723264E-3 1.0440156882923324E-2 8.3252603044379203E-3 8.9783040422981575E-3 9.9004243631839461E-3 9.9288524955993829E-3 1.0057209101001163E-2 9.6695179029857581E-3 1.1302575050000652E-2 1.0437928073098179E-2 1.7657821187943901E-2 1.0343088563101954E-2 ZION 4.5514597470612816E-3 3.9037361035365592E-3 8.6094532759892761E-3 9.4897349659996966E-3 7.7301489867507289E-3 1.0286279085771399E-2 1.0265717931020601E-2 1.0424438311253059E-2 1.0799226205303825E-2 7.5062145029414218E-3 7.0441425058800355E-3 2.9289812823181105E-3 7.7915765227021261E-3 BBT 2 5 4 6 10 10 11 9 10 9 8 7 7 CMA 4 3 6 8 11 11 9 5 2 2 2 5 4 FITB 6 6 7 1 4 7 5 6 7 11 11 6 5 HBAN 9 7 10 5 3 1 1 1 1 1 1 2 2 KEY 7 8 5 3 7 8 8 10 12 12 12 12 11 MTB 3 2 1 10 12 12 12 12 9 8 3 3 8 PNC 1 1 2 4 1 2 4 4 6 4 6 9 1 RF 12 12 12 11 9 9 10 11 11 7 5 4 12 STI 8 11 11 12 8 3 3 3 4 6 10 8 10 USB 5 4 3 2 2 4 2 2 3 3 7 10 3 WFC 10 9 8 9 5 6 7 8 8 5 4 1 6 ZION 11 10 9 7 6 5 6 7 5 10 9 11 9 3 4 5 6 7 8 9 10 11 12 13 14 15 PPNR Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 BBT 6.2537048014% RF 0.1475511469311841 STI 4.3831902395% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% STI 1.537248719% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% RF ..728573224% 2 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% HBAN 4.4631776237% MTB 5.6606021098% FITB 2.1385799829% RF -0.5494505495% STI 2.4653074138% 3 KEY 7.9930495222% BBT 9.5676429568% PNC 4.2808941375% MTB 5.1118252228% PNC 1.5331264829% RF -0.2296211251% KEY -0.5568814638% CMA .490797546% RF 4.6460176991% KEY 5.1863857374% HBAN 1.6089496299% HBAN 2.7271690731% BBT .7420239136% 4 CMA 2.3529411765% MTB 0.15426196811855197 BBT .8401221996% STI 1.3852813853% ZION .9791307438% ZION -2.4008733411% HBAN -0.4608553804% USB .4129003459% CMA 1.5873015873% ZION 1.287383291% MTB 1.5112874015% MTB -1.119035595% PNC 1.6797709532% 5 WFC 3.7786570816% PNC 6.8981064022% RF .8643976229% WFC .7431477819% CMA 1.8072289157% KEY -2.2550544323% WFC -2.8481862965% RF 2.9612756264% BBT 2.4257767549% STI 2.4820143885% STI .5616005616% KEY 2.7131782946% MTB 1.7513776103% 6 USB 2.6558384548% KEY 3.8616251006% USB .309182727% CMA 2.4691358025% MTB -0.3527753964% BBT -4.3834169527% PNC -2.636951344% KEY .64% WFC .3759516276% BBT 3.2703693262% CMA .566893424% BBT .9860312243% CMA 1.3353372809% 7 PNC -0.8493518105% HBAN 7.2020619604% WFC ..5597704089% ZION -1.2133298876% HBAN -1.1503530326% USB -3.1622657581% USB -1.4733369984% WFC -1.9114348053% USB .5556790398% USB .3868258179% WFC 1.1627547392% CMA 1.1273957159% HBAN .8403512755% 8 ZION -1.9282091078% FITB 5.6925145675% CMA 1.3767209011% BBT -1.7924766473% WFC -2.9562729644% WFC -3.190843666% BBT -1.684617509% PNC -1.5027083697% PNC -0.3725385844% WFC .9301164206% BBT -0.3276003276% PNC 1.8642803878% KEY 1.1800864684% 9 FITB -1.718061674% WFC 2.4302927993% FITB 2.8837998304% KEY 1.956358164% RF -3.3296337403% HBAN -3.2216919241% STI -2.982791587% ZION -3.4610260403% KEY -1.9077901431% FITB .1284796574% USB -0.2422107233% WFC -0.6144346284% WFC -0.1510149278% 10 HBAN -0.3489912946% CMA 2.4342273308% KEY 2.9434546863% USB -1.4798109524% USB -2.4815699304% STI -4.457435148% ZION -3.5141903172% BBT -2.3595505618% MTB -2.1357989034% HBAN -0.5932104079% KEY -0.6163328197% USB -0.6621785675% USB -0.1020857226% 11 STI -0.21549295774647892 ZION ..7661837007% ZION -1.8032166781% HBAN -1.3060715754% BBT -2.64781491% CMA -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% PNC -4.1488603989% PNC -0.3529630318% STI -0.4188481675% FITB 58548248460899011.5854824846% 12 RF -2.7727546715% USB 3.7310241608% HBAN -1.2062773581% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 RF -2.7484143763% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Sum of PPNR Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,841,000,000 ,915,000,000 ,837,000,000 ,718,000,000 ,787,000,000 ,780,000,000 ,622,000,000 ,741,000,000 ,736,000,000 ,691,000,000 ,932,000,000 1,015,000,000 ,947,000,000 1,034,000,000 ,965,000,000 ,944,000,000 ,844,000,000 ,868,000,000 ,904,000,000 ,860,000,000 ,915,000,000 ,984,000,000 ,892,000,000 ,896,000,000 CMA ,195,000,000 -,425,000,000 ,201,000,000 ,218,000,000 ,188,000,000 ,180,000,000 ,178,000,000 ,179,000,000 ,183,000,000 ,187,000,000 ,196,000,000 ,199,000,000 ,201,000,000 ,203,000,000 ,207,000,000 ,219,000,000 ,216,000,000 ,172,000,000 ,208,000,000 ,223,000,000 ,229,000,000 ,222,000,000 ,213,000,000 ,233,000,000 FITB ,601,000,000 ,540,000,000 ,554,000,000 ,559,000,000 ,629,000,000 ,547,000,000 ,533,000,000 ,613,000,000 ,589,000,000 ,489,000,000 ,559,000,000 ,633,000,000 ,550,000,000 ,616,000,000 ,627,000,000 ,889,000,000 ,648,000,000 ,612,000,000 ,500,000,000 ,691,000,000 ,532,000,000 ,615,000,000 ,550,000,000 ,589,000,000 HBAN ,217,331,000 ,299,331,000 ,235,646,000 ,265,560,000 ,249,720,000 ,242,959,000 ,227,480,000 ,230,339,000 ,229,550,000 ,208,304,000 ,250,271,000 ,240,838,000 ,226,308,000 ,274,975,000 ,238,300,000 ,228,033,000 ,215,177,000 ,244,160,000 ,234,034,000 ,254,205,000 ,257,469,000 ,238,288,000 ,249,866,000 ,281,472,000 KEY 78,000,000 ,147,000,000 ,250,000,000 ,325,000,000 ,371,000,000 ,377,000,000 ,319,000,000 ,319,000,000 ,306,000,000 ,286,000,000 ,281,000,000 ,278,000,000 ,398,000,000 ,334,000,000 ,319,000,000 ,304,000,000 ,329,000,000 ,305,000,000 ,312,000,000 ,312,000,000 ,305,000,000 ,369,000,000 ,304,000,000 ,347,000,000 MTB ,368,727,000 ,396,999,000 ,356,735,000 ,393,265,000 ,394,186,000 ,399,114,000 ,371,314,000 ,404,038,000 ,365,549,000 ,268,535,000 ,376,338,000 ,442,608,000 ,502,911,000 ,513,872,000 ,471,524,000 ,541,313,000 ,495,751,000 ,375,794,000 ,390,760,000 ,461,921,000 ,458,925,000 ,471,311,000 ,417,705,000 ,441,668,000 PNC 1,602,000,000 1,719,000,000 1,748,000,000 1,762,000,000 1,423,000,000 1,341,000,000 1,468,000,000 1,386,000,000 1,333,000,000 ,836,000,000 1,353,000,000 ,952,000,000 1,295,000,000 1,142,000,000 1,556,000,000 1,486,000,000 1,379,000,000 1,457,000,000 1,401,000,000 1,400,000,000 1,358,000,000 1,224,000,000 1,382,000,000 1,500,000,000 RF ,414,000,000 ,457,000,000 ,341,000,000 ,471,000,000 ,438,000,000 ,460,000,000 ,421,000,000 ,496,000,000 ,514,000,000 ,241,000,000 ,426,000,000 ,478,000,000 ,468,000,000 ,479,000,000 ,442,000,000 ,413,000,000 ,408,000,000 ,475,000,000 ,460,000,000 ,465,000,000 ,492,000,000 ,423,000,000 ,440,000,000 ,455,000,000 STI ,436,970,000 ,335,176,000 ,521,811,000 ,611,109,000 ,721,079,000 ,670,000,000 ,607,000,000 ,600,000,000 ,605,000,000 ,245,000,000 ,624,000,000 ,656,000,000 ,146,000,000 ,787,000,000 ,721,000,000 ,688,000,000 ,541,000,000 ,665,000,000 ,643,000,000 ,727,000,000 ,745,000,000 ,734,000,000 ,659,000,000 ,715,000,000 USB 2,223,000,000 2,256,000,000 2,168,000,000 2,111,000,000 2,158,000,000 2,094,000,000 2,109,000,000 2,217,000,000 2,270,000,000 2,098,000,000 2,313,000,000 2,431,000,000 2,512,000,000 2,447,000,000 2,343,000,000 2,329,000,000 2,273,000,000 2,150,000,000 2,209,000,000 2,366,000,000 2,323,000,000 2,185,000,000 2,187,000,000 2,306,000,000 WFC 11,042,000,000 9,737,000,000 9,640,000,000 8,828,000,000 9,080,000,000 8,639,000,000 7,849,000,000 7,799,000,000 7,683,000,000 8,209,000,000 8,504,000,000 8,711,000,000 8,934,000,000 9,044,000,000 8,701,000,000 8,974,000,000 7,880,000,000 7,940,000,000 7,747,000,000 8,352,000,000 8,000,000,000 8,238,000,000 8,123,000,000 8,151,000,000 ZION ,218,480,000 ,173,002,000 ,206,956,000 ,111,434,000 ,108,533,000 89,192,000 ,133,036,000 ,137,470,000 ,177,644,000 ,144,059,000 ,157,270,000 ,155,035,000 ,165,419,000 ,148,823,000 ,145,972,000 ,147,570,000 ,171,370,000 ,134,088,000 ,124,922,000 ,127,567,000 ,107,815,000 ,139,174,000 ,138,593,000 ,151,872,000 Sum of Core EPS (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 Grand Total BBT 0.235220394736842 0.27488918918918898 0.30992553191489403 0.14164285714285699 0.10235714285714299 0.22420673076923101 0.32938666666666699 0.438351791530945 0.57107650273223998 0.47973785166240401 0.62974361948955904 0.72204705882352904 0.72578891257995704 0.72732905138339898 0.27598333333333303 0.77584186471663596 0.39139925373134299 0.73044692737430195 0.65100403225806502 0.66570047169811297 0.83405273437500005 0.76497277676951003 0.67013729508196695 0.825596916299559 12.496838907116683 CMA -0.53054374999999998 0 2.2112394366197202E-2 0.38640521739130401 0.33007271186440701 0.51919915789473703 0.53738147058823504 0.511940947368421 0.58179958762886597 0.61794694736842104 0.64746511627907 0.73076624113475197 0.70305655172413795 0.68690625000000005 0.69655303030302995 0.76 0.75202758620689703 0.616495652173913 0.72307299270073 0.78953020134228202 0.81298684210526295 0.8 0.74078409090909103 0.73 13.165959239349755 FITB -0.389240506329114 -0.206290322580645 -9.1624999999999998E-2 0.16241860465116301 0.120557471264368 0.307958955223881 0.289556962025317 0.35 0.38426315789473697 0.34375 0.35978971962616801 0.40068062827225098 0.368684210526316 0.43538860759493703 0.45385202863961799 0.639923339011925 0.46634569377990398 0.43113157894736798 0.35423529411764698 0.49773058252427199 0.38844000000000001 0.42843854748603299 0.41761224489795901 0.44358477508650501 7.3571865726606109 HBAN -0.30853960586040902 -0.54256311798984902 1.9503853564547199E-2 4.5110145826869397E-2 0.114047389119816 0.134487559393041 0.163265539863402 0.16893802364449301 0.17129532456812699 0.15302303722042701 0.18858725666398099 0.180926742305938 0.19561257697892201 0.18805721400976999 0.17823535484226199 0.178322135451259 0.19459117803697601 0.19245561125646601 0.183246800161497 0.197729483709529 0.20580923754862199 0.21462721087561301 0.20060415861776301 0.23903685759517199 2.8564099674042343 KEY -0.49121004566210003 -0.392433962264151 -0.16041666666666701 4.3706896551724099E-2 0.16140449438202301 0.30612186379928302 0.22283815028901699 0.24321581196581199 0.21434433962264199 0.229329896907217 0.17824742268041199 0.20472727272727301 0.240693925233645 0.22471065989847699 0.20303517587939701 0.22022222222222201 0.25925563909774402 0.243973214285714 0.239838983050848 0.24790654205607501 0.245 0.28175 0.23188105726872199 0.26009227467811202 3.6582351680034413 MTB 1.3011885612938301 1.41163648197868 1.4158890354734699 1.6971531766101899 1.6327893703793801 1.70236073767121 1.5898661904786999 1.93205704306159 1.63193397744594 1.0858068243977199 1.68488533316334 1.9495414407869001 2.2965178388877501 2.3290095262196999 2.1390777589613301 2.3791369534053399 2.1822679367800202 1.64261173452084 1.68174362752738 2.0456063215635099 1.9665379470222299 1.9750688132033201 1.70430960029611 1.80467282270828 43.181669053836764 PNC 0.94989130434782598 0.89290518962075804 1.2514000000000001 1.26340540540541 1.4205303587856499 1.23136882129278 1.51525907990315 1.67313125 1.5041268382352899 0.87582399103138997 1.5716679841897201 1.0126353166986599 1.54364055299539 1.2245945121951201 1.7625310119695301 1.80559389895138 1.6314091869060201 1.7655714285714299 1.7286297049847399 1.78399497487437 1.67287539103233 1.61529867482161 0 0 31.696284876812555 RF -0.32961665903890203 -0.43303965346534701 -0.23223694117647101 -0.124935164179105 -0.16222961722488 -0.15337999999999999 -2.19894117647059E-2 5.5802181818181799E-2 8.5358415841584198E-2 4.1887574750830603E-2 0.148485586206897 0.198443661971831 0.22385790697674399 0.21200137931034499 0.22801932721712501 0.18323722007721999 0.19371929824561401 0.20637223744292199 0.21923322475570001 0.20933718749999999 0.22385806666666699 0.20620574999999999 0.19594422018348601 0.19874572490706299 1.5730815170227996 STI -0.80866173132808705 -0.72515156878112896 -0.44966734152471399 -0.17109804131244499 8.8174905396855699E-2 0.12861842105263199 0.14852631578947401 0.30344827586206902 0.40266113744075799 2.38028169014085E-3 0.43268163265306098 0.492685185185185 -0.359594746716698 0.68658571428571402 0.62370000000000003 0.68167671232876703 0.78683798882681599 0.772983050847458 0.72368447837150096 0.808093023255814 1.07958081705151 0.91809523809523796 0.76263503649635001 0.89485974304068505 8.2237345280069558 USB 0.35583190394511099 0.389094827586207 0.38782561728395099 0.49531322505800501 0.49047933409873701 0.49927444794952702 0.54027118644067795 0.64007712082262203 0.67911398544866597 0.64011415525114101 0.71126887159533103 0.760069516728624 0.78474786324786305 0.79362787249814704 0.77020913107511002 0.80319288256227805 0.80109428571428598 0.77135349172066203 0.73745905334335105 0.78442747021723902 0.79115871886121003 0.75600774647887303 0.76832380952380996 0.80787579393083997 15.958212311382267 WFC 0.57868790291998495 0.40899492385786801 0.47804911467116401 0.55649756775538595 0.64044761904761904 0.65458926361386105 0.69054103641456599 0.66304721030042901 0.67101224277155502 0.729399176954732 0.71972588264545001 0.77965182829888702 0.84239898240406996 0.87024253654519301 0.89169661326302996 0.945452769347496 0.91042016174534501 0.90333395418141205 0.90271535580524398 0.93588864306784703 0.85906897189349096 0.935530657748049 0.944550814869072 0.92999608428118596 18.441939314402934 ZION -1.84987183857488 -0.99837161863532797 -0.39978594792015798 -0.75656402520188104 -0.43659670183548899 -0.55380452818555204 4.1503352068802103E-2 0.21030098491631699 0.349242691628942 0.28768662764520497 0.15654909961159699 0.320994295028525 0.34442444080742002 0.45686448532509499 0.50756940355962099 0.46619842917757498 0.47606155254712501 0.489004492151354 0.308853392833705 0.54326806392956295 0.45298823410466699 0.34495259208220402 0.36758671076927202 0.78279090909090898 1.9118450969246097 Grand Total -1.2868640695498983 7.9670368516252976E-2 2.5509736499862137 3.7390558656994775 4.5020344781356298 5.0010014304746315 6.0464065387633026 7.1903106412908793 7.2462282012593464 5.486886364879628 7.4290975248045878 7.7531691879623548 7.9098290156455171 8.8353178092658968 8.7304621690433866 9.8387984272520974 9.0454297616180916 8.7657333734738412 8.4537169399104073 9.5092129657386124 9.5323569606609908 9.2409480075604513 7.0043690389136026 7.9172519016183109 160.52139655292362 Sum of Net Loans & Leases (Excl HFS) (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,101,521,050,000 ,101,054,587,000 99,628,590,000 99,824,302,000 99,569,296,000 ,100,858,816,000 99,933,713,000 ,100,869,580,000 ,102,347,966,000 ,105,211,785,000 ,105,979,734,000 ,108,948,574,000 ,112,089,148,000 ,112,585,516,000 ,112,221,164,000 ,113,892,218,000 ,113,786,321,000 ,114,185,711,000 ,114,886,145,000 ,117,932,746,000 ,117,185,349,000 ,118,410,599,000 ,118,441,663,000 ,120,844,075,000 CMA 42,616,806,000 41,174,712,000 39,856,818,000 39,633,420,000 39,321,566,000 39,333,895,000 38,328,241,000 38,386,431,000 40,458,728,000 41,952,489,000 42,307,401,000 43,325,186,000 43,546,554,000 45,427,405,000 44,449,518,000 44,846,001,000 43,547,157,000 44,871,570,000 45,894,574,000 47,290,404,000 47,115,085,000 47,998,777,000 48,471,589,000 49,122,655,000 FITB 74,736,100,000 73,029,622,000 73,621,534,000 72,538,750,000 72,814,812,000 74,487,498,000 74,659,916,000 75,353,008,000 76,776,381,000 78,762,978,000 79,986,887,000 80,342,306,000 81,133,797,000 83,927,899,000 83,893,578,000 85,297,060,000 85,554,401,000 87,031,411,000 88,221,964,000 89,026,131,000 89,210,404,000 88,762,396,000 89,944,310,000 91,410,391,000 HBAN 36,253,849,000 35,288,371,000 35,440,494,000 35,556,001,000 36,146,283,000 36,837,444,000 37,100,806,000 38,046,605,000 37,978,342,000 37,944,252,000 39,756,268,000 39,090,074,000 39,464,259,000 39,952,010,000 40,528,250,000 40,997,947,000 41,880,862,000 42,464,310,000 43,716,092,000 45,438,539,000 46,083,614,000 47,040,951,000 47,080,917,000 48,143,276,000 KEY 63,115,286,000 59,601,452,000 59,363,640,000 57,581,663,000 55,912,144,000 54,870,465,000 53,373,654,000 52,761,952,000 52,934,561,000 54,279,884,000 53,906,744,000 54,121,157,000 55,792,839,000 57,080,492,000 56,717,639,000 57,176,480,000 57,429,957,000 58,066,877,000 58,931,039,000 58,945,099,000 57,712,098,000 58,852,969,000 59,363,509,000 59,426,694,000 MTB 50,755,088,000 50,405,903,000 50,129,558,000 49,691,049,000 49,239,950,000 50,542,874,000 51,026,405,000 57,218,997,000 57,216,116,000 58,816,278,000 59,786,776,000 61,492,133,000 62,216,896,000 64,243,072,000 63,805,786,000 63,030,296,000 61,923,643,000 62,687,833,000 62,888,306,000 63,206,647,000 64,028,877,000 65,008,834,000 65,638,737,000 66,402,861,000 PNC ,155,847,654,000 ,152,528,086,000 ,151,989,199,000 ,149,084,081,000 ,144,955,006,000 ,145,820,560,000 ,144,734,365,000 ,145,828,190,000 ,150,114,686,000 ,154,878,417,000 ,172,238,423,000 ,176,381,865,000 ,178,095,432,000 ,181,978,570,000 ,182,778,961,000 ,186,124,499,000 ,189,452,987,000 ,192,276,047,000 ,194,842,033,000 ,197,657,914,000 ,197,599,857,000 ,201,616,754,000 ,201,594,037,000 ,202,117,756,000 RF 90,127,259,000 87,559,897,000 84,989,721,000 82,759,680,000 81,234,565,000 79,679,005,000 78,251,328,000 78,120,946,000 76,556,832,000 74,944,428,000 74,189,689,000 73,910,976,000 73,196,872,000 72,076,349,000 72,187,129,000 73,354,267,000 74,351,735,000 73,276,709,000 74,424,568,000 75,284,366,000 75,429,217,000 76,204,322,000 77,145,133,000 79,034,316,000 STI ,113,463,938,000 ,110,554,844,000 ,110,803,448,000 ,109,769,417,000 ,111,968,548,000 ,113,000,595,000 ,112,118,990,000 ,112,231,935,000 ,114,899,515,000 ,120,066,728,000 ,120,364,615,000 ,122,310,098,000 ,119,604,893,000 ,119,339,823,000 ,118,714,778,000 ,119,940,497,000 ,122,302,473,000 ,125,850,649,000 ,127,167,703,000 ,127,767,817,000 ,130,212,244,000 ,131,201,796,000 ,130,542,130,000 ,130,721,112,000 USB ,177,921,000,000 ,189,676,000,000 ,182,021,000,000 ,182,430,000,000 ,185,794,000,000 ,188,614,000,000 ,189,845,000,000 ,192,021,000,000 ,197,378,000,000 ,202,556,000,000 ,204,757,000,000 ,209,515,000,000 ,212,130,000,000 ,217,625,000,000 ,216,814,000,000 ,221,734,000,000 ,225,336,000,000 ,229,385,000,000 ,232,706,000,000 ,238,433,000,000 ,240,282,000,000 ,242,637,000,000 ,240,142,000,000 ,243,515,000,000 WFC ,775,924,000,000 ,758,254,000,000 ,756,307,000,000 ,745,081,000,000 ,732,500,000,000 ,735,245,000,000 ,729,172,000,000 ,731,028,000,000 ,740,067,000,000 ,750,259,000,000 ,747,669,000,000 ,756,879,000,000 ,765,245,000,000 ,777,575,000,000 ,779,484,000,000 ,782,514,000,000 ,793,121,000,000 ,808,590,000,000 ,810,896,000,000 ,814,648,000,000 ,824,327,000,000 ,845,419,000,000 ,845,292,000,000 ,873,443,000,000 ZION 39,895,948,000 38,728,078,000 37,504,449,000 36,510,427,000 36,101,326,000 35,387,601,000 35,289,481,000 35,682,547,000 35,682,418,000 36,206,223,000 35,674,268,000 35,988,399,000 36,335,786,000 36,769,160,000 36,920,638,000 37,374,033,000 37,475,207,000 38,297,074,000 38,461,183,000 38,954,456,000 39,129,518,000 39,459,353,000 39,560,101,000 39,414,609,000 Sum of Operating Revenue (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 2,053,365,000 2,181,713,000 2,027,798,000 1,984,468,000 2,057,263,000 2,075,021,000 1,896,545,000 2,036,678,000 2,014,202,000 1,950,798,000 2,256,169,000 2,372,661,000 2,417,929,000 2,474,543,000 2,394,364,000 2,435,311,000 2,305,625,000 2,341,771,000 2,255,911,000 2,270,986,000 2,286,348,000 2,338,091,000 2,299,308,000 2,327,179,000 CMA ,584,618,000 ,582,169,000 ,599,103,000 ,612,934,000 ,586,979,000 ,615,688,000 ,595,684,000 ,585,499,000 ,607,954,000 ,628,202,000 ,645,318,000 ,642,352,000 ,628,759,000 ,627,132,000 ,614,468,000 ,621,412,000 ,625,566,000 ,636,945,000 ,616,945,000 ,639,366,000 ,628,860,000 ,644,148,000 ,670,786,000 ,683,020,000 FITB 1,705,202,000 1,530,217,000 1,511,840,000 1,490,267,000 1,738,000,000 1,538,057,000 1,451,505,000 1,514,761,000 1,523,742,000 1,465,403,000 1,660,968,000 1,569,710,000 1,568,558,000 1,779,800,000 1,614,733,000 1,933,240,000 1,608,345,000 1,602,885,000 1,450,957,000 1,633,237,000 1,420,271,000 1,524,064,000 1,474,320,000 1,438,576,000 HBAN ,585,377,000 ,613,665,000 ,630,073,000 ,671,908,000 ,671,766,000 ,673,811,000 ,642,905,000 ,658,067,000 ,667,324,000 ,645,981,000 ,702,610,000 ,681,658,000 ,687,318,000 ,730,239,000 ,677,842,000 ,676,165,000 ,672,706,000 ,676,695,000 ,668,616,000 ,712,577,000 ,711,656,000 ,708,420,000 ,701,454,000 ,773,911,000 KEY ,856,800,000 1,072,962,000 1,045,222,000 1,089,793,000 1,117,492,000 1,132,557,000 1,044,709,000 1,020,407,000 1,031,950,000 ,966,192,000 1,018,526,000 1,017,408,000 1,117,865,000 1,064,969,000 1,001,826,000 1,001,096,000 1,030,793,000 1,033,234,000 ,998,204,000 1,023,296,000 ,987,927,000 1,065,863,000 1,005,877,000 1,069,163,000 MTB ,853,228,000 ,843,921,000 ,823,129,000 ,844,983,000 ,845,787,000 ,876,881,000 ,845,972,000 1,004,476,000 ,975,219,000 1,023,132,000 ,991,435,000 1,034,615,000 1,093,492,000 1,120,385,000 1,081,779,000 1,114,649,000 1,135,420,000 1,094,073,000 1,058,393,000 1,108,292,000 1,101,610,000 1,116,397,000 1,085,972,000 1,166,719,000 PNC 3,997,100,000 5,083,671,000 3,777,094,000 3,881,387,000 3,541,473,000 3,891,758,000 3,625,213,000 3,560,538,000 3,497,375,000 3,523,240,000 3,689,595,000 3,567,227,000 4,048,523,000 4,016,788,000 3,938,458,000 4,001,299,000 3,897,445,000 4,067,239,000 3,765,648,000 3,816,225,000 3,838,555,000 3,946,056,000 3,683,861,000 3,852,876,000 RF 1,550,841,000 1,597,816,000 1,537,206,000 1,585,873,000 1,559,054,000 1,697,281,000 1,596,359,000 1,516,021,000 1,567,518,000 ,577,988,000 1,337,107,000 1,359,640,000 1,352,658,000 1,354,935,000 1,296,242,000 1,317,932,000 1,326,738,000 1,366,677,000 1,306,642,000 1,307,961,000 1,320,823,000 1,270,913,000 1,260,096,000 1,395,701,000 STI 1,835,088,000 1,845,293,000 1,872,088,000 2,038,494,000 2,194,822,000 2,202,645,000 2,049,980,000 2,121,780,000 2,148,931,000 1,980,024,000 2,165,211,000 2,192,675,000 1,889,726,000 2,302,331,000 2,131,501,000 2,110,827,000 1,924,039,000 2,076,774,000 2,050,601,000 2,213,940,000 2,051,764,000 2,061,447,000 2,024,313,000 2,076,810,000 USB 4,275,000,000 4,467,000,000 4,295,000,000 4,453,000,000 4,490,000,000 4,678,000,000 4,456,000,000 4,630,000,000 4,737,000,000 5,036,000,000 4,883,000,000 5,034,000,000 5,121,000,000 5,063,000,000 4,820,000,000 4,898,000,000 4,850,000,000 4,844,000,000 4,751,000,000 5,135,000,000 4,935,000,000 5,115,000,000 4,853,000,000 4,990,000,000 WFC 22,400,000,000 22,519,000,000 21,386,000,000 21,246,000,000 20,950,000,000 21,739,000,000 20,413,000,000 20,408,000,000 19,278,000,000 20,599,000,000 21,590,000,000 21,286,000,000 21,170,000,000 22,088,000,000 21,214,000,000 21,535,000,000 20,469,000,000 20,739,000,000 20,560,000,000 21,023,000,000 21,054,000,000 21,316,000,000 21,083,000,000 21,223,000,000 ZION ,771,387,000 ,598,132,000 ,565,994,000 ,502,955,000 ,539,915,000 ,511,535,000 ,542,494,000 ,538,891,000 ,575,378,000 ,562,346,000 ,553,813,000 ,553,753,000 ,565,048,000 ,555,748,000 ,546,353,000 ,561,024,000 ,547,363,000 ,551,723,000 ,522,773,000 ,537,920,000 ,547,246,000 ,575,872,000 ,539,433,000 ,560,042,000 Sum of Avg Diluted Shares (actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT ,672,457,000 ,696,038,000 ,698,675,000 ,701,322,000 ,701,535,000 ,702,781,000 ,704,101,000 ,704,969,000 ,705,604,000 ,706,178,000 ,707,369,000 ,708,454,000 ,709,875,000 ,710,190,000 ,711,020,000 ,712,861,000 ,716,101,000 ,717,671,000 ,724,283,000 ,728,452,000 ,729,989,000 ,730,652,000 ,731,511,000 ,734,527,000 CMA ,149,431,000 ,149,445,000 ,155,155,000 ,178,432,000 ,177,686,000 ,178,266,000 ,178,425,000 ,177,602,000 ,191,634,000 ,196,728,883 ,196,020,677 ,194,487,468 ,191,492,428 ,187,953,734 ,187,442,061 ,186,997,834 ,187,103,814 ,186,165,508 ,186,701,477 ,186,108,000 ,185,401,000 ,183,727,722 ,182,270,161 ,182,422,373 FITB ,790,334,226 ,790,441,911 ,790,472,577 ,802,254,845 ,797,492,107 ,836,224,575 ,894,841,321 ,955,477,616 ,955,490,439 ,956,348,893 ,957,415,527 ,954,622,463 ,944,820,608 ,925,585,306 ,913,163,262 ,900,625,454 ,888,111,269 ,877,510,663 ,857,923,596 ,848,245,111 ,838,324,420 ,827,831,317 ,818,672,259 ,812,842,540 HBAN ,589,708,000 ,715,336,000 ,718,593,000 ,719,387,000 ,719,567,000 ,760,582,000 ,867,237,000 ,867,469,000 ,867,633,000 ,868,156,000 ,869,164,000 ,867,551,000 ,863,588,000 ,853,306,000 ,848,708,000 ,843,840,000 ,841,025,000 ,842,324,000 ,842,677,000 ,834,687,000 ,829,623,000 ,825,338,000 ,823,809,000 ,820,238,000 KEY ,839,906,000 ,873,268,000 ,874,386,000 ,874,664,000 ,874,433,000 ,900,263,000 ,887,836,000 ,952,133,000 ,950,686,000 ,951,684,000 ,953,971,000 ,948,087,000 ,940,764,000 ,930,382,000 ,926,051,000 ,918,628,000 ,908,253,000 ,897,712,000 ,891,890,000 ,902,137,000 ,874,122,000 ,886,186,000 ,857,122,000 ,846,312,000 MTB ,117,547,064 ,117,672,000 ,118,256,000 ,118,878,000 ,119,155,000 ,119,503,000 ,119,852,000 ,122,796,000 ,124,860,000 ,124,736,000 ,125,616,000 ,125,897,000 ,126,292,000 ,127,800,000 ,128,636,000 ,129,017,000 ,130,265,000 ,130,464,000 ,131,126,000 ,131,828,000 ,132,128,000 ,132,278,000 ,132,769,000 ,133,116,000 PNC ,460,929,000 ,462,000,000 ,500,327,000 ,527,000,000 ,526,000,000 ,526,000,000 ,526,000,000 ,527,000,000 ,526,000,000 ,526,000,000 ,529,000,000 ,530,000,000 ,529,000,000 ,528,000,000 ,528,000,000 ,531,000,000 ,534,000,000 ,535,000,000 ,539,000,000 ,539,000,000 ,537,000,000 ,532,000,000 ,529,000,000 ,525,000,000 RF 1,189,000,000 1,191,000,000 1,194,000,000 1,200,000,000 1,257,000,000 1,259,000,000 1,259,000,000 1,260,000,000 1,261,000,000 1,259,000,000 1,283,000,000 1,418,000,000 1,423,000,000 1,423,000,000 1,423,000,000 1,418,000,000 1,405,000,000 1,395,000,000 1,390,000,000 1,390,000,000 1,389,000,000 1,377,000,000 1,358,000,000 1,346,000,000 STI ,497,070,000 ,498,082,000 ,498,238,000 ,498,499,000 ,498,802,000 ,499,423,000 ,503,503,000 ,535,416,000 ,535,395,000 ,535,717,000 ,536,407,000 ,537,495,000 ,538,699,000 ,539,618,000 ,539,862,000 ,539,763,000 ,538,850,000 ,537,921,000 ,536,992,000 ,535,486,000 ,533,230,000 ,527,959,000 ,526,837,000 ,522,479,000 USB 1,917,000,000 1,917,000,000 1,919,000,000 1,921,000,000 1,920,000,000 1,922,000,000 1,928,000,000 1,929,000,000 1,922,000,000 1,911,000,000 1,910,000,000 1,898,000,000 1,897,000,000 1,880,000,000 1,867,000,000 1,853,000,000 1,843,000,000 1,832,000,000 1,828,000,000 1,821,000,000 1,807,000,000 1,796,000,000 1,789,000,000 1,779,000,000 WFC 4,706,400,000 4,796,100,000 5,225,200,000 5,260,800,000 5,273,200,000 5,293,800,000 5,333,100,000 5,331,700,000 5,319,200,000 5,317,600,000 5,337,800,000 5,369,900,000 5,355,600,000 5,338,700,000 5,353,500,000 5,384,600,000 5,381,700,000 5,358,600,000 5,353,300,000 5,350,800,000 5,310,400,000 5,279,200,000 5,243,600,000 5,220,500,000 ZION ,127,581,404 ,139,858,788 ,151,073,384 ,161,810,017 ,172,864,619 ,178,097,851 ,181,997,687 ,182,728,185 ,182,857,702 ,182,823,190 ,182,963,828 ,183,136,631 ,183,382,650 ,183,456,109 ,183,655,129 ,184,061,623 ,184,742,414 ,184,208,544 ,185,122,844 ,185,286,329 ,197,271,076 ,203,277,500 ,202,944,209 ,202,887,762 Sum of EPS after Extra (Reported) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 0.23 0.27 0.27 0.3 0.3 0.3 0.32 0.44 0.52 0.55000000000000004 0.61 0.72 0.66 0.71 0.28999999999999998 0.77 0.37 0.75 0.68 0.57999999999999996 0.7 0.75 0.67 0.62 CMA -0.1 -0.42 -0.46 0.39 0.33 0.53 0.56999999999999995 0.53 0.51 0.48 0.66 0.73 0.61 0.68 0.7 0.76 0.78 0.62 0.73 0.8 0.82 0.8 0.73 0.73 FITB -0.2 -0.2 -0.09 0.16 0.22 0.33 0.1 0.35 0.4 0.33 0.45 0.4 0.38 0.43 0.46 0.65 0.47 0.43 0.36 0.49 0.39 0.43 0.42 0.36 HBAN -0.33 -0.56000000000000005 0.01 0.03 0.1 0.05 0.14000000000000001 0.16 0.16 0.14000000000000001 0.17 0.17 0.19 0.18 0.17 0.17 0.2 0.18 0.17 0.19 0.18 0.19 0.19 0.23 KEY -0.52 -0.3 -0.11 0.03 0.2 0.32 0.19 0.25 0.22 0.2 0.2 0.24 0.23 0.21 0.21 0.22 0.28999999999999998 0.25 0.26 0.24 0.21 0.28000000000000003 0.26 0.27 MTB 0.97 1.04 1.1499999999999999 1.46 1.48 1.59 1.59 2.42 1.32 1.04 1.5 1.71 2.17 2.16 1.98 2.5499999999999998 2.11 1.56 1.61 1.98 1.91 1.92 1.65 1.98 PNC 1 2.17 0.66 1.47 2.0699999999999998 1.5 1.57 1.67 1.55 0.85 1.44 0.98 1.64 1.24 1.74 1.98 1.77 1.87 1.82 1.85 1.79 1.84 1.75 1.88 RF -0.37 -0.51 -0.21 -0.28000000000000003 -0.17 0.03 0.01 0.04 0.08 -0.48 0.11 0.2 0.21 0.18 0.23 0.18 0.2 0.16 0.22 0.21 0.22 0.15 0.16 0.2 STI -0.76 -0.64 -0.46 -0.11 0.17 0.23 0.08 0.33 0.39 0.13 0.46 0.5 1.98 0.65 0.63 0.68 0.33 0.77 0.73 0.72 1.06 0.72 0.78 0.89 USB 0.3 0.3 0.34 0.45 0.45 0.49 0.52 0.6 0.64 0.69 0.67 0.71 0.74 0.72 0.73 0.76 0.76 0.76 0.73 0.78 0.78 0.79 0.76 0.8 WFC 0.56000000000000005 0.08 0.45 0.55000000000000004 0.6 0.61 0.67 0.7 0.72 0.73 0.75 0.82 0.88 0.91 0.92 0.98 0.99 1 1.05 1.01 1.02 1.02 1.04 1.03 ZION -1.43 -1.26 -0.56999999999999995 -0.84 -0.47 -0.62 0.08 0.16 0.35 0.24 0.14000000000000001 0.3 0.34 0.19 0.48 0.3 1.1200000000000001 -0.32 0.41 0.56000000000000005 0.4 0.33 0.37 -0.01 Sum of Total Noninterest Expense (Reported Actual) Column Labels Row Labels 2009Q3 2009Q4 2010Q1 2010Q2 2010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 2014Q2 2014Q3 2014Q4 2015Q1 2015Q2 BBT 1,305,000,000 1,352,000,000 1,324,000,000 1,462,000,000 1,398,000,000 1,417,000,000 1,377,000,000 1,402,000,000 1,409,000,000 1,580,000,000 1,384,000,000 1,415,000,000 1,500,000,000 1,462,000,000 1,435,000,000 1,494,000,000 1,478,000,000 1,443,000,000 1,368,000,000 1,441,000,000 1,388,000,000 1,373,000,000 1,417,000,000 1,462,000,000 CMA ,399,000,000 ,425,000,000 ,404,000,000 ,397,000,000 ,402,000,000 ,437,000,000 ,415,000,000 ,404,000,000 ,427,000,000 ,441,000,000 ,446,000,000 ,437,000,000 ,423,000,000 ,422,000,000 ,420,000,000 ,416,000,000 ,415,000,000 ,475,000,000 ,407,000,000 ,409,000,000 ,398,000,000 ,417,000,000 ,457,000,000 ,448,000,000 FITB ,898,000,000 ,988,000,000 ,972,000,000 ,948,000,000 ,983,000,000 1,005,000,000 ,919,000,000 ,927,000,000 ,963,000,000 ,996,000,000 1,013,000,000 ,956,000,000 1,015,000,000 1,173,000,000 ,988,000,000 1,040,000,000 ,964,000,000 ,995,000,000 ,960,000,000 ,957,000,000 ,888,000,000 ,918,000,000 ,926,000,000 ,949,000,000 HBAN ,404,096,000 ,321,331,000 ,399,130,000 ,403,583,000 ,427,681,000 ,436,658,000 ,413,755,000 ,427,258,000 ,436,837,000 ,439,951,000 ,441,654,000 ,441,593,000 ,460,888,000 ,457,716,000 ,442,997,000 ,449,233,000 ,463,344,000 ,435,142,000 ,434,987,000 ,455,420,000 ,456,017,000 ,468,346,000 ,449,442,000 ,490,905,000 KEY ,901,000,000 ,871,000,000 ,785,000,000 ,769,000,000 ,736,000,000 ,744,000,000 ,701,000,000 ,680,000,000 ,692,000,000 ,717,000,000 ,679,000,000 ,693,000,000 ,681,000,000 ,704,000,000 ,681,000,000 ,685,000,000 ,691,000,000 ,710,000,000 ,662,000,000 ,689,000,000 ,678,000,000 ,685,000,000 ,675,000,000 ,715,000,000 MTB ,486,046,000 ,472,187,000 ,489,362,000 ,476,068,000 ,480,133,000 ,468,503,000 ,495,276,000 ,539,899,000 ,636,016,000 ,723,190,000 ,636,967,000 ,620,241,000 ,616,027,000 ,626,146,000 ,630,864,000 ,590,959,000 ,658,626,000 ,743,072,000 ,690,234,000 ,667,660,000 ,665,359,000 ,666,221,000 ,686,375,000 ,696,628,000 PNC 2,191,000,000 2,054,000,000 2,000,000,000 2,022,000,000 2,062,000,000 2,338,000,000 2,107,000,000 2,131,000,000 2,132,000,000 2,691,000,000 2,310,000,000 2,596,000,000 2,615,000,000 2,724,000,000 2,368,000,000 2,405,000,000 2,394,000,000 2,514,000,000 2,264,000,000 2,328,000,000 2,357,000,000 2,539,000,000 2,349,000,000 2,366,000,000 RF 1,199,000,000 1,207,000,000 ,984,000,000 ,891,000,000 ,909,000,000 ,990,000,000 ,932,000,000 ,879,000,000 ,850,000,000 1,108,000,000 ,913,000,000 ,840,000,000 ,869,000,000 ,860,000,000 ,842,000,000 ,884,000,000 ,884,000,000 ,883,000,000 ,811,000,000 ,827,000,000 ,819,000,000 ,859,000,000 ,840,000,000 ,859,000,000 STI 1,428,847,000 1,510,766,000 1,346,243,000 1,462,049,000 1,494,055,000 1,551,000,000 1,461,000,000 1,539,000,000 1,559,000,000 1,753,000,000 1,545,000,000 1,544,000,000 1,726,000,000 1,473,000,000 1,361,000,000 1,381,000,000 1,410,000,000 1,361,000,000 1,353,000,000 1,335,000,000 1,259,000,000 1,276,000,000 1,280,000,000 1,312,000,000 USB 2,053,000,000 2,228,000,000 2,136,000,000 2,377,000,000 2,385,000,000 2,485,000,000 2,314,000,000 2,425,000,000 2,476,000,000 2,696,000,000 2,560,000,000 2,601,000,000 2,609,000,000 2,606,000,000 2,470,000,000 2,557,000,000 2,565,000,000 2,682,000,000 2,544,000,000 2,553,000,000 2,614,000,000 2,804,000,000 2,665,000,000 2,682,000,000 WFC 11,435,000,000 12,576,000,000 11,737,000,000 12,248,000,000 11,777,000,000 12,806,000,000 12,293,000,000 11,991,000,000 11,301,000,000 12,134,000,000 12,775,000,000 12,397,000,000 12,112,000,000 12,252,000,000 12,400,000,000 12,255,000,000 12,102,000,000 12,085,000,000 11,948,000,000 12,194,000,000 12,248,000,000 12,647,000,000 12,507,000,000 12,469,000,000 ZION ,434,707,000 ,443,353,000 ,389,126,000 ,430,355,000 ,456,044,000 ,442,801,000 ,408,330,000 ,416,241,000 ,409,003,000 ,424,990,000 ,392,372,000 ,401,656,000 ,394,975,000 ,407,014,000 ,397,348,000 ,411,396,000 ,370,663,000 ,414,840,000 ,398,063,000 ,406,027,000 ,438,536,000 ,422,666,000 ,397,461,000 ,403,450,000 3 4 5 6 7 8 9 10 11 12 13 14 15 CORE PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% RF 2.9612756264% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% STI 2.4653074138% 1 2 KEY 7.9930495222% MTB 0.15426196811855197 STI 4.3831902395% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% RF 4.6460176991% MTB 5.6606021098% FITB 2.1385799829% HBAN 2.7271690731% MTB 1.7513776103% 2 3 BBT 6.2537048014% RF 0.1475511469311841 PNC 4.2808941375% MTB 5.1118252228% CMA 1.8072289157% RF -0.2296211251% HBAN -0.4608553804% STI 1.537248719% HBAN 4.4631776237% KEY 5.1863857374% HBAN 1.6089496299% KEY 2.7131782946% PNC 1.6797709532% 3 4 WFC 3.7786570816% BBT 9.5676429568% KEY 2.9434546863% CMA 2.4691358025% PNC 1.5331264829% KEY -2.2550544323% KEY -0.5568814638% KEY .64% BBT 2.4257767549% BBT 3.2703693262% MTB 1.5112874015% PNC 1.8642803878% CMA 1.3353372809% 4 5 USB 2.6558384548% HBAN 7.2020619604% FITB 2.8837998304% KEY 1.956358164% ZION .9791307438% ZION -2.4008733411% USB -1.4733369984% CMA .490797546% CMA 1.5873015873% STI 2.4820143885% WFC 1.1627547392% CMA 1.1273957159% KEY 1.1800864684% 5 6 CMA 2.3529411765% PNC 6.8981064022% CMA 1.3767209011% STI 1.3852813853% MTB -0.3527753964% USB -3.1622657581% BBT -1.684617509% USB ..4129003459% USB .5556790398% ZION 1.287383291% CMA .566893424% BBT .9860312243% HBAN .8403512755% 6 7 HBAN -0.3489912946% FITB 5.6925145675% RF .8643976229% WFC .7431477819% HBAN -1.1503530326% WFC -3.190843666% PNC -2.636951344% PNC -1.5027083697% WFC .3759516276% WFC .9301164206% STI .5616005616% STI -0.4188481675% BBT .7420239136% 7 8 PNC -0.8493518105% KEY 3.8616251006% BBT .8401221996% USB -1.4798109524% USB -2.4815699304% HBAN -3.2216919241% WFC -2.8481862965% WFC -1.9114348053% PNC -0.3725385844% USB .3868258179% USB -0.2422107233% RF -0.5494505495% RF .728573224% 8 9 FITB -1.718061674% USB 3.7310241608% WFC .5597704089% ZION -1.2133298876% BBT -2.64781491% CMA -3.6686390533% STI -2.982791587% BBT -2.3595505618% KEY -1.9077901431% FITB .1284796574% BBT -0.3276003276% WFC -0.6144346284% FITB 58548248460899011.5854824846% 9 10 ZION -1.9282091078% WFC 2.4302927993% USB .309182727% HBAN -1.3060715754% WFC -2.9562729644% BBT -4.3834169527% ZION -3.5141903172% ZION -3.4610260403% MTB -2.1357989034% HBAN -0.5932104079% PNC -0.3529630318% USB -0.6621785675% USB -0.1020857226% 10 11 RF -2.7727546715% CMA 2.4342273308% HBAN -1.2062773581% BBT -1.7924766473% RF -3.3296337403% STI -4.457435148% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% RF -2.7484143763% KEY -0.6163328197% MTB -1.119035595% WFC -0.1510149278% 11 12 STI -0.21549295774647892 ZION .7661837007% ZION -1.8032166781% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 PNC -4.1488603989% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 12 1 9.5% 2 7.9930495221546494 3 6.3% 4 3.8% 5 2.7% 6 2.4% 7 -0.3% 8 -0.8% 9 -1.7% 10 -1.9% 11 -2.8% 12 -0.21549295774647892 CORE PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 MTB 9.4534868516% Peer8 0.32435667265110713 MTB 5.1851880098% Peer6 0.10798786653185033 Peer8 0.16865926558497013 Peer6 5.6624123674% Peer7 1.3567318757% Peer7 2.9612756264% Peer8 7.9192546584% Peer2 6.9615384615% Peer11 2.737057488% Peer11 4.7364410727% Peer8 2.4653074138% 1 2 Peer5 7.9930495222% MTB 0.15426196811855197 Peer8 4.3831902395% Peer3 0.10552349546578732 Peer3 3.65398956% Peer3 -0.1438848921% Peer2 .1228501229% Peer4 2.8404478383% Peer7 4.6460176991% MTB 5.6606021098% Peer3 2.1385799829% Peer4 2.7271690731% MTB 1.7513776103% 2 3 Peer1 6.2537048014% Peer7 0.1475511469311841 Peer6 4.2808941375% MTB 5.1118252228% Peer2 1.8072289157% Peer7 -0.2296211251% Peer4 -0.4608553804% Peer8 1.537248719% Peer4 4.4631776237% Peer5 5.1863857374% Peer4 1.6089496299% Peer5 2.7131782946% Peer6 1.6797709532% 3 4 Peer10 3.7786570816% Peer1 9.5676429568% Peer5 2.9434546863% Peer2 2.4691358025% Peer6 1.5331264829% Peer5 -2.2550544323% Peer5 -0.5568814638% Peer5 .64% Peer1 2.4257767549% Peer1 3.2703693262% MTB 1.5112874015% Peer6 1.8642803878% Peer2 1.3353372809% 4 5 Peer9 2.6558384548% Peer4 7.2020619604% Peer3 2.8837998304% Peer5 1.956358164% Peer11 .9791307438% Peer11 -2.4008733411% Peer9 -1.4733369984% Peer2 .490797546% Peer2 1.5873015873% Peer8 2.4820143885% Peer10 1.1627547392% Peer2 1.1273957159% Peer5 1.1800864684% 5 6 Peer2 2.3529411765% Peer6 6.8981064022% Peer2 1.3767209011% Peer8 1.3852813853% MTB -0.3527753964% Peer9 -3.1622657581% Peer1 -1.684617509% Peer9 .4129003459% Peer9 .5556790398% Peer11 1.287383291% Peer2 ..566893424% Peer1 .9860312243% Peer4 .8403512755% 6 7 Peer4 -0.3489912946% Peer3 5.6925145675% Peer7 .8643976229% Peer10 .7431477819% Peer4 -1.1503530326% Peer10 -3.190843666% Peer6 -2.636951344% Peer6 -1.5027083697% Peer10 .3759516276% Peer10 ..9301164206% Peer8 .5616005616% Peer8 -0.4188481675% Peer1 .7420239136% 7 8 Peer6 -0.8493518105% Peer5 3.8616251006% Peer1 .8401221996% Peer9 -1.4798109524% Peer9 -2.4815699304% Peer4 -3.2216919241% Peer10 -2.8481862965% Peer10 -1.9114348053% Peer6 -0.3725385844% Peer9 .3868258179% Peer9 -0.2422107233% Peer7 -0.5494505495% Peer7 .728573224% 8 9 Peer3 -1.718061674% Peer9 3.7310241608% Peer10 .5597704089% Peer11 -1.2133298876% Peer1 -2.64781491% Peer2 -3.6686390533% Peer8 -2.982791587% Peer1 -2.3595505618% Peer5 -1.9077901431% Peer3 .1284796574% Peer1 -0.3276003276% Peer10 -0.6144346284% Peer3 58548248460899011.5854824846% 9 10 Peer11 -1.9282091078% Peer10 2.4302927993% Peer9 .309182727% Peer4 -1.3060715754% Peer10 -2.9562729644% Peer1 -4.3834169527% Peer11 -3.5141903172% Peer11 -3.4610260403% MTB -2.1357989034% Peer4 -0.5932104079% Peer6 -0.3529630318% Peer9 -0.6621785675% Peer9 -0.1020857226% 10 11 Peer7 -2.7727546715% Peer2 2.4342273308% Peer4 -1.2062773581% Peer1 -1.7924766473% Peer7 -3.3296337403% Peer8 -4.457435148% MTB -4.2859674949% MTB -4.4018190105% Peer3 -4.7327621379% Peer7 -2.7484143763% Peer5 -0.6163328197% MTB -1.119035595% Peer10 -0.1510149278% 11 12 Peer8 -0.21549295774647892 Peer11 .7661837007% Peer11 -1.8032166781% Peer7 -3.4815211569% Peer5 -5.9225092251% MTB -6.8272302048% Peer3 -4.5749279539% Peer3 -7.4745186863% Peer11 -0.11390866874452232 Peer6 -4.1488603989% Peer7 -1.8695652174% Peer3 -4.2713567839% Peer11 -1.3673851644% 12 3 4 5 6 7 8 9 10 11 12 13 14 15 PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 BBT 6.2537048014% RF 0.1475511469311841 STI 4.3831902395% PNC 0.10798786653185033 STI 0.16865926558497013 PNC 5.6624123674% RF 1.3567318757% STI 1.537248719% STI 7.9192546584% CMA 6.9615384615% ZION 2.737057488% ZION 4.7364410727% RF .728573224% 1 2 MTB 9.4534868516% STI 0.32435667265110713 MTB 5.1851880098% FITB 0.10552349546578732 FITB 3.65398956% FITB -0.1438848921% CMA .1228501229% HBAN 2.8404478383% HBAN 4.4631776237% MTB 5.6606021098% FITB 2.1385799829% RF -0.5494505495% STI 2.4653074138% 2 3 KEY 7.9930495222% BBT 9.5676429568% PNC 4.2808941375% MTB 5.1118252228% PNC 1.5331264829% RF -0.2296211251% KEY -0.5568814638% CMA .490797546% RF 4.6460176991% KEY 5.1863857374% HBAN 1.6089496299% HBAN 2.7271690731% BBT .7420239136% 3 4 CMA 2.3529411765% MTB 0.15426196811855197 BBT .8401221996% STI 1.3852813853% ZION ..9791307438% ZION -2.4008733411% HBAN -0.4608553804% USB .4129003459% CMA 1.5873015873% ZION 1.287383291% MTB 1.5112874015% MTB -1.119035595% PNC 1.6797709532% 4 5 WFC 3.7786570816% PNC 6.8981064022% RF .8643976229% WFC .7431477819% CMA 1.8072289157% KEY -2.2550544323% WFC -2.8481862965% RF 2.9612756264% BBT 2.4257767549% STI 2.4820143885% STI .5616005616% KEY 2.7131782946% MTB 1.7513776103% 5 6 USB 2.6558384548% KEY 3.8616251006% USB .309182727% CMA 2.4691358025% MTB -0.3527753964% BBT -4.3834169527% PNC -2.636951344% KEY .64% WFC .3759516276% BBT 3.2703693262% CMA .566893424% BBT .9860312243% CMA 1.3353372809% 6 7 PNC -0.8493518105% HBAN 7.2020619604% WFC .5597704089% ZION -1.2133298876% HBAN -1.1503530326% USB -3.1622657581% USB -1.4733369984% WFC -1.9114348053% USB .5556790398% USB .3868258179% WFC 1.1627547392% CMA 1.1273957159% HBAN .8403512755% 7 8 ZION -1.9282091078% FITB 5.6925145675% CMA 1.3767209011% BBT -1.7924766473% WFC -2.9562729644% WFC -3.190843666% BBT -1.684617509% PNC -1.5027083697% PNC -0.3725385844% WFC .9301164206% BBT -0.3276003276% PNC 1.8642803878% KEY 1.1800864684% 8 9 FITB -1.718061674% WFC 2.4302927993% FITB 2.8837998304% KEY 1.956358164% RF -3.3296337403% HBAN -3.2216919241% STI -2.982791587% ZION -3.4610260403% KEY -1.9077901431% FITB .1284796574% USB -0.2422107233% WFC -0.6144346284% WFC -0.1510149278% 9 10 HBAN -0.3489912946% CMA 2.4342273308% KEY 2.9434546863% USB -1.4798109524% USB -2.4815699304% STI -4.457435148% ZION -3.5141903172% BBT -2.3595505618% MTB -2.1357989034% HBAN -0.5932104079% KEY -0.6163328197% USB -0.6621785675% USB -0.1020857226% 10 11 STI -0.21549295774647892 ZION .7661837007% ZION -1.8032166781% HBAN -1.3060715754% BBT -2.64781491% CMA -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% FITB -4.7327621379% PNC -4.1488603989% PNC -0.3529630318% STI -0.4188481675% FITB 58548248460899011.5854824846% 11 12 RF -2.7727546715% USB 3.7310241608% HBAN -1.2062773581% RF -3.4815211569% KEY -5.9225092251% MTB -6.8272302048% FITB -4.5749279539% FITB -7.4745186863% ZION -0.11390866874452232 RF -2.7484143763% RF -1.8695652174% FITB -4.2713567839% ZION -1.3673851644% 12 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 ..6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% PPNR Rank 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 LTM TOTAL CAGR* Rank 1 Peer1 6.2537048014% Peer7 0.1475511469311841 Peer8 4.3831902395% Peer6 0.10798786653185033 Peer8 0.16865926558497013 Peer6 5.6624123674% Peer7 1.3567318757% Peer8 1.537248719% Peer8 7.9192546584% Peer2 6.9615384615% Peer11 2.737057488% Peer11 4.7364410727% Peer7 .728573224% 1 2 MTB 9.4534868516% Peer8 0.32435667265110713 MTB 5.1851880098% Peer3 0.10552349546578732 Peer3 3.65398956% Peer3 -0.1438848921% Peer2 .1228501229% Peer4 2.8404478383% Peer4 4.4631776237% MTB 5.6606021098% Peer3 2.1385799829% Peer7 -0.5494505495% Peer8 2.4653074138% 2 3 Peer5 7.9930495222% Peer1 9.5676429568% Peer6 4.2808941375% MTB 5.1118252228% Peer6 1.5331264829% Peer7 -0.2296211251% Peer5 -0.5568814638% Peer2 .490797546% Peer7 4.6460176991% Peer5 5.1863857374% Peer4 1.6089496299% Peer4 2.7271690731% Peer1 ..7420239136% 3 4 Peer2 2.3529411765% MTB 0.15426196811855197 Peer1 .8401221996% Peer8 1.3852813853% Peer11 .9791307438% Peer11 -2.4008733411% Peer4 -0.4608553804% Peer9 .4129003459% Peer2 1.5873015873% Peer11 1.287383291% MTB 1.5112874015% MTB -1.119035595% Peer6 1.6797709532% 4 5 Peer10 3.7786570816% Peer6 6.8981064022% Peer7 .8643976229% Peer10 .7431477819% Peer2 1.8072289157% Peer5 -2.2550544323% Peer10 -2.8481862965% Peer7 2.9612756264% Peer1 2.4257767549% Peer8 2.4820143885% Peer8 ..5616005616% Peer5 2.7131782946% MTB 1.7513776103% 5 6 Peer9 2.6558384548% Peer5 3.8616251006% Peer9 .309182727% Peer2 2.4691358025% MTB -0.3527753964% Peer1 -4.3834169527% Peer6 -2.636951344% Peer5 .64% Peer10 .3759516276% Peer1 3.2703693262% Peer2 ..566893424% Peer1 .9860312243% Peer2 1.3353372809% 6 7 Peer6 -0.8493518105% Peer4 7.2020619604% Peer10 .5597704089% Peer11 -1.2133298876% Peer4 -1.1503530326% Peer9 -3.1622657581% Peer9 -1.4733369984% Peer10 -1.9114348053% Peer9 .5556790398% Peer9 ..3868258179% Peer10 1.1627547392% Peer2 1.1273957159% Peer4 .8403512755% 7 8 Peer11 -1.9282091078% Peer3 5.6925145675% Peer2 1.3767209011% Peer1 -1.7924766473% Peer10 -2.9562729644% Peer10 -3.190843666% Peer1 -1.684617509% Peer6 -1.5027083697% Peer6 -0.3725385844% Peer10 .9301164206% Peer1 -0.3276003276% Peer6 1.8642803878% Peer5 1.1800864684% 8 9 Peer3 -1.718061674% Peer10 2.4302927993% Peer3 2.8837998304% Peer5 1.956358164% Peer7 -3.3296337403% Peer4 -3.2216919241% Peer8 -2.982791587% Peer11 -3.4610260403% Peer5 -1.9077901431% Peer3 .1284796574% Peer9 -0.2422107233% Peer10 -0.6144346284% Peer10 -0.1510149278% 9 10 Peer4 -0.3489912946% Peer2 2.4342273308% Peer5 2.9434546863% Peer9 -1.4798109524% Peer9 -2.4815699304% Peer8 -4.457435148% Peer11 -3.5141903172% Peer1 -2.3595505618% MTB -2.1357989034% Peer4 -0.5932104079% Peer5 -0.6163328197% Peer9 -0.6621785675% Peer9 -0.1020857226% 10 11 Peer8 -0.21549295774647892 Peer11 .7661837007% Peer11 -1.8032166781% Peer4 -1.3060715754% Peer1 -2.64781491% Peer2 -3.6686390533% MTB -4.2859674949% MTB -4.4018190105% Peer3 -4.7327621379% Peer6 -4.1488603989% Peer6 -0.3529630318% Peer8 -0.4188481675% Peer3 58548248460899011.5854824846% 11 12 Peer7 -2.7727546715% Peer9 3.7310241608% Peer4 -1.2062773581% Peer7 -3.4815211569% Peer5 -5.9225092251% MTB -6.8272302048% Peer3 -4.5749279539% Peer3 -7.4745186863% Peer11 -0.11390866874452232 Peer7 -2.7484143763% Peer7 -1.8695652174% Peer3 -4.2713567839% Peer11 -1.3673851644% 12 Revenue LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 5,788,000,000 5,879,000,000 5,761,000,000 5,812,000,000 5,891,000,000 5,869,000,000 5,850,000,000 5,783,000,000 5,730,000,000 5,640,000,000 5,570,000,000 5,619,000,000 5,640,000,000 CMA 1,751,000,000 1,747,000,000 1,728,000,000 1,702,000,000 1,681,000,000 1,673,000,000 1,726,000,000 1,713,000,000 1,706,000,000 1,689,000,000 1,631,000,000 1,681,000,000 1,720,000,000 FITB 3,928,000,000 3,980,000,000 4,157,000,000 4,132,000,000 4,216,000,000 4,165,000,000 3,987,000,000 3,959,000,000 3,876,000,000 3,800,000,000 3,723,000,000 3,689,000,000 3,681,000,000 HBAN 1,760,035,000 1,784,086,000 1,801,851,000 1,803,194,000 1,810,834,000 1,813,290,000 1,790,716,000 1,782,706,000 1,788,893,000 1,781,566,000 1,814,770,000 1,829,225,000 1,864,710,000 KEY 2,781,000,000 2,770,000,000 2,757,000,000 2,759,000,000 2,751,000,000 2,761,000,000 2,767,000,000 2,748,000,000 2,752,000,000 2,739,000,000 2,714,000,000 2,727,000,000 2,753,000,000 MTB 2,616,414,000 2,596,425,000 2,499,381,000 2,493,278,000 2,463,996,000 2,506,595,000 2,623,521,000 2,682,891,000 2,759,592,000 2,766,325,000 2,689,474,000 2,685,615,000 2,714,583,000 PNC 9,729,000,000 10,212,000,000 10,245,000,000 10,303,000,000 10,112,000,000 9,891,000,000 9,681,000,000 9,577,000,000 9,500,000,000 9,463,000,000 9,488,000,000 9,573,000,000 9,611,000,000 RF 3,711,000,000 3,730,000,000 3,482,000,000 3,411,000,000 3,455,000,000 3,470,000,000 3,493,000,000 3,462,000,000 3,405,000,000 3,340,000,000 3,316,000,000 3,345,000,000 3,377,000,000 STI 6,401,000,000 6,568,000,000 6,288,000,000 6,104,000,000 5,941,000,000 5,625,000,000 5,513,000,000 5,505,000,000 5,459,000,000 5,308,000,000 5,223,000,000 5,150,000,000 5,127,000,000 USB 10,333,000,000 10,466,000,000 10,376,000,000 10,286,000,000 10,242,000,000 10,198,000,000 10,274,000,000 10,348,000,000 10,344,000,000 10,393,000,000 10,515,000,000 10,636,000,000 10,765,000,000 WFC 48,607,000,000 49,418,000,000 49,536,000,000 49,161,000,000 49,019,000,000 49,009,000,000 48,842,000,000 48,390,000,000 48,329,000,000 48,475,000,000 49,037,000,000 49,596,000,000 49,871,000,000 ZION 1,628,021,000 1,613,993,000 1,596,017,000 1,600,993,000 1,610,733,000 1,586,421,000 1,594,247,000 1,594,962,000 1,589,593,000 1,657,466,000 1,665,292,000 1,664,690,000 1,662,113,000 BBT 1.5722183828611014E-2 -2.0071440721211142E-2 8.8526297517792507E-3 1.3592567102546527E-2 -3.7345102699032351E-3 -3.2373487817345392E-3 -1.1452991452991501E-2 -9.1647933598478781E-3 -1.5706806282722474E-2 -1.2411347517730542E-2 8.7971274685816336E-3 3.7373198077950143E-3 -2.1562339188111457E-3 CMA -2.2844089091947906E-3 -1.0875787063537534E-2 -1.504629629629628E-2 -1.2338425381903662E-2 -4.7590719809637028E-3 3.1679617453675979E-2 -7.5318655851680516E-3 -4.086398131932234E-3 -9.9648300117233246E-3 -3.4339846062759083E-2 3.0656039239730148E-2 2.3200475907198204E-2 -1.4874561786839546E-3 FITB 1.323828920570258E-2 4.4472361809045236E-2 -6.0139523694971997E-3 2.0329138431752103E-2 -1.2096774193548376E-2 -4.2737094837935197E-2 -7.0228241785803558E-3 -2.0964890123768676E-2 -1.9607843137254943E-2 -2.0263157894736872E-2 -9.1324200913242004E-3 -2.1686093792355754E-3 -5.397541982086973E-3 HBAN 1.3665069160556431E-2 9.9574796282242417E-3 7.4534464836428782E-4 4.2369262541912533E-3 1.3562811389669083E-3 -1.2449194557958232E-2 -4.4730711067528794E-3 3.4705666554104564E-3 -4.0958290965418254E-3 1.8637535741027778E-2 7.9651966915916805E-3 1.9398925774576581E-2 4.8259282798830405E-3 KEY -3.9554117224019913E-3 -4.6931407942237824E-3 7.254261878852919E-4 -2.8996013048205871E-3 3.6350418029806875E-3 2.1731256791017728E-3 -6.8666425731839231E-3 1.4556040756914523E-3 -4.7238372093023617E-3 -9.1274187659730055E-3 4.789977892409647E-3 9.534286762009625E-3 -8.4292363105820112E-4 MTB -7.6398459876763081E-3 -3.7376007394783195E-2 -2.4418045908166652E-3 -1.1744378284330947E-2 1.7288583260687052E-2 4.6647344305721594E-2 2.2629893185531991E-2 2.8588936337704318E-2 2.4398534276082184E-3 -2.7780900653393892E-2 -1.4348530604869625E-3 1.0786356197742375E-2 3.0741883612175336E-3 PNC 4.9645390070921946E-2 3.2314923619272129E-3 5.6612981942409935E-3 -1.8538289818499476E-2 -2.1855221518987333E-2 -2.1231422505307851E-2 -1.0742691870674559E-2 -8.0400960634854357E-3 -3.8947368421052841E-3 2.6418683292823708E-3 8.9586846543001641E-3 3.9694975451791681E-3 -1.0163864750217799E-3 RF 5.1199137698734187E-3 -6.6487935656836417E-2 -2.0390580126364188E-2 1.2899442978598685E-2 4.341534008682979E-3 6.6282420749279591E-3 -8.8748926424276897E-3 -1.6464471403812797E-2 -1.9089574155653488E-2 -7.1856287425149379E-3 8.7454764776839777E-3 9.5665171898355883E-3 -7.8286651776396932E-3 STI 2.6089673488517429E-2 -4.2630937880633324E-2 -2.9262086513994867E-2 -2.670380078636958E-2 -5.3189698703921873E-2 -1.9911111111111102E-2 -1.4511155450752655E-3 -8.3560399636694038E-3 -2.7660743725957171E-2 -1.6013564431047511E-2 -1.3976641776756615E-2 -4.4660194174757084E-3 -1.8324488197336564E-2 USB 1.2871382947837073E-2 -8.5992738390980872E-3 -8.6738627602158669E-3 -4.2776589539179621E-3 -4.2960359304823337E-3 7.452441655226405E-3 7.202647459606748E-3 -3.8654812524163695E-4 4.7370456303170716E-3 1.1738670258828021E-2 1.1507370423204932E-2 1.2128619781872851E-2 3.4189541347631192E-3 WFC 1.6684839632151727E-2 2.3877939212433308E-3 -7.5702519379845512E-3 -2.8884685014544109E-3 -2.0400252963137522E-4 -3.407537391091453E-3 -9.2543302895049528E-3 -1.2605910312047941E-3 3.0209604999069661E-3 1.1593604951005698E-2 1.1399555437730635E-2 5.5448020001613862E-3 2.1416331970280922E-3 ZION -8.6165964689645103E-3 -1.113759477271592E-2 3.1177612769788254E-3 6.083724288613368E-3 -1.5093749243356935E-2 4.9331167451767133E-3 4.484875932022625E-4 -3.3662243990766338E-3 4.2698351087353759E-2 4.7216654821276016E-3 -3.614981636853587E-4 -1.5480359706612212E-3 1.7285353425020578E-3 BBT 4 9 1 2 6 7 12 10 9 8 5 9 9 CMA 9 7 10 10 8 2 8 7 8 12 1 1 8 FITB 6 1 7 1 9 12 7 12 11 10 11 11 10 HBAN 5 2 4 5 4 9 5 2 6 1 7 2 1 KEY 10 5 5 7 3 6 6 3 7 7 8 6 6 MTB 11 10 6 9 1 1 1 1 4 11 10 4 3 PNC 1 3 2 11 11 11 11 8 5 5 4 8 7 RF 8 12 11 3 2 4 9 11 10 6 6 5 11 STI 2 11 12 12 12 10 4 9 12 9 12 12 12 USB 7 6 9 8 7 3 2 4 2 2 2 3 2 WFC 3 4 8 6 5 8 10 5 3 3 3 7 4 ZION 12 8 3 4 10 5 3 6 1 4 9 10 5 ppnr LTM 2Q12 LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 Quarter CAGR BBT 3,374,000,000 3,585,000,000 3,928,000,000 3,961,000,000 3,890,000,000 3,787,000,000 3,621,000,000 3,560,000,000 3,476,000,000 3,547,000,000 3,663,000,000 3,651,000,000 3,687,000,000 CMA ,765,000,000 ,783,000,000 ,799,000,000 ,810,000,000 ,830,000,000 ,845,000,000 ,814,000,000 ,815,000,000 ,819,000,000 ,832,000,000 ,882,000,000 ,887,000,000 ,897,000,000 FITB 2,270,000,000 2,231,000,000 2,358,000,000 2,426,000,000 2,682,000,000 2,780,000,000 2,776,000,000 2,649,000,000 2,451,000,000 2,335,000,000 2,338,000,000 2,388,000,000 2,286,000,000 HBAN ,928,963,000 ,925,721,000 ,992,392,000 ,980,421,000 ,967,616,000 ,956,485,000 ,925,670,000 ,921,404,000 ,947,576,000 ,989,868,000 ,983,996,000 ,999,828,000 1,027,095,000 KEY 1,151,000,000 1,243,000,000 1,291,000,000 1,329,000,000 1,355,000,000 1,286,000,000 1,257,000,000 1,250,000,000 1,258,000,000 1,234,000,000 1,298,000,000 1,290,000,000 1,325,000,000 MTB 1,453,030,000 1,590,392,000 1,835,729,000 1,930,915,000 2,029,620,000 2,022,460,000 1,884,382,000 1,803,618,000 1,724,226,000 1,687,400,000 1,782,917,000 1,809,862,000 1,789,609,000 PNC 4,474,000,000 4,436,000,000 4,742,000,000 4,945,000,000 5,479,000,000 5,563,000,000 5,878,000,000 5,723,000,000 5,637,000,000 5,616,000,000 5,383,000,000 5,364,000,000 5,464,000,000 RF 1,659,000,000 1,613,000,000 1,851,000,000 1,867,000,000 1,802,000,000 1,742,000,000 1,738,000,000 1,756,000,000 1,808,000,000 1,892,000,000 1,840,000,000 1,820,000,000 1,810,000,000 STI 2,130,000,000 1,671,000,000 2,213,000,000 2,310,000,000 2,342,000,000 2,737,000,000 2,615,000,000 2,537,000,000 2,576,000,000 2,780,000,000 2,849,000,000 2,865,000,000 2,853,000,000 USB 9,112,000,000 9,354,000,000 9,703,000,000 9,733,000,000 9,631,000,000 9,392,000,000 9,095,000,000 8,961,000,000 8,998,000,000 9,048,000,000 9,083,000,000 9,061,000,000 9,001,000,000 WFC 33,107,000,000 34,358,000,000 35,193,000,000 35,390,000,000 35,653,000,000 34,599,000,000 33,495,000,000 32,541,000,000 31,919,000,000 32,039,000,000 32,337,000,000 32,713,000,000 32,512,000,000 ZION ,634,008,000 ,621,783,000 ,626,547,000 ,615,249,000 ,607,784,000 ,613,735,000 ,599,000,000 ,577,950,000 ,557,947,000 ,494,392,000 ,499,478,000 ,513,149,000 ,537,454,000 BBT 6.2537048014226437E-2 9.5676429567642884E-2 8.4012219959266332E-3 -1.7924766473112808E-2 -2.6478149100257031E-2 -4.3834169527330324E-2 -1.6846175089754167E-2 -2.3595505617977519E-2 2.0425776754890768E-2 3.2703693261911582E-2 -3.2760032760033031E-3 9.8603122432210366E-3 7.4202391358684228E-3 CMA 2.3529411764705799E-2 2.0434227330779153E-2 1.3767209011264159E-2 2.4691358024691468E-2 1.8072289156626509E-2 -3.6686390532544411E-2 1.2285012285011554E-3 4.9079754601226711E-3 1.5873015873015817E-2 6.0096153846153744E-2 5.6689342403628551E-3 1.1273957158962844E-2 1.3353372808849073E-2 FITB -1.7180616740088084E-2 5.6925145674585398E-2 2.8837998303647083E-2 0.10552349546578732 3.6539895600298244E-2 -1.4388489208633226E-3 -4.5749279538904952E-2 -7.4745186862967161E-2 -4.7327621379029017E-2 1.2847965738758127E-3 2.1385799828913532E-2 -4.2713567839195998E-2 5.8548248460899011E-4 HBAN -3.4899129459408096E-3 7.2020619603530678E-2 -1.2062773581407393E-2 -1.3060715753742569E-2 -1.1503530326079758E-2 -3.2216919240761754E-2 -4.608553804271498E-3 2.840447838298954E-2 4.4631776237473275E-2 -5.9321040785236256E-3 1.6089496298765438E-2 2.7271690730805709E-2 8.4035127554444866E-3 KEY 7.9930495221546494E-2 3.8616251005631597E-2 2.9434546862896926E-2 1.9563581640331007E-2 -5.0922509225092227E-2 -2.255054432348369E-2 -5.5688146380270531E-3 6.3999999999999613E-3 -1.9077901430842648E-2 5.1863857374392142E-2 -6.1633281972265364E-3 2.7131782945736482E-2 1.180086468381103E-2 MTB 9.4534868516135351E-2 0.15426196811855197 5.1851880097770531E-2 5.1118252227570826E-2 -3.5277539637962319E-3 -6.8272302048000943E-2 -4.2859674949134563E-2 -4.4018190104556543E-2 -2.1357989033920166E-2 5.6606021097546533E-2 1.5112874014886923E-2 -1.1190355949790676E-2 1.7513776102933587E-2 PNC -8.4935181046044139E-3 6.8981064021641059E-2 4.2808941374947285E-2 0.10798786653185033 1.5331264829348434E-2 5.6624123674276383E-2 -2.6369513439945536E-2 -1.5027083697361499E-2 -3.7253858435337683E-3 -4.1488603988603989E-2 -3.5296303176667321E-3 1.8642803877703118E-2 1.6797709532061722E-2 RF -2.7727546714888529E-2 0.1475511469311841 8.6439762290653199E-3 -3.4815211569362625E-2 -3.3296337402885734E-2 -2.2962112514350874E-3 1.0356731875719172E-2 2.9612756264236983E-2 4.6460176991150348E-2 -2.7484143763213509E-2 -1.0869565217391353E-2 -5.494505494505475E-3 7.2857322397716917E-3 STI -0.21549295774647892 0.32435667265110713 4.3831902394938949E-2 1.3852813852813783E-2 0.16865926558497013 -4.4574351479722329E-2 -2.9827915869980903E-2 1.5372487189593942E-2 7.9192546583850998E-2 2.4820143884892065E-2 5.6160056160057259E-3 -4.1884816753926524E-3 2.4653074137687137E-2 USB 2.6558384547848979E-2 3.7310241607868333E-2 3.091827269916525E-3 -1.0479810952429891E-2 -2.4815699304329808E-2 -3.1622657580919977E-2 -1.4733369983507383E-2 4.1290034594352321E-3 5.5567903978661626E-3 3.8682581786029235E-3 -2.4221072332929472E-3 -6.621785674870373E-3 -1.0208572261892757E-3 WFC 3.7786570815839582E-2 2.4302927993480328E-2 5.5977040888812724E-3 7.4314778185928798E-3 -2.9562729644069252E-2 -3.1908436660019079E-2 -2.8481862964621629E-2 -1.9114348053225205E-2 3.7595162755725831E-3 9.3011642061238131E-3 1.1627547391532822E-2 -6.1443462843517871E-3 -1.5101492778466508E-3 ZION -1.9282091077715058E-2 7.6618370074448272E-3 -1.8032166780784231E-2 -1.2133298875739773E-2 9.7913074381688059E-3 -2.400873341099985E-2 -3.5141903171953204E-2 -3.4610260403149073E-2 -0.11390866874452232 1.028738329099177E-2 2.7370574880174914E-2 4.736441072670905E-2 -1.3673851643982937E-2 BBT 3 4 8 11 9 10 6 9 4 4 9 6 7 CMA 6 11 6 4 3 9 2 5 5 1 6 5 4 FITB 9 7 5 2 2 2 12 12 11 9 2 12 9 HBAN 7 5 11 10 7 8 3 2 3 10 3 2 6 KEY 2 8 4 5 12 4 4 4 9 3 11 3 5 MTB 1 2 1 3 6 12 11 11 10 2 4 11 2 PNC 8 6 3 1 4 1 7 7 8 12 10 4 3 RF 11 3 7 12 11 3 1 1 2 11 12 8 8 STI 12 1 2 6 1 11 9 3 1 5 7 7 1 USB 5 9 10 8 8 6 5 6 6 8 8 10 10 WFC 4 10 9 7 10 7 8 8 7 7 5 9 11 ZION 10 12 12 9 5 5 10 10 12 6 1 1 12 3 4 5 6 7 8 9 10 11 12 13 14 15 DILUTED SHARES OUTSTANDING Rank LTM 3Q12 LTM 4Q12 LTM 1Q13 LTM 2Q13 LTM 3Q13 LTM 4Q13 LTM 1Q14 LTM 2Q14 LTM 3Q14 LTM 4Q14 LTM 1Q15 LTM 2Q15 12 QTR CAGR 1 USB -0.327182306% CMA -1.126854639% FITB -1.1699384346% FITB -1.4444687222% FITB -1.5392601286% FITB -1.3252884338% FITB -1.5432614872% FITB -1.4863167329% FITB -1.4340394965% FITB -1.4517618638% FITB -1.1639252881% KEY -1.5861326123% FITB -1.2261589227% 2 FITB -0.2790317288% FITB -0.806764045% CMA -1.1141720907% CMA -0.9836975475% KEY -0.8749335612% KEY -0.8869729814% KEY -0.9357527056% RF -0.4992867332% KEY -0.9480854402% HBAN -0.5071490823% KEY -0.9781857928% FITB -1.621600506% KEY -0.7787530825% 3 KEY -0.2608013609% KEY -0.5613906% KEY -0.739954691% KEY -0.7865625144% USB -0.7202881152% USB -0.6449012495% RF -0.5850026591% KEY -0.4559955072% USB -0.4915346805% USB -0.4939626784% CMA -0.5972621447% RF -0.7979688067% USB -0.5276311922% 4 HBAN -0.1164865469% HBAN -0.4281440259% HBAN -0.5923079306% HBAN -0.6906479263% HBAN -0.6617798455% RF -0.4939142706% USB -0.5273833671% USB -0.4350190321% HBAN -0.3392732435% STI -0.4647259391% RF -0.576992427% PNC -0.6551240056% CMA -0.4952694153% 5 CMA .0181765652% USB -0.4070378151% USB -0.5669083718% USB -0.5966587112% CMA -0.5821322678% HBAN -0.324251324% HBAN -0.1786488154% HBAN -0.2716131739% WFC -0.3324877357% WFC -0.3714950101% HBAN -0.5662112789% WFC -0.615086858% HBAN -0.4262069022% 6 ZION 71735635143288512.7173563514% ZION 8642817914639167.8642817915% PNC .0472589792% RF 0.0000000000% RF -0.3165113417% CMA -0.2385900068% STI -0.1330924376% STI -0.1986045211% RF -0.2867383513% CMA -0.3274939075% USB -0.5377826806% STI -0.6125230279% STI -0.1350655694% 7 PNC .1421127428% PNC 94607379375588607.9460737938% WFC 73357630128034756.7335763013% PNC 47281323877057524.4728132388% STI 69974077153034386.6997407715% STI .0786342387% CMA .0990470604% WFC -0.157368867% STI -0.2614866867% RF -0.3235082674% WFC -0.5151758501% USB -0.5822819908% WFC -0.1142495071% 8 BBT .1510465571% WFC 98686210589815637.9868621059% ZION 9431900804630633.9431900805% WFC 68634820732382806.6863482073% WFC .1217782423% WFC 92737143789167753.9273714379% WFC -93116805720550033.0931168057% CMA -0.1191260196% CMA -0.2282351412% KEY -0.3232318927% STI -0.4759411848% CMA -0.4997413699% PNC 47247940449257619.4724794045% 9 STI .1540316287% BBT .1416728699% BBT .128742743% STI .1052107137% ZION .1851138518% ZION .1022447863% ZION .1992370481% ZION .1659188759% PNC .1397298556% PNC -0.1395348837% PNC -0.4657661854% HBAN -0.4360702433% BBT .287397777% 10 WFC .1705357352% STI .1815839182% STI .1605319905% ZION .1260841767% BBT .218921175% BBT .2624753875% BBT .464122131% PNC .3740065451% MTB .3557495661% MTB .3451648381% BBT .248097053% BBT .2080049195% RF .3890018391% 11 MTB .2857661706% MTB .609701497% MTB .5973042197% BBT .1552012492% PNC .236294896% PNC .3300330033% MTB .4803407526% MTB ..5396719348% BBT .4811351575% BBT .4475597289% MTB .3115518811% MTB .2434768801% MTB .4727997724% 12 RF 3.1028538594% RF 3.466282742% RF 2.5238867856% MTB .6134185304% MTB .7763632278% MTB .5165613766% PNC .5169172932% BBT .5430670908% ZION 1.6945276699% ZION 2.5361404742% ZION 2.3115877651% ZION 2.2314780764% ZION .8122308854% 1 3.3% 2 3.1% 3 2.9% 4 2.5% 5 2.6% 6 1.9% 7 .8% 8 .6% 9 .2% 10 -0.5% 11 -1.2% 12 -3.4% Date Institution Name SNL Institution Key Ticker Operating Revenue (Reported Actual) EPS after Extra (Reported) Avg Diluted Shares (actual) Total Noninterest Expense (Reported Actual) Net Loans & Leases (Excl HFS) (Reported Actual) 2015Q2 M&T Bank Corporation 100253 MTB 1,166,719,000 1.98 ,133,116,000 ,696,628,000 66,402,861,000 2015Q1 M&T Bank Corporation 100253 MTB 1,085,972,000 1.65 ,132,769,000 ,686,375,000 65,638,737,000 2014Q4 M&T Bank Corporation 100253 MTB 1,116,397,000 1.92 ,132,278,000 ,666,221,000 65,008,834,000 2014Q3 M&T Bank Corporation 100253 MTB 1,101,610,000 1.91 ,132,128,000 ,665,359,000 64,028,877,000 2014Q2 M&T Bank Corporation 100253 MTB 1,108,292,000 1.98 ,131,828,000 ,667,660,000 63,206,647,000 2014Q1 M&T Bank Corporation 100253 MTB 1,058,393,000 1.61 ,131,126,000 ,690,234,000 62,888,306,000 2013Q4 M&T Bank Corporation 100253 MTB 1,094,073,000 1.56 ,130,464,000 ,743,072,000 62,687,833,000 2013Q3 M&T Bank Corporation 100253 MTB 1,135,420,000 2.11 ,130,265,000 ,658,626,000 61,923,643,000 2013Q2 M&T Bank Corporation 100253 MTB 1,114,649,000 2.5499999999999998 ,129,017,000 ,590,959,000 63,030,296,000 2013Q1 M&T Bank Corporation 100253 MTB 1,081,779,000 1.98 ,128,636,000 ,630,864,000 63,805,786,000 2012Q4 M&T Bank Corporation 100253 MTB 1,120,385,000 2.16 ,127,800,000 ,626,146,000 64,243,072,000 2012Q3 M&T Bank Corporation 100253 MTB 1,093,492,000 2.17 ,126,292,000 ,616,027,000 62,216,896,000 2012Q2 M&T Bank Corporation 100253 MTB 1,034,615,000 1.71 ,125,897,000 ,620,241,000 61,492,133,000 2012Q1 M&T Bank Corporation 100253 MTB ,991,435,000 1.5 ,125,616,000 ,636,967,000 59,786,776,000 2011Q4 M&T Bank Corporation 100253 MTB 1,023,132,000 1.04 ,124,736,000 ,723,190,000 58,816,278,000 2011Q3 M&T Bank Corporation 100253 MTB ,975,219,000 1.32 ,124,860,000 ,636,016,000 57,216,116,000 2011Q2 M&T Bank Corporation 100253 MTB 1,004,476,000 2.42 ,122,796,000 ,539,899,000 57,218,997,000 2011Q1 M&T Bank Corporation 100253 MTB ,845,972,000 1.59 ,119,852,000 ,495,276,000 51,026,405,000 2010Q4 M&T Bank Corporation 100253 MTB ,876,881,000 1.59 ,119,503,000 ,468,503,000 50,542,874,000 2010Q3 M&T Bank Corporation 100253 MTB ,845,787,000 1.48 ,119,155,000 ,480,133,000 49,239,950,000 2010Q2 M&T Bank Corporation 100253 MTB ,844,983,000 1.46 ,118,878,000 ,476,068,000 49,691,049,000 2010Q1 M&T Bank Corporation 100253 MTB ,823,129,000 1.1499999999999999 ,118,256,000 ,489,362,000 50,129,558,000 2009Q4 M&T Bank Corporation 100253 MTB ,843,921,000 1.04 ,117,672,000 ,472,187,000 50,405,903,000 2009Q3 M&T Bank Corporation 100253 MTB ,853,228,000 0.97 ,117,547,064 ,486,046,000 50,755,088,000 2015Q2 BB&T Corporation 100438 BBT 2,327,179,000 0.62 ,734,527,000 1,462,000,000 ,120,844,075,000 2015Q1 BB&T Corporation 100438 BBT 2,299,308,000 0.67 ,731,511,000 1,417,000,000 ,118,441,663,000 2014Q4 BB&T Corporation 100438 BBT 2,338,091,000 0.75 ,730,652,000 1,373,000,000 ,118,410,599,000 2014Q3 BB&T Corporation 100438 BBT 2,286,348,000 0.7 ,729,989,000 1,388,000,000 ,117,185,349,000 2014Q2 BB&T Corporation 100438 BBT 2,270,986,000 0.57999999999999996 ,728,452,000 1,441,000,000 ,117,932,746,000 2014Q1 BB&T Corporation 100438 BBT 2,255,911,000 0.68 ,724,283,000 1,368,000,000 ,114,886,145,000 2013Q4 BB&T Corporation 100438 BBT 2,341,771,000 0.75 ,717,671,000 1,443,000,000 ,114,185,711,000 2013Q3 BB&T Corporation 100438 BBT 2,305,625,000 0.37 ,716,101,000 1,478,000,000 ,113,786,321,000 2013Q2 BB&T Corporation 100438 BBT 2,435,311,000 0.77 ,712,861,000 1,494,000,000 ,113,892,218,000 2013Q1 BB&T Corporation 100438 BBT 2,394,364,000 0.28999999999999998 ,711,020,000 1,435,000,000 ,112,221,164,000 2012Q4 BB&T Corporation 100438 BBT 2,474,543,000 0.71 ,710,190,000 1,462,000,000 ,112,585,516,000 2012Q3 BB&T Corporation 100438 BBT 2,417,929,000 0.66 ,709,875,000 1,500,000,000 ,112,089,148,000 2012Q2 BB&T Corporation 100438 BBT 2,372,661,000 0.72 ,708,454,000 1,415,000,000 ,108,948,574,000 2012Q1 BB&T Corporation 100438 BBT 2,256,169,000 0.61 ,707,369,000 1,384,000,000 ,105,979,734,000 2011Q4 BB&T Corporation 100438 BBT 1,950,798,000 0.55000000000000004 ,706,178,000 1,580,000,000 ,105,211,785,000 2011Q3 BB&T Corporation 100438 BBT 2,014,202,000 0.52 ,705,604,000 1,409,000,000 ,102,347,966,000 2011Q2 BB&T Corporation 100438 BBT 2,036,678,000 0.44 ,704,969,000 1,402,000,000 ,100,869,580,000 2011Q1 BB&T Corporation 100438 BBT 1,896,545,000 0.32 ,704,101,000 1,377,000,000 99,933,713,000 2010Q4 BB&T Corporation 100438 BBT 2,075,021,000 0.3 ,702,781,000 1,417,000,000 ,100,858,816,000 2010Q3 BB&T Corporation 100438 BBT 2,057,263,000 0.3 ,701,535,000 1,398,000,000 99,569,296,000 2010Q2 BB&T Corporation 100438 BBT 1,984,468,000 0.3 ,701,322,000 1,462,000,000 99,824,302,000 2010Q1 BB&T Corporation 100438 BBT 2,027,798,000 0.27 ,698,675,000 1,324,000,000 99,628,590,000 2009Q4 BB&T Corporation 100438 BBT 2,181,713,000 0.27 ,696,038,000 1,352,000,000 ,101,054,587,000 2009Q3 BB&T Corporation 100438 BBT 2,053,365,000 0.23 ,672,457,000 1,305,000,000 ,101,521,050,000 2015Q2 PNC Financial Services Group, Inc. 100406 PNC 3,852,876,000 1.88 ,525,000,000 2,366,000,000 ,202,117,756,000 2015Q1 PNC Financial Services Group, Inc. 100406 PNC 3,683,861,000 1.75 ,529,000,000 2,349,000,000 ,201,594,037,000 2014Q4 PNC Financial Services Group, Inc. 100406 PNC 3,946,056,000 1.84 ,532,000,000 2,539,000,000 ,201,616,754,000 2014Q3 PNC Financial Services Group, Inc. 100406 PNC 3,838,555,000 1.79 ,537,000,000 2,357,000,000 ,197,599,857,000 2014Q2 PNC Financial Services Group, Inc. 100406 PNC 3,816,225,000 1.85 ,539,000,000 2,328,000,000 ,197,657,914,000 2014Q1 PNC Financial Services Group, Inc. 100406 PNC 3,765,648,000 1.82 ,539,000,000 2,264,000,000 ,194,842,033,000 2013Q4 PNC Financial Services Group, Inc. 100406 PNC 4,067,239,000 1.87 ,535,000,000 2,514,000,000 ,192,276,047,000 2013Q3 PNC Financial Services Group, Inc. 100406 PNC 3,897,445,000 1.77 ,534,000,000 2,394,000,000 ,189,452,987,000 2013Q2 PNC Financial Services Group, Inc. 100406 PNC 4,001,299,000 1.98 ,531,000,000 2,405,000,000 ,186,124,499,000 2013Q1 PNC Financial Services Group, Inc. 100406 PNC 3,938,458,000 1.74 ,528,000,000 2,368,000,000 ,182,778,961,000 2012Q4 PNC Financial Services Group, Inc. 100406 PNC 4,016,788,000 1.24 ,528,000,000 2,724,000,000 ,181,978,570,000 2012Q3 PNC Financial Services Group, Inc. 100406 PNC 4,048,523,000 1.64 ,529,000,000 2,615,000,000 ,178,095,432,000 2012Q2 PNC Financial Services Group, Inc. 100406 PNC 3,567,227,000 0.98 ,530,000,000 2,596,000,000 ,176,381,865,000 2012Q1 PNC Financial Services Group, Inc. 100406 PNC 3,689,595,000 1.44 ,529,000,000 2,310,000,000 ,172,238,423,000 2011Q4 PNC Financial Services Group, Inc. 100406 PNC 3,523,240,000 0.85 ,526,000,000 2,691,000,000 ,154,878,417,000 2011Q3 PNC Financial Services Group, Inc. 100406 PNC 3,497,375,000 1.55 ,526,000,000 2,132,000,000 ,150,114,686,000 2011Q2 PNC Financial Services Group, Inc. 100406 PNC 3,560,538,000 1.67 ,527,000,000 2,131,000,000 ,145,828,190,000 2011Q1 PNC Financial Services Group, Inc. 100406 PNC 3,625,213,000 1.57 ,526,000,000 2,107,000,000 ,144,734,365,000 2010Q4 PNC Financial Services Group, Inc. 100406 PNC 3,891,758,000 1.5 ,526,000,000 2,338,000,000 ,145,820,560,000 2010Q3 PNC Financial Services Group, Inc. 100406 PNC 3,541,473,000 2.0699999999999998 ,526,000,000 2,062,000,000 ,144,955,006,000 2010Q2 PNC Financial Services Group, Inc. 100406 PNC 3,881,387,000 1.47 ,527,000,000 2,022,000,000 ,149,084,081,000 2010Q1 PNC Financial Services Group, Inc. 100406 PNC 3,777,094,000 0.66 ,500,327,000 2,000,000,000 ,151,989,199,000 2009Q4 PNC Financial Services Group, Inc. 100406 PNC 5,083,671,000 2.17 ,462,000,000 2,054,000,000 ,152,528,086,000 2009Q3 PNC Financial Services Group, Inc. 100406 PNC 3,997,100,000 1 ,460,929,000 2,191,000,000 ,155,847,654,000 2015Q2 U.S. Bancorp 4047176 USB 4,990,000,000 0.8 1,779,000,000 2,682,000,000 ,243,515,000,000 2015Q1 U.S. Bancorp 4047176 USB 4,853,000,000 0.76 1,789,000,000 2,665,000,000 ,240,142,000,000 2014Q4 U.S. Bancorp 4047176 USB 5,115,000,000 0.79 1,796,000,000 2,804,000,000 ,242,637,000,000 2014Q3 U.S. Bancorp 4047176 USB 4,935,000,000 0.78 1,807,000,000 2,614,000,000 ,240,282,000,000 2014Q2 U.S. Bancorp 4047176 USB 5,135,000,000 0.78 1,821,000,000 2,553,000,000 ,238,433,000,000 2014Q1 U.S. Bancorp 4047176 USB 4,751,000,000 0.73 1,828,000,000 2,544,000,000 ,232,706,000,000 2013Q4 U.S. Bancorp 4047176 USB 4,844,000,000 0.76 1,832,000,000 2,682,000,000 ,229,385,000,000 2013Q3 U.S. Bancorp 4047176 USB 4,850,000,000 0.76 1,843,000,000 2,565,000,000 ,225,336,000,000 2013Q2 U.S. Bancorp 4047176 USB 4,898,000,000 0.76 1,853,000,000 2,557,000,000 ,221,734,000,000 2013Q1 U.S. Bancorp 4047176 USB 4,820,000,000 0.73 1,867,000,000 2,470,000,000 ,216,814,000,000 2012Q4 U.S. Bancorp 4047176 USB 5,063,000,000 0.72 1,880,000,000 2,606,000,000 ,217,625,000,000 2012Q3 U.S. Bancorp 4047176 USB 5,121,000,000 0.74 1,897,000,000 2,609,000,000 ,212,130,000,000 2012Q2 U.S. Bancorp 4047176 USB 5,034,000,000 0.71 1,898,000,000 2,601,000,000 ,209,515,000,000 2012Q1 U.S. Bancorp 4047176 USB 4,883,000,000 0.67 1,910,000,000 2,560,000,000 ,204,757,000,000 2011Q4 U.S. Bancorp 4047176 USB 5,036,000,000 0.69 1,911,000,000 2,696,000,000 ,202,556,000,000 2011Q3 U.S. Bancorp 4047176 USB 4,737,000,000 0.64 1,922,000,000 2,476,000,000 ,197,378,000,000 2011Q2 U.S. Bancorp 4047176 USB 4,630,000,000 0.6 1,929,000,000 2,425,000,000 ,192,021,000,000 2011Q1 U.S. Bancorp 4047176 USB 4,456,000,000 0.52 1,928,000,000 2,314,000,000 ,189,845,000,000 2010Q4 U.S. Bancorp 4047176 USB 4,678,000,000 0.49 1,922,000,000 2,485,000,000 ,188,614,000,000 2010Q3 U.S. Bancorp 4047176 USB 4,490,000,000 0.45 1,920,000,000 2,385,000,000 ,185,794,000,000 2010Q2 U.S. Bancorp 4047176 USB 4,453,000,000 0.45 1,921,000,000 2,377,000,000 ,182,430,000,000 2010Q1 U.S. Bancorp 4047176 USB 4,295,000,000 0.34 1,919,000,000 2,136,000,000 ,182,021,000,000 2009Q4 U.S. Bancorp 4047176 USB 4,467,000,000 0.3 1,917,000,000 2,228,000,000 ,189,676,000,000 2009Q3 U.S. Bancorp 4047176 USB 4,275,000,000 0.3 1,917,000,000 2,053,000,000 ,177,921,000,000 2015Q2 Wells Fargo & Company 100382 WFC 21,223,000,000 1.03 5,220,500,000 12,469,000,000 ,873,443,000,000 2015Q1 Wells Fargo & Company 100382 WFC 21,083,000,000 1.04 5,243,600,000 12,507,000,000 ,845,292,000,000 2014Q4 Wells Fargo & Company 100382 WFC 21,316,000,000 1.02 5,279,200,000 12,647,000,000 ,845,419,000,000 2014Q3 Wells Fargo & Company 100382 WFC 21,054,000,000 1.02 5,310,400,000 12,248,000,000 ,824,327,000,000 2014Q2 Wells Fargo & Company 100382 WFC 21,023,000,000 1.01 5,350,800,000 12,194,000,000 ,814,648,000,000 2014Q1 Wells Fargo & Company 100382 WFC 20,560,000,000 1.05 5,353,300,000 11,948,000,000 ,810,896,000,000 2013Q4 Wells Fargo & Company 100382 WFC 20,739,000,000 1 5,358,600,000 12,085,000,000 ,808,590,000,000 2013Q3 Wells Fargo & Company 100382 WFC 20,469,000,000 0.99 5,381,700,000 12,102,000,000 ,793,121,000,000 2013Q2 Wells Fargo & Company 100382 WFC 21,535,000,000 0.98 5,384,600,000 12,255,000,000 ,782,514,000,000 2013Q1 Wells Fargo & Company 100382 WFC 21,214,000,000 0.92 5,353,500,000 12,400,000,000 ,779,484,000,000 2012Q4 Wells Fargo & Company 100382 WFC 22,088,000,000 0.91 5,338,700,000 12,252,000,000 ,777,575,000,000 2012Q3 Wells Fargo & Company 100382 WFC 21,170,000,000 0.88 5,355,600,000 12,112,000,000 ,765,245,000,000 2012Q2 Wells Fargo & Company 100382 WFC 21,286,000,000 0.82 5,369,900,000 12,397,000,000 ,756,879,000,000 2012Q1 Wells Fargo & Company 100382 WFC 21,590,000,000 0.75 5,337,800,000 12,775,000,000 ,747,669,000,000 2011Q4 Wells Fargo & Company 100382 WFC 20,599,000,000 0.73 5,317,600,000 12,134,000,000 ,750,259,000,000 2011Q3 Wells Fargo & Company 100382 WFC 19,278,000,000 0.72 5,319,200,000 11,301,000,000 ,740,067,000,000 2011Q2 Wells Fargo & Company 100382 WFC 20,408,000,000 0.7 5,331,700,000 11,991,000,000 ,731,028,000,000 2011Q1 Wells Fargo & Company 100382 WFC 20,413,000,000 0.67 5,333,100,000 12,293,000,000 ,729,172,000,000 2010Q4 Wells Fargo & Company 100382 WFC 21,739,000,000 0.61 5,293,800,000 12,806,000,000 ,735,245,000,000 2010Q3 Wells Fargo & Company 100382 WFC 20,950,000,000 0.6 5,273,200,000 11,777,000,000 ,732,500,000,000 2010Q2 Wells Fargo & Company 100382 WFC 21,246,000,000 0.55000000000000004 5,260,800,000 12,248,000,000 ,745,081,000,000 2010Q1 Wells Fargo & Company 100382 WFC 21,386,000,000 0.45 5,225,200,000 11,737,000,000 ,756,307,000,000 2009Q4 Wells Fargo & Company 100382 WFC 22,519,000,000 0.08 4,796,100,000 12,576,000,000 ,758,254,000,000 2009Q3 Wells Fargo & Company 100382 WFC 22,400,000,000 0.56000000000000005 4,706,400,000 11,435,000,000 ,775,924,000,000 2015Q2 Comerica Incorporated 100206 CMA ,683,020,000 0.73 ,182,422,373 ,448,000,000 49,122,655,000 2015Q1 Comerica Incorporated 100206 CMA ,670,786,000 0.73 ,182,270,161 ,457,000,000 48,471,589,000 2014Q4 Comerica Incorporated 100206 CMA ,644,148,000 0.8 ,183,727,722 ,417,000,000 47,998,777,000 2014Q3 Comerica Incorporated 100206 CMA ,628,860,000 0.82 ,185,401,000 ,398,000,000 47,115,085,000 2014Q2 Comerica Incorporated 100206 CMA ,639,366,000 0.8 ,186,108,000 ,409,000,000 47,290,404,000 2014Q1 Comerica Incorporated 100206 CMA ,616,945,000 0.73 ,186,701,477 ,407,000,000 45,894,574,000 2013Q4 Comerica Incorporated 100206 CMA ,636,945,000 0.62 ,186,165,508 ,475,000,000 44,871,570,000 2013Q3 Comerica Incorporated 100206 CMA ,625,566,000 0.78 ,187,103,814 ,415,000,000 43,547,157,000 2013Q2 Comerica Incorporated 100206 CMA ,621,412,000 0.76 ,186,997,834 ,416,000,000 44,846,001,000 2013Q1 Comerica Incorporated 100206 CMA ,614,468,000 0.7 ,187,442,061 ,420,000,000 44,449,518,000 2012Q4 Comerica Incorporated 100206 CMA ,627,132,000 0.68 ,187,953,734 ,422,000,000 45,427,405,000 2012Q3 Comerica Incorporated 100206 CMA ,628,759,000 0.61 ,191,492,428 ,423,000,000 43,546,554,000 2012Q2 Comerica Incorporated 100206 CMA ,642,352,000 0.73 ,194,487,468 ,437,000,000 43,325,186,000 2012Q1 Comerica Incorporated 100206 CMA ,645,318,000 0.66 ,196,020,677 ,446,000,000 42,307,401,000 2011Q4 Comerica Incorporated 100206 CMA ,628,202,000 0.48 ,196,728,883 ,441,000,000 41,952,489,000 2011Q3 Comerica Incorporated 100206 CMA ,607,954,000 0.51 ,191,634,000 ,427,000,000 40,458,728,000 2011Q2 Comerica Incorporated 100206 CMA ,585,499,000 0.53 ,177,602,000 ,404,000,000 38,386,431,000 2011Q1 Comerica Incorporated 100206 CMA ,595,684,000 0.56999999999999995 ,178,425,000 ,415,000,000 38,328,241,000 2010Q4 Comerica Incorporated 100206 CMA ,615,688,000 0.53 ,178,266,000 ,437,000,000 39,333,895,000 2010Q3 Comerica Incorporated 100206 CMA ,586,979,000 0.33 ,177,686,000 ,402,000,000 39,321,566,000 2010Q2 Comerica Incorporated 100206 CMA ,612,934,000 0.39 ,178,432,000 ,397,000,000 39,633,420,000 2010Q1 Comerica Incorporated 100206 CMA ,599,103,000 -0.46 ,155,155,000 ,404,000,000 39,856,818,000 2009Q4 Comerica Incorporated 100206 CMA ,582,169,000 -0.42 ,149,445,000 ,425,000,000 41,174,712,000 2009Q3 Comerica Incorporated 100206 CMA ,584,618,000 -0.1 ,149,431,000 ,399,000,000 42,616,806,000 2015Q2 Fifth Third Bancorp 100260 FITB 1,438,576,000 0.36 ,812,842,540 ,949,000,000 91,410,391,000 2015Q1 Fifth Third Bancorp 100260 FITB 1,474,320,000 0.42 ,818,672,259 ,926,000,000 89,944,310,000 2014Q4 Fifth Third Bancorp 100260 FITB 1,524,064,000 0.43 ,827,831,317 ,918,000,000 88,762,396,000 2014Q3 Fifth Third Bancorp 100260 FITB 1,420,271,000 0.39 ,838,324,420 ,888,000,000 89,210,404,000 2014Q2 Fifth Third Bancorp 100260 FITB 1,633,237,000 0.49 ,848,245,111 ,957,000,000 89,026,131,000 2014Q1 Fifth Third Bancorp 100260 FITB 1,450,957,000 0.36 ,857,923,596 ,960,000,000 88,221,964,000 2013Q4 Fifth Third Bancorp 100260 FITB 1,602,885,000 0.43 ,877,510,663 ,995,000,000 87,031,411,000 2013Q3 Fifth Third Bancorp 100260 FITB 1,608,345,000 0.47 ,888,111,269 ,964,000,000 85,554,401,000 2013Q2 Fifth Third Bancorp 100260 FITB 1,933,240,000 0.65 ,900,625,454 1,040,000,000 85,297,060,000 2013Q1 Fifth Third Bancorp 100260 FITB 1,614,733,000 0.46 ,913,163,262 ,988,000,000 83,893,578,000 2012Q4 Fifth Third Bancorp 100260 FITB 1,779,800,000 0.43 ,925,585,306 1,173,000,000 83,927,899,000 2012Q3 Fifth Third Bancorp 100260 FITB 1,568,558,000 0.38 ,944,820,608 1,015,000,000 81,133,797,000 2012Q2 Fifth Third Bancorp 100260 FITB 1,569,710,000 0.4 ,954,622,463 ,956,000,000 80,342,306,000 2012Q1 Fifth Third Bancorp 100260 FITB 1,660,968,000 0.45 ,957,415,527 1,013,000,000 79,986,887,000 2011Q4 Fifth Third Bancorp 100260 FITB 1,465,403,000 0.33 ,956,348,893 ,996,000,000 78,762,978,000 2011Q3 Fifth Third Bancorp 100260 FITB 1,523,742,000 0.4 ,955,490,439 ,963,000,000 76,776,381,000 2011Q2 Fifth Third Bancorp 100260 FITB 1,514,761,000 0.35 ,955,477,616 ,927,000,000 75,353,008,000 2011Q1 Fifth Third Bancorp 100260 FITB 1,451,505,000 0.1 ,894,841,321 ,919,000,000 74,659,916,000 2010Q4 Fifth Third Bancorp 100260 FITB 1,538,057,000 0.33 ,836,224,575 1,005,000,000 74,487,498,000 2010Q3 Fifth Third Bancorp 100260 FITB 1,738,000,000 0.22 ,797,492,107 ,983,000,000 72,814,812,000 2010Q2 Fifth Third Bancorp 100260 FITB 1,490,267,000 0.16 ,802,254,845 ,948,000,000 72,538,750,000 2010Q1 Fifth Third Bancorp 100260 FITB 1,511,840,000 -0.09 ,790,472,577 ,972,000,000 73,621,534,000 2009Q4 Fifth Third Bancorp 100260 FITB 1,530,217,000 -0.2 ,790,441,911 ,988,000,000 73,029,622,000 2009Q3 Fifth Third Bancorp 100260 FITB 1,705,202,000 -0.2 ,790,334,226 ,898,000,000 74,736,100,000 2015Q2 Huntington Bancshares Incorporated 100307 HBAN ,773,911,000 0.23 ,820,238,000 ,490,905,000 48,143,276,000 2015Q1 Huntington Bancshares Incorporated 100307 HBAN ,701,454,000 0.19 ,823,809,000 ,449,442,000 47,080,917,000 2014Q4 Huntington Bancshares Incorporated 100307 HBAN ,708,420,000 0.19 ,825,338,000 ,468,346,000 47,040,951,000 2014Q3 Huntington Bancshares Incorporated 100307 HBAN ,711,656,000 0.18 ,829,623,000 ,456,017,000 46,083,614,000 2014Q2 Huntington Bancshares Incorporated 100307 HBAN ,712,577,000 0.19 ,834,687,000 ,455,420,000 45,438,539,000 2014Q1 Huntington Bancshares Incorporated 100307 HBAN ,668,616,000 0.17 ,842,677,000 ,434,987,000 43,716,092,000 2013Q4 Huntington Bancshares Incorporated 100307 HBAN ,676,695,000 0.18 ,842,324,000 ,435,142,000 42,464,310,000 2013Q3 Huntington Bancshares Incorporated 100307 HBAN ,672,706,000 0.2 ,841,025,000 ,463,344,000 41,880,862,000 2013Q2 Huntington Bancshares Incorporated 100307 HBAN ,676,165,000 0.17 ,843,840,000 ,449,233,000 40,997,947,000 2013Q1 Huntington Bancshares Incorporated 100307 HBAN ,677,842,000 0.17 ,848,708,000 ,442,997,000 40,528,250,000 2012Q4 Huntington Bancshares Incorporated 100307 HBAN ,730,239,000 0.18 ,853,306,000 ,457,716,000 39,952,010,000 2012Q3 Huntington Bancshares Incorporated 100307 HBAN ,687,318,000 0.19 ,863,588,000 ,460,888,000 39,464,259,000 2012Q2 Huntington Bancshares Incorporated 100307 HBAN ,681,658,000 0.17 ,867,551,000 ,441,593,000 39,090,074,000 2012Q1 Huntington Bancshares Incorporated 100307 HBAN ,702,610,000 0.17 ,869,164,000 ,441,654,000 39,756,268,000 2011Q4 Huntington Bancshares Incorporated 100307 HBAN ,645,981,000 0.14000000000000001 ,868,156,000 ,439,951,000 37,944,252,000 2011Q3 Huntington Bancshares Incorporated 100307 HBAN ,667,324,000 0.16 ,867,633,000 ,436,837,000 37,978,342,000 2011Q2 Huntington Bancshares Incorporated 100307 HBAN ,658,067,000 0.16 ,867,469,000 ,427,258,000 38,046,605,000 2011Q1 Huntington Bancshares Incorporated 100307 HBAN ,642,905,000 0.14000000000000001 ,867,237,000 ,413,755,000 37,100,806,000 2010Q4 Huntington Bancshares Incorporated 100307 HBAN ,673,811,000 0.05 ,760,582,000 ,436,658,000 36,837,444,000 2010Q3 Huntington Bancshares Incorporated 100307 HBAN ,671,766,000 0.1 ,719,567,000 ,427,681,000 36,146,283,000 2010Q2 Huntington Bancshares Incorporated 100307 HBAN ,671,908,000 0.03 ,719,387,000 ,403,583,000 35,556,001,000 2010Q1 Huntington Bancshares Incorporated 100307 HBAN ,630,073,000 0.01 ,718,593,000 ,399,130,000 35,440,494,000 2009Q4 Huntington Bancshares Incorporated 100307 HBAN ,613,665,000 -0.56000000000000005 ,715,336,000 ,321,331,000 35,288,371,000 2009Q3 Huntington Bancshares Incorporated 100307 HBAN ,585,377,000 -0.33 ,589,708,000 ,404,096,000 36,253,849,000 2015Q2 KeyCorp 100334 KEY 1,069,163,000 0.27 ,846,312,000 ,715,000,000 59,426,694,000 2015Q1 KeyCorp 100334 KEY 1,005,877,000 0.26 ,857,122,000 ,675,000,000 59,363,509,000 2014Q4 KeyCorp 100334 KEY 1,065,863,000 0.28000000000000003 ,886,186,000 ,685,000,000 58,852,969,000 2014Q3 KeyCorp 100334 KEY ,987,927,000 0.21 ,874,122,000 ,678,000,000 57,712,098,000 2014Q2 KeyCorp 100334 KEY 1,023,296,000 0.24 ,902,137,000 ,689,000,000 58,945,099,000 2014Q1 KeyCorp 100334 KEY ,998,204,000 0.26 ,891,890,000 ,662,000,000 58,931,039,000 2013Q4 KeyCorp 100334 KEY 1,033,234,000 0.25 ,897,712,000 ,710,000,000 58,066,877,000 2013Q3 KeyCorp 100334 KEY 1,030,793,000 0.28999999999999998 ,908,253,000 ,691,000,000 57,429,957,000 2013Q2 KeyCorp 100334 KEY 1,001,096,000 0.22 ,918,628,000 ,685,000,000 57,176,480,000 2013Q1 KeyCorp 100334 KEY 1,001,826,000 0.21 ,926,051,000 ,681,000,000 56,717,639,000 2012Q4 KeyCorp 100334 KEY 1,064,969,000 0.21 ,930,382,000 ,704,000,000 57,080,492,000 2012Q3 KeyCorp 100334 KEY 1,117,865,000 0.23 ,940,764,000 ,681,000,000 55,792,839,000 2012Q2 KeyCorp 100334 KEY 1,017,408,000 0.24 ,948,087,000 ,693,000,000 54,121,157,000 2012Q1 KeyCorp 100334 KEY 1,018,526,000 0.2 ,953,971,000 ,679,000,000 53,906,744,000 2011Q4 KeyCorp 100334 KEY ,966,192,000 0.2 ,951,684,000 ,717,000,000 54,279,884,000 2011Q3 KeyCorp 100334 KEY 1,031,950,000 0.22 ,950,686,000 ,692,000,000 52,934,561,000 2011Q2 KeyCorp 100334 KEY 1,020,407,000 0.25 ,952,133,000 ,680,000,000 52,761,952,000 2011Q1 KeyCorp 100334 KEY 1,044,709,000 0.19 ,887,836,000 ,701,000,000 53,373,654,000 2010Q4 KeyCorp 100334 KEY 1,132,557,000 0.32 ,900,263,000 ,744,000,000 54,870,465,000 2010Q3 KeyCorp 100334 KEY 1,117,492,000 0.2 ,874,433,000 ,736,000,000 55,912,144,000 2010Q2 KeyCorp 100334 KEY 1,089,793,000 0.03 ,874,664,000 ,769,000,000 57,581,663,000 2010Q1 KeyCorp 100334 KEY 1,045,222,000 -0.11 ,874,386,000 ,785,000,000 59,363,640,000 2009Q4 KeyCorp 100334 KEY 1,072,962,000 -0.3 ,873,268,000 ,871,000,000 59,601,452,000 2009Q3 KeyCorp 100334 KEY ,856,800,000 -0.52 ,839,906,000 ,901,000,000 63,115,286,000 2015Q2 Regions Financial Corporation 100233 RF 1,395,701,000 0.2 1,346,000,000 ,859,000,000 79,034,316,000 2015Q1 Regions Financial Corporation 100233 RF 1,260,096,000 0.16 1,358,000,000 ,840,000,000 77,145,133,000 2014Q4 Regions Financial Corporation 100233 RF 1,270,913,000 0.15 1,377,000,000 ,859,000,000 76,204,322,000 2014Q3 Regions Financial Corporation 100233 RF 1,320,823,000 0.22 1,389,000,000 ,819,000,000 75,429,217,000 2014Q2 Regions Financial Corporation 100233 RF 1,307,961,000 0.21 1,390,000,000 ,827,000,000 75,284,366,000 2014Q1 Regions Financial Corporation 100233 RF 1,306,642,000 0.22 1,390,000,000 ,811,000,000 74,424,568,000 2013Q4 Regions Financial Corporation 100233 RF 1,366,677,000 0.16 1,395,000,000 ,883,000,000 73,276,709,000 2013Q3 Regions Financial Corporation 100233 RF 1,326,738,000 0.2 1,405,000,000 ,884,000,000 74,351,735,000 2013Q2 Regions Financial Corporation 100233 RF 1,317,932,000 0.18 1,418,000,000 ,884,000,000 73,354,267,000 2013Q1 Regions Financial Corporation 100233 RF 1,296,242,000 0.23 1,423,000,000 ,842,000,000 72,187,129,000 2012Q4 Regions Financial Corporation 100233 RF 1,354,935,000 0.18 1,423,000,000 ,860,000,000 72,076,349,000 2012Q3 Regions Financial Corporation 100233 RF 1,352,658,000 0.21 1,423,000,000 ,869,000,000 73,196,872,000 2012Q2 Regions Financial Corporation 100233 RF 1,359,640,000 0.2 1,418,000,000 ,840,000,000 73,910,976,000 2012Q1 Regions Financial Corporation 100233 RF 1,337,107,000 0.11 1,283,000,000 ,913,000,000 74,189,689,000 2011Q4 Regions Financial Corporation 100233 RF ,577,988,000 -0.48 1,259,000,000 1,108,000,000 74,944,428,000 2011Q3 Regions Financial Corporation 100233 RF 1,567,518,000 0.08 1,261,000,000 ,850,000,000 76,556,832,000 2011Q2 Regions Financial Corporation 100233 RF 1,516,021,000 0.04 1,260,000,000 ,879,000,000 78,120,946,000 2011Q1 Regions Financial Corporation 100233 RF 1,596,359,000 0.01 1,259,000,000 ,932,000,000 78,251,328,000 2010Q4 Regions Financial Corporation 100233 RF 1,697,281,000 0.03 1,259,000,000 ,990,000,000 79,679,005,000 2010Q3 Regions Financial Corporation 100233 RF 1,559,054,000 -0.17 1,257,000,000 ,909,000,000 81,234,565,000 2010Q2 Regions Financial Corporation 100233 RF 1,585,873,000 -0.28000000000000003 1,200,000,000 ,891,000,000 82,759,680,000 2010Q1 Regions Financial Corporation 100233 RF 1,537,206,000 -0.21 1,194,000,000 ,984,000,000 84,989,721,000 2009Q4 Regions Financial Corporation 100233 RF 1,597,816,000 -0.51 1,191,000,000 1,207,000,000 87,559,897,000 2009Q3 Regions Financial Corporation 100233 RF 1,550,841,000 -0.37 1,189,000,000 1,199,000,000 90,127,259,000 2015Q2 SunTrust Banks, Inc. 100449 STI 2,076,810,000 0.89 ,522,479,000 1,312,000,000 ,130,721,112,000 2015Q1 SunTrust Banks, Inc. 100449 STI 2,024,313,000 0.78 ,526,837,000 1,280,000,000 ,130,542,130,000 2014Q4 SunTrust Banks, Inc. 100449 STI 2,061,447,000 0.72 ,527,959,000 1,276,000,000 ,131,201,796,000 2014Q3 SunTrust Banks, Inc. 100449 STI 2,051,764,000 1.06 ,533,230,000 1,259,000,000 ,130,212,244,000 2014Q2 SunTrust Banks, Inc. 100449 STI 2,213,940,000 0.72 ,535,486,000 1,335,000,000 ,127,767,817,000 2014Q1 SunTrust Banks, Inc. 100449 STI 2,050,601,000 0.73 ,536,992,000 1,353,000,000 ,127,167,703,000 2013Q4 SunTrust Banks, Inc. 100449 STI 2,076,774,000 0.77 ,537,921,000 1,361,000,000 ,125,850,649,000 2013Q3 SunTrust Banks, Inc. 100449 STI 1,924,039,000 0.33 ,538,850,000 1,410,000,000 ,122,302,473,000 2013Q2 SunTrust Banks, Inc. 100449 STI 2,110,827,000 0.68 ,539,763,000 1,381,000,000 ,119,940,497,000 2013Q1 SunTrust Banks, Inc. 100449 STI 2,131,501,000 0.63 ,539,862,000 1,361,000,000 ,118,714,778,000 2012Q4 SunTrust Banks, Inc. 100449 STI 2,302,331,000 0.65 ,539,618,000 1,473,000,000 ,119,339,823,000 2012Q3 SunTrust Banks, Inc. 100449 STI 1,889,726,000 1.98 ,538,699,000 1,726,000,000 ,119,604,893,000 2012Q2 SunTrust Banks, Inc. 100449 STI 2,192,675,000 0.5 ,537,495,000 1,544,000,000 ,122,310,098,000 2012Q1 SunTrust Banks, Inc. 100449 STI 2,165,211,000 0.46 ,536,407,000 1,545,000,000 ,120,364,615,000 2011Q4 SunTrust Banks, Inc. 100449 STI 1,980,024,000 0.13 ,535,717,000 1,753,000,000 ,120,066,728,000 2011Q3 SunTrust Banks, Inc. 100449 STI 2,148,931,000 0.39 ,535,395,000 1,559,000,000 ,114,899,515,000 2011Q2 SunTrust Banks, Inc. 100449 STI 2,121,780,000 0.33 ,535,416,000 1,539,000,000 ,112,231,935,000 2011Q1 SunTrust Banks, Inc. 100449 STI 2,049,980,000 0.08 ,503,503,000 1,461,000,000 ,112,118,990,000 2010Q4 SunTrust Banks, Inc. 100449 STI 2,202,645,000 0.23 ,499,423,000 1,551,000,000 ,113,000,595,000 2010Q3 SunTrust Banks, Inc. 100449 STI 2,194,822,000 0.17 ,498,802,000 1,494,055,000 ,111,968,548,000 2010Q2 SunTrust Banks, Inc. 100449 STI 2,038,494,000 -0.11 ,498,499,000 1,462,049,000 ,109,769,417,000 2010Q1 SunTrust Banks, Inc. 100449 STI 1,872,088,000 -0.46 ,498,238,000 1,346,243,000 ,110,803,448,000 2009Q4 SunTrust Banks, Inc. 100449 STI 1,845,293,000 -0.64 ,498,082,000 1,510,766,000 ,110,554,844,000 2009Q3 SunTrust Banks, Inc. 100449 STI 1,835,088,000 -0.76 ,497,070,000 1,428,847,000 ,113,463,938,000 2015Q2 Zions Bancorporation 100501 ZION ,560,042,000 -0.01 ,202,887,762 ,403,450,000 39,414,609,000 2015Q1 Zions Bancorporation 100501 ZION ,539,433,000 0.37 ,202,944,209 ,397,461,000 39,560,101,000 2014Q4 Zions Bancorporation 100501 ZION ,575,872,000 0.33 ,203,277,500 ,422,666,000 39,459,353,000 2014Q3 Zions Bancorporation 100501 ZION ,547,246,000 0.4 ,197,271,076 ,438,536,000 39,129,518,000 2014Q2 Zions Bancorporation 100501 ZION ,537,920,000 0.56000000000000005 ,185,286,329 ,406,027,000 38,954,456,000 2014Q1 Zions Bancorporation 100501 ZION ,522,773,000 0.41 ,185,122,844 ,398,063,000 38,461,183,000 2013Q4 Zions Bancorporation 100501 ZION ,551,723,000 -0.32 ,184,208,544 ,414,840,000 38,297,074,000 2013Q3 Zions Bancorporation 100501 ZION ,547,363,000 1.1200000000000001 ,184,742,414 ,370,663,000 37,475,207,000 2013Q2 Zions Bancorporation 100501 ZION ,561,024,000 0.3 ,184,061,623 ,411,396,000 37,374,033,000 2013Q1 Zions Bancorporation 100501 ZION ,546,353,000 0.48 ,183,655,129 ,397,348,000 36,920,638,000 2012Q4 Zions Bancorporation 100501 ZION ,555,748,000 0.19 ,183,456,109 ,407,014,000 36,769,160,000 2012Q3 Zions Bancorporation 100501 ZION ,565,048,000 0.34 ,183,382,650 ,394,975,000 36,335,786,000 2012Q2 Zions Bancorporation 100501 ZION ,553,753,000 0.3 ,183,136,631 ,401,656,000 35,988,399,000 2012Q1 Zions Bancorporation 100501 ZION ,553,813,000 0.14000000000000001 ,182,963,828 ,392,372,000 35,674,268,000 2011Q4 Zions Bancorporation 100501 ZION ,562,346,000 0.24 ,182,823,190 ,424,990,000 36,206,223,000 2011Q3 Zions Bancorporation 100501 ZION ,575,378,000 0.35 ,182,857,702 ,409,003,000 35,682,418,000 2011Q2 Zions Bancorporation 100501 ZION ,538,891,000 0.16 ,182,728,185 ,416,241,000 35,682,547,000 2011Q1 Zions Bancorporation 100501 ZION ,542,494,000 0.08 ,181,997,687 ,408,330,000 35,289,481,000 2010Q4 Zions Bancorporation 100501 ZION ,511,535,000 -0.62 ,178,097,851 ,442,801,000 35,387,601,000 2010Q3 Zions Bancorporation 100501 ZION ,539,915,000 -0.47 ,172,864,619 ,456,044,000 36,101,326,000 2010Q2 Zions Bancorporation 100501 ZION ,502,955,000 -0.84 ,161,810,017 ,430,355,000 36,510,427,000 2010Q1 Zions Bancorporation 100501 ZION ,565,994,000 -0.56999999999999995 ,151,073,384 ,389,126,000 37,504,449,000 2009Q4 Zions Bancorporation 100501 ZION ,598,132,000 -1.26 ,139,858,788 ,443,353,000 38,728,078,000 2009Q3 Zions Bancorporation 100501 ZION ,771,387,000 -1.43 ,127,581,404 ,434,707,000 39,895,948,000

History of Strong Returns

Full service commercial bank with strong market share in communities Complemented by renowned Wilmington Trust affiliates Efficiency advantage required in a highly commoditized industry Conservative risk appetite with prudent underwriting discipline Doing business with customers we know and understand Cohesive culture deeply engrained in a seasoned workforce Disciplined acquisition history Shareholder oriented approach to capital allocation Scalable and integrated infrastructure Time Tested Business Model

Earnings & Dividend Growth: 1983 – 3Q 2015 Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing. Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP. 15% Net Operating EPS CAGR 13% Dividend CAGR

M&T Bank Corporation… a solid investment 18.9% Annual rate of return since 1980(1) Ranked 24th within entire universe(2) of U.S. based stocks traded publicly since 1980 CAGR calculated assuming reinvestment of dividends through September 30, 2015. Includes 607 U.S. based publicly traded stocks $2,074 invested in M&T in 1980 would be worth $1 million as of today

Total Shareholder Return 18.9% annual rate of return since 1980, ranked 24th best within entire universe of publicly-traded U.S. stocks 10-year total shareholder return CAGR was 593 basis points above the peer median and 498 basis points above the BKX 5-year and 1-year total return in line with peer median and BKX index Source: SNL Financial – Total Shareholder Return as of September 30, 2015

Appendix and GAAP Reconciliations

Reconciliation of GAAP and Non-GAAP Measures Prior full years not restated for change of accounting policy for LIHTC

Reconciliation of GAAP and Non-GAAP Measures

BB&T Corporation M&T Bank Corporation PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Wells Fargo & Company SunTrust Banks, Inc. Huntington Bancshares Incorporated Zions Bancorporation KeyCorp M&T Peer Group U.S. Bancorp